         As filed with the Securities and Exchange Commission on August 16, 2006
                                      Securities Act Registration No. __________

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-effective Amendment No. ____               Post-effective Amendment No. ____
                        (Check appropriate box or boxes)

                          AIM VARIABLE INSURANCE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                11 Greenway Plaza
                                    Suite 100
                                Houston, TX 77046
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (713) 626-1919

Name and Address of Agent for Service:   Copy to:

      PETER A. DAVIDSON, ESQUIRE                THOMAS H. DUNCAN, ESQUIRE
          AIM Advisors, Inc.              Ballard Spahr Andrews & Ingersoll, LLP
           11 Greenway Plaza                         1225 17th Street
               Suite 100                                Suite 2300
           Houston, TX 77046                         Denver, CO 80202

     Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

     It is proposed that this filing will become effective on September 15, 2006, pursuant to Rule 488.

     The title of the securities being registered are Series I and Series II of AIM V.I. Capital Appreciation Fund. No filing fee is due in reliance on Section 24(f) of the Investment Company Act of 1940.

(A I M LOGO)

                        AIM V.I. DEMOGRAPHIC TRENDS FUND,
                   A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                                              September __, 2006

Dear Contract Owner:

         We are seeking your approval of a Plan of Reorganization (the "Plan") that provides for the sale of the assets of AIM V.I. Demographic Trends Fund (the "Fund") to AIM V.I. Capital Appreciation Fund ("Buying Fund"). This transaction will result in the combination of the two funds.

         Shares of the Fund and Buying Fund are each sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Fund and Buying Fund in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of your Fund held by the separate account under your contract.

         A I M Advisors, Inc. ("AIM"), the investment advisor to AIM Variable Insurance Funds, conducted a review of its funds and concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. Your Fund is one of the funds that AIM recommended, and your Board of Trustees approved, for consolidation. The attached Proxy Statement and Prospectus seeks your approval of the combination of your Fund with Buying Fund.

         The enclosed Proxy Statement and Prospectus describes the proposed combination and compares, among other things, the investment objectives and strategies, operating expenses and performance history of your Fund and Buying Fund. You should review the enclosed materials carefully.

         After careful consideration, the Board of Trustees of AIM Variable Insurance Funds has approved the Plan and proposed combination. They recommend that you vote FOR the proposal.

         Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card or voting instruction card in the enclosed postage paid return envelope. If you attend the meeting, you may vote in person, with proper authorization from the life insurance company that issued your variable contract. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Management Information Services, reminding you to vote.

Sincerely,

/s/ Philip A. Taylor

Philip A. Taylor
President

                        AIM V.I. DEMOGRAPHIC TRENDS FUND,
                   A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS

                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 31, 2006

         We cordially invite you to attend our Special Meeting of Shareholders to:

         1. Approve a Plan of Reorganization (the "Plan") under which all of the assets of AIM V.I. Demographic Trends Fund (the "Fund"), an investment portfolio of AIM Variable Insurance Funds ("Trust"), will be transferred to AIM V.I. Capital Appreciation Fund ("Buying Fund"), which is also an investment portfolio of Trust. Buying Fund will assume the liabilities of the Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of the Fund.

         2. Transact any other business, not currently contemplated, that may properly come before the Special Meeting, in the discretion of the proxies or their substitutes.

         We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 31, 2006 at 3:00 p.m., Central Time.

         Shareholders of record as of the close of business on August 24, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the Special Meeting.

         Shares of the Fund are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Fund in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the separate account on how to vote shares of the Fund held by the separate account under your contract.

         The Board of Trustees of Trust is sending this Notice of Special Meeting of Shareholders, Combined Proxy Statement and Prospectus, and proxy solicitation materials to (i) all separate accounts, which are the shareholders who owned shares of beneficial interest in the Fund at the close of business on August 24, 2006 (the "Record Date"), and (ii) all contract owners who had their variable annuity or variable life contract values allocated to the Fund as of the close of business on the Record Date and who are entitled to instruct the corresponding separate account on how to vote.

         WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD OR VOTING INSTRUCTION CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF TRUST. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD OR VOTING INSTRUCTION CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF TRUST OR BY VOTING IN PERSON, WITH PROPER AUTHORIZATION FROM THE LIFE INSURANCE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT, AT THE SPECIAL MEETING.

/s/ John M. Zerr

John M. Zerr
Secretary

September __, 2006

 AIM V.I. DEMOGRAPHIC TRENDS FUND,       AIM V.I. CAPITAL APPRECIATION FUND,
          A PORTFOLIO OF                           A PORTFOLIO OF
   AIM VARIABLE INSURANCE FUNDS             AIM VARIABLE INSURANCE FUNDS
   11 GREENWAY PLAZA, SUITE 100             11 GREENWAY PLAZA, SUITE 100
     HOUSTON, TEXAS 77046-1173                HOUSTON, TEXAS 77046-1173
          (800) 410-4246                           (800) 410-4246


                     COMBINED PROXY STATEMENT AND PROSPECTUS
                               SEPTEMBER __, 2006

         This document is a combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the "Special Meeting") of AIM V.I. Demographic Trends Fund. The Special Meeting will be held on October 31, 2006 at 3:00 p.m., Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card or voting instruction card on or about September __, 2006 to all shareholders entitled to vote at the Special Meeting.

         Each series of AIM Variable Insurance Funds ("Trust") is used solely as an investment vehicle for variable annuity and variable life insurance contracts issued by certain life insurance companies. You cannot purchase shares of any series of the Trust directly. As a contract owner of a variable annuity or variable life insurance contract that offers one or more series of the Trust as an investment option, however, you may allocate contract values to a separate account of the life insurance company that invests in a series of the Trust. All references in this Proxy Statement/Prospectus to "shareholder" or "shareholders" shall mean the "contract owner/separate account" or the "contract owners/separate accounts," respectively. All references in this Proxy Statement/Prospectus to "you" or "your" shall mean the "contract owner/separate account."

         At the Special Meeting, we are asking shareholders of AIM V.I. Demographic Trends Fund (your "Fund") to consider and approve a Plan of Reorganization (the "Plan") that provides for the reorganization of your Fund, an investment portfolio of Trust, with AIM V.I. Capital Appreciation Fund ("Buying Fund"), which is also an investment portfolio of Trust (the "Reorganization").

         In accordance with current law, the life insurance companies and their separate accounts, which are the shareholders of record of Trust, in effect, pass along their voting rights to the contract owners. Essentially, each life insurance company seeks instructions as to how its contract owners wish the life insurance company to vote the shares of Trust (i) owned by the life insurance company, but (ii) in which their contract owners may have or be deemed to have a beneficial interest. The life insurance companies communicate directly with the contract owners about the procedures that the life insurance companies follow in seeking instructions and voting shares under the particular separate accounts. Each share of a series of Trust that a contract owner beneficially owns entitles the contract owner to one vote on each proposal set forth in this Proxy Statement/Prospectus (a fractional share has a fractional vote).

         All references in this Proxy Statement/Prospectus to "proxy card" shall mean the "proxy card" or "voting instruction card" you have received from Trust or from your applicable insurance company.

         Under the Plan, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A.

         The value of Buying Fund shares attributable to each contract owner immediately after and as a result of the Reorganization will be the same as the value of your Fund shares attributable to each contract owner immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No sales charges will be imposed in connection with the Reorganization.

         The Board of Trustees of Trust (the "Board") has approved the Plan and the Reorganization as being advisable and in the best interests of your Fund.

         Trust is a registered open-end management investment company that issues its shares in separate series. Your Fund and Buying Fund are both series of Trust. A I M Advisors, Inc. ("AIM") serves as the investment advisor to both your Fund and Buying Fund. AIM is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company.

         Your Fund and Buying Fund have similar investment objectives and invest in similar types of securities. Your Fund seeks long-term growth of capital and Buying Fund seeks growth of capital. See "Comparison of Investment Objectives and Principal Strategies."

         This Proxy Statement/Prospectus sets forth the information that you should know before voting on the Plan. It is both the Proxy Statement of your Fund and the Prospectus of Buying Fund. You should read and retain this Proxy Statement/Prospectus for future reference.

         The Prospectuses of your Fund (Series I and Series II) dated May 1, 2006, (the "Selling Fund Prospectuses"), together with the related Statement of Additional Information dated May 1, 2006, as supplemented, are on file with the Securities and Exchange Commission (the "SEC"). The Selling Fund Prospectuses are incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses of Buying Fund (Series I and Series II) dated May 1, 2006, (the "Buying Fund Prospectuses"), and the related Statement of Additional Information dated May 1, 2006, and the Statement of Additional Information relating to the Reorganization dated September __, 2006, are on file with the SEC. The Buying Fund Prospectuses are incorporated by reference into this Proxy Statement/Prospectus and copies of the Buying Fund Prospectuses are attached as Appendix II to this Proxy Statement/Prospectus. The Statement of Additional Information relating to the Reorganization dated September __, 2006, also is incorporated by reference into this Proxy Statement/Prospectus. The SEC maintains a website at www.sec.gov that contains the Prospectuses and Statements of Additional Information described above, material incorporated by reference, and other information about Trust.

         Copies of the Prospectuses of Buying Fund and your Fund and the related Statements of Additional Information are available without charge by writing to A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 410-4246.

         Trust has previously sent to shareholders the most recent annual report for your Fund, including financial statements, and the most recent semi-annual report succeeding the annual report, if any. If you have not received such reports or would like to receive an additional copy, please contact A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling (800) 410-4246. Such reports will be furnished free of charge.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON
THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

INTRODUCTION......................................................................................................1
SUMMARY...........................................................................................................1
         The Reorganization.......................................................................................1
         Comparison of Fees and Expenses..........................................................................2
         Comparison of Performance................................................................................4
         Comparison of Investment Objectives and Principal Strategies.............................................6
         Comparison of Multiple Class Structures..................................................................7
         Comparison of Sales Charges..............................................................................7
         Comparison of Distribution and Purchase and Redemption Procedures........................................7
         The Board's Recommendation...............................................................................7
RISK FACTORS......................................................................................................8
         Risks Associated with Buying Fund........................................................................8
         Comparison of Risks of Buying Fund and Your Fund.........................................................8
INFORMATION ABOUT BUYING FUND.....................................................................................8
         Description of Buying Fund Shares........................................................................8
         Management's Discussion of Fund Performance..............................................................8
         Financial Highlights.....................................................................................8
ADDITIONAL INFORMATION ABOUT THE PLAN.............................................................................9
         Terms of the Reorganization..............................................................................9
         The Reorganization.......................................................................................9
         Board Considerations.....................................................................................9
         Other Terms.............................................................................................11
         Federal Income Tax Consequences.........................................................................12
         Accounting Treatment....................................................................................13
RIGHTS OF SHAREHOLDERS...........................................................................................13
CAPITALIZATION...................................................................................................13
LEGAL MATTERS....................................................................................................13
ADDITIONAL INFORMATION ABOUT BUYING FUND AND YOUR FUND...........................................................13
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION....................................................14
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING.................................................................14
         General Information.....................................................................................14
         Proxy Statement/Prospectus..............................................................................14
         Time and Place of Special Meeting.......................................................................15
         Voting in Person........................................................................................15
         Voting by Proxy.........................................................................................15
         Quorum Requirement and Adjournment......................................................................15
         Vote Necessary to Approve the Plan......................................................................16
         Proxy Solicitation......................................................................................16
         Other Matters...........................................................................................16
         Ownership of Shares.....................................................................................16
         Security Ownership of Management and Trustees...........................................................16

EXHIBIT A.........................Classes of Shares of Your Fund and Corresponding Classes of Shares of Buying Fund
EXHIBIT B..............................................Shares Outstanding of Each Class of Your Fund on Record Date
EXHIBIT C..........................................................................Ownership of Shares of Your Fund
EXHIBIT D........................................................................Ownership of Shares of Buying Fund

APPENDIX I .................................................................................Plan of Reorganization
APPENDIX II ...................................................Prospectuses of Buying Fund (Series I and Series II)
APPENDIX III ..............................................................Discussion of Performance of Buying Fund
APPENDIX IV ...........................................Financial Highlights of Buying Fund (Series I and Series II)


         THE AIM FAMILY OF FUNDS, AIM AND DESIGN, AIM, AIM FUNDS, AIM FUNDS AND DESIGN, AIM INVESTMENTS, AIM INVESTOR, AIM LIFETIME AMERICA, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS, LA FAMILIA AIM DE FONDOS AND DESIGN, INVIERTA CON DISCIPLINA AND INVEST WITH DISCIPLINE, THE AIM COLLEGE SAVINGS PLAN, AIM SOLO 401(k), AIM INVESTMENTS AND DESIGN AND YOUR GOALS. OUR SOLUTIONS. ARE REGISTERED SERVICE MARKS AND AIM BANK CONNECTION, AIM INTERNET CONNECT, AIM PRIVATE ASSET MANAGEMENT, AIM PRIVATE ASSET MANAGEMENT AND DESIGN, AIM STYLIZED AND/OR DESIGN, AIM ALTERNATIVE ASSETS AND DESIGN, AND MYAIM.COM ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC. AIM TRIMARK IS A REGISTERED SERVICE MARK OF A I M MANAGEMENT GROUP INC. AND AIM FUNDS MANAGEMENT INC.

          No dealer, salesperson or any other person has been authorized to give any information or to make any representation other than those contained in this Proxy Statement/Prospectus, and you should not rely on such other information or representations.

                                  INTRODUCTION

         During 2003 and 2004, AMVESCAP, the parent company of AIM, undertook an integration initiative with respect to its United States mutual fund operations. Among other things, AMVESCAP's integration initiative included the establishment of a single distributor for all AMVESCAP U.S. mutual funds, the integration of back office support for AMVESCAP's U.S. mutual funds, the allocation of primary responsibility for investment advisory, administrative, accounting, and legal and compliance services for all of AMVESCAP's U.S. mutual funds to AIM and streamlining the various mutual funds offered by AMVESCAP's subsidiaries in the U.S.

         Since completion of the AMVESCAP integration initiative, AIM has undertaken an extensive review of its U.S. mutual fund offerings and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and strategies. AIM believes that the shareholders of your Fund will benefit from the proposed Reorganization because the combination of the funds will allow Buying Fund the best available opportunities for investment management, growth prospects and potential operating efficiencies.

                                     SUMMARY

         The Board, including the independent trustees, has determined that the Reorganization is advisable and in the best interests of your Fund and that the interests of the shareholders of your Fund will not be diluted as a result of the Reorganization. Your Fund and Buying Fund have similar investment objectives, utilize similar investment strategies and invest in similar securities. The Board believes that a larger combined fund should have greater market presence and may achieve greater operating efficiencies because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, will be spread over the greater assets of the combined fund. For additional information concerning the factors the Board considered in approving the Plan, see "Additional Information About the Plan -- Board Considerations."

         The following summary discusses some of the key features of the Reorganization and highlights certain differences between your Fund and Buying Fund. This summary is not complete and does not contain all of the information that you should consider before voting on whether to approve the Plan. For more complete information, please read this entire Proxy Statement/Prospectus.

THE REORGANIZATION

         The Reorganization will result in the combination of your Fund with Buying Fund. Both your Fund and Buying Fund are separate series of Trust, a Delaware statutory trust.

         If shareholders of your Fund approve the Plan and other closing conditions are satisfied, all of the assets of your Fund will be transferred to Buying Fund, Buying Fund will assume the liabilities of your Fund, and Trust will issue shares of each class of Buying Fund to shareholders of the corresponding class of shares of your Fund, as set forth on Exhibit A. For a description of certain of the closing conditions that must be satisfied, see "Additional Information About the Plan -- Other Terms."

         The shares of Buying Fund issued in the Reorganization will have an aggregate net asset value equal to the net value of the assets of your Fund transferred to Buying Fund. The value of Buying Fund shares attributable to each contract owner immediately after and as a result of the Reorganization will be the same as the value of your Fund shares attributable to each contract owner immediately prior to the Reorganization. A copy of the Plan is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Plan."

         Trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes. Thus, shareholders will not have to pay additional Federal income tax as a result of the Reorganization. See "Additional Information About the Plan -- Federal Income Tax Consequences."

COMPARISON OF FEES AND EXPENSES

         Fee Table

         This table compares the shareholder fees and annual operating expenses, expressed as a percentage of net assets ("Expense Ratios"), of Series I and Series II shares of your Fund and of Series I and Series II shares of Buying Fund. Pro Forma Combined Expense Ratios of Buying Fund giving effect to the Reorganization are also provided. There is no guarantee that actual expenses will be the same as those shown in the table. The following table does not represent the effect of any fees or other expenses in connection with your variable contract, and if it did, expenses would be higher.

                                                                                                              AIM V.I. CAPITAL
                                                                                                             APPRECIATION FUND
                                AIM V.I. DEMOGRAPHIC TRENDS FUND   AIM V.I. CAPITAL APPRECIATION FUND            BUYING FUND
                                           YOUR FUND                          BUYING FUND                    PRO FORMA COMBINED
                                           (12/31/05)                          (12/31/05)                         (12/31/05)
                                   SERIES I         SERIES II           SERIES I        SERIES II         SERIES I        SERIES II
                                    SHARES           SHARES              SHARES          SHARES            SHARES          SHARES
                                   --------         ---------           --------        ---------         --------        ---------
SHAREHOLDER TRANSACTION
EXPENSES

Maximum Sales Charge (Load)
Imposed on Purchase
(as a percentage of offering
price)                                N/A              N/A                N/A              N/A               N/A            N/A
Maximum Deferred Sales Charge
(as a percentage of original
purchase price or redemption
proceeds, as applicable)              N/A              N/A                N/A              N/A               N/A            N/A

ANNUAL FUND OPERATING
EXPENSES(1,2)
(expenses that are deducted
from fund assets)
Management fees                      0.77%            0.77%              0.61%            0.61%             0.61%          0.61%

Distribution and/or Service
(12b-1) Fees                           --             0.25%                --             0.25%               --           0.25%

Other Expenses                       0.38%            0.38%              0.29%            0.29%             0.29%          0.29%

Total Annual Fund Operating
Expenses                             1.15%            1.40%              0.90%            1.15%             0.90%          1.15%

Fee Waiver(3,4,5)                    0.14%            0.14%                --               --                --             --

Net Annual Fund Operating
Expenses                             1.01%            1.26%              0.90%            1.15%             0.90%          1.15%

"N/A" in the table above means "not applicable."

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2005 and are expressed as percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(2) As a result of a reorganization of another fund into AIM V.I. Capital Appreciation Fund, which occurred on May 1, 2006, AIM V.I. Capital Appreciation Fund's Total Annual Fund Operating Expenses have been restated to reflect such reorganization.

(3) Effective January 1, 2005 through December 31, 2009, the advisor for AIM V.I. Demographic Trends Fund has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of 0.695% of the first $250 million, plus 0.67% of the next $250 million, plus 0.645% of the next $500 million, plus 0.595% of the Fund's daily net assets excess over $2.5 billion, plus 0.57% of the next $2.5 billion, plus 0.545% of the next $2.5 billion, plus 0.52% of the Fund's daily net assets in excess of $10 billion. The Fee Waiver reflects this agreement.

(4) Effective, July 1, 2005, the advisor for AIM V.I. Demographic Trends Fund has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares and Series II shares to 1.01% and 1.26% of average daily nets assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Net Annual Fund Operating Expenses to exceed the number reflected above: (i) interest, (ii) taxes: (iii) dividend expense on short sales; (iv) extraordinary items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The Fee Waiver has been restated to reflect this agreement. This limitation agreement is in effect through at least April 30, 2008.

(5) Effective upon the close of the Reorganization, the advisor for AIM V.I. Capital Appreciation has contractually agreed to waive advisory fees and/or reimburse expenses of Series I and Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above in footnote 4) of Series I shares and Series II shares to 1.01% and 1.26% of average daily net assets, respectively. The expense limitation agreement is in effect through at least April 30, 2008.

         Expense Example

         This Example is intended to help you compare the costs of investing in different classes of your Fund and Buying Fund with the cost of investing in other mutual funds. Pro Forma Combined costs of investing in different classes of Buying Fund giving effect to the Reorganization are also provided. All costs are based upon the information set forth in the Fee Table above.

         The Example assumes that you invest $10,000 for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and includes the effects of contractual fee waivers and/or expense reimbursements that are contractual, if any, but does not reflect voluntary fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. The following table does not represent the effect of any fees or other expenses in connection with your variable contract, and if it did, expenses would be higher. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                                      One             Three            Five              Ten
                                                                      Year            Years            Years            Years
                                                                  ------------     ------------     ------------     ------------

AIM V.I. DEMOGRAPHIC TRENDS FUND (YOUR FUND)
Series I ....................................................     $        103     $        337     $        597     $      1,364
Series II ...................................................              128              415              730            1,647


AIM V.I. CAPITAL APPRECIATION FUND (BUYING FUND)
Series I ....................................................     $         92     $        287     $        498     $      1,108
Series II ...................................................              117              365              633            1,398


AIM V.I. CAPITAL APPRECIATION FUND (BUYING FUND) --
PRO FORMA COMBINED
Series I ....................................................     $         92     $        287     $        498     $      1,108
Series II ...................................................              117              365              633            1,398

         THE EXAMPLE IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR FUND'S AND BUYING FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT YOUR FUND'S OR BUYING FUND'S PROJECTED OR ACTUAL PERFORMANCE.

         THE ACTUAL EXPENSES ATTRIBUTABLE TO EACH CLASS OF A FUND'S SHARES WILL DEPEND UPON, AMONG OTHER THINGS, THE LEVEL OF AVERAGE NET ASSETS AND THE EXTENT TO WHICH A FUND INCURS VARIABLE EXPENSES, SUCH AS TRANSFER AGENCY COSTS.

         Advisor Compensation

         The current investment advisory fee schedule of Buying Fund is lower than that of your Fund. As a result, if shareholders approve the Reorganization, the current investment advisory fee schedule applicable to Buying Fund will remain in effect for the combined fund, as follows:

         Annual Rate                                       Net Assets
         -----------                                       ----------

            0.65%                                  First $250 million
            0.60%                                  Excess over $250 million

         While AIM has contractually agreed to waive its advisory fees through December 31, 2009, on both your Fund and Buying Fund in connection with a settlement agreement reached with the New York Attorney General, the waiver for Buying Fund is lower than the waiver for your Fund. For the period January 1, 2005 to December 31, 2009, the following advisory fee rates will apply after the waiver:

         Annual Rate                                       Net Assets
         -----------                                       ----------

            0.695%                                 First $250 million
            0.625%                                 Next $750 million
            0.62%                                  Next $1.5 billion
            0.595%                                 Next $2.5 billion
            0.57%                                  Next $2.5 billion
            0.545%                                 Next $2.5 billion
            0.52%                                  Amounts over $10 billion

         Before and after giving effect to the Reorganization, the total annual operating expenses of the combined fund as a percentage of average net assets are expected to be lower than that of your Fund.

COMPARISON OF PERFORMANCE

         Bar charts showing the annual total returns for calendar years ended December 31, 2005 for Series I shares of your Fund and Buying Fund can be found below. Also included below are tables showing the average annual total returns for the periods indicated for your Fund and Buying Fund. For more information regarding the total return of your Fund, see the "Financial Highlights" section of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference. For more information regarding the total return of Buying Fund, see "Information About Buying Fund -- Financial Highlights." Past performance cannot guarantee comparable future results.

         AIM V.I. Demographic Trends Fund (Your Fund)

         The following bar chart shows changes in the performance of your Fund's Series I shares from year to year. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

                       YEARS            %
                       -----         -------
                        2000         -17.90%
                        2001         -31.91%
                        2002         -32.20%
                        2003          37.47%
                        2004           8.25%
                        2005           6.21%

         During the periods shown in the bar chart, the highest quarterly return was 23.67% (quarter ended December 31, 2001) and the lowest quarterly return was -31.56% (quarter ended March 31, 2001). The year-to-date return of your Fund's Series I shares as of June 30 ,2006 was 0.67%.

         The following performance table compares your Fund's performance to the performance of an unmanaged broad-based securities market index, a style specific index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. Your Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of your Fund may deviate significantly from the performance of the indices shown below. A fund's performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product if it did, the performance shown would be lower.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                                    SINCE
(FOR THE PERIODS ENDED DECEMBER 31, 2005)                     1-YEAR            5-YEARS           INCEPTION          INCEPTION DATE
-----------------------------------------                   ------------      ------------       ------------        --------------

Series I                                                            6.21%            (6.11)%            (8.81)%          12/29/99
Series II(1)                                                        6.07             (6.31)             (8.38)           12/29/99
S&P 500 Index(2)                                                    4.91              0.54              (1.13)(6)        12/31/99(5)
Russell 3000--Registered Trademark-- Growth Index(3)                5.17             (3.15)             (6.67)(6)        12/31/99(5)
Lipper Multi-Cap Growth Fund Index(4)                               9.13             (2.90)             (4.49)(6)        12/31/99(5)

----------

(1) The returns shown for these periods are the blended returns of the historical performance of your Fund's Series II shares since their inception and the restated historical performance of the predecessor to your Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of your Fund's Series I shares. The inception date of your Fund's Series II shares is November 7, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. Your Fund has also included the Russell 3000--Registered Trademark-- Growth Index, which your Fund believes more closely reflects the performance of the types of securities in which your Fund invests. In addition, your Fund has included the Lipper Multi-Cap Growth Fund Index (which may or may not include your Fund) for comparison to a peer group.

(3) The Russell 3000--Registered Trademark-- Growth Index measures the performance of those stocks in the Russell 3000--Registered Trademark-- Index with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are members of either the Russell 1000--Registered Trademark-- Growth or Russell 2000--Registered Trademark-- Growth indices. The Russell 3000--Registered Trademark-- index includes a representative sample of 3000 of the largest U.S. companies in leading industries and represents approximately 98% of the investable U.S. Equity market.

(4) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. The S&P SuperComposite 500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets.

(5) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history.

         AIM V.I. Capital Appreciation Fund (Buying Fund)

         The following bar chart shows changes in the performance of Buying Fund's Series I shares from year to year. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

                   YEARS           %
                   -----        -------
                   1996          17.58%
                   1997          13.50%
                   1998          19.30%
                   1999          44.61%
                   2000         -10.91%
                   2001         -23.28%
                   2002         -24.35%
                   2003          29.52%
                   2004           6.62%
                   2005           8.83%

         During the periods shown in the bar chart, the highest quarterly return was 35.78% (quarter ended December 31, 1999) and the lowest quarterly return was -23.09% (quarter ended September 30, 2001). The year-to-date return of Buying Fund's Series I shares as of June 30 ,2006 was 0.36%.

         The following performance table compares Buying Fund's performance to the performance of an unmanaged broad-based securities market index, a style specific index and a peer group index. The indices may not reflect payment of fees, expenses or taxes. Buying Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of Buying Fund may deviate significantly from the performance of the indices shown below. A fund's performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product, if it did, the performance shown would be lower.

                          AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2005        1-YEAR           5-YEARS            10-YEARS       INCEPTION DATE
----------------------------------------     ------------      ------------       ------------     --------------
Series I                                             8.83%            (2.70)%             5.99%         05/05/93
Series II(1)                                         8.58             (2.94)              5.73          05/05/93
S&P 500 Index(2)                                     4.91             (2.30)             12.07
Russell 1000 Growth Index(3)                         5.26             (9.29)              9.59
Lipper Multi-Cap Growth Fund Index(4)                9.13             (7.00)              9.43

----------

(1) The returns shown for these periods are the blended returns of the historical performance of Buying Fund's Series II shares since their inception and the restated historical performance of the predecessor Buying Fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the Buying Fund's Series I shares. The inception date of Buying Fund's Series II shares is September 19, 2001.

(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. Buying Fund has elected to use the Standard & Poor's 500 Index as its broad-based index. Buying Fund has also included the Russell 1000--Registered Trademark-- Index, which Buying Fund believes more closely reflects the performance of the types of securities in which Buying Fund invests. In addition, Buying Fund has included the Lipper Multi-Cap Growth Fund Index (which may or may not include Buying Fund) for comparison to a peer group.

(3) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those securities in the Russell 1000--Registered Trademark-- Index with a higher than average growth forecast. The Russell 1000--Registered Trademark-- Growth Index measures the performance of the largest 1,000 companies domiciled in the United States.

(4) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P 500 Index.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

         Your Fund and Buying Fund have similar investment objectives and invest in similar types of securities. Your Fund seeks long-term growth of capital and Buying Fund seeks growth of capital. Your Fund invests primarily in Demographic Trends companies, which are large or medium-sized companies that have market leading positions and certain financial characteristics described in your Fund's Prospectus. Buying Fund invests primarily in large-capitalization companies that AIM believes have the potential for above-average growth in revenues and earnings.

         The chart below provides a summary for comparison purposes of the investment objectives and principal investment strategies of your Fund and Buying Fund. You can find more detailed information about the investment objectives, strategies and other investment policies of your Fund and Buying Fund in the Selling Fund Prospectuses and the Buying Fund Prospectuses, respectively.

              AIM V.I. DEMOGRAPHIC TRENDS FUND                               AIM V.I. CAPITAL APPRECIATION FUND
                        (YOUR FUND)                                                      (BUYING FUND)

                                               INVESTMENT OBJECTIVES

o    Long-term growth of capital                               o    Growth of capital

                                               INVESTMENT STRATEGIES

o    Invests in securities of companies that are likely to     o    Invests principally in common stocks of companies the
     benefit from changing demographics, economic and               portfolio managers believe are likely to benefit from
     lifestyle trends. These securities may include common          new or innovative products, services or processes as
     stocks, convertible bonds, convertible preferred stocks        well as those that have experienced above-average,
     and warrants of companies within a broad range of              long-term growth in earnings and have excellent
     market capitalizations. The portfolio managers purchase        prospects for future growth. The portfolio managers
     securities of companies that have experienced, or that         consider whether to sell a particular security when any
     they believe have the potential for, above-average,            of these factors materially changes.
     long-term growth in revenues and earnings. The
     portfolio managers consider whether to sell a
     particular security when they believe the security no
     longer has that potential.

o    May invest up to 25% of its total assets in foreign       o    May invest up to 25% of its total assets in foreign
     securities.                                                    securities.

o    No corresponding strategy.                                o    A larger position in cash or cash equivalents could
                                                                    also detract from the achievement of the fund's
                                                                    objective, but could also reduce the fund's exposure in
                                                                    the event of a market downturn.

COMPARISON OF MULTIPLE CLASS STRUCTURES

         A comparison of the share classes of your Fund that are currently available to investors and the corresponding share class of Buying Fund that shareholders of your Fund will receive in the Reorganization can be found at Exhibit A. For information regarding the features of each of the share classes of your Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectuses, respectively.

COMPARISON OF SALES CHARGES

         No sales charges are applicable to shares of Buying Fund received by holders of your Fund's shares in connection with the Reorganization. In addition, no sales charges are applicable to Series I or Series II shares of either your Fund or Buying Fund. There may be, however, sales and additional other expenses associated with your variable annuity or variable life contract through which you invest in your Fund and Buying Fund.

COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES

         Shares of your Fund and Buying Fund are distributed by A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and wholly owned subsidiary of AIM.

         Your Fund and Buying Fund have adopted a distribution plan that allows the payment of distribution and service fees for the sale and distribution of their Series II shares. Both your Fund and Buying Fund have engaged AIM Distributors to provide such services either directly or through third parties. The fee tables on [PAGE ___] include comparative information about the distribution and service fees payable by the Series II shares of your Fund and Buying Fund. The Series II shares of Buying Fund have the same distribution and service fees as the Series II shares of your Fund.

         The purchase and redemption procedures of your Fund and Buying Fund are identical. For information regarding the purchase and redemption procedures of your Fund and Buying Fund, see the Selling Fund Prospectuses and the Buying Fund Prospectuses, respectively.

THE BOARD'S RECOMMENDATION

         The Board, including the independent trustees of your Fund, unanimously recommends that you vote "FOR" this Proposal.

                                  RISK FACTORS

RISKS ASSOCIATED WITH BUYING FUND

         The following is a discussion of the principal risks associated with Buying Fund.

         There is a risk that you could lose all or a portion of your investment in Buying Fund. The value of your investment in Buying Fund will go up and down with the prices of the securities in which Buying Fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         The values of convertible securities in which Buying Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to Buying Fund.

         Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

         An investment in Buying Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COMPARISON OF RISKS OF BUYING FUND AND YOUR FUND

         The risks associated with an investment in your Fund are similar to those described above for Buying Fund because the two funds have similar investment objectives and investment strategies.

                          INFORMATION ABOUT BUYING FUND

DESCRIPTION OF BUYING FUND SHARES

         Shares of Buying Fund are redeemable at their net asset value at the option of the shareholder or at the option of Trust in certain circumstances. Each share of Buying Fund represents an equal proportionate interest in Buying Fund with each other share and is entitled to such dividends and distributions out of the income belonging to Buying Fund as are declared by the Board. Each share of Buying Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of Buying Fund is subject to different class-specific expenses. There are no conversion rights.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         A discussion of the performance of Buying Fund taken from its annual report to shareholders for the annual period ended December 31, 2005 is set forth in Appendix III of this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

         For more information about Buying Fund's financial performance, see the "Financial Highlights" of Buying Fund attached to this Proxy
Statement/Prospectus as Appendix IV, which are more current than and should be read in lieu of the "Financial Highlights" sections of the Buying Fund Prospectuses that are attached to this Proxy Statement/Prospectus as Appendix II.

                      ADDITIONAL INFORMATION ABOUT THE PLAN

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         Consummation of the Reorganization (the "Closing") is expected to occur on November 6, 2006, at 8:00 a.m., Eastern Time (the "Effective Time") on the basis of values calculated as of the close of regular trading on the New York Stock Exchange on November 3, 2006 (the "Valuation Date"). The last day that purchases or redemptions may be made on your Fund is November 2, 2006. Any purchase or redemption orders received by your Fund from insurance companies on November 6, 2006, with a requested trade date of November 3, 2006, will be processed as of November 3, 2006 for the Buying Fund. At the Effective Time, all of the assets of your Fund will be delivered to Trust's custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of the liabilities of your Fund and delivery by Trust directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of your Fund of a number of shares of each corresponding class of Buying Fund (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of your Fund so transferred, assigned and delivered, all determined and adjusted as provided in the Plan. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all liens.

         In order to ensure continued qualification of your Fund for treatment as a "regulated investment company" for tax purposes and to eliminate any tax liability of your Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of your Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing
(a) all of your Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2005 and for the shorter taxable year beginning on January 1, 2006 and ending on the Closing and (b) all of your Fund's net capital gain recognized in its taxable year ended December 31, 2005 and in such short taxable year (after reduction for any capital loss carryover).

         Buying Fund will proceed with the Reorganization if the shareholders of your Fund approve the Plan.

         Following receipt of the requisite shareholder vote and as soon as reasonably practicable after the Closing, Trust will redeem the outstanding shares of your Fund from shareholders in accordance with the Plan and Declaration of Trust, Bylaws and the Delaware Statutory Trust Act.

BOARD CONSIDERATIONS

         AIM proposed that the Board consider the Reorganization at an in-person meeting of the Board held on June 27, 2006, at which preliminary discussions of the Reorganization took place. After careful consideration and after weighing the pros and cons of the Reorganization, the Board of your Fund determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders, and approved the Plan and the Reorganization at a meeting of the Board held on August 1, 2006.

         Over the course of the Board meetings, the Board received from AIM written materials that contained information concerning your Fund and Buying Fund, including comparative total return and fee and expense information, a comparison of investment objectives and strategies of your Fund and Buying Fund and pro forma expense ratios for Buying Fund giving effect to the Reorganization. AIM also provided the Board with written materials concerning the structure of the proposed Reorganization and the Federal tax consequences of the Reorganization.

         In evaluating the Reorganization, the Board considered a number of factors, including:

         o The investment objective and principal investment strategies of your Fund and Buying Fund.

         o The comparative expenses of your Fund and Buying Fund and the pro forma expenses of Buying Fund after giving effect to the Reorganization.

         o        The comparative performance of your Fund and Buying Fund.

         o        The comparative sizes of your Fund and Buying Fund.

         o Any fees and expenses that will be borne directly or indirectly by your Fund or Buying Fund in connection with the Reorganization.

         o The projected financial impact to AIM and its affiliates of the Reorganization.

         o        Analysis of the accounting and performance survivor.

         AIM proposed the Reorganization as part of an effort to consolidate AIM's growth fund offerings within the variable insurance marketplace, and an agreement reached and effected in 2005 to terminate AIM's relationship with your Fund's former sub-adviser, H.S. Dent Advisors, Inc. In considering the Reorganization, the Board noted that the funds have similar investment objectives and invest in similar types of securities. In addition, Buying Fund's performance track record is better than your Fund's and the expenses of the combined fund are expected to be lower than those of your Fund.

         The Board noted that the funds both attract investors looking for a mid- to large-cap investment program. The Board also noted that since September 16, 2005, Buying Fund and your Fund have been managed using the same discipline by the same lead portfolio manager and portfolio management team. The Board noted that because Buying Fund and your Fund have similar investment objectives and similar investment strategies, there is significant portfolio overlap between the funds. As of April 30, 2006, approximately 87% of your Fund's total net assets were invested in securities Buying Fund also owns.

         The Board determined that it was appropriate for Buying Fund to be the surviving fund in the Reorganization. The portfolio composition, investment objectives and strategies of the combined fund will be those of Buying Fund. The expense structure of Buying Fund will also apply to the combined fund. Although the portfolio management team of the combined fund is similar to the team that has managed your Fund since its inception in 1999, the anticipated utilization of Buying Fund's long-term investment style is a greater indicator that the combined fund will more closely resemble Buying Fund than your Fund in the future. Consequently, the Board determined that Buying Fund's performance track record more accurately reflects the results of the investment process that the combined fund will utilize after the Reorganization. Finally, the Board considered the relative sizes of the two funds and the larger asset base of Buying Fund. As of April 30, 2006, Buying Fund had net assets of approximately $1.7 billion, compared to net assets for your Fund of approximately $59 million.

         The Board considered the performance of Buying Fund in relation to the performance of your Fund, noting that Buying Fund has provided better returns to its shareholders than your Fund. As of April 30, 2006, the relative performance of Series I shares of your Fund and Buying Fund (without variable product charges) was as follows:

                          AVERAGE ANNUAL TOTAL RETURNS

                             One               Five             Three              Ten              Since           Inception
                             Year             Years             Years             Years           Inception            Date
                         ------------      ------------      ------------      ------------      ------------      ------------

Your Fund                       23.14%             0.00%            15.96%              N/A            -6.71%          12/29/99

Buying Fund                     24.47%             1.41%            15.20%             5.40%             9.29%         05/05/93

         The performance information in "Comparison of Performance" supports the Board's determination that Buying Fund's performance has been better than that of your Fund. See "Comparison of Performance."

         The Board also considered the operating expenses the funds incur. As a percentage of average daily net assets, after giving effect to contractual fee waivers and expense limitations, the total annual operating expenses of Buying Fund both before and after giving pro forma effect to the Reorganization are lower than the total annual operating expenses of your Fund.

         AIM reported to the Board that, as of May 1, 2006, the total annual operating expense ratios of your Fund, after giving effect to current fee waivers, were 1.01% and 1.26% for Series I and Series II shares, respectively. Based upon historical data at a specified date and related projected data, on a pro forma basis, as of May 1, 2006, the total annual operating expense ratios of Buying Fund, after giving effect to current fee waivers, are expected to be approximately 0.89% and 1.14% for Series I and Series II shares, respectively--0.12% lower than those of your Fund. In the absence of fee waivers, AIM reported to the Board that, as of May 1, 2006, the total annual operating expense ratios of your Fund were 1.31% and 1.56% for Series I and Series II shares, respectively. Based upon historical data at a specified date and related projected data, on a pro forma basis, as of May 1, 2006, the total annual operating expense ratios of Buying Fund, in the absence of fee waivers, are expected to be approximately 0.89% and 1.14% for Series I and Series II shares, respectively--0.42% lower than those of your Fund. The pro forma total annual operating expenses the Board considered differ from the pro forma fee and expense table contained in "Comparison of Fees and Expenses" because the information the Board considered is as of a more recent date than that which is contained in "Comparison of Fees and Expenses".

         The total expenses to be incurred in connection with the Reorganization are expected to be approximately $100,000. Your Fund's expenses incurred in connection with the Reorganization are expected to be approximately $70,000. The Board noted AIM's proposal that AIM bear 100% of your Fund's costs in connection with the Reorganization. Buying Fund's expenses to be incurred in connection with the Reorganization are expected to be approximately $30,000. Buying Fund will bear its costs and expenses incurred in connection with the Reorganization.

         To determine which party would bear the expenses to be incurred in connection with the Reorganization, AIM estimated the amount of mailing, printing, solicitation, and legal and accounting fees to be incurred by both Buying Fund and your Fund. AIM then performed a qualitative analysis that took into account, among other things, the expected benefits to be enjoyed by your Fund's shareholders through reduced expenses on a pro forma basis, the amount of time estimated for your Fund's shareholders to recoup expenses incurred in the Reorganization in light of such expected benefits, the effect incurring such expenses would have on the net asset value of your Fund, whether there was a financial impact to AIM's profit and loss (positive or negative) and the relative performance of your Fund and Buying Fund.

         Finally, the Board considered that the AIM non-variable insurance or "retail" fund (AIM Dent Demographic Trends Fund) after which your Fund was patterned was reorganized into another AIM retail fund in 2005. The factors supporting that reorganization were generally similar to the factors described above.

         Based on the foregoing and the information presented at the two Board meetings discussed above, the Board determined that the Reorganization is advisable and in the best interests of your Fund and will not dilute the interests of your Fund's shareholders. Therefore, the Board recommended the approval of the Plan by the shareholders of your Fund at the Special Meeting.

OTHER TERMS

         If any amendment is made to the Plan following the mailing of this Proxy Statement/Prospectus and prior to the Closing which would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval. However, if an amendment is made which would not have a material adverse effect on shareholders, the Plan may be amended without shareholder approval by mutual agreement of the parties.

         The obligations of Trust pursuant to the Plan are subject to various conditions, including the following mutual conditions:

         o the assets of your Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by your Fund immediately prior to the Reorganization;

         o Trust's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

         o        the shareholders of your Fund shall have approved the Plan;
                  and

         o Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP that the consummation of the transactions contemplated by the Plan will not result in the recognition of gain or loss for Federal income tax purposes for your Fund, Buying Fund or their shareholders.

         The Board may waive without shareholder approval any default or any failure to satisfy any of the above conditions as long as such a waiver will not have a material adverse effect on the benefits intended under the Plan for the shareholders of your Fund. The Plan may be terminated and the Reorganization may be abandoned at any time if the shareholders of your Fund do not approve the Plan or if the Closing does not occur on or before December 31, 2006.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the material Federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the existing U.S. Treasury regulations thereunder, current administrative rulings of the Internal Revenue Service ("IRS") and published judicial decisions, all of which are subject to change. The principal Federal income tax consequences that are expected to result from the Reorganization, under currently applicable law, are as follows:

         o the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code;

         o no gain or loss will be recognized by your Fund upon the transfer of its assets to Buying Fund solely in exchange for shares of Buying Fund and Buying Fund's assumption of the liabilities of your Fund or on the distribution of those shares to your Fund's shareholders;

         o no gain or loss will be recognized by Buying Fund on its receipt of assets of your Fund in exchange for shares of Buying Fund issued directly to your Fund's shareholders;

         o no gain or loss will be recognized by any shareholder of your Fund upon the exchange of shares of your Fund for shares of Buying Fund;

         o the tax basis of the shares of Buying Fund to be received by a shareholder of your Fund will be the same as the shareholder's tax basis of the shares of your Fund surrendered in exchange therefor;

         o the holding period of the shares of Buying Fund to be received by a shareholder of your Fund will include the period for which such shareholder held the shares of your Fund exchanged therefor, provided that such shares of your Fund are capital assets in the hands of such shareholder as of the Closing; and

         o Buying Fund will thereafter succeed to and take into account any capital loss carryover and certain other tax attributes of your Fund, subject to all relevant conditions and limitations on the use of such tax benefits.

         Trust has not requested and will not request an advance ruling from the IRS as to the Federal tax consequences of the Reorganization. As a condition to Closing, Ballard Spahr Andrews & Ingersoll, LLP will render a favorable opinion to Trust as to the foregoing Federal income tax consequences of the Reorganization, which opinion will be conditioned upon, among other things, the accuracy, as of the Effective Time, of certain representations of Trust upon which Ballard Spahr Andrews & Ingersoll, LLP will rely in rendering its opinion. The conclusions reached in that opinion could be jeopardized if the representations of Trust are incorrect in any material respect. A copy of the opinion will be filed with the Securities and Exchange Commission, and will be available for public inspection. See "Information Filed with the Securities and Exchange Commission."

         THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF YOUR FUND. YOUR FUND'S SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Buying Fund of the assets of your Fund will be the same as the book cost basis of such assets to your Fund.

                             RIGHTS OF SHAREHOLDERS

         Your Fund and Buying Fund are each separate series of shares of beneficial interest of Trust. Since both funds are part of the same legal entity, there are no material differences in the rights of shareholders.

                                 CAPITALIZATION

         The following table sets forth, as of June 30, 2006, (i) the capitalization of each class of shares of your Fund; (ii) the capitalization of each class of shares of Buying Fund, and (iii) the pro forma capitalization of each class of shares of Buying Fund as adjusted to give effect to the transactions contemplated by the Plan.

                                                                                                   PRO FORMA
                                      YOUR FUND         BUYING FUND        PRO FORMA              BUYING FUND
                                   SERIES I SHARES    SERIES I SHARES     ADJUSTMENTS           SERIES I SHARES
                                   ---------------    ---------------    --------------         ---------------
Net Assets ...................     $   54,138,479     $1,187,305,517                 --(1)      $1,241,443,996
Shares Outstanding ...........          8,971,089         48,288,234         (6,771,184)(2)         50,488,139
Net Asset Value Per Share ....     $         6.03     $        24.59                            $        24.59

                                                                                                    PRO FORMA
                                      YOUR FUND          BUYING FUND       PRO FORMA               BUYING FUND
                                   SERIES II SHARES   SERIES II SHARES    ADJUSTMENTS           SERIES II SHARES
                                   ----------------   ----------------   --------------         ----------------
Net Assets ...................     $    2,117,958     $  391,782,283                 --(1)      $  393,900,241
Shares Outstanding ...........            354,547         16,115,027           (267,478)(2)         16,202,096
Net Asset Value Per Share ....     $         5.97     $        24.31                            $        24.31

(1) AIM will bear 100% of Your Fund's Reorganization expenses, therefore Net Assets have not been adjusted for any expenses expected to be incurred in connection with the Reorganization.

(2) Shares Outstanding have been adjusted for the accumulated change in the number of shares of your Fund's shareholder accounts based on the relative value of your Fund's and Buying Fund's Net Asset Value Per Share assuming the Reorganization would have taken place on June 30, 2006.

                                  LEGAL MATTERS

         Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

                          ADDITIONAL INFORMATION ABOUT
                            BUYING FUND AND YOUR FUND

         For more information with respect to Buying Fund concerning the following topics, please refer to the following sections of the Buying Fund Prospectuses, which have been made a part of this Proxy Statement/

Prospectus by reference and which is attached to this Proxy Statement/Prospectus as Appendix II: (i) see "Performance Information" for more information about the performance of Buying Fund; (ii) see "Fund Management" for more information about the management of Buying Fund; (iii) see "Other Information" for more information about Buying Fund's policy with respect to dividends and distributions; and (iv) see "Other Information" for more information about the pricing, purchase, redemption and repurchase of shares of Buying Fund, tax consequences to shareholders of various transactions in shares of Buying Fund, distribution arrangements and the multiple class structure of Buying Fund.

         For more information with respect to your Fund concerning the following topics, please refer to the following sections of the Selling Fund Prospectuses, which have been made a part of this Proxy Statement/Prospectus by reference: (i) see "Performance Information" for more information about the performance of your Fund; (ii) see "Fund Management" and "Portfolio Managers" for more information about the management of your Fund; (iii) see "Pricing of Shares" for more information about the pricing of shares of your Fund; (iv) see "Taxes" for more information about tax consequences to shareholders of various transactions in shares of your Fund; and (v) see "Dividends" and "Capital Gains Distributions" for more information about your Fund's policy with respect to dividends and distributions.

                      INFORMATION FILED WITH THE SECURITIES
                             AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual and semiannual reports which Trust has filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number of Trust's registration statement containing the Selling Fund Prospectuses and related Statement of Additional Information and the Buying Fund Prospectuses and related Statement of Additional Information is Registration No. 811-07452. Such Selling Fund Prospectuses and Buying Fund Prospectuses are incorporated herein by reference.

         Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy material, registration statements and other information filed by Trust (including the Registration Statement of Trust relating to Buying Fund on Form N-14 of which this Proxy Statement/Prospectus is a part) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, DC 20549, and at the following regional office of the
SEC: 1801 California Street, Suite 4800, Denver, Colorado 80202. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding Trust and other registrants that file electronically with the SEC.

                INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

GENERAL INFORMATION

         As discussed above, shares of the Fund are sold to and held by separate accounts of various insurance companies to fund variable annuity or variable life insurance contracts offered by the insurance companies. The separate accounts invest in shares of the Fund in accordance with instructions from variable annuity or variable life contract owners. Except as otherwise might be provided by applicable law, the separate accounts provide pass-through voting to contract owners, and you, as a contract owner, have the right to instruct the insurance company that issued your contract, on behalf of the separate account, on how to vote shares of the Fund held by the separate account under your contract. If an insurance company does not receive voting instructions from all of its contract owners, it will vote all of the shares held in its name, or in its separate account's name, in the same proportion as the shares of the Fund for which it has received instructions from contract owners (i.e., echo voting). Any shares of the Fund held directly by an insurance company will also be voted in the same proportion as the shares of the Fund for which it has received instructions from contract owners.

PROXY STATEMENT/PROSPECTUS

         We are sending you this Proxy Statement/Prospectus and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting and at any adjournments of the Special Meeting. This Proxy

Statement/Prospectus gives you information about the business to be conducted at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

         Trust intends to mail this Proxy Statement/Prospectus, the enclosed Notice of Special Meeting of Shareholders and the enclosed proxy card on or about September __, 2006 to all shareholders entitled to vote. Shareholders of record of your Fund as of the close of business on August 24, 2006 (the "Record Date") are entitled to vote at the Special Meeting. The number of shares outstanding of each class of shares of your Fund on the Record Date can be found at Exhibit B. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held.

TIME AND PLACE OF SPECIAL MEETING

         We are holding the Special Meeting at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on October 31, 2006, at 3:00 p.m., Central Time.

VOTING IN PERSON

         If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, you must bring a letter from your insurance company indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Trust at (800) 952-3502 if you plan to attend the Special Meeting.

VOTING BY PROXY

         Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

         If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your "proxy" (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares FOR the proposal to approve the Plan, as recommended by the Board, and in accordance with management's recommendation on other matters.

         Your proxy will have the authority to vote and act on your behalf at any adjournment of the Special Meeting.

         If you have given voting instructions you may revoke them only through and in accordance with the procedures of the applicable life insurance company prior to the date of the Special Meeting. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

QUORUM REQUIREMENT AND ADJOURNMENT

         A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders entitled to vote one-third of the issued and outstanding shares of your Fund on the Record Date are present at the Special Meeting in person or by proxy.

         Abstentions will count as shares present at the Special Meeting for purposes of establishing a quorum.

         If a quorum is not present at the Special Meeting or a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Reorganization in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization against such adjournment. A shareholder vote may be taken on the Reorganization prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

VOTE NECESSARY TO APPROVE THE PLAN

         If a quorum is present, approval of the Plan requires the affirmative vote of a majority of shares cast by the shareholders of your Fund at the Special Meeting. Abstentions are counted as present but are not considered votes cast at the Special Meeting.

PROXY SOLICITATION

         Trust will solicit proxies for the Special Meetings. Trust expects to solicit proxies principally by mail, but Trust may also solicit proxies by telephone, facsimile or personal interview. Trust's officers will not receive any additional or special compensation for any such solicitation. AIM will bear 100% of your Fund's costs and expenses incurred in connection with the reorganization.

OTHER MATTERS

         Management does not know of any matters to be presented at the Special Meeting other than those discussed in this Proxy Statement/Prospectus. If any other matters properly come before the Special Meeting, the shares represented by proxies will be voted with respect thereto in accordance with management's recommendation.

OWNERSHIP OF SHARES

         A list of the name, address and percent ownership of each person who, as of August 24, 2006, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of your Fund can be found at Exhibit C.

         A list of the name, address and percent ownership of each person who, as of August 24, 2006, to the knowledge of Trust owned 5% or more of any class of the outstanding shares of Buying Fund can be found at Exhibit D.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

         Information regarding the ownership of each class of your Fund's shares and Buying Fund's shares by trustees and current executive officers of Trust can be found in Exhibits C and D, respectively.

                                    EXHIBIT A

  CLASSES OF SHARES OF YOUR FUND AND CORRESPONDING CLASSES OF SHARES OF BUYING
                                      FUND

     CLASSES OF SHARES OF YOUR FUND       CORRESPONDING CLASSES OF SHARES OF BUYING FUND
     ------------------------------       ----------------------------------------------
                Series I                                   Series I
               Series II                                  Series II

                                    EXHIBIT B

          SHARES OUTSTANDING OF EACH CLASS OF YOUR FUND ON RECORD DATE


         As of August 24, 2006, there were the following number of shares outstanding of each class of Your Fund:

AIM V.I. DEMOGRAPHIC TRENDS FUND
--------------------------------
Series I Shares:.............................................................
Series II Shares:............................................................

                                    EXHIBIT C

                        OWNERSHIP OF SHARES OF YOUR FUND

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who, as of August 24, 2006, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of Your Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Your Fund is presumed to "control" Your Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

                              SERIES I SHARES     SERIES II SHARES      SERIES I SHARES     SERIES II SHARES
                             -----------------    -----------------    -----------------    -----------------
NAME AND ADDRESS OF          NUMBER OF SHARES     NUMBER OF SHARES     PERCENTAGE OWNED     PERCENTAGE OWNED
PRINCIPAL HOLDER              OWNED OF RECORD      OWNED OF RECORD         OF RECORD            OF RECORD
-------------------          -----------------    -----------------    -----------------    -----------------



----------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

         To the best of the knowledge of Trust, the ownership of shares of your Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of your Fund as of August 24, 2006.

                                    EXHIBIT D

                       OWNERSHIP OF SHARES OF BUYING FUND

SIGNIFICANT HOLDERS

         Listed below is the name, address and percent ownership of each person who, as of August 24, 2006, to the best knowledge of Trust owned 5% or more of any class of the outstanding shares of Buying Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of Buying Fund is presumed to "control" Buying Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                       AIM V.I. CAPITAL APPRECIATION FUND

                             SERIES I SHARES     SERIES II SHARES    SERIES I SHARES     SERIES II SHARES
                             ----------------    ----------------    ----------------    ----------------
NAME AND ADDRESS OF          NUMBER OF SHARES    NUMBER OF SHARES    PERCENTAGE OWNED    PERCENTAGE OWNED
PRINCIPAL HOLDER             OWNED OF RECORD     OWNED OF RECORD        OF RECORD           OF RECORD
-------------------          ----------------    ----------------    ----------------    ----------------



----------

* Trust has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.


SECURITY OWNERSHIP OF MANAGEMENT AND TRUSTEES

         To the best of the knowledge of Trust, the ownership of shares of Buying Fund by executive officers and trustees of Trust as a group constituted less than 1% of the outstanding shares of each class of Buying Fund as of August 24, 2006.

                                                                      APPENDIX I








                             PLAN OF REORGANIZATION



                                       FOR



                        AIM V.I. DEMOGRAPHIC TRENDS FUND,

                             A SEPARATE PORTFOLIO OF

                          AIM VARIABLE INSURANCE FUNDS











                             _________________, 2006

                                TABLE OF CONTENTS


                                                                                                                Page
ARTICLE 1 DEFINITIONS.............................................................................................1
         SECTION 1.1.    Definitions..............................................................................1

ARTICLE 2 TRANSFER OF ASSETS......................................................................................5
         SECTION 2.1.    Reorganization of Selling Fund...........................................................5
         SECTION 2.2.    Computation of Net Asset Value...........................................................5
         SECTION 2.3.    Valuation Date...........................................................................5
         SECTION 2.4.    Delivery.................................................................................5
         SECTION 2.5.    Termination of Series and Redemption of Selling Fund Shares..............................6
         SECTION 2.6.    Issuance of Buying Fund Shares...........................................................6
         SECTION 2.7.    Investment Securities....................................................................6
         SECTION 2.8.    Liabilities..............................................................................7

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLING FUND..........................................................7
         SECTION 3.1.    Registration and Regulation of Selling Fund..............................................7
         SECTION 3.2.    Selling Fund Financial Statements........................................................7
         SECTION 3.3.    No Material Adverse Changes; Contingent Liabilities......................................7
         SECTION 3.4.    Selling Fund Shares; Business Operations.................................................7
         SECTION 3.5.    Accountants..............................................................................8
         SECTION 3.6.    Binding Obligation.......................................................................9
         SECTION 3.7.    No Breaches or Defaults..................................................................9
         SECTION 3.8.    Permits..................................................................................9
         SECTION 3.9.    No Actions, Suits or Proceedings.........................................................9
         SECTION 3.10.    Contracts..............................................................................10
         SECTION 3.11.    Properties and Assets..................................................................10
         SECTION 3.12.    Taxes..................................................................................10
         SECTION 3.13.    Benefit and Employment Obligations.....................................................11
         SECTION 3.14.    Voting Requirements....................................................................11
         SECTION 3.15.    State Takeover Statutes................................................................11
         SECTION 3.16.    Books and Records......................................................................11
         SECTION 3.17.    Prospectus and Statement of Additional Information.....................................11
         SECTION 3.18.    No Distribution........................................................................11
         SECTION 3.19.    Liabilities of Selling Fund............................................................11

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYING FUND..........................................................12
         SECTION 4.1.    Registration and Regulation of Buying Fund..............................................12
         SECTION 4.2.    Buying Fund Financial Statements........................................................12
         SECTION 4.3.    No Material Adverse Changes; Contingent Liabilities.....................................12
         SECTION 4.4.    Registration of Buying Fund Shares......................................................12
         SECTION 4.5.    Accountants.............................................................................13
         SECTION 4.6.    Binding Obligation......................................................................13
         SECTION 4.7.    No Breaches or Defaults.................................................................13
         SECTION 4.8.    Permits.................................................................................14
         SECTION 4.9.    No Actions, Suits or Proceedings........................................................14

         SECTION 4.10.   Taxes...................................................................................14
         SECTION 4.11.   Representations Concerning the Reorganization...........................................15
         SECTION 4.12.   Prospectus and Statement of Additional Information......................................15

ARTICLE 4A CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND........................................................16
         SECTION 4A.1    No Governmental Actions.................................................................16
         SECTION 4A.2    No Brokers..............................................................................16
         SECTION 4A.3    Value of Shares.........................................................................16
         SECTION 4A.4    Intercompany Indebtedness; Consideration................................................16
         SECTION 4A.5    Authorizations or Consents..............................................................16
         SECTION 4A.6    No Bankruptcy Proceedings...............................................................17

ARTICLE 5 COVENANTS..............................................................................................17
         SECTION 5.1.    Conduct of Business.....................................................................17
         SECTION 5.2.    Expenses................................................................................17
         SECTION 5.3.    Further Assurances......................................................................17
         SECTION 5.4.    Consents, Approvals and Filings.........................................................17
         SECTION 5.5.    Submission of Plan to Shareholders......................................................18

ARTICLE 6 FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION.....................................................18
         SECTION 6.1.    Further Conditions Precedent with respect to Both Funds.................................18

ARTICLE 7 TERMINATION OF PLAN....................................................................................20
         SECTION 7.1.    Termination.............................................................................20
         SECTION 7.2.    Survival After Termination..............................................................20

ARTICLE 8 MISCELLANEOUS..........................................................................................20
         SECTION 8.1.    Survival of Representations, Warranties and Covenants...................................20
         SECTION 8.2.    Governing Law...........................................................................21
         SECTION 8.3.    Binding Effect, Persons Benefiting, No Assignment.......................................21
         SECTION 8.4.    Obligations of Trust....................................................................21
         SECTION 8.5.    Amendments..............................................................................21
         SECTION 8.6.    Entire Plan; Exhibits and Schedules.....................................................21
         SECTION 8.7.    Successors and Assigns; Assignment......................................................21


EXHIBIT A            Excluded Liabilities of Selling Fund
SCHEDULE 2.1         Classes of Shares of Selling Fund and Corresponding Classes of Shares of
                     Buying Fund
SCHEDULE 3.3         Certain Contingent Liabilities of Selling Fund
SCHEDULE 4.3         Certain Contingent Liabilities of Buying Fund
SCHEDULE 4.4(a)      Classes of Shares of Buying Fund
SCHEDULE 6.1(k)      Tax Opinions

                             PLAN OF REORGANIZATION


         PLAN OF REORGANIZATION, dated as of ___________, 2006 (this "Plan"), is adopted by AIM Variable Insurance Funds, a Delaware statutory trust ("Trust"), acting on behalf of AIM V.I. Demographic Trends Fund ("Selling Fund"), and AIM V.I. Capital Appreciation Fund ("Buying Fund"), each a separate series of Trust.

                                   WITNESSETH

         WHEREAS, Trust is a management investment company registered with the SEC (as defined below) under the Investment Company Act (as defined below) that offers separate series of its shares representing interests in its investment portfolios, including Selling Fund and Buying Fund, for sale to insurance company separate accounts to fund variable annuity and variable life contracts; and

         WHEREAS, Investment Adviser (as defined below) provides investment advisory services to the Trust; and

         WHEREAS, the Trust desires to provide for the reorganization of Selling Fund through the transfer of all of its assets to Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities (as defined below) of Selling Fund and the issuance by Trust of shares of Buying Fund in the manner set forth in this Plan; and

         WHEREAS, the Investment Adviser (as defined below) serves as the investment advisor to both Buying Fund and Selling Fund; and

         WHEREAS, this Plan is intended to be and is adopted by Trust as a Plan of Reorganization within the meaning of the regulations under Section 368(a) of the Code (as defined below); and

         WHEREAS, Trust is duly organized, validly existing and in good standing under Applicable Law (as defined below), with all requisite power and authority to adopt this Plan and perform its obligations hereunder.

         NOW, THEREFORE, Trust hereby adopts the following:

                                    ARTICLE 1

                                   DEFINITIONS


SECTION 1.1. Definitions. For all purposes in this Plan, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

         "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

         "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

         "Applicable Law" means the applicable laws of the state of Delaware and shall include the Delaware Statutory Trust Act.

         "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by Trust on behalf of Selling Fund, or otherwise providing benefits to any current or former employee, officer or director/trustee of Trust.

         "Buying Fund" means AIM V.I. Capital Appreciation Fund, a separate series of Trust.

         "Buying Fund Auditors" means PricewaterhouseCoopers LLP.

         "Buying Fund Financial Statements" means the audited financial statements of Buying Fund for the fiscal year ended December 31, 2005, and the Buying Fund Semiannual Report to Shareholders dated June 30, 2006.

         "Buying Fund Shares" means shares of each class of Buying Fund issued pursuant to Section 2.6 of this Plan.

         "Closing" means the transfer of the assets of Selling Fund to Buying Fund, the assumption of all of Selling Fund's Liabilities by Buying Fund and the issuance of Buying Fund Shares directly to Selling Fund Shareholders as described in Section 2.1 of this Plan.

         "Closing Date" means November 6, 2006, or such other date as the parties may mutually agree upon.

         "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

         "Corresponding" means, when used with respect to a class of shares of Selling Fund or Buying Fund, the classes of their shares set forth opposite each other on Schedule 2.1.

         "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

         "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

         "Governing Documents" means the organic documents which govern the business and operations of Trust and shall include, as applicable, Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws and Bylaws.

         "Governmental Authority" means any foreign, United States or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the NASD Regulation, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

         "Investment Adviser" means A I M Advisors, Inc.

         "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

         "Liabilities" means all of the liabilities of any kind of Selling Fund, including without limitation all liabilities included in the calculation of the net asset value per share of each class of Selling Fund Shares on the Closing Date, but not including the excluded liabilities set forth on Exhibit A.

         "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

         "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

         "NYSE" means the New York Stock Exchange.

         "Permits" shall have the meaning set forth in Section 3.8 of this Plan.

         "Person" means an individual or a corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

         "Plan" means this Plan of Reorganization, together with all exhibits and schedules attached hereto and all amendments hereto and thereof.

         "Registration Statement" means the registration statement on Form N-1A of Trust, as amended, 1940 Act Registration No. 811-07452.

         "Reorganization" means the acquisition of the assets of Selling Fund by Buying Fund in consideration of the assumption by Buying Fund of all of the Liabilities of Selling Fund and the issuance by Trust of Buying Fund Shares directly to Selling Fund Shareholders as described in this Plan, and the termination of Selling Fund's status as a designated series of shares of Trust.

         "Required Shareholder Vote" means, if a quorum is present, the affirmative vote of a majority of the shares cast at the Shareholders Meeting.

         "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

         "Selling Fund" means AIM V.I. Demographic Trends Fund, a separate series of Trust.

         "Selling Fund Auditors" means PricewaterhouseCoopers LLP.

         "Selling Fund Financial Statements" means the audited financial statements of Selling Fund for the fiscal year ended December 31, 2005 and the Selling Fund Semiannual Report to Shareholders dated June 30, 2006.

         "Selling Fund Shareholders" means the holders of record of the outstanding shares of each class of Selling Fund as of the close of regular trading on the NYSE on the Valuation Date.

         "Selling Fund Shares" means the outstanding shares of each class of Selling Fund.

         "Shareholders Meeting" means a meeting of the shareholders of Selling Fund convened in accordance with Applicable Law and the Governing Documents of Trust to consider and vote upon the approval of this Plan.

         "Tax" means any tax or similar governmental charge, impost or levy (including income taxes (including alternative minimum tax and estimated tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, minimum taxes, or windfall profit taxes), together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

         "Termination Date" means December 31, 2006, or such later date as the parties may mutually agree upon.

         "Treasury Regulations" means the Federal income tax regulations adopted pursuant to the Code.

         "Trust" means AIM Variable Insurance Funds, a Delaware statutory trust.

         "Trust Counsel" means Ballard Spahr Andrews & Ingersoll, LLP.

         "Trustee Benefit Plans" means the Deferred Compensation Agreement for the Directors/Trustees of the AIM Funds, the AIM Funds Retirement Plan for Eligible Directors/Trustees, the Deferred Fee Agreement, the INVESCO Funds Retirement Plan for Independent Directors and the Deferred Retirement Plan Account Agreement.

         "Valuation Date" shall have the meaning set forth in Section 2.2 of this Plan.

                                   ARTICLE 2

                               TRANSFER OF ASSETS


         SECTION 2.1. Reorganization of Selling Fund. At the Effective Time, all of the assets of Selling Fund shall be delivered to Custodian for the account of Buying Fund in exchange for the assumption by Buying Fund of all of the Liabilities of Selling Fund and delivery by Trust directly to the holders of record as of the Effective Time of the issued and outstanding shares of each class of Selling Fund of a number of shares of each corresponding class of Buying Fund, as set forth on Schedule 2.1 (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the value of the net assets of Selling Fund so transferred, assigned and delivered, all determined and adjusted as provided in Section 2.2 below. Upon delivery of such assets, Buying Fund will receive good and marketable title to such assets free and clear of all Liens.

         SECTION 2.2. Computation of Net Asset Value.

               (a) The net asset value per share of each class of Buying Fund Shares, and the value of the assets and the amount of the Liabilities of Selling Fund, shall, in each case, be determined as of the close of regular trading on the NYSE on the business day next preceding the Closing Date (the "Valuation Date").

               (b) The net asset value per share of each class of Buying Fund Shares shall be computed in accordance with the policies and procedures of Buying Fund as described in the Registration Statement.

               (c) The value of the assets and the amount of the Liabilities of Selling Fund to be transferred to Buying Fund pursuant to this Plan shall be computed in accordance with the policies and procedures of Selling Fund as described in the Registration Statement.

               (d) Subject to Sections 2.2(b) and (c) above, all computations of value regarding the assets and Liabilities of Selling Fund and the net asset value per share of each class of Buying Fund Shares to be issued pursuant to this Plan shall be made by Trust.

         SECTION 2.3. Valuation Date. The share transfer books of Selling Fund will be permanently closed as of the close of business on the Valuation Date and only requests for the redemption of shares of Selling Fund received in proper form prior to the close of regular trading on the NYSE on the Valuation Date shall be accepted by Selling Fund. Redemption requests thereafter received by Selling Fund shall be deemed to be redemption requests for Buying Fund Shares of the corresponding class (assuming that the transactions contemplated by this Plan have been consummated), to be distributed to Selling Fund Shareholders under this Plan.

         SECTION 2.4. Delivery.

               (a) No later than three (3) business days preceding the Closing Date, Trust shall instruct Custodian to transfer all assets held by Selling Fund to the account of Buying Fund maintained at Custodian. Such assets shall be delivered by Trust to Custodian on the Closing Date. The assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by Selling Fund shall be delivered on the Closing Date and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of Buying Fund at Custodian.

               (b) If, on the Closing Date, Selling Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities held by Selling Fund for the reason that any of such securities purchased prior to the Closing Date have not yet been delivered to Selling Fund or its broker, then Trust shall waive the delivery requirements of Section 2.4(a) with respect to said undelivered securities if Selling Fund has delivered to Custodian by or on the Closing Date, and with respect to said undelivered securities, executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by Custodian, including brokers' confirmation slips.

         SECTION 2.5. Termination of Series and Redemption of Selling Fund Shares. Following receipt of the Required Shareholder Vote and as soon as reasonably practicable after the Closing, the status of Selling Fund as a designated series of Trust shall be terminated and Trust shall redeem the outstanding shares of Selling Fund from Selling Fund Shareholders in accordance with its Governing Documents and all issued and outstanding shares of Selling Fund shall thereupon be canceled on the books of Trust.

         SECTION 2.6. Issuance of Buying Fund Shares. At the Effective Time, Selling Fund Shareholders holding shares of a class of Selling Fund shall be issued that number of full and fractional shares of the corresponding class of Buying Fund having a net asset value equal to the net asset value of such shares of such class of Selling Fund held by Selling Fund Shareholders on the Valuation Date in accordance with Sections 2.1 and 2.2. Trust shall provide instructions to the transfer agent of Trust with respect to the shares of each class of Buying Fund to be issued to Selling Fund Shareholders. Trust shall record on its books the ownership of the shares of each class of Buying Fund by Selling Fund Shareholders and shall forward a confirmation of such ownership to Selling Fund Shareholders. No redemption or repurchase of such shares credited to former Selling Fund Shareholders in respect of Selling Fund Shares represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered to Trust for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to Trust.

         SECTION 2.7. Investment Securities. On or prior to the Valuation Date, Trust shall prepare a list setting forth the securities Selling Fund then owned together with the respective Federal income tax bases thereof and holding periods therefor. Such records shall be prepared in accordance with the requirements for specific identification tax lot accounting and clearly reflect the bases used for determination of gain and loss realized on the sale of any security transferred to Buying Fund hereunder. Such records shall be made available by Trust prior to the Valuation Date for inspection by the Treasurer (or his or her designee) or Buying Fund Auditors upon reasonable request.

         SECTION 2.8. Liabilities. Selling Fund shall use reasonable best efforts to discharge all of its known liabilities, so far as may be possible, prior to the Closing Date.

                                   ARTICLE 3

                 REPRESENTATIONS AND WARRANTIES OF SELLING FUND


     Trust, on behalf of Selling Fund, represents and warrants as follows:

         SECTION 3.1. Registration and Regulation of Selling Fund. All Selling Fund shares which have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Trust to revoke or rescind any such registration or qualification. Selling Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Selling Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Registration Statement. The value of the net assets of Selling Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Selling Fund and all purchases and redemptions of Selling Fund Shares have been effected at the net asset value per share calculated in such manner.

         SECTION 3.2. Selling Fund Financial Statements. The books of account and related records of Selling Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The Selling Fund Financial Statements present fairly in all material respects the financial position of Selling Fund as of the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

         SECTION 3.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the Selling Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Selling Fund or the status of Selling Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Selling Fund or occurring in the ordinary course of business of Selling Fund. Except as set forth on Schedule 3.3, there are no contingent liabilities of Selling Fund not disclosed in the Selling Fund Financial Statements and no contingent liabilities of Selling Fund have arisen since the date of the Selling Fund Financial Statements.

         SECTION 3.4. Selling Fund Shares; Business Operations.

               (a) Selling Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

               (b) During the five-year period ending on the date of the Reorganization, neither Selling Fund nor any person related to Selling Fund (as defined in Section 1.368-1(e)(3) of the Treasury Regulations without regard to
Section 1.368-1(e)(3)(i)(A)) will have directly or through any transaction, agreement, or arrangement with any other person, (i) acquired shares of Selling Fund for consideration other than shares of Selling Fund, except for shares redeemed in the ordinary course of Selling Fund's business as an open-end investment company as required by the Investment Company Act, or (ii) made distributions with respect to Selling Fund's shares, except for (a) distributions necessary to satisfy the requirements of Sections 852 and 4982 of the Code for qualification as a regulated investment company and avoidance of excise tax liability and (b) additional distributions, to the extent such additional distributions do not exceed 50 percent of the value (without giving effect to such distributions) of the proprietary interest in Selling Fund on the Effective Date. For purposes of this representation, the redemption of shares of Selling Fund by ING Insurance Co of America ("ING") and its affiliated insurance companies on September 23, 2005 (for Series II shares of Selling Fund) and May 1, 2006 (for Series I shares of Selling Fund), pursuant to an Application for an Order of Approval Pursuant to Section 26(c) of the Investment Company Act and an Order of Exemption Pursuant to Section 17(b) of the Investment Company Act from
Section 17(a) of the Investment Company Act shall be considered to have been effected in the ordinary course of Selling Fund's business as an open-end investment company.

               (c) At the time of its Reorganization, Selling Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Selling Fund Shares, except for the right of investors to acquire Selling Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

               (d) From the date it commenced operations and ending on the Closing Date, Selling Fund will have conducted its historic business within the meaning of Section 1.368-1(d)(2) of the Treasury Regulations in a substantially unchanged manner. In anticipation of its Reorganization, Selling Fund will not dispose of assets that, in the aggregate, will result in less than fifty percent (50%) of its historic business assets (within the meaning of Section 1.368-1(d)(3) of the Treasury Regulations) being transferred to Buying Fund. As of the Closing Date, at least 33-1/3% of Selling Fund's portfolio assets will meet the investment objectives, strategies, policies, risks and restrictions of Buying Fund. Selling Fund did not alter its portfolio in anticipation of the Reorganization to meet the 33-1/3% threshold.

               (e) Except for the Senior Officer Trust is required to employ pursuant to the Assurance of Discontinuance entered into by the Investment Adviser with the Attorney General of the State of New York on or about October 7, 2004, Trust does not have, and has not had during the six (6) months prior to the date of this Plan, any employees, and shall not hire any employees from and after the date of this Plan through the Closing Date.

         SECTION 3.5. Accountants. Selling Fund Auditors, which have reported upon the Selling Fund Financial Statements for the fiscal year ending December 31, 2005, are independent registered public accountants as required by the Securities Act and the Exchange Act.

         SECTION 3.6. Binding Obligation. This Plan has been duly authorized and delivered by Trust on behalf of Selling Fund and, assuming this Plan has been duly approved by the shareholders of Selling Fund, constitutes the legal, valid and binding obligation of Trust enforceable against Trust in accordance with its terms from and with respect to the revenues and assets of Selling Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         SECTION 3.7. No Breaches or Defaults. The adoption and delivery of this Plan by Trust on behalf of Selling Fund and performance by Trust of its obligations hereunder has been duly authorized by all necessary trust action on the part of Trust, other than approval by the shareholders of Selling Fund, and
(i) do not, and on the Closing Date will not, result in any violation of the Governing Documents of Trust and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Selling Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Trust is a party or by which it may be bound and which relates to the assets of Selling Fund or to which any property of Selling Fund may be subject; (B) any Permit (as defined below); or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Trust or any property of Selling Fund.

         SECTION 3.8. Permits. Except for the absence of, or default under, Permits (as defined below) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Trust has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to Selling Fund. To the knowledge of Trust there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         SECTION 3.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Trust, threatened in writing or, if probable of assertion, orally, against Trust affecting any property, asset, interest or right of Selling Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Selling Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Trust's conduct of the business of Selling Fund affecting in any significant respect the conduct of such business. Trust is not, and has not been, to the knowledge of Trust, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Selling Fund, other than as has been disclosed to Trust's Board of Trustees.

         SECTION 3.10. Contracts. Trust is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and which involves or affects the assets of Selling Fund, by which the assets, business, or operations of Selling Fund may be bound or affected, or under which it or the assets, business or operations of Selling Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of Trust there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

         SECTION 3.11. Properties and Assets. Selling Fund has good and marketable title to all properties and assets reflected in the Selling Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Selling Fund Financial Statements.

         SECTION 3.12. Taxes.

               (a) Selling Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Selling Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. Selling Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) ensure continued qualification of Selling Fund for treatment as a "regulated investment company" for tax purposes and (ii) eliminate any tax liability of Selling Fund arising by reason of undistributed investment company taxable income or net capital gain, Trust will declare on or prior to the Valuation Date to the shareholders of Selling Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (A) all of Selling Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 2005 and for the short taxable year beginning on January 1, 2006 and ending on the Closing Date and (B) all of Selling Fund's net capital gain recognized in its taxable year ended December 31, 2005 and in such short taxable year (after reduction for any capital loss carryover).

               (b) Selling Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Selling Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Selling Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Selling Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

               (c) Selling Fund is aware of no information that would indicate that (i) Selling Fund has any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the Treasury Regulations, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of the Treasury Regulations; or (ii) any public investor is participating in Selling Fund through such a segregated asset account other than through the purchase of variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of the Treasury Regulations. Selling Fund satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of the Treasury Regulations.

         SECTION 3.13. Benefit and Employment Obligations. Except for any obligations under the Trustee Benefit Plans, Selling Fund has no obligation to provide any post-retirement or post-employment benefit to any Person, including but not limited to, under any Benefit Plan, and has no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

         SECTION 3.14. Voting Requirements. The Required Shareholder Vote is the only vote of the holders of any class of shares of Selling Fund necessary to approve this Plan.

         SECTION 3.15. State Takeover Statutes. No state takeover statute or similar statute or regulation applies or purports to apply to this Plan or any of the transactions contemplated by this Plan.

         SECTION 3.16. Books and Records. The books and records of Trust relating to Selling Fund, reflecting, among other things, the purchase and sale of Selling Fund Shares, the number of issued and outstanding shares owned by each Selling Fund Shareholder and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects.

         SECTION 3.17. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Selling Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         SECTION 3.18. No Distribution. Buying Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Plan.

         SECTION 3.19. Liabilities of Selling Fund. The Liabilities of Selling Fund that are to be assumed by Buying Fund in connection with the Reorganization, or to which the assets of Selling Fund to be transferred in the Reorganization are subject, were incurred by Selling Fund in the ordinary course of its business. The fair market value of the assets of Selling Fund to be transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities to be assumed by Buying Fund, plus the amount of Liabilities, if any, to which such transferred assets will be subject.

                                   ARTICLE 4


                 REPRESENTATIONS AND WARRANTIES OF BUYING FUND

      Trust, on behalf of Buying Fund, represents and warrants as follows:

         SECTION 4.1. Registration and Regulation of Buying Fund. Buying Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. Buying Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Registration Statement. The value of the net assets of Buying Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of Buying Fund and all purchases and redemptions of Buying Fund Shares have been effected at the net asset value per share calculated in such manner.

         SECTION 4.2. Buying Fund Financial Statements. The books of account and related records of Buying Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited Buying Fund Financial Statements present fairly in all material respects the financial position of Buying Fund as of the date(s) indicated and the results of operations and changes in net assets for the period(s) then ended in accordance with generally accepted accounting principles applied on a consistent basis for the period(s) then ended.

         SECTION 4.3. No Material Adverse Changes; Contingent Liabilities. Since the date of the Buying Fund Financial Statements, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of Buying Fund or the status of Buying Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by Buying Fund or occurring in the ordinary course of business of Buying Fund or Trust. There are no contingent liabilities of Buying Fund not disclosed in the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles. Except as set forth on Schedule 4.3, no contingent liabilities of Buying Fund have arisen since the date of the Buying Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

         SECTION 4.4. Registration of Buying Fund Shares.

               (a) Buying Fund currently has those classes of shares that are set forth on Schedule 4.4(a). Under its Governing Documents, Trust is authorized to issue an unlimited number of shares of each such class.

               (b) Buying Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of Trust then in effect.

               (c) Buying Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, Buying Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire shares of Buying Fund, except for the right of investors to acquire shares of Buying Fund at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

               (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus"), which forms a part of the Registration Statement on Form N-14, shall be furnished to the shareholders of Selling Fund entitled to vote at the Shareholders Meeting in accordance with normal market practice for such transactions. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of Buying Fund, when they become effective, shall conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (e) The shares of Buying Fund which have been or are being offered for sale (other than the Buying Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by Trust to revoke or rescind any such registration or qualification.

         SECTION 4.5. Accountants. Buying Fund Auditors, which have reported upon the Buying Fund Financial Statements for the fiscal year ending December 31, 2005, are independent registered public accountants as required by the Securities Act and the Exchange Act.

         SECTION 4.6. Binding Obligation. This Plan has been duly authorized and delivered by Trust on behalf of Buying Fund and, assuming this Plan has been duly authorized and delivered by Trust on behalf of Selling Fund, constitutes the legal, valid and binding obligation of Trust, enforceable against Trust in accordance with its terms from and with respect to the revenues and assets of Buying Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         SECTION 4.7. No Breaches or Defaults. The execution and delivery of this Plan by Trust on behalf of Buying Fund and performance by Trust of its obligations hereunder have been duly authorized by all necessary trust action on the part of Trust and (i) do not, and on the Closing Date will not, result in any violation of the Governing Documents and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of Buying Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which Trust is a party or by which it may be bound and which relates to the assets of Buying Fund or to which any properties of Buying Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over Trust or any property of Buying Fund.

         SECTION 4.8. Permits. Except for the absence of, or default under, Permits that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Trust has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to Buying Fund. To the knowledge of Trust there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         SECTION 4.9. No Actions, Suits or Proceedings. There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of Trust, threatened in writing or, if probable of assertion, orally, against Trust, affecting any property, asset, interest or right of Buying Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to Buying Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by any Governmental Authority relating to Trust's conduct of the business of Buying Fund affecting in any significant respect the conduct of such business. Trust is not, and has not been, to the knowledge of Trust, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of Buying Fund, other than as has been disclosed to Trust's Board of Trustees.

         SECTION 4.10. Taxes.

               (a) Buying Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. Since inception, Buying Fund has qualified for treatment as a regulated investment company for each taxable year that has ended prior to the Closing Date and will satisfy the requirements of
Part I of Subchapter M of the Code to maintain such qualification for its current taxable year. Buying Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

               (b) Buying Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Buying Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against Buying Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of Buying Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

               (c) Buying Fund is aware of no information that would indicate that (i) Buying Fund has, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the Treasury Regulations, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of the Treasury Regulations; or (ii) any public investor is participating in Buying Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of the Treasury Regulations. Buying Fund satisfies, and at all times during its existence has satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of Treasury Regulations.

         SECTION 4.11. Representations Concerning the Reorganization.

               (a) There is no plan or intention by Trust or any person related to Trust to acquire or redeem any of the Buying Fund Shares issues in the Reorganization either directly or through any transaction, agreement, or arrangement with any other person, other than redemptions in the ordinary course of Buying Fund's business as an open-end investment company as required by the Investment Company Act.

               (b) Buying Fund has no plan or intention to sell or otherwise dispose of any of the assets of Selling Fund acquired in the Reorganization, other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

               (c) Following the Reorganization, Buying Fund will continue an "historic business" of Selling Fund or use a significant portion of Selling Fund's "historic business assets" in a business. For purposes of this representation, the terms "historic business" and "historic business assets" shall have the meanings ascribed to them in Section 1.368-1(d) of the Treasury Regulations.

               (d) Prior to or in the Reorganization, neither Buying Fund nor any person related to Buying Fund (for purposes of this paragraph as defined in Section 1.368-1(e)(3) of the Treasury Regulations) will have acquired directly or through any transaction, agreement or arrangement with any other person, shares of Selling Fund with consideration other than shares of Buying Fund.

         SECTION 4.12. Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for Buying Fund as of the date on which it was issued does not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date does not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.



                                   ARTICLE 4A


                 CONDITIONS PRECEDENT WITH RESPECT TO EACH FUND

             Trust's obligations to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date, any one or more of which Trust may waive:

         SECTION 4A.1 No Governmental Actions. There is no pending action, suit or proceeding, nor, to the knowledge of Trust, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against Trust before any Governmental Authority which questions the validity or legality of this Plan or of the transactions contemplated hereby or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

         SECTION 4A.2 No Brokers. No broker, finder or similar intermediary has acted for or on behalf of Trust in connection with this Plan or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with Trust or any action taken by it.

         SECTION 4A.3 Value of Shares. The fair market value of the shares of each class of Buying Fund received by Selling Fund Shareholders in the Reorganization will be approximately equal, as of the Effective Time, to the fair market value of the shares of each corresponding class of Selling Fund to be constructively surrendered in exchange therefor. The fair market value of the assets of Buying Fund will exceed the amount of its liabilities immediately after the exchange.

         SECTION 4A.4 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount. No consideration other than Buying Fund Shares (and Buying Fund's assumption of Selling Fund's Liabilities, including for this purpose any liabilities to which the assets of Selling Fund are subject) will be given in exchange for the assets of Selling Fund acquired by Buying Fund in connection with the Reorganization. The fair market value of the assets of Selling Fund transferred to Buying Fund in the Reorganization will equal or exceed the sum of the Liabilities assumed by Buying Fund, plus the amount of liabilities, if any, to which such transferred assets are subject.

         SECTION 4A.5 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date and any that must be made after the Closing Date to comply with Section 2.4 of this Plan, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by Trust in connection with the due adoption by Trust of this Plan and the consummation by Trust of the transactions contemplated hereby.

         SECTION 4A.6 No Bankruptcy Proceedings. Trust is not, with respect to either Fund, under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

                                    ARTICLE 5

                                    COVENANTS

         SECTION 5.1. Conduct of Business.

               (a) From the date of this Plan up to and including the Closing Date (or, if earlier, the date upon which this Plan is terminated pursuant to Article 7), Trust shall conduct the business of Selling Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Selling Fund in the ordinary course in all material respects.

               (b) From the date of this Plan up to and including the Closing Date (or, if earlier, the date upon which this Plan is terminated pursuant to Article 7), Trust shall conduct the business of Buying Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of Buying Fund in the ordinary course in all material respects.

         SECTION 5.2. Expenses. Buying Fund shall bear all of its costs and expenses incurred in connection with this Plan and the Reorganization without any reimbursement therefor. Prior to the submission of the Plan to the Boards of Trustees of Trust for approval, the Investment Adviser, in the ordinary course of its business as a registered investment advisor operating under the Advisors Act, agreed to bear 100% of the costs and expenses of Selling Fund incurred in connection with this Plan and the Reorganization and other transactions contemplated hereby; provided that any such expenses incurred by Selling Fund shall not be reimbursed or paid for by the Investment Advisor or any other Person unless those expenses are solely and directly related to the Reorganization. Neither Selling Fund nor Buying Fund (nor any Person related to Selling Fund or Buying Fund) will pay or assume any expenses of the Selling Fund Shareholders (including, but not limited to, any expenses of Selling Fund Shareholders that are solely and directly related to the Reorganization).

         SECTION 5.3. Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

         SECTION 5.4. Consents, Approvals and Filings. Trust shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the

Securities Act, the Exchange Act, the Investment Company Act and the Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Plan. In addition, Trust shall use its reasonable best efforts (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Trust shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

         SECTION 5.5. Submission of Plan to Shareholders. Trust shall take all action necessary in accordance with applicable law and its Governing Documents to convene the Shareholders Meeting. Trust shall, through its Board of Trustees, recommend to the shareholders of Selling Fund approval of this Plan. Trust shall use its reasonable best efforts to hold a Shareholders Meeting as soon as practicable after the date hereof.

                                   ARTICLE 6

               FURTHER CONDITIONS PRECEDENT TO THE REORGANIZATION


         SECTION 6.1. Further Conditions Precedent with respect to Both Funds. The obligation of Trust to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by Trust.

               (a) The representations and warranties of Trust on behalf of Selling Fund and Buying Fund set forth in this Plan shall be true and correct in all material respects as of the date of this Plan and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

               (b) Trust shall have complied with and satisfied in all material respects all agreements and conditions relating to Selling Fund and Buying Fund set forth herein to be performed or satisfied at or prior to the Closing Date.

               (c) There shall be delivered at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of Trust, in such individual's capacity as an officer of Trust and not as an individual, to the effect that the conditions specified in Sections 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary (in such capacity) of Trust certifying as to the accuracy and completeness of the attached Governing Documents of Trust, and resolutions, consents and authorizations of or regarding Trust with respect to the execution and delivery of this Plan and the transactions contemplated hereby.

               (d) The dividend or dividends described in the last sentence of
Section 3.12(a) shall have been declared.

               (e) To the extent applicable, the Investment Adviser shall have terminated or waived, in either case in writing, any rights to reimbursement from Selling Fund to which it is entitled for fees and expenses absorbed by the Investment Adviser pursuant to voluntary and contractual fee waiver or expense limitation commitments between the Investment Adviser and Selling Fund.

               (f) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from, Governmental Authorities in connection with the execution and delivery of this Plan and the consummation of the transactions contemplated herein by Trust shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
(g) This Plan, the Reorganization of Selling Fund and related matters shall have been approved and adopted at the Shareholders Meeting by the shareholders of Selling Fund on the record date by the Required Shareholder Vote.

               (h) The assets of Selling Fund to be acquired by Buying Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Selling Fund immediately prior to the Reorganization. For purposes of this Section 6.1(h), assets used by Selling Fund to pay the expenses it incurs in connection with this Plan and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of Selling Fund's business as a series of an open-end management investment company) after the date of this Plan shall be included as assets of Selling Fund held immediately prior to the Reorganization.

               (i) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

               (j) The Registration Statement on Form N-14 filed by Trust with respect to Buying Fund Shares to be issued to Selling Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and shall include an undertaking therein to file the opinion referenced in Section 6.1(k) as a post-effective amendment to such Registration Statement after the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

               (k) Trust shall have received on or before the Closing Date an opinion of Trust Counsel in form and substance reasonably acceptable to Trust, as to the matters set forth on Schedule 6.1(k). In rendering such opinion, Trust Counsel may request and rely upon representations contained in certificates of officers of Trust and others, and the officers of Trust shall use their best efforts to make available such truthful certificates.

               (l) Each of Buying Fund and Selling Fund will have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since their inceptions, respectively, including the last short taxable period of Selling Fund ending on the Closing Date, and the taxable quarter of Buying Fund that immediately precedes the Closing Date.

                                    ARTICLE 7

                               TERMINATION OF PLAN


         SECTION 7.1. Termination. This Plan may be terminated by Trust on or prior to the Closing Date as follows:

               (a) if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund;

               (b) if the Closing Date shall not be on or before the Termination Date;

               (c) if, upon a vote at the Shareholders Meeting or any final adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.5; or

               (d) if any Governmental Authority shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

         SECTION 7.2. Survival After Termination. If this Plan is terminated in accordance with Section 7.1 hereof and the Reorganization of Selling Fund is not consummated, this Plan shall become void and of no further force and effect with respect to the Reorganization and Selling Fund, except for the provisions of
Section 5.2.

                                    ARTICLE 8

                                  MISCELLANEOUS


         SECTION 8.1. Survival of Representations, Warranties and Covenants. The representations and warranties in this Plan, and the covenants in this Plan that are required to be performed at or prior to the Closing Date, shall terminate upon the consummation of the transactions contemplated hereunder. The covenants in this Plan that are required to be performed in whole or in part subsequent to the Closing Date shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

         SECTION 8.2. Governing Law. This Plan shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

         SECTION 8.3. Binding Effect, Persons Benefiting, No Assignment. This Plan shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Plan is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Plan or any part hereof. Without the prior written consent of the parties hereto, this Plan may not be assigned by any of the parties hereto.

         SECTION 8.4. Obligations of Trust. Trust hereby acknowledges and agrees that each of Buying Fund and Selling Fund is a separate investment portfolio of Trust, that Trust is executing this Plan on behalf of each Buying Fund and Selling Fund, and that any amounts payable by Trust under or in connection with this Plan shall be payable solely from the revenues and assets of Buying Fund or Selling Fund, as applicable. Trust further acknowledges and agrees that this Plan has been executed by a duly authorized officer of Trust in his or her capacity as an officer of Trust intending to bind Trust as provided herein, and that no officer, trustee or shareholder of Trust shall be personally liable for the liabilities or obligation of Trust incurred hereunder. Finally, Trust acknowledges and agrees that the liabilities and obligations of Selling Fund pursuant to this Plan shall be enforceable against the assets of Buying Fund or Selling Fund, as applicable, only and not against the assets of Trust generally or assets belonging to any other series of Trust.

         SECTION 8.5. Amendments. This Plan may not be amended, altered or modified except with the approval of Trust's Board of Trustees.

         SECTION 8.6. Entire Plan; Exhibits and Schedules. This Plan, including the Exhibits, Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

         SECTION 8.7. Successors and Assigns; Assignment. This Plan shall be binding upon and inure to the benefit of Trust, on behalf of Selling Fund, and Trust, on behalf of Buying Fund, and their respective successors and permitted assigns.

                                    EXHIBIT A

                      EXCLUDED LIABILITIES OF SELLING FUND


None.

                                  SCHEDULE 2.1

         CLASSES OF SHARES OF SELLING FUND AND CORRESPONDING CLASSES OF
                             SHARES OF BUYING FUND


                                                       Corresponding Classes of
      Classes of Shares of Selling Fund                 Shares of Buying Fund
      ---------------------------------                ------------------------
         AIM V.I. Demographic Trends                 AIM V.I. Capital Appreciation
                     Fund                                        Fund

               Series I Shares                               Series I Shares
               Series II Shares                              Series II Shares

                                  SCHEDULE 3.3

                 CERTAIN CONTINGENT LIABILITIES OF SELLING FUND


None.

                                  SCHEDULE 4.3

                  CERTAIN CONTINGENT LIABILITIES OF BUYING FUND


None.

                                 SCHEDULE 4.4(a)

                        CLASSES OF SHARES OF BUYING FUND



Classes of Shares of Buying Fund
--------------------------------
        Series I Shares
        Series II Shares

                                 SCHEDULE 6.1(k)

                                  TAX OPINIONS


         (i) The transfer of the assets of Selling Fund to Buying Fund in exchange solely for Buying Fund Shares distributed directly to Selling Fund Shareholders and Buying Fund's assumption of the Liabilities, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a) of the Code and Selling Fund and Buying Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code.

         (ii) In accordance with Section 361(a) and Section 361(c)(1) of the Code, no gain or loss will be recognized by Selling Fund on the transfer of its assets to Buying Fund solely in exchange for Buying Fund Shares and Buying Fund's assumption of the Liabilities or on the distribution of Buying Fund Shares to Selling Fund Shareholders.

         (iii) In accordance with Section 1032 of the Code, no gain or loss will be recognized by Buying Fund upon the receipt of assets of Selling Fund in exchange for Buying Fund Shares issued directly to Selling Fund Shareholders.

         (iv) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by Selling Fund Shareholders on the receipt of Buying Fund Shares in exchange for Selling Fund Shares.

         (v) In accordance with Section 362(b) of the Code, the basis to Buying Fund of the assets of Selling Fund will be the same as the basis of such assets in the hands of Selling Fund immediately prior to the Reorganization.

         (vi) In accordance with Section 358(a) of the Code, a Selling Fund Shareholder's basis for Buying Fund Shares received by the Selling Fund Shareholder will be the same as his or her basis for Selling Fund Shares exchanged therefor.

         (vii) In accordance with Section 1223(1) of the Code, a Selling Fund Shareholder's holding period for Buying Fund Shares will be determined by including such Selling Fund Shareholder's holding period for Selling Fund Shares exchanged therefor, provided that such Selling Fund Shareholder held such Selling Fund Shares as a capital asset.

         (viii) In accordance with Section 1223(2) of the Code, the holding period with respect to the assets of Selling Fund transferred to Buying Fund in the Reorganization will include the holding period for such assets in the hands of Selling Fund.

         (ix) In accordance with Section 381(a)(2) of the Code, Buying Fund will succeed to and take into account the items of Selling Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

         (x) In accordance with Sections 72 and 7702(a) of the Code, a policyholder of a variable annuity contract or variable life insurance contract that is based on a segregated asset account (within the meaning of Section 817(h) of the Code) that holds shares of the Selling Fund will not be required to receive or accrue income or gain by reason of the exchange of Selling Fund Shares for Buying Fund Shares in the Reorganization.

                                                                     APPENDIX II


                                              AIM V.I. CAPITAL APPRECIATION FUND

                                                                     PROSPECTUS
                                                                    MAY 1, 2006

Series I shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Capital Appreciation Fund seeks to provide growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series I class shares (Series I shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fees and Expenses of the Fund                        4

Expense Example                                      4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Manager(s)                                 6

OTHER INFORMATION                                    7
------------------------------------------------------
Purchase and Redemption of Shares                    7

Excessive Short-Term Trading Activity
  Disclosures                                        7

Trade Activity Monitoring                            7

Fair Value Pricing                                   8

Risks                                                8

Pricing of Shares                                    8

Taxes                                                9

Dividends and Distributions                          9

Share Classes                                        9

Payments to Insurance Companies                      9

FINANCIAL HIGHLIGHTS                                11
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the fund's objective, but could also reduce the fund's exposure in the event of a market downturn.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    To the extent the fund holds cash or cash equivalents for risk management, the fund may not achieve its investment objective.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's Series I shares from year to year.

                                                                         ANNUAL
YEAR ENDED                                                                TOTAL
DECEMBER 31                                                              RETURNS
-----------                                                              -------
1996...................................................................   17.58%
1997...................................................................   13.50%
1998...................................................................   19.30%
1999...................................................................   44.61%
2000...................................................................  -10.91%
2001...................................................................  -23.28%
2002...................................................................  -24.35%
2003...................................................................   29.52%
2004...................................................................    6.62%
2005...................................................................    8.83%


    During the periods shown in the bar chart, the highest quarterly return was 35.78% (quarter ended December 31, 1999) and the lowest quarterly return was -23.09% (quarter ended September 30, 2001).

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
(for the periods ended                                            INCEPTION
December 31, 2005)           1 YEAR    5 YEARS    10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Capital
  Appreciation Fund           8.83%    (2.70)%        5.99%         05/05/93
Standard & Poor's 500
  Index(1,2)                  4.91%      0.54%        9.07%               --
Russell 1000--Registered
  Trademark-- Growth
  Index(2,3)                  5.26%    (3.58)%        6.73%               --
Lipper Multi-Cap Growth
  Fund Index(2,4)             9.13%    (2.90)%        7.23%               --
-------------------------------------------------------------------------------

(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.
(2) The indices may not reflect payment of fees, expenses or taxes.
(3) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. This index makes up the largest 1000 stocks of the Russell 3000--Registered Trademark-- universe.
(4) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index. The S&P SuperComposite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                 SERIES I SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                            N/A

Maximum Deferred Sales Charge (Load)                                   N/A
--------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."

ANNUAL FUND OPERATING EXPENSES (SERIES I SHARES)(1,2)
---------------------------------------------------------------------------------
(expenses that are deducted
from Series I share assets)                                       SERIES I SHARES
---------------------------------------------------------------------------------
Management Fees                                                        0.61%

Other Expenses                                                         0.29

Total Annual Fund Operating Expenses(3)                                0.90
---------------------------------------------------------------------------------

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2005 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(2) As a result of a reorganization of another fund into AIM V.I. Capital Appreciation Fund, which will occur on or about May 1, 2006, the fund's Total Annual Fund Operating Expenses have been restated to reflect such reorganization.
(3) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through April 30, 2007.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series I shares of the fund with the cost of investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The example assumes that you invest $10,000 in the fund's Series I shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES I SHARES                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund          $92      $287      $498      $1,108
--------------------------------------------------------------------------------

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------


The settlement agreement between A I M Advisors, Inc. and certain of its affiliates (collectively, AIM Affiliates) and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

  - You invest $10,000 in the fund and hold it for the entire 10 year period;

  - Your investment has a 5% return before expenses each year; and

  - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

           SERIES I                YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               0.90%           0.90%        0.90%        0.90%        0.90%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            4.10%           8.37%       12.81%       17.44%       22.25%
End of Year Balance              $10,410.00      $10,836.81   $11,281.12   $11,743.65   $12,225.13
Estimated Annual Expenses        $    91.85      $    95.61   $    99.53   $   103.61   $   107.86
--------------------------------------------------------------------------------------------------

           SERIES I                YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
Annual Expense Ratio(1)               0.90%        0.90%        0.90%        0.90%        0.90%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           27.26%       32.48%       37.91%       43.57%       49.45%
End of Year Balance              $12,726.37   $13,248.15   $13,791.32   $14,356.76   $14,945.39
Estimated Annual Expenses        $   112.28   $   116.89   $   121.68   $   126.67   $   131.86
--------------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown above.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's fiscal year ended December 31, 2005, the advisor received compensation of 0.61% of average daily net assets.

    A discussion regarding the basis for the Board approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve-month period ended December 31, 2005.

PORTFOLIO MANAGERS

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1987. As the lead manager, Mr. Sachnowitz generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sachnowitz may perform these functions, and the nature of these functions, may change from time to time.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1994.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor since 1995.

- Robert J. Lloyd, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was employed by American Electric Power.

They are assisted by the advisor's Large/Multi-Cap Growth Team, which is comprised of portfolio managers, research analysts and other investment professionals. Team members provide research support

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on these portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:

(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" that is described in the prospectus relating to the Series II shares.

PAYMENTS TO INSURANCE COMPANIES

ADI, the distributor of the fund, or one or more of its corporate affiliates, may make cash revenue sharing payments to the insurance company that issued your variable product or its affiliates in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.

    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

the level and/or type of considerations provided by the insurance companies. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI may directly or indirectly benefit from the incremental management and other fees paid to ADI or its affiliates by the fund with respect to those assets.

    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.

    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series I shares. Certain information reflects financial results for a single fund share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during each of the fiscal years indicated.

    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board as the fund's new independent registered public accounting firm. Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other independent registered public accountants.

                                                                                   SERIES I
                                                    ----------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------------------------
                                                      2005           2004           2003           2002            2001
                                                    --------       --------       --------       --------       ----------
Net asset value, beginning of period                $  22.69       $  21.28       $  16.43       $  21.72       $    30.84
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          0.03           0.02(a)       (0.04)(b)      (0.05)(b)        (0.05)(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                     1.97           1.39           4.89          (5.24)           (7.17)
==========================================================================================================================
    Total from investment operations                    2.00           1.41           4.85          (5.29)           (7.22)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                 (0.02)            --             --             --               --
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                   --             --             --             --            (1.90)
==========================================================================================================================
    Total distributions                                (0.02)            --             --             --            (1.90)
==========================================================================================================================
Net asset value, end of period                      $  24.67       $  22.69       $  21.28       $  16.43       $    21.72
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                         8.79%          6.62%         29.52%       (24.35)%         (23.28)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $822,899       $886,990       $938,820       $763,038       $1,160,236
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                 0.89%(d)       0.91%          0.85%          0.85%            0.85%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                            0.11%(d)       0.09%(a)      (0.23)%        (0.27)%          (0.22)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                   97%            74%            61%            67%              65%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are based on average daily net assets of $828,851,813.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-------------------------------------------------
   AIM V.I. Capital Appreciation Fund Series I
   SEC 1940 Act file number: 811-0452
-------------------------------------------------

AIMinvestments.com     VICAP-PRO-1

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                              AIM V.I. CAPITAL APPRECIATION FUND

                                                                     PROSPECTUS
                                                                    MAY 1, 2006

Series II shares

Shares of the fund are currently offered only to insurance company separate accounts funding variable annuity contracts and variable life insurance policies. AIM V.I. Capital Appreciation Fund seeks to provide growth of capital.

--------------------------------------------------------------------------------

This prospectus contains important information about the Series II class shares (Series II shares) of the fund. Please read it before investing and keep it for future reference.

As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

An investment in the fund:
- is not FDIC insured;
- may lose value; and
- is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------
PERFORMANCE INFORMATION                              2
------------------------------------------------------
Annual Total Returns                                 2

Performance Table                                    3

FEE TABLE AND EXPENSE EXAMPLE                        4
------------------------------------------------------
Fees and Expenses of the Fund                        4

Expense Example                                      4

HYPOTHETICAL INVESTMENT AND EXPENSE
  INFORMATION                                        5
------------------------------------------------------
DISCLOSURE OF PORTFOLIO HOLDINGS                     5
------------------------------------------------------
FUND MANAGEMENT                                      6
------------------------------------------------------
The Advisor                                          6

Advisor Compensation                                 6

Portfolio Manager(s)                                 6

OTHER INFORMATION                                    8
------------------------------------------------------
Purchase and Redemption of Shares                    8

Excessive Short-Term Trading Activity
  Disclosures                                        8

Trade Activity Monitoring                            8

Fair Value Pricing                                   9

Risks                                                9

Pricing of Shares                                    9

Taxes                                               10

Dividends and Distributions                         10

Share Classes                                       10

Distribution Plan                                   10

Payment to Insurance Companies                      10

FINANCIAL HIGHLIGHTS                                12
------------------------------------------------------
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investments, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions. are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a registered service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

    Shares of the fund are used as investment vehicles for variable annuity contracts and variable life insurance policies (variable products) issued by certain insurance companies. You cannot purchase shares of the fund directly. As an owner of a variable product (variable product owner) that offers the fund as an investment option, however, you may allocate your variable product values to a separate account of the insurance company that invests in shares of the fund.

    Your variable product is offered through its own prospectus, which contains information about your variable product, including how to purchase the variable product and how to allocate variable product values to the fund.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees (the Board) without shareholder approval.

    The fund seeks to meet its objective by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth. The portfolio managers consider whether to sell a particular security when any of these factors materially changes. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    A larger position in cash or cash equivalents could also detract from the achievement of the fund's objective but could also reduce the fund's exposure in the event of a market downturn.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. This is especially true with respect to common stocks of smaller companies, whose prices may go up and down more than common stocks of larger, more-established companies. Also, since common stocks of smaller companies may not be traded as often as common stocks of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devaluated their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    To the extent the fund holds cash or cash equivalents for risk management, the fund may not achieve its investment objective.

    If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from decline in the value of those securities, reduced levels of income and expenses of enforcing its rights.

    There is no guarantee that the investment techniques and risk analyses used by the fund's portfolio managers will produce the desired results.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. All performance shown assumes the reinvestment of dividends and capital gains. The bar chart shown does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

    Performance shown for periods prior to the inception date of the Series II shares are since the inception date of the Series I shares, adjusted to reflect the impact that the Rule 12b-1 plan of Series I shares would have had if the Series II shares had then existed. Series I shares are not offered by this prospectus. The Series I and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). All performance shown assumes the reinvestment of dividends and capital gains.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

The following bar chart shows changes in the performance of the fund's shares from year to year.

                                                                         ANNUAL
YEAR ENDED                                                               TOTAL
DECEMBER 31                                                             RETURNS
-----------                                                             --------
1996*.................................................................    17.29%
1997*.................................................................    13.22%
1998*.................................................................    19.01%
1999*.................................................................    44.26%
2000*.................................................................   -11.13%
2001*.................................................................   -23.47%
2002..................................................................   -24.52%
2003..................................................................    29.18%
2004..................................................................     6.33%
2005..................................................................     8.58%

* The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date of the fund's Series II shares is August 21, 2001.

    During the periods shown in the bar chart, the highest quarterly return was 35.69% (quarter ended December 31, 1999) and the lowest quarterly return was -23.11% (quarter ended September 30, 2001).

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

PERFORMANCE INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PERFORMANCE TABLE

The following performance table compares the fund's performance to those of an unmanaged broad-based securities market index, style-specific index and peer-group index. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below. A fund's past performance is not necessarily an indication of its future performance. The performance table shown below does not reflect charges assessed in connection with your variable product; if it did, the performance shown would be lower.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------
                                                                   SERIES I
                                                                    SHARES
(for the periods ended                                            INCEPTION
December 31, 2005)             1 YEAR   5 YEARS   10 YEARS           DATE
-------------------------------------------------------------------------------
AIM V.I. Capital Appreciation
  Fund                          8.58%   (2.94)%       5.73%         05/05/93(1)
Standard & Poor's 500
  Index(2,3)                    4.91%     0.54%       9.07%               --
Russell 1000--Registered
  Trademark-- Growth
  Index(3,4)                    5.26%   (3.58)%       6.73%               --
Lipper Multi-Cap Growth Fund
  Index(3,5)                    9.13%   (2.90)%       7.23%               --
-------------------------------------------------------------------------------

(1) The returns shown for these periods are the blended returns of the historical performance of the fund's Series II shares since their inception and the restated historical performance of the fund's Series I shares (for periods prior to inception of the Series II shares) adjusted to reflect the Rule 12b-1 fees applicable to the Series II shares. The inception date shown in the table is that of the fund's Series I shares. The inception date of the fund's Series II shares is August 21, 2001.
(2) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The fund has also included the Russell 1000--Registered Trademark-- Growth Index, which the fund believes more closely reflects the performance of the securities in which the fund invests. In addition, the Lipper Multi-Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer-group.
(3) The indices may not reflect payment of fees, expenses or taxes.
(4) The Russell 1000--Registered Trademark-- Growth Index measures the performance of those Russell 1000--Registered Trademark-- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000--Registered Trademark-- Index is comprised of 1000 of the largest capitalized U.S. domiciled companies whose common stock is traded in the United States. This index makes up the largest 1000 stocks of the Russell 3000--Registered Trademark-- universe.
(5) The Lipper Multi-Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi-Cap Growth category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three year sales-per-share growth value, compared to the S&P 500 index. The S&P SuperComposite 1500 Index is a market cap weighted index made up of 1500 liquid securities of companies with market capitalizations of $300 million and above, and represents the small-, mid-, and large-cap markets.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series II shares of the fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                                                SERIES II SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                            N/A

Maximum Deferred
Sales Charge (Load)                                                    N/A
--------------------------------------------------------------------------------

"N/A" in the above table means "not applicable."

ANNUAL FUND OPERATING EXPENSES (SERIES II SHARES)(1,2)
--------------------------------------------------------------------------------
(expenses that are deducted
from Series II share assets)                                    SERIES II SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.61%

Distribution and/or Service (12b-1) Fees                              0.25

Other Expenses                                                        0.29

Total Annual Fund
Operating Expenses(3)                                                 1.15
--------------------------------------------------------------------------------

(1) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2005 and are expressed as a percentage of the fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
(2) As a result of a reorganization of another fund into AIM V.I. Capital Appreciation Fund, which will occur on or about May 1, 2006, the fund's Total Annual Fund Operating Expenses have been restated to reflect such reorganization.
(3) The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the fund may benefit are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation agreement is in effect through April 30, 2007.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the Series II shares of the fund with investing in other mutual funds. This example does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

    The example assumes that you invest $10,000 in the fund's Series II shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same and includes the effect of any contractual fee waivers and/or expense reimbursements. To the extent fees are waived and/or expenses are reimbursed voluntarily, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

SERIES II SHARES                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund          $117     $365      $633      $1,398
--------------------------------------------------------------------------------

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between A I M Advisors, Inc. and certain of its affiliates (collectively, AIM Affiliates) and the New York Attorney General requires A I M Advisors, Inc. and certain of its affiliates to provide certain hypothetical information regarding investment and expense information. The chart below is intended to reflect the annual and cumulative impact of the fund's expenses, including investment advisory fees and other fund costs, on the fund's return over a 10-year period. The example reflects the following:

    - You invest $10,000 in the fund and hold it for the entire 10 year period;

    - Your investment has a 5% return before expenses each year; and

    - The fund's current annual expense ratio includes any applicable contractual fee waiver or expense reimbursement for the period committed.

There is no assurance that the annual expense ratio will be the expense ratio for the fund for any of the years shown. To the extent that A I M Advisors, Inc. and certain of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary arrangement, your actual expenses may be less. The chart does not take into account any fees or other expenses assessed in connection with your variable product; if it did, the expenses shown would be higher, while the ending balance shown would be lower. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios, your actual returns and expenses are likely to differ (higher or lower) from those shown below.

           SERIES II               YEAR 1          YEAR 2       YEAR 3       YEAR 4       YEAR 5
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.15%           1.15%        1.15%        1.15%        1.15%
Cumulative Return Before
  Expenses                            5.00%          10.25%       15.76%       21.55%       27.63%
Cumulative Return After
  Expenses                            3.85%           7.85%       12.00%       16.31%       20.79%
End of Year Balance              $10,385.00      $10,784.82   $11,200.04   $11,631.24   $12,079.04
Estimated Annual Expenses        $   117.21      $   121.73   $   126.41   $   131.28   $   136.33
--------------------------------------------------------------------------------------------------

           SERIES II               YEAR 6       YEAR 7       YEAR 8       YEAR 9      YEAR 10
--------------------------------------------------------------------------------------------------
Annual Expense Ratio(1)               1.15%        1.15%        1.15%        1.15%        1.15%
Cumulative Return Before
  Expenses                           34.01%       40.71%       47.75%       55.13%       62.89%
Cumulative Return After
  Expenses                           25.44%       30.27%       35.29%       40.49%       45.90%
End of Year Balance              $12,544.09   $13,027.03   $13,528.57   $14,049.42   $14,590.33
Estimated Annual Expenses        $   141.58   $   147.03   $   152.69   $   158.57   $   164.68
--------------------------------------------------------------------------------------------------

(1) Your actual expenses may be higher or lower than those shown above.

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund's portfolio holdings are disclosed on a regular basis in its semi-annual and annual reports to shareholders, and on Form N-Q, which is filed with the Securities and Exchange Commission within 60 days of the fund's first and third quarter-ends. Due to the fact that you cannot purchase shares of the fund directly, these documents have not been made available on our website. However, these documents are available on the SEC's website at http://www.sec.gov. In addition, the fund's portfolio holdings as of each calendar quarter end are made available to insurance companies issuing variable products that invest in the fund.

    A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings is available in the fund's Statement of Additional Information.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor or AIM) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.

    The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 200 investment portfolios, including the fund, encompassing a broad range of investment objectives.

    On October 8, 2004, INVESCO Funds Group, Inc. (IFG) (the former investment advisor to certain AIM funds), AIM and A I M Distributors, Inc. (ADI) (the distributor of the retail AIM funds) reached final settlements with certain regulators, including the SEC, the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlements. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM funds and acceptable to the staff of the SEC.

    Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the funds; (ii) that certain funds inadequately employed fair value pricing; (iii) that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and (iv) that the defendants improperly used the assets of the funds to pay brokers to aggressively promote the sale of the funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM funds, IFG, AIM, ADI and/or related entities and individuals in the future. You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the fund's Statement of Additional Information.

    As a result of the matters discussed above, investors in the AIM funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds.

ADVISOR COMPENSATION

During the fund's last fiscal year ended December 31, 2005, the advisor received compensation of 0.61% of average daily net assets.

    A discussion regarding the basis for the Board approving the investment advisory agreement of the fund is available in the fund's annual report to shareholders for the twelve-month period ended December 31, 2005.

PORTFOLIO MANAGERS(S)

The following individuals are jointly and primarily responsible for the day-to-day management of the fund's portfolio:

- Lanny H. Sachnowitz (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1987. As the lead manager, Mr. Sachnowitz generally has final authority over all aspects of the fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which Mr. Sachnowitz may perform these functions, and the nature of these functions, may change from time to time.

- Kirk L. Anderson, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor and/or its affiliates since 1994.

- James G. Birdsall, Portfolio Manager, who has been responsible for the fund since 2005 and has been associated with the advisor since 1995.

- Robert J. Lloyd, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was employed by American Electric Power.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------


    They are assisted by the advisor's Large/Multi-Cap Growth Team, which is comprised of portfolio managers, research analysts and other investment professionals. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time. More information on these portfolio managers and the team, including biographies of other members of the team, may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

    The fund's Statement of Additional Information provides additional information about the portfolio managers' investments in the fund, a description of their compensation structure, and information regarding other accounts they manage.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

The fund ordinarily effects orders to purchase and redeem shares at the fund's next computed net asset value after it receives an order. Insurance companies participating in the fund serve as the fund's designee for receiving orders of separate accounts that invest in the fund. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the NYSE restricts or suspends trading.

    Although the fund generally intends to pay redemption proceeds solely in cash, the fund reserves the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

    Shares of the fund are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated insurance companies funding variable products. The fund currently offers shares only to insurance company separate accounts. In the future, the fund may offer them to pension and retirement plans that qualify for special federal income tax treatment. The fund and AIM have applied for regulatory relief to enable the fund's shares to be sold to and held by one or more fund of funds (open-end management investment companies or series thereof that offer their shares exclusively to insurance companies, their separate accounts and/or qualified plans). The fund plans to offer its shares to fund of funds following receipt of the requested regulatory relief. Due to differences in tax treatment and other considerations, the interests of fund shareholders, including variable product owners and plan participants investing in the fund (whether directly or indirectly through fund of funds), may conflict.

    Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a fund could cause variable products funded through another insurance company separate account to lose their tax-deferred status, unless remedial actions were taken. The Board will monitor for the existence of any material conflicts and determine what action, if any, should be taken. A fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

EXCESSIVE SHORT-TERM TRADING ACTIVITY DISCLOSURES

The fund's investment programs are designed to serve long-term investors and are not designed to accommodate excessive short-term trading activity in violation of our policies described below. Excessive short-term trading activity in the fund's shares (i.e., purchases of fund shares followed shortly thereafter by redemptions of such shares, or vice versa) may hurt the long-term performance of the fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time, thus interfering with the efficient management of the fund by causing it to incur increased brokerage and administrative costs. Where excessive short-term trading activity seeks to take advantage of arbitrage opportunities from stale prices for portfolio securities, the value of fund shares held by long-term investors may be diluted.

    The Board has adopted policies and procedures designed to discourage excessive short-term trading of fund shares. The fund may alter its policies and procedures at any time without giving prior notice to fund shareholders, if the advisor believes the change would be in the best interests of long-term investors.

    Pursuant to the fund's policies and procedures, AIM and its affiliates (collectively the AIM Affiliates) currently use the following tools designed to discourage excessive short-term trading in the fund:
(1) trade activity monitoring; and
(2) the use of fair value pricing consistent with procedures approved by the Board.

    Each of these tools is described in more detail below.

    In addition, restrictions designed to discourage or curtail excessive short-term trading activity may be imposed by the insurance companies and/or their separate accounts that invest in the fund on behalf of variable product owners. Variable product owners should refer to the applicable contract and related prospectus for more details.

TRADE ACTIVITY MONITORING

To detect excessive short-term trading activities, the AIM Affiliates will monitor, on a daily basis, selected aggregate purchase, or redemption trade orders placed by insurance companies and/or their separate accounts. The AIM Affiliates will seek to work with insurance companies to discourage variable product owners from engaging in abusive trading practices. However, the ability of the AIM Affiliates to monitor trades that are placed by variable product owners is severely if not completely limited due to the fact that the insurance companies trade with the funds through omnibus accounts, and maintain the exclusive relationship with, and are responsible for maintaining the account records of, their variable product owners. There may also be legal and technological limitations on the ability of insurance companies to impose restrictions on the trading practices of their variable product owners. As a result, there can be no guarantee that the AIM Affiliates will be able to detect or deter market timing by variable product owners.

    If, as a result of this monitoring, the AIM Affiliates believe that a variable product owner has engaged in excessive short-term trading (regardless of whether or not the insurance company's own trading restrictions are exceeded), the AIM Affiliates will seek to act in a manner that they believe is consistent with the best interests of long-term investors, which may include taking steps such as (i) asking the insurance company to take action to stop such activities, or (ii) refusing to process future purchases related to such activities in the insurance company's account with the funds. AIM Affiliates will use reasonable efforts to apply the fund's policies uniformly given the potential limitations described above.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FAIR VALUE PRICING

Securities owned by a fund are to be valued at current market value if market quotations are readily available. All other securities and assets of a fund for which market quotations are not readily available are to be valued at fair value determined in good faith using procedures approved by the Board of the fund. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    See "Pricing of Shares--Determination of Net Asset Value" for more information.

RISKS

There is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent excessive short-term trading. Although these policies and procedures, including the tools described above, are designed to discourage excessive short-term trading, they do not eliminate the possibility that excessive short-term trading activity in the fund will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with the best interests of long-term investors. However, there can be no assurance that the AIM Affiliates will be able to gain access to any or all of the information necessary to detect or prevent excessive short-term trading by a variable product owner. While the AIM Affiliates and the funds may seek to take actions with the assistance of the insurance companies that invest in the fund, there is the risk that neither the AIM Affiliates nor the fund will be successful in their efforts to minimize or eliminate such activity.

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of the fund's shares is the fund's net asset value per share. The fund values portfolio securities for which market quotations are readily available at market value. The fund values all other securities and assets for which market quotations are not readily available at their fair value in good faith using procedures approved by the Board of the fund. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

    Even when market quotations are available, they may be stale or they may be unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the fund calculates its net asset value. Issuer specific events may cause the last market quotation to be unreliable. Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the advisor determines that the closing price of the security is unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing may reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially "stale" prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading.

    Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values.

    The advisor may use indications of fair value from pricing services approved by the Board. In other circumstances, the advisor valuation committee may fair value securities in good faith using procedures approved by the Board. As a means of evaluating its fair value process, the advisor routinely compares closing market prices, the next day's opening prices for the security in its primary market if available, and indications of fair value from other sources. Fair value pricing methods and pricing services can change from time to time as approved by the Board of Trustees.

    Specific types of securities are valued as follows:

    Domestic Exchange Traded Equity Securities: Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, the advisor will value the security at fair value in good faith using procedures approved by the Board.

    Foreign Securities: If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the fund may fair value the security. If an issuer specific event has occurred that the advisor determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The advisor also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where the advisor believes, at the approved degree of certainty, that the price is not reflective of current market value, the advisor will use the indication of fair value from the pricing service to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

    Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the net asset value of fund shares is determined only on business days of the fund,

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

the value of the portfolio securities of a fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.

    Fixed Income Securities: Government, corporate, asset-backed and municipal bonds and convertible securities, including high yield or junk bonds, are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the price provided by the pricing service is unreliable, the advisor valuation committee may fair value the security using procedures approved by the Board.

    Short-term Securities: The fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    Futures and Options: Futures and options are valued on the basis of market quotations, if available.

    Open-end Funds: To the extent the fund invests in other open-end funds, the investing fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

    The fund discloses portfolio holdings at different times to insurance companies issuing variable products that invest in the fund, and in annual and semi-annual shareholder reports. Refer to such reports to determine the types of securities in which a fund has invested. You may also refer to the Statement of Additional Information to determine what types of securities in which the fund may invest. You may obtain copies of these reports or of the Statement of Additional Information from the insurance company that issued your variable product, or from the advisor as described on the back cover of this prospectus.

    The fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or earlier NYSE closing time that day.

TAXES

The amount, timing and character of distributions to the separate account may be affected by special tax rules applicable to certain investments purchased by the fund. Variable product owners should refer to the prospectus for their variable products for information regarding the tax consequences of owning such variable products and should consult their tax advisors before investing.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually to separate accounts of insurance companies issuing the variable products. The fund expects that its distributions will consist primarily of capital gains.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually to separate accounts of insurance companies issuing the variable products.

    At the election of insurance companies issuing the variable products, dividends and distributions are automatically reinvested at net asset value in shares of the fund.

SHARE CLASSES

The fund has two classes of shares, Series I shares and Series II shares. Each class is identical except that Series II shares has a distribution or "Rule 12b-1 Plan" which is described in this prospectus.

DISTRIBUTION PLAN

The fund has adopted a distribution or "Rule 12b-1" plan for its Series II shares. The plan allows the fund to pay distribution fees to life insurance companies and others to promote the sale and distribution of Series II shares. The plan provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the fund). Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

PAYMENTS TO INSURANCE COMPANIES

The insurance company that issued your variable product, or one of its affiliates may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, ADI, the distributor of the fund, or one or more of its corporate affiliates, may make additional cash revenue sharing payments to the insurance company or an affiliate in connection with promotion of the fund and certain other marketing support services. ADI makes these payments from its own resources.

    ADI makes revenue sharing payments as incentives to certain insurance companies to promote the sale and retention of shares of the fund. The benefits ADI receives when it makes these payments may include, among other things, adding the fund to the list of underlying investment options in the insurance company's variable products, and access (in some cases on a preferential basis over other competitors) to individual members of an insurance company's sales force or to an insurance company's management. Revenue sharing payments are sometimes referred to as "shelf space" payments because the payments compensate the insurance company for including the fund in its variable products (on its "sales shelf"). ADI compensates insurance companies differently depending typically on the level and/or type of considerations provided by the insurance companies. The revenue sharing payments ADI makes may be calculated on sales of shares of the fund (Sales-Based Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold to the insurance company during the particular period. Such payments also may be

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

calculated on the average daily net assets of the fund attributable to that particular insurance company (Asset-Based Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. Sales-Based Payments primarily create incentives to make sales of shares of the fund and Asset-Based Payments primarily create incentives to retain assets of the fund in insurance company separate accounts.

    ADI is motivated to make the payments described above in order to promote the sale of fund shares and the retention of those investments by clients of insurance companies. To the extent insurance companies sell more shares of the fund or retain shares of the fund in their variable product owners' accounts, ADI may directly or indirectly benefit from the incremental management and other fees paid to ADI or its affiliates by the fund with respect to those assets.

    In addition to the payments listed above, the advisor may also reimburse insurance companies for certain administrative services provided to variable product owners. Under a Master Administrative Services Agreement, between the fund and the advisor, the advisor is entitled to receive from the fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of the fund. Under this arrangement, the advisor provides, or assures that insurance companies issuing variable products will provide, certain variable product owner-related services. These services, include, but are not limited to, facilitation of variable product owners' purchase and redemption requests; distribution to existing variable product owners of copies of fund prospectuses, proxy materials, periodic fund reports, and other materials; maintenance of variable product owners' records; and fund services and communications. Currently, these administrative service payments made by the fund to the advisor are subject to an annual limit of 0.25% of the average net assets invested in the fund by each insurance company. Any amounts paid by the advisor to an insurance company in excess of 0.25% of the average net assets invested in the fund are paid by the advisor out of its own financial resources, and not out of the fund's assets. Insurance companies may earn profits on these payments for these services, since the amount of the payments may exceed the cost of providing the service.

    You can find further details in the Statement of Additional Information about these payments and the services provided by insurance companies. In certain cases these payments could be significant to the insurance company. Your insurance company may charge you additional fees or commissions, on your variable product other than those disclosed in this prospectus. You can ask your insurance company about any payments it receives from AIM, ADI, or the fund, as well as about fees and/or commissions it charges.

                       ----------------------------------
                       AIM V.I. CAPITAL APPRECIATION FUND
                       ----------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance of the fund's Series II shares. Certain information reflects financial results for a single Series II share.

    The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

    The table shows the financial highlights for a share of the fund outstanding during each of the fiscal year (or period) indicated.

    The information for the fiscal year ended 2005 has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request. PricewaterhouseCoopers LLP was appointed by the Audit Committee of the Board as the fund's new independent registered public accounting firm. Such appointment was ratified and approved by the independent trustees of the Board. Information prior to fiscal year 2005 was audited by other independent registered public accountants.

                                                                                       SERIES II
                                                      ---------------------------------------------------------------------------
                                                                                                                  AUGUST 21, 2001
                                                                                                                    (DATE SALES
                                                                     YEAR ENDED DECEMBER 31,                       COMMENCED) TO
                                                      -----------------------------------------------------        DECEMBER 31,
                                                        2005            2004           2003          2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  22.50       $    21.16       $ 16.38       $ 21.70          $  23.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.03)           (0.02)(a)     (0.09)(b)     (0.09)(b)         (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       1.96             1.36          4.87         (5.23)             0.45
=================================================================================================================================
    Total from investment operations                      1.93             1.34          4.78         (5.32)             0.41
=================================================================================================================================
Less distributions from net realized gains                  --               --            --            --             (1.90)
=================================================================================================================================
Net asset value, end of period                        $  24.43       $    22.50       $ 21.16       $ 16.38          $  21.70
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           8.58%            6.33%        29.18%       (24.52)%            1.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $339,190       $  136,982       $70,466       $23,893          $  3,527
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.14%(d)         1.16%         1.10%         1.10%             1.09%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (0.14)%(d)       (0.16)%(a)     (0.48)%       (0.52)%          (0.46)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     97%              74%           61%           67%               65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(b) Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are based on average daily net assets of $224,842,465.
(e) Annualized.

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of the prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year. The fund also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact the insurance company that issued your variable product, or you may contact us at

BY MAIL:               A I M Distributors, Inc.
                       11 Greenway Plaza, Suite 100
                       Houston, TX 77046-1173

BY TELEPHONE:          (800) 410-4246

Because you cannot purchase shares of the fund directly, these documents have not been made available on our website.
The fund's most recent portfolio holdings, as filed on Form N-Q, have also been made available to insurance companies issuing variable products that invest in the fund.

You can also review and obtain copies of the fund's SAI, financial reports, the fund's Forms N-Q and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Room, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------------
   AIM V.I. Capital Appreciation Fund Series II
   SEC 1940 Act file number: 811-07452
----------------------------------------
AIMinvestments.com     VICAP-PRO-2
                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                 --Registered Trademark--          --Registered Trademark--

                                                                   APPENDIX III

AIM V.I. CAPITAL APPRECIATION FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                pany's earnings drivers. Our team meets
                                                                                           with company management to evaluate
                                                                                           proprietary products and the quality of
========================================================================================   management. We also analyze trends and
                                                                                           the competitive landscape. We believe
PERFORMANCE SUMMARY                                                                        stocks that pass our quantitative and
                                             ===========================================   fundamental screens are more likely to
For the six months ended June 30, 2006,                                                    outperform.
AIM V.I. Capital Appreciation Fund had       FUND VS. INDEXES
negative returns but outperformed the                                                         We construct the portfolio using a
Fund's style-specific index, the Russell     CUMULATIVE TOTAL RETURNS, 12/31/05-6/30/06,   bottom-up strategy, which focuses on
1000 Growth Index, by a narrow margin.       EXCLUDING VARIABLE PRODUCT ISSUER             stocks rather than on industries or
                                             CHARGES.                                      sectors. While there are no formal
   The Fund underperformed the broad         IF VARIABLE PRODUCT ISSUER CHARGES WERE       sector guidelines or constraints,
market as represented by the S&P 500         INCLUDED, RETURNS WOULD BE LOWER.             internal controls and proprietary
Index largely due to an overweight                                                         software help us monitor risk levels and
position and stock selection in the          Series I Shares                       -0.36%  sector concentration.
health care sector. An overweight
position versus the benchmark in the         Series II Shares                      -0.49      Our sell process is designed to avoid
information technology sector, the                                                         high risk situations we believe may lead
weakest-performing sector in the broad       Standard & Poor's Composite Index             to underperformance, including:
market during the period, also detracted     of 500 Stocks (S&P 500 Index)
from performance. However, exposure to       (Broad Market Index)                   2.71   o  Deteriorating business prospects.
mid- and small-cap holdings, which
generally outperformed large-cap stocks      Russell 1000 Growth Index                     o  Extended valuation.
during the reporting period, some-what       (Style-Specific Index)                -0.93
offset the Fund's relative                                                                 o  Slowing earnings growth.
underperformance. Both the S&P 500 Index     Lipper Multi-Cap Growth Fund Index
and the                                      (Peer Group Index)                     0.13   o  A weakened balance sheet.

                                             SOURCE: LIPPER INC.                           MARKET CONDITIONS AND YOUR FUND
                                             ===========================================
                                                                                           After posting strong performance during
                                             Russell 1000 Growth Index consist             the first four months of 2006, domestic
                                             primarily of large-cap stocks.                equities retreated over the last two
                                                                                           months of the reporting period largely
                                                Your Fund's long-term performance          due to fears that inflation might lead
                                             appears on page 4.                            the U.S. Federal Reserve Board to
                                                                                           continue raising interest rates, which
========================================================================================   could challenge continued economic
                                                                                           expansion. During the reporting period,
HOW WE INVEST                                   Our quantitative model ranks               small- and mid-cap stocks generally
                                             companies based on factors we have found      outperformed large caps. Positive
We believe a growth investment strategy      to be highly correlated with                  performance was broad among S&P 500
is an essential component of a               outperformance in the growth universe,        sectors with energy, telecommunication
diversified portfolio. Our investment        including earnings, quality, valuation        services, industrials and materials
process combines quantitative and            and risk assessment.                          delivering the highest returns.
fundamental analysis to find companies
exhibiting long-term, sustainable               Stocks ranked highest by our                  In this environment, the Fund
earnings and cash flow growth that is        quantitative model are the focus of our       outperformed the Russell 1000 Growth
not yet reflected in investor                research. Our fundamental analysis seeks      Index by a narrow
expectations or equity valuations.           to determine a com-

========================================     ========================================    ===========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                     1. Pharmaceuticals                  7.3%    1. Cisco Systems, Inc.                2.6%

Information Technology              25.7%     2. Communications Equipment         7.0     2. Amdocs Ltd.                        2.3

Industrials                         17.4      3. Semiconductors                   6.1     3. Google Inc.--Class A               2.1

Health Care                         15.6      4. Investment Banking & Brokerage   5.3     4. QUALCOMM Inc.                      1.9

Consumer Discretionary              13.9      5. Aerospace & Defense              4.6     5. Analog Devices, Inc.               1.8

Financials                          11.2                                                  6. Goldman Sachs Group, Inc. (The)    1.8

Energy                               6.0     TOTAL NET ASSETS             $1.6 BILLION    7. Roche Holding A.G. Switzerland)    1.8
                                             TOTAL NUMBER OF HOLDINGS*             111
Materials                            4.1                                                  8. JPMorgan Chase & Co.               1.8

Consumer Staples                     3.9                                                  9. Boeing Co. (The)                   1.6

Telecommunication Services           0.6                                                 10. Burlington Northern Santa Fe Corp. 1.6

Money Market Funds
Plus Other Assets Less Liabilities   1.6

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

========================================     ========================================     ========================================

AIM V.I. CAPITAL APPRECIATION FUND

margin. The Fund outperformed the            ment supplier Alcon. An overweight                        LANNY H. SACHNOWITZ,
benchmark by the widest margin in the        position in health care providers versus     [SACHNOWITZ  senior portfolio manager,
industrials, energy, consumer                the style-specific benchmark also            PHOTO]       is lead manager of AIM V.I.
discretionary and materials sectors but      detracted from performance, and holdings                  Capital Appreciation Fund.
underperformed in the health care and        CIGNA, AETNA and UNITEDHEALTH GROUP                       He joined AIM in 1987 as a
consumer staples sectors.                    negatively affected Fund returns. While      money market trader and research analyst.
                                             we sold Alcon, Cigna and UnitedHealth        Mr. Sachnowitz earned a B.S. in finance
   The industrials sector benefited from     Group, we continued to own Aetna at          from the University of Southern California
a broad-based rally during the first         the close of the reporting period.           and an M.B.A. from the University of
quarter of 2006. Electrical equipment                                                     Houston.
holdings that performed well for the            Several notable detractors from Fund
Fund included ABB LTD. and ROCKWELL          performance in the information                            KIRK L. ANDERSON,  portfolio
AUTOMATION. The Fund no longer owned         technology sector included YAHOO!, APPLE     [ANDERSON    manager, is manager of AIM
Rockwell Automation stock at the end of      COMPUTER and EBAY. While these companies     PHOTO]       V.I. Capital Appreciation
the reporting period. Aerospace and          reported quarterly earnings generally in                  Fund. He joined AIM in 1994.
defense holdings BOEING and GENERAL          line with expectations, they did not                      Mr. Anderson earned a B.A. in
DYNAMICS also performed well. Machinery      deliver the earnings upside many             political science from Texas A&M
holdings that contributed to Fund            investors have come to expect. We owned      University and an M.S. in finance from the
performance included CATERPILLAR and         Apple Computer and eBay at the close of      University of Houston.
KOMATSU. We sold the Caterpillar holding     the reporting period, but we sold Yahoo!
during the reporting period. Railroad                                                                  JAMES G. BIRDSALL,  portfolio
holding BURLINGTON NORTHERN SANTA FE was        During the reporting period, our          [BIRDSALL    manager,  is manager of AIM
another key contributor as the company       investment process led us to reduce          PHOTO]       V.I. Capital Appreciation
continued to exceed expectations due to      exposure to the health care, energy and                   Fund. He joined AIM
strong demand growth and pricing gains.      materials sectors. Proceeds from these                    Investments in 1995. Mr.
                                             sales were invested primarily in                          Birdsall earned a B.B.A. with
   Outperformance in the energy sector       industrials and information technology       a concentration in finance from Stephen F.
was driven largely by the Fund's             stocks that we believed possessed            Austin State University. He also earned an
overweight position relative to the          attractive fundamentals and higher           M.B.A. with a concentration in finance and
style-specific benchmark, as energy was      upside to earnings estimates.                international business from the University
one of the top-performing sectors in the                                                  of St. Thomas.
broad market. Several holdings made key      IN CLOSING
contributions, including OCCIDENTAL                                                                    ROBERT J. LLOYD,  Chartered
PETROLEUM, VALERO ENERGY and BAKER           During the reporting period, we              [LLOYD       Financial Analyst,  portfolio
HUGHES.                                      considered the fundamentals of growth        PHOTO]       manager,  is manager of AIM
                                             stocks to be generally attractive. As a                   V.I. Capital Appreciation
   Solid stock selection in the consumer     group, growth companies boasted healthy                   Fund. He joined AIM in 2000.
discretionary sector resulted in             cash flows, strong balance sheets and        He served eight years in the U.S. Navy as
positive returns for the reporting           positive earnings growth. Additionally,      a Naval Flight Officer flying the S-3B
period, while the benchmark index posted     growth stocks were generally                 Viking. Mr. Lloyd earned a B.B.A. from the
negative returns in that sector. Many        attractively priced relative to other        University of Notre Dame and an M.B.A.
consumer-related stocks struggled during     stocks with less attractive                  from the University of Chicago.
the reporting period due to concerns         fundamentals. While growth stocks have
that higher interest rates would crimp       generally lagged the broad market in         Assisted by the Large/Multi-Cap Growth
consumer spending and slow the economy.      recent years, investors have started to      Team
Despite these concerns, we were able to      recognize and reward these
find some stocks that held up, including     characteristics. As always, we thank you
specialty retail holdings OFFICE DEPOT,      for your continued investment in AIM                   [RIGHT ARROW GRAPHIC]
ANN TAYLOR STORES and BEST BUY. Each of      V.I. Capital Appreciation Fund.
these stocks made key contributions to                                                    FOR A DISCUSSION OF THE RISKS OF
performance.                                 THE VIEWS AND OPINIONS EXPRESSED IN          INVESTING IN YOUR FUND, INDEXES USED IN
                                             MANAGEMENT'S DISCUSSION OF FUND              THIS REPORT AND YOUR FUND'S LONG-TERM
   In the materials sector, solid stock      PERFORMANCE ARE THOSE OF A I M ADVISORS,     PERFORMANCE, PLEASE TURN TO PAGE 4.
selection in the metals and mining           INC. THESE VIEWS AND OPINIONS ARE
industry contributed positively to Fund      SUBJECT TO CHANGE AT ANY TIME BASED ON
performance. Holdings that performed         FACTORS SUCH AS MARKET AND ECONOMIC
well included copper producer PHELPS         CONDITIONS. THESE VIEWS AND OPINIONS MAY
DODGE and iron ore and coal producer BHP     NOT BE RELIED UPON AS INVESTMENT ADVICE
BILLITON. Both stocks benefited from         OR RECOMMENDATIONS, OR AS AN OFFER FOR A
high commodity prices during much of the     PARTICULAR SECURITY. THE INFORMATION IS
reporting period.                            NOT A COMPLETE ANALYSIS OF EVERY ASPECT
                                             OF ANY MARKET, COUNTRY, INDUSTRY,
   The fund underperformed its               SECURITY OR THE FUND. STATEMENTS OF FACT
style-specific benchmark by the widest       ARE FROM SOURCES CONSIDERED RELIABLE,
margin in the health care sector, due        BUT A I M ADVISORS, INC. MAKES NO
primarily to weak performance by a           REPRESENTATION OR WARRANTY AS TO THEIR
number of the Fund's health care             COMPLETENESS OR ACCURACY. ALTHOUGH
equipment and supplies holdings,             HISTORICAL PERFORMANCE IS NO GUARANTEE
including equip-                             OF FUTURE RESULTS, THESE INSIGHTS MAY
                                             HELP YOU UNDERSTAND OUR INVESTMENT
                                             MANAGEMENT PHILOSOPHY

                                                                     APPENDIX IV


The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  SERIES I
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                               YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -----------------------------------------------------------------------
                                              2006           2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $    24.67      $  22.69       $  21.28       $  16.43       $  21.72      $    30.84
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   0.01          0.03           0.02(a)       (0.04)(b)      (0.05)(b)       (0.05)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    (0.09)         1.97           1.39           4.89          (5.24)          (7.17)
=================================================================================================================================
    Total from investment operations            (0.08)         2.00           1.41           4.85          (5.29)          (7.22)
=================================================================================================================================
Less distributions:
  Dividends from net investment income             --         (0.02)            --             --             --              --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains            --            --             --             --             --           (1.90)
=================================================================================================================================
    Total distributions                            --         (0.02)            --             --             --           (1.90)
=================================================================================================================================
Net asset value, end of period             $    24.59      $  24.67       $  22.69       $  21.28       $  16.43      $    21.72
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 (0.32)%        8.79%          6.62%         29.52%        (24.35)%        (23.28)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $1,187,261      $822,899       $886,990       $938,820       $763,038      $1,160,236
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets          0.90%(d)      0.89%          0.91%          0.85%          0.85%           0.85%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             0.10%(d)      0.11%          0.09%(a)      (0.23)%        (0.27)%         (0.22)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                         66%           97%            74%            61%            67%             65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $970,173,600.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                                                                               SERIES II
                                      -------------------------------------------------------------------------------------------
                                                                                                                 AUGUST 21, 2001
                                      SIX MONTHS                                                                   (DATE SALES
                                         ENDED                       YEAR ENDED DECEMBER 31,                      COMMENCED) TO
                                       JUNE 30,      --------------------------------------------------------      DECEMBER 31,
                                         2006           2005           2004           2003           2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $  24.43       $  22.50       $  21.16        $ 16.38        $ 21.70          $  23.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)            (0.02)         (0.03)         (0.02)(a)      (0.09)(b)      (0.09)(b)         (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)        (0.10)          1.96           1.36           4.87          (5.23)             0.45
=================================================================================================================================
    Total from investment operations      (0.12)          1.93           1.34           4.78          (5.32)             0.41
=================================================================================================================================
Less distributions from net realized
  gains                                      --             --             --             --             --             (1.90)
=================================================================================================================================
Net asset value, end of period         $  24.31       $  24.43       $  22.50        $ 21.16        $ 16.38          $  21.70
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                           (0.49)%         8.58%          6.33%         29.18%        (24.52)%            1.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                             $391,976       $339,190       $136,982        $70,466        $23,893          $  3,527
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets                                   1.15%(d)       1.14%          1.16%          1.10%          1.10%             1.09%(e)
=================================================================================================================================
Ratio of net investment income
  (loss) to average net assets            (0.15)%(d)     (0.14)%        (0.16)%(a)     (0.48)%        (0.52)%           (0.46)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                   66%            97%            74%            61%            67%               65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(a)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $373,502,489.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       AIM V.I. CAPITAL APPRECIATION FUND
                   A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 410-4246

                        AIM V.I. DEMOGRAPHIC TRENDS FUND
                   A PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS
                          11 Greenway Plaza, Suite 100
                            Houston, Texas 77046-1173
                            Toll Free: (800) 410-4246


                       STATEMENT OF ADDITIONAL INFORMATION

(October 31, 2006 Special Meeting of Shareholders of AIM V.I. Demographic Trends
                                     Fund)

         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Proxy Statement and Prospectus dated September ___, 2006 for use in connection with the Special Meeting of Shareholders of AIM V.I. Demographic Trends Fund to be held on October 31, 2006. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling 1 800-410-4246. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

         A Statement of Additional Information dated May 1, 2006, as supplemented August 1, 2006 (the "Statement of Additional Information") for AIM Variable Insurance Funds (the "Trust"), has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

         The date of this Statement of Additional Information is September ___, 2006.

                                TABLE OF CONTENTS

THE TRUST..........................................................................S-3

DESCRIPTION OF PERMITTED INVESTMENTS...............................................S-3

TRUSTEES AND OFFICERS OF THE TRUST.................................................S-3

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................S-3

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION......S-3

PORTFOLIO TRANSACTIONS.............................................................S-3

DESCRIPTION OF SHARES..............................................................S-3

DETERMINATION OF NET ASSET VALUE...................................................S-3

TAXES..............................................................................S-4

PERFORMANCE DATA...................................................................S-4

FINANCIAL INFORMATION..............................................................S-4

Appendix I   -  Statement of Additional Information of the Trust

Appendix II  -  Unaudited semiannual financial statements of AIM V.I. Capital
                Appreciation Fund and AIM V.I. Demographic Trends Fund

THE TRUST

         This Statement of Additional Information relates to AIM Variable Insurance Funds (the "Trust") and its investment portfolio, AIM V.I. Capital Appreciation Fund (the "Fund"). The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a separate series of shares of beneficial interest of the Trust. For additional information about the Trust, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF PERMITTED INVESTMENTS

         For a discussion of the fundamental and non-fundamental investment policies of the Fund adopted by the Trust's Board of Trustees, see heading "Description of the Funds and Their Investments and Risks" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TRUSTEES AND OFFICERS OF THE TRUST

         For a disclosure of the names and a brief occupational biography of each of the Trust's trustees and executive officers identifying those who are interested persons of the Trust as well as stating their aggregate remuneration, see heading "Management of the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For a disclosure of the control persons of the Fund, the principal holders of shares of the Fund and the ownership by officers and trustees of the Fund, see heading "Control Persons and Principal Holders of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

ADVISORY AND MANAGEMENT RELATED SERVICES AGREEMENTS AND PLANS OF DISTRIBUTION

         For a discussion of the Trust's advisory and management-related services agreements and plans of distribution, see headings "Investment Advisory and Other Services" and "Distribution of Securities" in the Trust's Statement of Additional Information attached hereto as Appendix I.

PORTFOLIO TRANSACTIONS

         For a discussion of the Trust's brokerage policy, see heading "Brokerage Allocation and Other Practices" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DESCRIPTION OF SHARES

         For a discussion of the Trust's authorized securities and the characteristics of the Trust's shares of beneficial interest, see heading "General Information About the Trust" in the Trust's Statement of Additional Information attached hereto as Appendix I.

DETERMINATION OF NET ASSET VALUE

         For a discussion of the Trust's valuation and pricing procedures and a description of its purchase and redemption procedures, see heading "Purchase, Redemption and Pricing of Shares" in the Trust's Statement of Additional Information attached hereto as Appendix I.

TAXES

         For a discussion of any tax information relating to ownership of the Trust's shares, see heading "Dividends, Distributions and Tax Matters" in the Trust's Statement of Additional information attached hereto as Appendix I.

PERFORMANCE DATA

         For a description and quotation of certain performance data used by the Trust, see heading "Calculation of Performance Data" in the Trust's Statement of Additional Information attached hereto as Appendix I.

FINANCIAL INFORMATION

         The audited financial statements of AIM V.I. Capital Appreciation Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

         The unaudited semiannual financial statements of AIM V.I. Capital Appreciation Fund are attached hereto as Appendix II.

         The audited financial statements of AIM V.I. Demographic Trends Fund, and the report thereon by PricewaterhouseCoopers LLP, are set forth under the heading "Financial Statements" in the Trust's Statement of Additional Information attached hereto as Appendix I.

         The unaudited semiannual financial statements of AIM V.I. Demographic Trends Fund are attached hereto as Appendix II.

                                                                      APPENDIX I


                          AIM VARIABLE INSURANCE FUNDS

                          AIM V.I. BASIC BALANCED FUND
                            AIM V.I. BASIC VALUE FUND
                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. CAPITAL DEVELOPMENT FUND
                            AIM V.I. CORE EQUITY FUND
                        AIM V.I. DEMOGRAPHIC TRENDS FUND
                       AIM V.I. DIVERSIFIED DIVIDEND FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                             AIM V.I. DYNAMICS FUND
                        AIM V.I. FINANCIAL SERVICES FUND
                           AIM V.I. GLOBAL EQUITY FUND
                        AIM V.I. GLOBAL HEALTH CARE FUND
                       AIM V.I. GOVERNMENT SECURITIES FUND
                        AIM V.I. GLOBAL REAL ESTATE FUND
                            AIM V.I. HIGH YIELD FUND
                     AIM V.I. INTERNATIONAL CORE EQUITY FUND
                       AIM V.I. INTERNATIONAL GROWTH FUND
                         AIM V.I. LARGE CAP GROWTH FUND
                        AIM V.I. MID CAP CORE EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                         AIM V.I. SMALL CAP EQUITY FUND
                         AIM V.I. SMALL CAP GROWTH FUND
                            AIM V.I. TECHNOLOGY FUND
                             AIM V.I. UTILITIES FUND

                         (SERIES I AND SERIES II SHARES)

                         Supplement dated August 1, 2006
          to the Statement of Additional Information dated May 1, 2006

The following (1) replaces in its entirety, the information relating to Robert
H. Graham, under the heading "TRUSTEES AND OFFICERS - INTERESTED PERSONS" and
(2) is added with respect to Philip A. Taylor, under the heading "TRUSTEES AND OFFICERS - OTHER OFFICERS" in Appendix C in the Statement of Additional
Information:

                                       TRUSTEE
                                        AND/OR
"NAME, YEAR OF BIRTH AND POSITION(S)   OFFICER                                                         OTHER TRUSTEESHIP(S)
         HELD WITH THE TRUST            SINCE        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS          HELD BY TRUSTEE
------------------------------------   -------   ---------------------------------------------------   --------------------
INTERESTED PERSONS

Robert H. Graham(1)- 1946                1993    Director and Chairman, A I M Management Group Inc.            None"
Trustee and Vice Chair                           (financial services holding company); Director and
                                                 Vice Chairman, AMVESCAP PLC; Chairman, AMVESCAP PLC
                                                 - AIM Division (parent of AIM and a global
                                                 investment management firm); and Trustee and Vice
                                                 Chair of The AIM Family of Funds(R)

                                                 Formerly: President and Chief Executive Officer,
                                                 A I M Management Group Inc.; Director, Chairman and
                                                 President, A I M Advisors, Inc. (registered
                                                 investment advisor); Director and Chairman, A I M
                                                 Capital Management, Inc. (registered investment
                                                 advisor), A I M Distributors, Inc. (registered
                                                 broker dealer), AIM Investment Services, Inc.
                                                 (registered transfer agent), and Fund Management
                                                 Company (registered broker dealer); Chief Executive
                                                 Officer, AMVESCAP PLC - Managed Products; and
                                                 President and Principal Executive Officer of The
                                                 AIM Family of Funds(R)

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

"OTHER OFFICERS

Philip A. Taylor(2) - 1954 President     2006    Director, Chief Executive Officer and President,              None"
and Principal Executive Officer                  A I M Management Group Inc., AIM Mutual Fund Dealer
                                                 Inc., AIM Funds Management Inc. and 1371 Preferred
                                                 Inc.; Director and President, A I M Advisors, Inc.,
                                                 INVESCO Funds Group, Inc. and AIM GP Canada Inc.;
                                                 Director, A I M Capital Management, Inc. and A I M
                                                 Distributors, Inc.; Director and Chairman, AIM
                                                 Investment Services, Inc., Fund Management Company
                                                 and INVESCO Distributors, Inc.; Director, President
                                                 and Chairman, AVZ Callco Inc., AMVESCAP Inc. and
                                                 AIM Canada Holdings Inc.; Director and Chief
                                                 Executive Officer, AIM Trimark Global Fund Inc. and
                                                 AIM Trimark Canada Fund Inc.; and President and
                                                 Principal Executive Officer of The AIM Family of
                                                 Funds(R)

                                                 Formerly: Chairman, AIM Canada Holdings, Inc.;
                                                 Executive Vice President and Chief Operations
                                                 Officer, AIM Funds Management Inc.; President, AIM
                                                 Trimark Global Fund Inc. and AIM Trimark Canada
                                                 Fund Inc.; and Director, Trimark Trust

----------
(2) Mr. Taylor was elected as President and Principal Executive Officer of the Trust on August 1, 2006.

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                          AIM VARIABLE INSURANCE FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO EACH PORTFOLIO OF AIM VARIABLE INSURANCE FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE FUNDS LISTED BELOW. EACH FUND'S FINANCIAL STATEMENTS ARE INCORPORATED INTO THIS STATEMENT OF ADDITIONAL INFORMATION BY REFERENCE TO SUCH FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS. YOU MAY OBTAIN, WITHOUT CHARGE, A COPY OF ANY PROSPECTUS AND/OR ANNUAL REPORT FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M DISTRIBUTORS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                          OR BY CALLING (800) 410-4246

                                   ----------

THIS STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 2006 RELATES TO THE FOLLOWING PROSPECTUSES FOR THE SERIES I AND SERIES II SHARES OF EACH OF THE FOLLOWING FUNDS:

                        FUND                            DATED
                        ----                            -----
AIM V.I. BASIC BALANCED FUND -            SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. BASIC VALUE FUND -               SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. BLUE CHIP FUND -                 SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. CAPITAL APPRECIATION FUND -      SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. CAPITAL DEVELOPMENT FUND -       SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. CORE EQUITY FUND -               SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. DEMOGRAPHIC TRENDS FUND -        SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. DIVERSIFIED DIVIDEND FUND -      SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. DIVERSIFIED INCOME FUND -        SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. DYNAMICS FUND -                  SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. FINANCIAL SERVICES FUND -        SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. GLOBAL EQUITY FUND -             SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. GLOBAL HEALTH CARE FUND -        SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. GOVERNMENT SECURITIES FUND -     SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. HIGH YIELD FUND -                SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. INTERNATIONAL CORE EQUITY FUND - SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. INTERNATIONAL GROWTH FUND -      SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. LARGE CAP GROWTH FUND -          SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. LEISURE FUND -                   SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. MID CAP CORE EQUITY FUND -       SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. MONEY MARKET FUND -              SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. REAL ESTATE FUND* -              SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. SMALL CAP EQUITY FUND -          SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. SMALL COMPANY GROWTH FUND* -     SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. TECHNOLOGY FUND -                SERIES I    05/01/06
                                          SERIES II   05/01/06

AIM V.I. UTILITIES FUND -                 SERIES I    05/01/06
                                          SERIES II   05/01/06


* The Board of Trustees of AIM Variable Insurance Funds, on behalf of AIM V.I. Real Estate Fund and AIM V.I. Small Company Growth Fund, has approved changing the Fund's names to "AIM V.I. Global Real Estate Fund" and "AIM V.I. Small Cap Growth Fund," respectively, effective July 3, 2006.

                          AIM VARIABLE INSURANCE FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                             PAGE
                                                                             ----
GENERAL INFORMATION ABOUT THE TRUST.......................................     1
   Fund History...........................................................     1
   Shares of Beneficial Interest..........................................     2

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS..................     3
   Classification.........................................................     3
   Investment Strategies and Risks........................................     3
      Equity Investments..................................................    13
      Foreign Investments.................................................    13
      Debt Investments for Equity Funds...................................    15
      Debt Investments for Fixed Income Funds and Money Market Fund.......    16
      Other Investments...................................................    20
      Investment Techniques...............................................    22
      Derivatives.........................................................    27
      Additional Securities or Investment Techniques......................    34
   Diversification Requirements - AIM V.I. Money Market Fund..............    34
   Fund Policies for the V.I. Funds.......................................    35
      Temporary Defensive Positions (for V.I. Funds)......................    37
   Fund Policies for the VIF Funds........................................    37
      Temporary Defensive Positions (for VIF Funds).......................    39
   Portfolio Turnover.....................................................    39
   Policies and Procedures for Disclosure of Fund Holdings................    40
      General Disclosures.................................................    40
      Selective Disclosures...............................................    41

MANAGEMENT OF THE TRUST...................................................    43
   Board of Trustees......................................................    43
   Management Information.................................................    43
   Trustee Ownership of Fund Shares.......................................    46
   Compensation...........................................................    55
      Retirement Plan For Trustees........................................    55
      Deferred Compensation Agreements....................................    55
   Codes of Ethics........................................................    56
   Proxy Voting Policies..................................................    56

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................    56

INVESTMENT ADVISORY AND OTHER SERVICES....................................    56
   Investment Advisor.....................................................    56
   Investment Sub-Advisors................................................    62
   Portfolio Managers.....................................................    63
   Securities Lending Arrangements........................................    63
   Service Agreements.....................................................    63
   Other Service Providers................................................    64

BROKERAGE ALLOCATION AND OTHER PRACTICES..................................    65
   Brokerage Transactions.................................................    65
   Commissions............................................................    65
   Broker Selection.......................................................    66
   Directed Brokerage (Research Services).................................    69
   Regular Brokers........................................................    69
   Allocation of Portfolio Transactions...................................    69

   Allocation of Equity Initial Public Offering ("IPO") Transactions......    69

PURCHASE AND REDEMPTION OF SHARES.........................................    69
   Calculation of Net Asset Value.........................................    70
   Redemption In Kind.....................................................    72
   Payments to Participating Insurance Companies and/or their Affiliates..    72

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS..................................    73
   Dividends and Distributions............................................    73
   Tax Matters............................................................    74

DISTRIBUTION OF SECURITIES................................................    77
   Distribution Plan......................................................    77
   Distributor............................................................    78

FINANCIAL STATEMENTS......................................................    78

PENDING LITIGATION........................................................    78

APPENDICES:

RATINGS OF DEBT SECURITIES.................................................   A-1

EXAMPLES OF PERSONS TO WHOM AIM PROVIDES NON-PUBLIC PORTFOLIO HOLDINGS ON
AN ONGOING BASIS...........................................................   B-1

TRUSTEES AND OFFICERS......................................................   C-1

TRUSTEE COMPENSATION TABLE.................................................   D-1

PROXY POLICIES AND PROCEDURES..............................................   E-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................   F-1

MANAGEMENT FEES............................................................   G-1

PORTFOLIO MANAGERS.........................................................   H-1

ADMINISTRATIVE SERVICES FEES...............................................   I-1

BROKERAGE COMMISSIONS......................................................   J-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF
REGULAR BROKERS OR DEALERS.................................................   K-1

CERTAIN FINANCIAL INSTITUTIONS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS..   L-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTIONS PLAN....   M-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS..............   N-1

PENDING LITIGATION.........................................................   O-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

     AIM Variable Insurance Funds (the "Trust") is a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of twenty-six separate portfolios: AIM V.I. Basic Balanced Fund (formerly known as AIM V.I. Balanced Fund), AIM V.I. Basic Value Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM V.I. Demographic Trends Fund (formerly known as AIM V.I. Dent Demographic Trends Fund), AIM V.I. Diversified Dividend Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Equity Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund, AIM V.I. International Core Equity Fund, AIM V.I. International Growth Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Money Market Fund, AIM V.I. Real Estate Fund (formerly known as INVESCO VIF - Real Estate Opportunity Fund), and AIM V.I. Small Cap Equity Fund (collectively, the " V.I. Funds"), and AIM V.I. Dynamics Fund (formerly known as INVESCO VIF - Dynamics
Fund), AIM V.I. Financial Services Fund (formerly known as INVESCO VIF - Financial Services Fund), AIM V.I. Global Health Care Fund (formerly known as AIM V.I. Health Sciences Fund and INVESCO VIF - Health Sciences Fund), AIM V.I. Leisure Fund (formerly known as INVESCO VIF - Leisure Fund), AIM V.I. Small Company Growth Fund (formerly known as INVESCO VIF - Small Company Growth Fund), AIM V.I. Technology Fund (formerly known as INVESCO VIF - Technology Fund), and AIM V.I. Utilities Fund (formerly known as INVESCO VIF - Utilities Fund) (collectively, the " VIF Funds"). This Statement of Additional Information relates to the V.I. Funds and the VIF Funds (each a "Fund," and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended (the "Trust Agreement"), the Board of Trustees of the Trust (the "Board") is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

     The Trust was originally organized on January 22, 1993 as a Maryland corporation. On October 15, 1999, the following Funds acquired all the assets and assumed all the liabilities of the series portfolios of G.T. Global Variable Investment Trust and G.T. Global Variable Investment Series: AIM V.I. Global Growth and Income Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, AIM V.I. Diversified Income Fund, AIM V.I. Government Securities Fund and AIM V.I. Money Market Fund. The Trust reorganized as a Delaware business trust on May 1, 2000. All of the V.I. Funds, except AIM V.I. Basic Value Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Real Estate Fund, AIM V.I. International Core Equity Fund, AIM V.I. Diversified Dividend Fund and AIM V.I. Global Equity Fund and AIM V.I. Small Cap Equity Fund, were included in the reorganization. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 1, 2000 relating to these Funds (or a class thereof) is that of the predecessor funds (or the corresponding class thereof). AIM V.I. Basic Value Fund and AIM V.I. Mid Cap Core Equity Fund commenced operations as a series of the Trust on September 10, 2001. AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund commenced operations as series of the Trust on September 1, 2003. AIM V.I. International Core Equity Fund, AIM V.I. Diversified Dividend Fund and AIM V.I. Global Equity Fund commenced operations as series of the Trust on May 1, 2006. AIM V.I. Core Equity Fund was known as AIM V.I. Growth and Income Fund, AIM V.I. International Growth Fund was known as AIM V.I. International Equity Fund, AIM V.I. Mid Cap Core Equity Fund was known as AIM V.I. Mid Cap Equity Fund. Prior to April 30, 2004, AIM V.I. Real Estate Fund and the VIF Funds were portfolios of INVESCO Variable Investment Funds, Inc., a Maryland corporation. Pursuant to an agreement and plan of reorganization, AIM V.I. Real Estate Fund and the VIF Funds became portfolios of the Trust. All historical financial and other information contained in this Statement of Additional Information for the periods prior to April 30, 2004, relating to AIM V.I. Real Estate Fund and the VIF Funds (or a class thereof) is that of its predecessor fund (or its corresponding class thereof).

SHARES OF BENEFICIAL INTEREST

     Shares of beneficial interest of the Trust are redeemable at their net asset value at the option of the shareholder or at the option of the Trust in certain circumstances.

     The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board, primarily on the basis of relative net assets, or other relevant factors.

     Each Fund offers Series I and Series II shares. Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board. Each Fund offers two separate classes of shares: Series I shares and Series II shares. Each such class represents interests in the same portfolio of investments. Differing expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

     The Trust is not required to hold annual or regular meetings of shareholders. Meetings of shareholders of a Fund or Series will be held from time to time to consider matters requiring a vote of such shareholders in accordance with the requirements of the 1940 Act, state law or the provisions of the Trust Agreement. It is not expected that shareholder meetings will be held annually.

     The Trust understands that insurance company separate accounts owning shares of the Funds will vote their shares in accordance with the instructions received from owners of variable annuity contracts and variable life insurance policies ("Contract Owners"), annuitants and beneficiaries. Fund shares held by a separate account as to which no instructions have been received will be voted for or against any proposition, or in abstention, in the same proportion as the shares of that separate account as to which instructions have been received. Fund shares held by a separate account that are not attributable to Contracts will also be voted for or against any proposition in the same proportion as the shares for which voting instructions are received by that separate account. If an insurance company determines, however, that it is permitted to vote any such shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.

     Each share of a Fund has generally the same voting, dividend, liquidation and other rights, however, each class of shares of a Fund is subject to different class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

     Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. There are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

     Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

     The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any Trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers. The Trust's Bylaws provide for the advancement of payments to current and former trustees, officers and employees or agents of the Trust, or anyone serving at their request, in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding, expenses for which such person would be entitled to indemnification; provided that any advancement of payments would be reimbursed if it is ultimately determined that such person is not entitled to indemnification for such expenses.

     SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates and share certificates are not issued.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

     The Trust is an open-end management investment company. Each of the Funds are "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

     The tables on the following pages identify various securities and investment techniques used by AIM in managing the Funds. The tables have been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund might not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The V.I. Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. The VIF Funds' investment objectives are fundamental and their policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

     The Board reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective.

                                   V.I. FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                             FUND
                  ---------------------------------------------------------

                                         EQUITY FUNDS
                  ---------------------------------------------------------


                   V.I.  V.I.  V.I.  V.I.   V.I.    V.I.  V.I.  V.I.   V.I.
SECURITY          BASIC  BLUE   CAP   CAP   CORE    DEMO   DIV   GLB  INT'L
INVESTMENT        VALUE  CHIP  APPR   DEV  EQUITY  TRNDS   DIV   EQU    GRW
TECHNIQUE          FUND  FUND  FUND  FUND   FUND    FUND  FUND  FUND   FUND
                  -----  ----  ----  ----  ------  -----  ----  ----  -----
                               EQUITY INVESTMENTS
Common Stock        X      X     X     X      X      X      X     X     X
Preferred Stock     X      X     X     X      X      X      X     X     X
Convertible         X      X     X     X      X      X      X     X     X
   Securities
Alternative         X      X     X     X      X      X      X     X     X
   Entity
Securities
                               FOREIGN INVESTMENTS
Foreign             X      X     X     X      X      X      X     X     X
   Securities
Foreign                                                     X     X
   Government
   Obligations
Foreign             X      X     X     X      X      X      X     X     X
   Exchange
   Transactions
                        DEBT INVESTMENTS FOR EQUITY FUNDS
U.S. Government                                             X     X
   Obligations
Mortgage-Backed                                                   X
   and
   Asset-Backed
   Securities
Collateralized                                                    X
   Mortgage
   Obligations
Investment          X      X     X     X      X      X            X     X
   Grade
   Corporate
   Debt

Liquid Assets       X      X     X     X      X      X            X     X
Junk                                                              X
   Bonds
          DEBT INVESTMENTS FOR FIXED INCOME FUNDS AND MONEY MARKET FUND
U.S. Government
   Obligations
Rule 2a-7
   Requirements
Foreign Bank
   Obligations

                                              FUND
                  -----------------------------------------------------------
                                                   FIXED INCOME FUNDS AND
                         EQUITY FUNDS                MONEY MARKET FUND
                  --------------------------  -------------------------------
                         V.I.
                  V.I.    MID
                   LRG    CAP   V.I.   V.I.    V.I.  V.I.  V.I.   V.I.   V.I.
SECURITY           CAP   CORE   REAL    SML   BASIC   DIV  GOVT   HIGH  MONEY
INVESTMENT         GRW  EQUITY   EST    CAP    BAL   INCM   SEC  YIELD   MKT
TECHNIQUE         FUND   FUND   FUND  EQUITY   FUND  FUND  FUND   FUND   FUND
                  ----  ------  ----  ------  -----  ----  ----  -----  -----
                               EQUITY INVESTMENTS
Common Stock        X      X      X      X      X      X
Preferred Stock     X      X      X      X      X      X           X
Convertible         X      X      X      X      X      X           X
   Securities
Alternative         X      X      X      X      X      X           X
   Entity
Securities
                               FOREIGN INVESTMENTS
Foreign             X      X      X      X      X      X     X     X      X
   Securities
Foreign                           X      X      X      X     X     X      X
   Government
   Obligations
Foreign             X      X      X      X      X      X     X     X
   Exchange
   Transactions
                        DEBT INVESTMENTS FOR EQUITY FUNDS
U.S. Government     X             X      X
   Obligations
Mortgage-Backed                   X
   and
   Asset-Backed
   Securities
Collateralized                    X
   Mortgage
   Obligations
Investment          X      X      X      X
   Grade
   Corporate
   Debt

Liquid Assets       X      X      X      X
Junk                              X
   Bonds
          DEBT INVESTMENTS FOR FIXED INCOME FUNDS AND MONEY MARKET FUND
U.S. Government                                 X      X     X     X      X
   Obligations
Rule 2a-7                                       X      X     X     X      X
   Requirements
Foreign Bank                                    X      X           X      X
   Obligations

                                   V.I. FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                             FUND
                  ---------------------------------------------------------

                                         EQUITY FUNDS
                  ---------------------------------------------------------


                   V.I.  V.I.  V.I.  V.I.   V.I.    V.I.  V.I.  V.I.   V.I.
SECURITY          BASIC  BLUE   CAP   CAP   CORE    DEMO   DIV   GLB  INT'L
INVESTMENT        VALUE  CHIP  APPR   DEV  EQUITY  TRNDS   DIV   EQU    GRW
TECHNIQUE          FUND  FUND  FUND  FUND   FUND    FUND  FUND  FUND   FUND
                  -----  ----  ----  ----  ------  -----  ----  ----  -----
Mortgage-Backed
   and
   Asset-Backed
   Securities
Collateralized
   Mortgage
   Obligations
Bank Instruments
Commercial
   Instruments
Participation
   Interests
Municipal Lease
   Obligations
Investment
   Grade
   Corporate
   Debt
   Obligations
Junk Bonds
                                OTHER INVESTMENTS
REITs               X      X     X     X      X      X      X     X     X
Other               X      X     X     X      X      X      X     X     X
   Investment
   Companies
Defaulted
   Securities
Municipal
   Forward
   Contracts
Variable or
   Floating Rate
   Instruments
Indexed
   Securities
Zero-Coupon and
   Pay-in-Kind
   Securities
Synthetic
   Municipal
   Instruments

                                              FUND
                  -----------------------------------------------------------
                                                   FIXED INCOME FUNDS AND
                         EQUITY FUNDS                MONEY MARKET FUND
                  --------------------------  -------------------------------
                         V.I.
                  V.I.    MID
                   LRG    CAP   V.I.   V.I.    V.I.  V.I.  V.I.   V.I.   V.I.
SECURITY           CAP   CORE   REAL    SML   BASIC   DIV  GOVT   HIGH  MONEY
INVESTMENT         GRW  EQUITY   EST    CAP    BAL   INCM   SEC  YIELD   MKT
TECHNIQUE         FUND   FUND   FUND  EQUITY   FUND  FUND  FUND   FUND   FUND
                  ----  ------  ----  ------  -----  ----  ----  -----  -----
Mortgage-Backed                                 X      X     X     X
   and
   Asset-Backed
   Securities
Collateralized                                  X      X
   Mortgage
   Obligations
Bank Instruments                                X      X                  X
Commercial                                      X      X           X      X
   Instruments
Participation                                                             X
   Interests
Municipal Lease                                 X      X           X      X
   Obligations
Investment                                      X      X           X      X
   Grade
   Corporate
   Debt
   Obligations
Junk Bonds                                             X           X
                                OTHER INVESTMENTS
REITs               X      X      X      X      X      X     X     X      X
Other               X      X      X      X      X      X     X     X      X
   Investment
   Companies
Defaulted                                              X           X
   Securities
Municipal
   Forward
   Contracts
Variable or                                     X      X     X     X      X
   Floating Rate
   Instruments
Indexed
   Securities
Zero-Coupon and                                 X      X     X     X
   Pay-in-Kind
   Securities
Synthetic
   Municipal
   Instruments

                                   V.I. FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                             FUND
                  ---------------------------------------------------------

                                         EQUITY FUNDS
                  ---------------------------------------------------------


                   V.I.  V.I.  V.I.  V.I.   V.I.    V.I.  V.I.  V.I.   V.I.
SECURITY          BASIC  BLUE   CAP   CAP   CORE    DEMO   DIV   GLB  INT'L
INVESTMENT        VALUE  CHIP  APPR   DEV  EQUITY  TRNDS   DIV   EQU    GRW
TECHNIQUE          FUND  FUND  FUND  FUND   FUND    FUND  FUND  FUND   FUND
                  -----  ----  ----  ----  ------  -----  ----  ----  -----
                              INVESTMENT TECHNIQUES
Delayed             X      X     X     X      X      X      X     X     X
   Delivery
   Transactions
When-Issued         X      X     X     X      X      X      X     X     X
   Securities
Short Sales         X      X     X     X      X      X      X     X     X
Margin
   Transactions
Interest Rate,      X      X     X     X      X      X      X     X     X
   Index and
   Currency
Exchange Rate
   Swaps
Credit Default
   Swaps
Interfund Loans     X      X     X     X      X      X      X     X     X
Borrowing           X      X     X     X      X      X      X     X     X
Lending             X      X     X     X      X      X      X     X     X
   Portfolio
   Securities
Repurchase          X      X     X     X      X      X      X     X     X
   Agreements
Reverse             X      X     X     X      X      X      X     X     X
   Repurchase
   Agreements
Dollar Rolls                                                      X
Illiquid            X      X     X     X      X      X      X     X     X
   Securities
Rule 144A           X      X     X     X      X      X      X     X     X
   Securities
Unseasoned          X      X     X     X      X      X      X     X     X
   Securities
Portfolio
   Transactions
Standby
   Commitments

                                              FUND
                  -----------------------------------------------------------
                                                   FIXED INCOME FUNDS AND
                         EQUITY FUNDS                MONEY MARKET FUND
                  --------------------------  -------------------------------
                         V.I.
                  V.I.    MID
                   LRG    CAP   V.I.   V.I.    V.I.  V.I.  V.I.   V.I.   V.I.
SECURITY           CAP   CORE   REAL    SML   BASIC   DIV  GOVT   HIGH  MONEY
INVESTMENT         GRW  EQUITY   EST    CAP    BAL   INCM   SEC  YIELD   MKT
TECHNIQUE         FUND   FUND   FUND  EQUITY   FUND  FUND  FUND   FUND   FUND
                  ----  ------  ----  ------  -----  ----  ----  -----  -----

Delayed             X      X      X      X      X      X     X     X      X
   Delivery
   Transactions
When-Issued         X      X      X      X      X      X     X     X      X
   Securities
Short Sales         X      X      X      X      X      X     X     X
Margin
   Transactions
Interest Rate,      X      X      X      X      X      X           X
   Index and
   Currency
Exchange Rate
   Swaps
Credit Default                                  X      X           X
   Swaps
Interfund Loans     X      X      X      X      X      X     X     X      X
Borrowing           X      X      X      X      X      X     X     X      X
Lending             X      X      X      X      X      X     X     X      X
   Portfolio
   Securities
Repurchase          X      X      X      X      X      X     X     X      X
   Agreements
Reverse             X      X      X      X      X      X     X     X      X
   Repurchase
   Agreements
Dollar Rolls                                    X      X     X
Illiquid            X      X      X      X      X      X     X     X      X
   Securities
Rule 144A           X      X      X      X      X      X     X     X      X
   Securities
Unseasoned          X      X      X      X      X      X     X     X
   Securities
Portfolio
   Transactions
Standby
   Commitments

                                   V.I. FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                             FUND
                  ---------------------------------------------------------

                                         EQUITY FUNDS
                  ---------------------------------------------------------


                   V.I.  V.I.  V.I.  V.I.   V.I.    V.I.  V.I.  V.I.   V.I.
SECURITY          BASIC  BLUE   CAP   CAP   CORE    DEMO   DIV   GLB  INT'L
INVESTMENT        VALUE  CHIP  APPR   DEV  EQUITY  TRNDS   DIV   EQU    GRW
TECHNIQUE          FUND  FUND  FUND  FUND   FUND    FUND  FUND  FUND   FUND
----------        -----  ----  ----  ----  ------  -----  ----  ----  -----
                                   DERIVATIVES
Equity-Linked        X     X     X     X      X      X      X     X     X
   Derivatives
Bundled
   Securities
Put Options          X     X     X     X      X      X      X     X     X
Call Options         X     X     X     X      X      X      X     X     X
Straddles            X     X     X     X      X      X      X     X     X
Warrants             X     X     X     X      X      X      X     X     X
Futures              X     X     X     X      X      X      X     X     X
   Contracts and
   Options on
   Futures
   Contracts
Forward              X     X     X     X      X      X      X     X     X
   Currency
   Contracts
Cover                X     X     X     X      X      X      X     X     X
                 ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
Taxable
   Municipal
   Securities
Investments in       X     X     X     X      X      X      X     X     X
   Entities with
   Relationships
   with Funds/
   Advisors
Master Limited                                              X
   Partnerships

                                              FUND
                  -----------------------------------------------------------
                                                   FIXED INCOME FUNDS AND
                         EQUITY FUNDS                MONEY MARKET FUND
                  --------------------------  -------------------------------
                         V.I.
                  V.I.    MID
                   LRG    CAP   V.I.   V.I.    V.I.  V.I.  V.I.   V.I.   V.I.
SECURITY           CAP   CORE   REAL    SML   BASIC   DIV  GOVT   HIGH  MONEY
INVESTMENT         GRW  EQUITY   EST    CAP    BAL   INCM   SEC  YIELD   MKT
TECHNIQUE         FUND   FUND   FUND  EQUITY   FUND  FUND  FUND   FUND   FUND
----------        ----  ------  ----  ------  -----  ----  ----  -----  -----
                                   DERIVATIVES
Equity-Linked       X      X      X      X      X
   Derivatives
Bundled                                         X      X           X
   Securities
Put Options         X      X      X      X      X      X     X     X
Call Options        X      X      X      X      X      X     X     X
Straddles           X      X      X      X      X      X     X     X
Warrants            X      X      X      X      X      X           X
Futures             X      X      X      X      X      X     X     X
   Contracts and
   Options on
   Futures
   Contracts
Forward             X      X      X      X      X      X           X
   Currency
   Contracts
Cover               X      X      X      X      X      X     X     X
                 ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
Taxable                                         X      X           X      X
   Municipal
   Securities
Investments in      X       X     X      X      X      X     X     X      X
   Entities with
   Relationships
   with Funds/
   Advisors
Master Limited
   Partnerships

                                    VIF FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                FUND
                    ------------------------------------------------------------------------------------------
                                                           EQUITY FUNDS
                    ------------------------------------------------------------------------------------------
                                            V.I.                                V.I.
                                  V.I.     GLOBAL        V.I.                  SMALL
SECURITY              V.I.     FINANCIAL   HEALTH   INTERNATIONAL     V.I.    COMPANY      V.I.         V.I.
INVESTMENT          DYNAMICS    SERVICES    CARE     CORE EQUITY    LEISURE    GROWTH   TECHNOLOGY   UTILITIES
TECHNIQUE             FUND        FUND      FUND         FUND         FUND      FUND       FUND         FUND
----------          --------   ---------   ------   -------------   -------   -------   ----------   ---------
                               EQUITY INVESTMENTS
Common Stock            X          X          X           X            X         X           X           X
Preferred Stock         X          X          X           X            X         X           X           X
Convertible             X          X          X           X            X         X           X           X
   Securities
Alternative             X          X          X           X            X         X           X           X
   Entity
   Securities
                               FOREIGN INVESTMENTS
Foreign                 X          X          X           X            X         X           X           X
   Securities
Foreign                 X          X          X           X            X         X           X           X
   Government
   Obligations
Foreign Exchange        X          X          X           X            X         X           X           X
   Transactions
                        DEBT INVESTMENTS FOR EQUITY FUNDS
U.S. Government         X          X          X           X            X         X           X           X
   Obligations
Mortgage-Backed         X          X          X           X            X         X           X           X
   and
   Asset-Backed
   Securities
Collateralized
   Mortgage
   Obligations

                                    VIF FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                FUND
                    ------------------------------------------------------------------------------------------
                                                           EQUITY FUNDS
                    ------------------------------------------------------------------------------------------
                                            V.I.                                V.I.
                                  V.I.     GLOBAL        V.I.                  SMALL
SECURITY              V.I.     FINANCIAL   HEALTH   INTERNATIONAL     V.I.    COMPANY      V.I.         V.I.
INVESTMENT          DYNAMICS    SERVICES    CARE     CORE EQUITY    LEISURE    GROWTH   TECHNOLOGY   UTILITIES
TECHNIQUE             FUND        FUND      FUND         FUND         FUND      FUND       FUND         FUND
----------          --------   ---------   ------   -------------   -------   -------   ----------   ---------
Investment Grade
   Corporate Debt       X          X          X           X            X         X           X           X
Liquid Assets           X          X          X           X            X         X           X           X
Junk Bonds                                                                       X
                                OTHER INVESTMENTS
REITs                   X          X          X           X            X         X           X           X
Other Investment        X          X          X           X            X         X           X           X
   Companies
Defaulted
   Securities
Municipal
   Forward
   Contracts
Variable or
   Floating Rate
   Instruments
Indexed
   Securities
Zero-Coupon and         X          X          X           X            X         X           X           X
   Pay-in-Kind
   Securities
Synthetic
   Municipal
   Instruments

                                    VIF FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                FUND
                    ------------------------------------------------------------------------------------------
                                                           EQUITY FUNDS
                    ------------------------------------------------------------------------------------------
                                            V.I.                                V.I.
                                  V.I.     GLOBAL        V.I.                  SMALL
SECURITY              V.I.     FINANCIAL   HEALTH   INTERNATIONAL     V.I.    COMPANY      V.I.         V.I.
INVESTMENT          DYNAMICS    SERVICES    CARE     CORE EQUITY    LEISURE    GROWTH   TECHNOLOGY   UTILITIES
TECHNIQUE             FUND        FUND      FUND         FUND         FUND      FUND       FUND         FUND
----------          --------   ---------   ------   -------------   -------   -------   ----------   ---------
                              INVESTMENT TECHNIQUES
Delayed Delivery        X          X          X           X            X         X           X           X
   Transactions
When-Issued             X          X          X           X            X         X           X           X
   Securities
Short Sales             X          X          X           X            X         X           X           X
Martin
   Transactions
Interest Rate,          X          X          X           X            X         X           X           X
   Index and
   Currency
   Exchange
   Rate Swaps
Credit Default
   Swaps
Interfund Loans         X          X          X           X            X         X           X           X
Borrowing               X          X          X           X            X         X           X           X
Lending Portfolio       X          X          X           X            X         X           X           X
   Securities
Repurchase              X          X          X           X            X         X           X           X
   Agreements
Reverse                 X          X          X           X            X         X           X           X
   Repurchase
   Agreements
Dollar Rolls
Illiquid                X          X          X           X            X         X           X           X
   Securities

                                    VIF FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES

                                                                FUND
                    ------------------------------------------------------------------------------------------
                                                           EQUITY FUNDS
                    ------------------------------------------------------------------------------------------
                                            V.I.                                V.I.
                                  V.I.     GLOBAL        V.I.                  SMALL
SECURITY              V.I.     FINANCIAL   HEALTH   INTERNATIONAL     V.I.    COMPANY      V.I.         V.I.
INVESTMENT          DYNAMICS    SERVICES    CARE     CORE EQUITY    LEISURE    GROWTH   TECHNOLOGY   UTILITIES
TECHNIQUE             FUND        FUND      FUND         FUND         FUND      FUND       FUND         FUND
----------          --------   ---------   ------   -------------   -------   -------   ----------   ---------
Rule 144A
   Securities           X          X          X           X            X         X           X           X
Unseasoned              X          X          X           X            X         X           X           X
   Securities
                                   DERIVATIVES
Equity-Linked           X          X          X           X            X         X           X           X
   Derivatives
Call Options            X          X          X           X            X         X           X           X
Straddles               X          X          X           X            X         X           X           X
Warrants                X          X          X           X            X         X           X           X
Futures                 X          X          X           X            X         X           X           X
Contracts and
   Options on
   Futures
   Contracts
Forward Currency        X          X          X           X            X         X           X           X
   Contracts
Cover                   X          X          X           X            X         X           X           X

Equity Investments

     COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

     PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

     The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund. AIM V.I. Blue Chip Fund does not intend to invest more than 10% of its total assets in convertible securities. AIM V.I. International Growth Fund may invest up to 20% of its total assets in securities exchangeable for or convertible into marketable equity securities of foreign issues.

     ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

     FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities outside the United States. The term "foreign securities" includes securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

     Each Fund may invest in foreign securities as described in the Prospectus. Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

     Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

     Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

     Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

     Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

     On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective July 1, 2002.

     Risks of Developing Countries. Each Fund (excluding AIM V.I. Money Market
Fund) may invest up to 5%, except that AIM V.I. Demographic Trends Fund and AIM V.I. Technology Fund may invest up to 10%, and AIM V.I. International Core Equity Fund, AIM V.I. International Growth Fund, AIM V.I. Global Equity Fund and AIM V.I. Global Health Care Fund may invest up to 20% of their respective total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Funds consider various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

     FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds," though, there are other types of foreign government obligations meeting this definition that are not Brady Bonds.

     FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

     Each Fund (except AIM V.I. Money Market Fund) has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

     The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments for Equity Funds

     U.S. GOVERNMENT OBLIGATIONS. See "Debt Investments for Fixed Income Funds and Money Market Fund - U.S. Government Obligations."

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. See "Debt Investments for Fixed Income Funds and Money Market Fund - Mortgage Backed and Asset-Backed Securities."

     COLLATERALIZED MORTGAGE OBLIGATIONS. See "Debt Investments for Fixed Income Funds and Money Market Fund - Collateralized Mortgage Obligations."

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

     LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, banker's acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).

     JUNK BONDS. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

     Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

     The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

     To the extent that a Fund has the ability to invest in junk bonds, a Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and each Fund's ability to dispose of particular issues and may also make it more difficult for each Fund to obtain accurate market quotations of valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

     Descriptions of debt securities ratings are found in Appendix A.

Debt Investments for Fixed Income Funds and Money Market Fund

     U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the former Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case if the issuer were to default, the Funds holding securities of such issuer might not be able to recover their investments from the U.S. Government.

     RULE 2A-7 REQUIREMENTS. Money market instruments in which the Fund will invest will be "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. An Eligible Security is generally a rated security with a remaining maturity of 397 calendar days or less that has been rated by the Requisite NRSROs (as defined below) in one of the two highest short-term rating categories, or a security issued by an issuer that has received a rating by the Requisite

NRSROs in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). Eligible Securities may also include unrated securities determined by AIM (under the supervision of and pursuant to guidelines established by the Board) to be of comparable quality to such rated securities. If an unrated security is subject to a guarantee, to be an Eligible Security, the guarantee generally must have received a rating from an NRSRO in one of the two highest short-term rating categories or be issued by a guarantor that has received a rating from an NRSRO in one of the two highest short-term rating categories with respect to a class of debt obligations (or any debt obligation within that class). The term "Requisite NRSRO" means (a) any two nationally recognized statistical rating organizations (NRSROs) that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or issuer at the time a Fund acquires the security, that NRSRO.

     AIM V.I. Money Market Fund will attempt to maintain a constant net asset value per share of $1.00 and, to this end, values its assets by the amortized cost method and rounds the per share net asset value of its shares in compliance with applicable rules and regulations. Accordingly, the Fund invests only in securities having remaining maturities of 397 days or less and maintains a dollar weighted average portfolio maturity of 90 days or less. The maturity of a security held by the Fund is determined in compliance with applicable rules and regulations. Certain securities bearing interest at rates that are adjusted prior to the stated maturity of the instrument or that are subject to redemption or repurchase agreements are deemed to have maturities shorter than their stated maturities.

     FOREIGN BANK OBLIGATIONS. To the extent that a Fund has the ability to invest in foreign Bank Obligations, the Fund may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks. AIM V.I. Money Market Fund will limit its aggregate investments in foreign bank obligations, including Eurodollar obligations and Yankee dollar obligations, to 50% of its total assets at the time of purchase, provided that there is no limitation upon the Fund's investments in (a) Eurodollar obligations, if the domestic parent of the foreign branch issuing the obligation is unconditionally liable in the event that the foreign branch for any reason fails to pay on the Eurodollar obligation; and (b) Yankee dollar obligations, if the U.S. branch of the foreign bank is subject to the same regulation as U.S. banks. Eurodollar, Yankee dollar and other foreign bank obligations include time deposits, which are non-negotiable deposits maintained in a bank for a specified period of time at a stated interest rate. For a discussion of the risks pertaining to investments in foreign securities, see "Risk Factors" in this Statement of Additional Information.

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest. That guarantee is backed by the full faith and credit of the U.S. Treasury. GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") and are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury. FNMA is a government-sponsored entity wholly owned by public stockholders. Mortgage-related securities issued by FHLMC include FHLMC Mortgage

Participation Certificates (also known as "Freddie Macs") guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury. FHLMC is a government-sponsored entity wholly owned by public stockholders.

     Other asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Regular payments received in respect of such securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     If a Fund purchases a mortgage-backed or other asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund, AIM V.I. Global Equity Fund and AIM V.I. Real Estate Fund may invest in CMOs. The Funds can also invest in mortgage-backed bonds and asset-backed securities. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Funds, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

     FHLMC CMOs. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Risks of Mortgage-Related Securities. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     BANK INSTRUMENTS. Each Fund may invest in certificates of deposits, time deposits, and bankers' acceptances from U.S. or foreign banks. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

     COMMERCIAL INSTRUMENTS. Each Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars. Commercial paper consists of short-term promissory notes issued by corporations.

Commercial paper may be traded in the secondary market after its issuance. Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Fund. The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate. Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice. Variable rate master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet the applicable quality criteria. The interest rate on a variable rate master demand note is periodically redetermined according to a prescribed formula. All variable rate master demand notes acquired by AIM V.I. Money Market Fund will be payable within a prescribed notice period not to exceed seven days.

     PARTICIPATION INTERESTS. AIM V.I. Money Market Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

     MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Interest payments on qualifying municipal leases for exempt from federal income taxes. Consistent with its investment objective, a Fund may purchase these obligations directly, or they may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. All direct investments by the Fund in municipal lease obligations shall be deemed illiquid and shall be valued according to the Fund's Procedures for Valuing Securities current at the time of such valuation.

     INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. See "Debt Investments for Equity Funds - Investment Grade Corporate Debt."

     JUNK BONDS. See "Debt Investments for Equity Funds - Junk Bonds."

Other Investments

     REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

     To the extent consistent with its investment objective, each Fund (except AIM V.I. Real Estate Fund) may invest up to 15% of its total assets in equity and/or debt securities issued by REITs. AIM V.I. Real Estate Fund may invest all of its total assets in equity and/or debt securities issued by REITs.

     To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

     In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

     OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

     The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

     DEFAULTED SECURITIES. AIM V.I. High Yield Fund and AIM V.I. Diversified Income Fund may invest in defaulted securities. In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase a Fund's operating expenses and adversely affect its net asset value. Any investments by a Fund in defaulted securities will also be considered illiquid securities subject to the limitations described herein, unless AIM determines that such defaulted securities are liquid under guidelines adopted by the Board.

     VARIABLE OR FLOATING RATE INSTRUMENTS. The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.

     To the extent a Fund has the ability to invest in Variable or Floating Rate Instruments, the Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed rate tax-exempt securities.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. To the extent consistent with its investment objective, each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

     DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery transactions will not be used as a speculative or leverage technique.

     Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

     AIM V.I. Government Securities Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

     WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

     Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

     Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued commitment. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

     SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

     A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

     MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

     INTEREST RATE, INDEX AND CURRENCY EXCHANGE RATE SWAPS. To the extent that a Fund has the ability to enter into Swap Agreements, a Fund has the ability to enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets, to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owned to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

     CREDIT DEFAULT SWAPS. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Dividend Fund and AIM V.I. High Yield Fund may enter into Credit Default Swaps ("CDS"). A CDS is an agreement between two parties pursuant to which one party agrees to make one or more payments to the other, while the other party would assume the risk of a referenced debt obligation in the event of default. CDS may be direct ("unfunded swaps") or indirect in the form of a structured note ("funded swaps"). Unfunded and funded credit default swaps may be on a single security or packaged as a basket of CDS. The Fund may buy a CDS ("buy credit protection") in which it pays a fixed payment over the life of the swap in exchange for a counterparty taking on the risk of default of a referenced debt obligation ("Reference Entity"). Alternatively, the Fund may sell a CDS ("sell protection") in which it will receive a fixed payment in exchange for taking on the credit risk of the Reference Entity. An investment in a CDS may cause the portfolio performance to be more or less volatile.

     CDS agreements are typically individually negotiated and structured. CDS agreements may be entered into for investment or hedging purposes. The Fund may enter into CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities.

     As a buyer of a CDS, the Fund would pay a fixed spread over the life of the agreement to the seller of the CDS. If an event of default occurs, the fixed payment stream would cease, the Fund would deliver defaulted bonds to the seller and the seller would pay the full notional value, or the "par value," of the reference obligation to the Fund. The Fund may already own the reference bonds or may purchase a deliverable bond in the market. Alternatively, the two counterparties may agree to cash settlement. If no event of default occurs, the Fund pays the fixed stream of cash flows to the seller, and no other exchange occurs.

     As a seller of CDS, the Fund would receive a fixed payment stream. If an event of default occurs, the fixed payment stream stops, the Fund would pay the buyer par, and, in return, the Fund would receive deliverable bonds. Alternatively, if cash settlement is elected, the Fund would pay the buyer par less the market value of the referenced bonds. If no event of default occurs, the Fund receives the cash flow payment over the life of the agreement. Risks of CDS include the risk that a counterparty may default on amounts owed to the Fund, basis risk (risk that the price of a derivative used to hedge or reflect an underlying bond behaves differently than the price of that bond), liquidity risk and market risk.

     Credit Derivatives may create covered or uncovered exposure to the Funds. The Fund generally will employ a strategy of setting aside liquid assets to cover any potential obligation. This strategy would be employed to avoid multiplying a Fund's economic exposure and would limit risks of leveraging. For example, the Fund may sell protection on a Reference Entity bearing the risk of delivering par to the counterparty. The Fund would set aside liquid assets, marked to the market daily, to cover this potential obligation.

     CDS agreements are generally governed by a single master agreement for each counterparty, and the agreements allow for netting of counterparties' obligations on specific transactions. The Fund's obligation or rights will be the net amount owed to or by the counterparty. A Fund's current obligations under a swap agreement will be accrued daily (on a net basis), and the Fund will maintain liquid assets in an amount equal to amounts owed to a swap counterparty less the value of any collateral posted. The Fund will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that counterparty would exceed 5% of the Fund's net assets determined on the date the CDS is entered into.

     CDS Options. The Fund may additionally enter into CDS option transactions which grant the holder the right, but not the obligation, to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price ("premium"). The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

     INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other funds advised by AIM (the "AIM Funds") and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

     BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

     LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

     A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly, or in the event of a default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

     Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

     If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

     The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

     DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are repurchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.

     Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions on mortgage securities to enhance the Fund's return either on an income or total return basis or to manage prepayment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

     ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A under the 1933 Act, and thus may or may not constitute illiquid securities.

     Each Fund, except AIM V.I. Money Market Fund, may invest up to 15% of its net assets in securities that are illiquid. AIM V.I. Money Market Fund may invest up to 10% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

     RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     UNSEASONED ISSUERS. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

     To the extent a Fund has the ability to invest in Derivatives, the Fund may invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Fund's investments. The Fund may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. AIM V.I. Diversified Income Fund and AIM V.I. High Yield Fund may also invest in fixed-rate certificates ("TRAINS") that represent fractional undivided interests in the assets of a Targeted Return Index Securities Trust. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular securities index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies, and therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

     BUNDLED SECURITIES. In lieu of investing directly in securities appropriate for AIM V.I. Diversified Income Fund and AIM V.I. High Yield Fund, the Funds may from time to time invest in trust certificates (such as TRAINS) or similar instruments representing a fractional undivided interest in an underlying pool of such appropriate securities. The Funds will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates. To that extent, such certificates are generally subject to the same risks as the underlying securities. The Funds will examine the characteristics of the underlying securities for compliance with most investment criteria but will determine liquidity with reference to the certificates themselves. To the extent that such certificates involve interest rate swaps or other derivative devices, a Fund may invest in such certificates if the Fund is permitted to engage in interest rate swaps or other such derivative devices.

     PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, futures contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, futures contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, futures contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

     A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at the time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

     Pursuant to federal securities rules and regulations, a Fund's use of options may require that Fund to set aside assets to reduce the risks associated with using those options. This process is described in more detail below in the section "Cover."

     Writing Options. Each Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, futures contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such security or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, futures contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the underling security, futures contract, or foreign currency decline.

     A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, futures contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

     If a call option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset to the extent of the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lowest price it is willing to receive for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

     Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, futures contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, futures contract or currency with either a different exercise price or expiration date, or both.

     Purchasing Options. Each Fund may purchase a call option for the purpose of acquiring the underlying security, futures contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, futures contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security, futures contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, futures contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

     A Fund may only purchase a put option on an underlying security, futures contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, futures contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, futures contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, futures contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, futures contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, futures contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

     Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

     Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

     The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

     Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

     STRADDLES. Each Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

     A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

     The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

     Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

     "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

     Subsequent payments, called "variation margin," from and to the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

     If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

     Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

     Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

     FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

     Each Fund may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

     Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

     COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

     Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

     Assets used as cover cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

     (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

     (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward contract at any particular time.

     (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

     TAXABLE MUNICIPAL SECURITIES. Taxable municipal securities are debt securities issued by or on behalf of states and their political subdivisions, the District of Columbia, and possessions of the United States, the interest on which is not exempt from federal income tax.

     INVESTMENTS IN ENTITIES WITH RELATIONSHIPS WITH THE FUNDS/ADVISORS. The Funds may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the AIM Funds; (ii) entities that rate or rank the AIM Funds; (iii) exchanges on which the AIM Funds buy or sell securities; and (iv) entities that provide services to the AIM Funds (e.g., custodian banks). The Funds will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

     MASTER LIMITED PARTNERSHIPS ("MLPS"). AIM V.I. Diversified Dividend Fund may invest in MLPs. MLPs are securities through which the operating results of businesses are passed on to unitholders of MLPs. Operating earnings flow directly to the unitholders in the form of cash distributions. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments.


DIVERSIFICATION REQUIREMENTS - AIM V.I. MONEY MARKET FUND

     As a money market fund, AIM V.I. Money Market Fund is subject to the diversification requirements of Rule 2a-7 under the 1940 Act. This Rule sets forth two different diversification requirements: one applicable to the issuer of securities (provided that such securities are not subject to a demand feature or a guarantee), and one applicable to securities with demand features or guarantees.

     The issuer diversification requirement provides that the Fund may not invest in the securities of any issuer if, as a result, more than 5% of its total assets would be invested in securities issued by such issuer. If the securities are subject to a demand feature or guarantee, however, they are not subject to this requirement. Moreover, for purposes of this requirement, the issuer of a security is not always the nominal issuer. Instead, in certain circumstances, the underlying obligor of a security is deemed to be the issuer of the security. Such circumstances arise for example when another political subdivision agrees to be ultimately responsible for payments of principal of an interest on a security or when the assets and revenues of a non-governmental user of the facility financed with the securities secures repayment of such securities.

     The diversification requirement applicable to securities subject to a demand feature or guarantee provides that, with respect to 75% of its total assets, the Fund may not invest more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the same entity. A demand feature permits the Fund to sell a security at approximately its amortized cost value plus accrued interest at specified intervals upon no more than 30 days' notice. A guarantee includes a letter of credit, bond insurance and an unconditional demand feature (provided the demand feature is not provided by the issuer of the security).

FUND POLICIES FOR THE V.I. FUNDS

     FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following fundamental investment restrictions, except AIM V.I. Real Estate Fund is not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Consistent with applicable law and unless otherwise provided, all percentage limitations apply at the time of purchase.

     (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions;

     (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933;

     (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) for AIM V.I. Money Market Fund, bank instruments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security;

     AIM V.I. Real Estate Fund will concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments in the securities of domestic and foreign real estate and real estate-related companies.

     (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or in investing in securities that are secured by real estate or interests therein;

     (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities;

     (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests; and

     (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as that Fund.

     The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds have this flexibility, the Board has adopted non-fundamental restrictions for the Funds relating to certain of these restrictions which AIM and the sub-advisors of AIM V.I. International Core Equity Fund and AIM V.I. Real Estate Fund must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board.

     NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to all of the Funds, except AIM V.I. Real Estate Fund is not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.

     (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets (and for AIM V.I. Money Market Fund, with respect to 100% of its total assets), purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC.

     (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker/dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowing from banks exceeds 5% of the Fund's total assets or when any borrowings from an AIM Fund are outstanding.

     (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

     (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

     (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

     For purposes of AIM V.I. Real Estate Fund's fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs and other real estate operating companies that own property, or that make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

Temporary Defensive Positions (for V.I. Funds)

     In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Fund may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

FUND POLICIES FOR THE VIF FUNDS

     INVESTMENT RESTRICTIONS. The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the 1940 Act, a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so log as percentage restrictions are observed by such Fund at the time it purchases any security.

     (1) The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that (i) AIM V.I. Financial Services Fund may invest more than 25% of the value of its total assets in one or more industries relating to financial services; (ii) AIM V.I. Global Health Care Fund may invest more than 25% of the value of its total assets in one or more industries relating to health care; (iii) AIM V.I. Leisure Fund may invest more than 25% of the value of its total assets in one or more industries relating to leisure; (iv) AIM V.I. Technology Fund may invest more than 25% of the value of its total assets in the one or more industries relating to technology; and (v) AIM V.I. Utilities Fund may invest more than 25% of the value of its total assets in one or more industries relating to the utilities industry;

     (2) The Fund may not with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

     (3) The Fund may not underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     (4) The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33a% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     (5) The Fund may not issue securities, except as permitted under the 1940 Act;

     (6) The Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     (7) The Fund may not purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; or

     (8) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (9) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by the Advisor or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

     In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, cap, floors, collars, and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by the Advisor or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% if its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

     In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity, With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

Temporary Defensive Positions (for VIF Funds)

     When securities markets or economic conditions are unfavorable to unsettled, the Advisor and/or Sub-Advisor, where applicable, might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund's assets in these securities, although we are unlikely to do so.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the AIM V.I. Basic Balanced Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. AIM V.I. Basic Balanced Fund underwent a portfolio management change in December of 2003. As part of this change the fund's equity portfolio went from being managed in a growth-at-a-reasonable-price style to being managed in an intrinsic value style. Specifically, the new portfolio management team looked for companies whose estimated intrinsic value represents at least 50% upside from current market prices. When the new management team initiated their investment style in December of 2003, they exited those securities that did not meet this criteria and replaced them with those securities that did, creating above-average turnover for the year 2003. The reduced turnover in 2004 is indicative of normal levels.

     The portfolio turnover rate for the AIM V.I. Government Securities Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. Substantially higher bond market volatility necessitated trading more actively during 2003 than in 2004. The Fund experienced an increase in turnover for the fiscal year ended December 31, 2005. Positive net flows explain part of the increase in trading. With the market trapped in a range, portfolio management also made a concerted effort to take advantage of that situation by trading Treasuries more actively.

     The portfolio turnover rate for the AIM V.I. Large Cap Growth Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. The turnover was in response to the transition from the lower-quality rally of 2003 to the more fundamental-driven market of 2004. Our rigorous sell discipline gave us information that led us out of several key names in favor of other stocks with more attractive risk/reward profiles.

     The portfolio turnover rate for the AIM V.I. Real Estate Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in April, 2004.

     The portfolio turnover rate for the AIM V.I. Small Cap Equity Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in September of 2004. The Fund experienced a reduction in turnover for the fiscal year ended December 31, 2005. The reduction in turnover is consistent with the lower turnover strategy used by the Fund's management team.

     The portfolio turnover rate for the AIM V.I. Dynamics Fund decreased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. A new management team led by Paul Rasplicka took over July 16, 2004. Turnover increased in 2004 over 2003 as this new management team transitioned the portfolio to holdings consistent with their investment philosophy and discipline.

     The portfolio turnover rage for AIM V.I. Global Health Care Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in October or 2004. The Fund experienced a reduction in turnover for the fiscal year ended December 31, 2005. The portfolio managers were satisfied with the positioning of the portfolio and therefore, made fewer changes.

     The turnover rate for AIM V.I. Small Company Growth Fund increased significantly from the fiscal year ended December 31, 2003 to the fiscal year ended December 31, 2004. This variation can be attributed to the realignment of the Fund's portfolio to fit the investment process of the current management team that assumed management of the Fund in October of 2004.

     The portfolio turnover rate for AIM V.I. High Yield Fund decreased significantly from the fiscal year ended December 31, 2004 to the fiscal year ended December 31, 2005. There was lower volatility in the high yield market; therefore the portfolio was traded less than the previous year.

POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND HOLDINGS

     The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Holdings Disclosure Policy"). Non-public holdings information may not be disclosed except in compliance with the Holdings Disclosure Policy.

     General Disclosures

     The Holdings Disclosure Policy permits AIM to publicly release certain portfolio holdings information of the Funds from time to time. The Funds sell their shares to life insurance companies and their separate accounts to fund interests in variable annuity and variable life insurance policies issued by such companies, but not directly to the public. Accordingly, the Policy authorizes AIM to disclose, pursuant to the following table, the Funds' portfolio holdings information on a non-selective basis to all insurance companies whose variable annuity and variable life insurance separate accounts invest in the Funds and with which the Funds have entered into participation agreements ("Insurance Companies") and AIM has entered into a nondisclosure agreement:

DISCLOSURE                                          DATE AVAILABLE/LAG
----------                               ---------------------------------------
Month-end top ten holdings               Available 10 days after month-end
                                         (Holdings as of June 30 available July
                                         10)

Calendar quarter end complete holdings   Available 25 days after calendar
                                         quarter-end (Holdings as of June 30
                                         available July 25)

Fiscal quarter-end complete holdings     Available 55 days after fiscal
                                         quarter-end (Holdings as of June 30
                                         available August 24)

     Selective Disclosures

     SELECTIVE DISCLOSURE - TO INSURANCE COMPANIES. The Policy permits AIM to disclose Fund Portfolio Holdings Information to Insurance Companies, upon request/on a selective basis, up to five days prior to the scheduled release dates of such information to allow the Insurance Companies to post the information on their websites at approximately the same time that AIM posts the same information. The Policy incorporates the Board's determination that selectively disclosing portfolio holdings information to facilitate an Insurance Company's dissemination of the information on its website is a legitimate business purpose of the Funds. Insurance Companies that wish to receive such portfolio holdings information in advance must sign a non-disclosure agreement requiring them to maintain the confidentiality of the information until the later of five business days or the scheduled release dates and to refrain from using that information to execute transactions in securities. AIM does not post the portfolio holdings of the Funds to its website. Not all insurance companies that receive Fund portfolio holdings information provide such information on their websites. To obtain information about Fund portfolio holdings, please contact the life insurance company that issued your variable annuity or variable life insurance policy.

     SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS PURSUANT TO NON-DISCLOSURE AGREEMENT. Employees of AIM and its affiliates may disclose non-public full portfolio holdings on a selective basis only if the Internal Compliance Controls Committee (the "ICCC") of A I M Management Group Inc. ("AIM Management") approves the parties to whom disclosure of non-public full portfolio holdings will be made. The ICCC must determine that the proposed selective disclosure will be made for legitimate business purposes of the applicable Fund and address any perceived conflicts of interest between shareholders of such Fund and AIM or its affiliates as part of granting its approval.

     The Board exercises continuing oversight of the disclosure of Fund portfolio holdings by (1) overseeing the implementation and enforcement of the Holdings Disclosure Policy and the AIM Funds Code of Ethics by the Chief Compliance Officer (or her designee) of AIM and the AIM Funds and (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended) that may arise in connection with the Holdings Disclosure Policy. Pursuant to the Holdings Disclosure Policy, the Board reviews the types of situations in which AIM provides selective disclosure and approves situations involving perceived conflicts of interest between shareholders of the applicable Fund and AIM or its affiliates brought to the Board's attention by AIM.

     AIM discloses non-public full portfolio holdings information to the following persons in connection with the day-to-day operations and management of the AIM Funds:

     -    Attorneys and accountants;

     -    Securities lending agents;

     -    Lenders to the AIM Funds;

     -    Rating and rankings agencies;

     -    Persons assisting in the voting of proxies;

     -    AIM Funds' custodians;

     - The AIM Funds' transfer agent(s) (in the event of a redemption in kind);

     - Pricing services, market makers, or other persons who provide systems or software support in connection with AIM Funds' operations (to determine the price of securities held by an AIM Fund);

     -    Financial printers;

     - Brokers identified by the AIM Funds' portfolio management team who provide execution and research services to the team; and

     - Analysts hired to perform research and analysis to the AIM Funds' portfolio management team.

     In many cases, AIM will disclose current portfolio holdings on a daily basis to these persons. In these situations, AIM has entered into non-disclosure agreements which provide that the recipient of the portfolio holdings will maintain the confidentiality of such portfolio holdings and will not trade on such information ("Non-Disclosure Agreements"). Please refer to Appendix B for a list of examples of persons to whom AIM provides non-public portfolio holdings on an ongoing basis.

     AIM will also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules or regulations, or by regulatory authorities having jurisdiction over AIM and its affiliates or the Funds.

     The Holdings Disclosure Policy provides that AIM will not request, receive or accept any compensation (including compensation in the form of the maintenance of assets in any Fund or other mutual fund or account managed by AIM or one of its affiliates) for the selective disclosure of portfolio holdings information.

     DISCLOSURE OF CERTAIN PORTFOLIO HOLDINGS AND RELATED INFORMATION WITHOUT NON-DISCLOSURE AGREEMENT. AIM and its affiliates that provide services to the Funds, and the Funds' subadvisors, if applicable, and each of their employees may receive or have access to portfolio holdings as part of the day-to-day operations of the Funds.

     From time to time, employees of AIM and its affiliates may express their views orally or in writing on one or more of the Funds' portfolio securities or may state that a Fund has recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings. Such views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds. The nature and content of the views and statements provided to each of these persons may differ.

     From time to time, employees of AIM and its affiliates also may provide oral or written information ("portfolio commentary") about a Fund, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, investment styles and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. AIM may also provide oral or written information ("statistical information") about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about a Fund may be based on the Fund's portfolio as of the most recent quarter-end or the end of some other interim period, such as month-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

     DISCLOSURE OF PORTFOLIO HOLDINGS BY TRADERS. Additionally, employees of AIM and its affiliates may disclose one or more of the portfolio securities of a Fund when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds' portfolio securities. AIM does not enter into formal Non-Disclosure Agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who AIM believed was misusing the disclosed information.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

     The business and affairs of the Trust are managed by or under the direction of the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to general oversight by the Board.

     Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

     The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix C.

     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Market Timing Litigation Committee.

     The members of the Audit Committee are James T. Bunch, Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis, Raymond Stickel, Jr. (Chair) and Ruth H. Quigley (Vice Chair). The Audit Committee's primary purposes are to: (i) assist the Board in oversight of the independent registered public accountant's qualifications, independence and performance; (ii) appoint independent registered public accountants for the Funds; (iii) to the extent required by
Section 10A(h) and (i) of the Exchange Act, to pre-approve all permissible non-audit services that are provided to Funds by their independent registered public accountants; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent registered public accountants to the Funds' investment adviser and certain other affiliated entities; (v) to oversee the financial reporting process for the Funds; (vi) the extent required by Regulation 14A under the Exchange Act, to prepare an audit committee report for inclusion in any proxy statement issued by a Fund; (vii) assist the Board's oversight of the performance of the Funds' internal audit function to the extent an internal audit function exists; (viii) assist the Board's oversight of the integrity of the Funds' financial statements; and (ix) assist the Board's oversight of the Funds' compliance with legal and regulatory requirements. During the fiscal year ended December 31, 2005, the Audit Committee held seven meetings.

     The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel. The Compliance Committee is responsible for: (i) recommending to the Board and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG"); (iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report;
(iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended December 31, 2005, the Compliance Committee held seven meetings.

     The members of the Governance Committee are Messrs. Bob R. Baker, Bayley, Crockett, Dowden (Chair) and Jack M. Fields (Vice Chair). The Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees,
(b) appointment by the Board as trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel and other advisers, if any, to the Audit Committee of the Board; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Audit Committee of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board.

     The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended December 31, 2005, the Governance Committee held seven meetings.

     Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

     The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Carl Frischling, Robert H. Graham, Pennock, Soll, Stickel, Mark H. Williamson and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee's primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review and approve all proposed advisory, sub-advisory and distribution arrangements for the Funds, as well to review and approve the continuance of all such existing arrangements. During the fiscal year ended December 31, 2005, the Investments Committee held seven meetings.

     The Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds;

(iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committee from time to time.

     The members of the Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll, Williamson and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisors regarding industry developments in connection with valuation and pricing, and making recommendations to the Board with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Board in connection with such reports; (iv) receiving the reports of AIM' internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Board annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Board in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund Administration has exclusive accounting responsibility, and the reasons for such differences; and
(vii) in each of the foregoing areas, making regular reports to the Board. During the fiscal year ended December 31, 2005, the Valuation Committee held three meetings.

     The members of the Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair). The Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultation") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committee deems to be full restitution. During the fiscal year ended December 31, 2005, the Special Market Timing Litigation Committee held three meetings.

TRUSTEE OWNERSHIP OF FUND SHARES

     The dollar range of equity securities beneficially owned by each trustee
(i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustees in the AIM Funds Complex is set forth in Appendix C.

Approval of Investment Advisory Agreement

     The Board oversees the management of each Fund and, as required by law, determines whether to approve each Fund's advisory agreement with AIM. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on February 1, 2006, the Board, including all of the independent trustees, approved the initial advisory agreement (the "Advisory Agreement") between each Fund and AIM for an initial period ending June 30, 2007.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on February 1, 2006 and as part of the Board's ongoing oversight of each Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     The discussion below serves as a summary of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of each Fund's Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that each Fund's Advisory Agreement is in the best interests of that Fund and its shareholders and that the compensation to AIM under each Fund's Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

AIM V.I. DIVERSIFIED DIVIDEND FUND

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate.

- The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.

- The performance of the Fund relative to indices. Not applicable because this is a new Fund.

- Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.

- Fees relative to those clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board effective contractual advisory fee rates at a common asset level and noted that this rate (i) was lower than the median advisory fee rate for seven mutual funds advised by AIM with investment strategies comparable to those of the Fund; (ii) was lower than the median advisory fee rate for four variable insurance funds advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (iii) was higher than the sub-advisory fee rate for one unaffiliated mutual fund for which an affiliate of AIM serves as sub-advisor with investment strategies comparable to those of the Fund; and (iv) was higher than the advisory fee rate for one separately managed wrap account managed by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the fact that AIM set the proposed advisory fees for the Fund based upon the median effective management fee rate (comprised of advisory fees plus, in some cases, administrative fees) at various asset levels of competitor mutual funds with investment strategies comparable to those of the Fund. In addition, the Board noted that the proposed advisory fees for the Fund are equal to the uniform fee schedule that applies to other mutual funds advised by AIM with investment strategies comparable to those of the Fund, which uniform fee schedule includes breakpoints and is based on net asset levels. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through April 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until April 30, 2007. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it contains seven breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, because this is a new Fund and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the current relationship between AIM and the Trust, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates for the Trust, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.

- Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from approving the Advisory Agreement for the Fund.

AIM V.I. GLOBAL EQUITY FUND

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate.

- The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.

- The performance of the Fund relative to indices. Not applicable because this is a new Fund.

- Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.

- Fees relative to those clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board effective contractual advisory fee rates at a common asset level and noted that this rate was lower than the advisory fee rates for one mutual fund advised by AIM with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was below the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the fact that AIM set the proposed advisory fees for the Fund based upon the median effective management fee rate (comprised of advisory fees plus, in some cases, administrative fees) at various asset levels of competitor mutual funds with investment strategies comparable to those of the Fund. In addition, the Board noted that the proposed advisory fees for the Fund are equal to the uniform fee schedule that applies to other mutual funds advised by AIM with investment strategies comparable to those of the Fund, which uniform fee schedule includes breakpoints and is based on net asset levels. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through April 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until April 30, 2007. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it contains seven breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, because this is a new Fund and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the current relationship between AIM and the Trust, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates for the Trust, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.

- Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from approving the Advisory Agreement for the Fund.

AIM V.I. INTERNATIONAL CORE EQUITY FUND

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board reviewed the qualifications of AIM's investment personnel and considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate.

- The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.

- The performance of the Fund relative to indices. Not applicable because this is a new Fund.

- Meeting with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. Not applicable because this is a new Fund. However, the Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to other mutual funds advised by AIM and concluded that such performance was satisfactory.

- Fees relative to those clients of AIM with comparable investment strategies. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board effective contractual advisory fee rates at a common asset level and noted that this rate was higher than the advisory fee rates for one mutual fund advised by AIM with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the fact that AIM set the proposed advisory fees for the Fund based upon the median effective management fee rate (comprised of advisory fees plus, in some cases, administrative fees) at various asset levels of competitor mutual funds with investment strategies comparable to those of the Fund. In addition, the Board noted that the proposed advisory fees for the Fund are equal to the uniform fee schedule that applies to other mutual funds advised by AIM with investment strategies comparable to those of the Fund, which uniform fee schedule includes breakpoints and is based on net asset levels. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through April 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect until April 30, 2007. The Board considered the effect these fee waivers/expense limitations would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it contains seven breakpoints. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would decrease as net assets increase because the Advisory Agreement includes breakpoints. The Board noted that, because this is a new Fund and the way in which the advisory fee breakpoints have been structured, the Fund has yet to benefit from the breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would reflect economies of scale at higher asset levels and that it was not necessary to change the advisory fee breakpoints in the Fund's advisory fee schedule.

- Investments in affiliates money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research is used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to approve the Advisory Agreement for the Fund, the Board also considered the current relationship between AIM and the Trust, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates for the Trust, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services.

- Other factors and current trends. In determining whether to approve the Advisory Agreement for the Fund, the Board considered the fact that AIM, along with others in the mutual fund industry, is subject to regulatory inquiries and litigation related to a wide range of issues. The Board also considered the governance and compliance reforms being undertaken by AIM and its affiliates, including maintaining an internal controls committee and retaining an independent compliance consultant, and the fact that AIM has undertaken to cause the Fund to operate in accordance with certain governance policies and practices. The Board concluded that these actions indicated a good faith effort on the part of AIM to adhere to the highest ethical standards, and determined that the current regulatory and litigation environment to which AIM is subject should not prevent the Board from approving the Advisory Agreement for the Fund.

Approval of Sub-Advisory Agreement

     The Board oversees the management of the AIM V.I. International Core Equity Fund and, as required by law, determines whether to approve the Fund's sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board, which is comprised solely of independent trustees, at a meeting held on February 1, 2006, the Board, including all of the independent trustees, approved the sub-advisory agreement (the "Sub-Advisory Agreement") between INVESCO Global Asset Management (N.A.), Inc. (the "Sub-Advisor") and AIM with respect to the Fund for an initial period ending April 30, 2007.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on February 1, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

- The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate.

- The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate.

- The performance of the Fund relative to comparable funds. Not applicable because this is a new Fund.

- The performance of the Fund relative to indices. Not applicable because this is a new Fund.

- Meetings with the Fund's portfolio managers and investment personnel. The Board intends to meet periodically with the Fund's portfolio managers and/or other investment personnel to ensure that such individuals are competent and able to carry out their responsibilities under the Sub-Advisory Agreement.

- Overall performance of the Sub-Advisor. Not applicable because this is a new Fund. However, the Board considered the overall performance of the Sub-Advisor in providing investment advisory services to another mutual fund advised by AIM and concluded that such performance was satisfactory.

- Advisory fees, expense limitations and fee waivers, and breakpoints and economies of scale. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement. The Board compared effective contractual fee rates at a common asset level and noted that this rate was higher than the advisory fee rate for one institutional/separately managed account advised by the Sub-Advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to limit the Fund's total annual operating expenses, as discussed below. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- The Sub-Advisor's financial soundness in light of the Fund's needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

COMPENSATION

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.

     Information regarding compensation paid or accrued for each trustee of the Trust who is not affiliated with AIM during the year ended December 31, 2005 is found in Appendix D.

     Retirement Plan For Trustees

     The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM.

     The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirement after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid to or accrued by any Covered Fund with respect to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits is upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.

     Deferred Compensation Agreements

     Messrs. Crockett, Dunn, Fields, Frischling and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and , with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

CODES OF ETHICS

     AIM, the Trust, A I M Distributors, Inc. ("AIM Distributors"), INVESCO Global Asset Management (N.A.), Inc. and INVESCO Institutional (N.A.), Inc. have each adopted a Code of Ethics governing, as applicable, personal trading activities of all trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading, including personal trading in most of the funds within The AIM Family of Funds registered trademark ("affiliated funds"). Personal trading, including personal trading involving securities that may be purchased or held by a Fund and in affiliated funds, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or her designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

     The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund (except AIM V.I. Real Estate Fund and AIM V.I. International Core Equity Fund) to the Fund's investment advisor. The Board has delegated responsibility for decisions regarding proxy voting for securities held by AIM V.I. Real Estate Fund and AIM V.I. International Core Equity Fund to the Funds' respective investment sub-advisors. The investment advisor or sub-advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board, and which are found in Appendix E.

     Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund's proxy voting record.

     Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended June 30, 2005 is available, without charge, at our Website, http://www.aiminvestments.com. This information is also available at the SEC Website, http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Information about the ownership of each class of each Fund's shares by certain beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix F. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

     AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP. AMVESCAP and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

     As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds.

     AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

     The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

     Pursuant to the Advisory Agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the annual rates indicated in the second column below, based on the average daily net assets of each Fund during the year.

     Effective January 1, 2005, the advisor has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by each Fund do not exceed the maximum advisory fee rate set forth in the third column below. The maximum advisory fee rates are effective through the Committed Until Date set forth in the fourth column.

                                                                                                                        MAXIMUM
                                                                                                                       ADVISORY
                                                                                                                       FEE RATES
                                              ANNUAL RATE/NET ASSETS                 MAXIMUM ADVISORY FEE RATE         COMMITTED
             FUND NAME                        PER ADVISORY AGREEMENT                   AFTER JANUARY 1, 2005          UNTIL DATE
             ---------                        ----------------------                 -------------------------        ----------
AIM V.I. Basic Balanced Fund                 0.75% of the first $150 million        0.62% of the first $150 million   12/31/2009
                                       0.50% of the excess over $150 million        0.50% of the next $4.85 billion
                                                                                      0.475% of the next $5 billion
                                                                               0.45% of the excess over $10 billion

AIM V.I. Basic Value Fund                   0.725% of the first $500 million       0.695% of the first $250 million   12/31/2009
                                              0.70% of the next $500 million         0.67% of the next $250 million
                                             0.675% of the next $500 million        0.645% of the next $500 million
                                       0.65% of the excess over $1.5 billion         0.62% of the next $1.5 billion
                                                                                    0.595% of the next $2.5 billion
                                                                                     0.57% of the next $2.5 billion
                                                                                    0.545% of the next $2.5 billion
                                                                               0.52% of the excess over $10 billion

                                                                                                                        MAXIMUM
                                                                                                                       ADVISORY
                                                                                                                       FEE RATES
                                              ANNUAL RATE/NET ASSETS                 MAXIMUM ADVISORY FEE RATE         COMMITTED
             FUND NAME                        PER ADVISORY AGREEMENT                   AFTER JANUARY 1, 2005          UNTIL DATE
             ---------                        ----------------------                 -------------------------        ----------
AIM V.I. Blue Chip Fund                      0.75% of the first $350 million       0.695% of the first $250 million   12/31/2009
                                      0.625% of the excess over $350 million         0.67% of the next $250 million
                                                                                    0.645% of the next $500 million
                                                                                     0.62% of the next $1.5 billion
                                                                                    0.595% of the next $2.5 billion
                                                                                     0.57% of the next $2.5 billion
                                                                                    0.545% of the next $2.5 billion
                                                                               0.52% of the excess over $10 billion

AIM V.I. Capital Appreciation Fund           0.65% of the first $250 million       0.695% of the first $250 million   06/30/2006
                                       0.60% of the excess over $250 million         0.67% of the next $250 million
                                                                                    0.645% of the next $500 million
                                                                                     0.62% of the next $1.5 billion
                                                                                    0.595% of the next $2.5 billion
                                                                                     0.57% of the next $2.5 billion
                                                                                    0.545% of the next $2.5 billion
                                                                               0.52% of the excess over $10 billion

AIM V.I. Capital Development Fund            0.75% of the first $350 million       0.745% of the first $250 million   06/30/2006
                                      0.625% of the excess over $350 million         0.73% of the next $250 million
                                                                                    0.715% of the next $500 million
                                                                                     0.70% of the next $1.5 billion
                                                                                    0.685% of the next $2.5 billion
                                                                                     0.67% of the next $2.5 billion
                                                                                    0.655% of the next $2.5 billion
                                                                               0.64% of the excess over $10 billion

AIM V.I. Core Equity Fund                    0.65% of the first $250 million       0.695% of the first $250 million   06/30/2006
                                       0.60% of the excess over $250 million        0.67% of the next $250 million
                                                                                    0.645% of the next $500 million
                                                                                     0.62% of the next $1.5 billion
                                                                                    0.595% of the next $2.5 billion
                                                                                     0.57% of the next $2.5 billion
                                                                                    0.545% of the next $2.5 billion
                                                                               0.52% of the excess over $10 billion

AIM V.I. Demographic Trends Fund               0.77% of the first $2 billion       0.695% of the first $250 million   12/31/2009
                                         0.72% of the excess over $2 billion         0.67% of the next $250 million
                                                                                    0.645% of the next $500 million
                                                                                     0.62% of the next $1.5 billion
                                                                                    0.595% of the next $2.5 billion
                                                                                     0.57% of the next $2.5 billion
                                                                                    0.545% of the next $2.5 billion
                                                                               0.52% of the excess over $10 billion

AIM V.I. Dynamics Fund                     0.75% of average daily net assets       0.745% of the first $250 million   06/30/2006
                                                                                     0.73% of the next $250 million
                                                                                    0.715% of the next $500 million
                                                                                     0.70% of the next $1.5 billion
                                                                                    0.685% of the next $2.5 billion
                                                                                     0.67% of the next $2.5 billion
                                                                                    0.655% of the next $2.5 billion
                                                                               0.64% of the excess over $10 billion

                                                                                                                        MAXIMUM
                                                                                                                       ADVISORY
                                                                                                                       FEE RATES
                                              ANNUAL RATE/NET ASSETS                 MAXIMUM ADVISORY FEE RATE         COMMITTED
             FUND NAME                        PER ADVISORY AGREEMENT                   AFTER JANUARY 1, 2005          UNTIL DATE
             ---------                        ----------------------                 -------------------------        ----------
AIM V.I. Diversified Dividend Fund          0.695% of the first $250 million                                    N/A       N/A
                                              0.67% of the next $250 million
                                             0.645% of the next $500 million
                                              0.62% of the next $1.5 billion
                                             0.595% of the next $2.5 billion
                                              0.57% of the next $2.5 billion
                                             0.545% of the next $2.5 billion
                                        0.52% of the excess over $10 billion

AIM V.I. Diversified Income Fund             0.60% of the first $250 million                                    N/A       N/A
                                       0.55% of the excess over $250 million

AIM V.I. Financial Services Fund           0.75% of average daily net assets        0.75% of the first $250 million   06/30/2006
                                                                                     0.74% of the next $250 million
                                                                                     0.73% of the next $500 million
                                                                                     0.72% of the next $1.5 billion
                                                                                     0.71% of the next $2.5 billion
                                                                                     0.70% of the next $2.5 billion
                                                                                     0.69% of the next $2.5 billion
                                                                                0.68% of the excess over$10 billion

AIM V.I. Global Equity Fund                  0.80% of the first $250 million                                    N/A       N/A
                                              0.78% of the next $250 million
                                              0.76% of the next $500 million
                                              0.74% of the next $1.5 billion
                                              0.72% of the next $2.5 billion
                                              0.70% of the next $2.5 billion
                                              0.68% of the next $2.5 billion
                                        0.66% of the excess over $10 billion

AIM V.I. Global Health Care Fund           0.75% of average daily net assets        0.75% of the first $250 million   06/30/2006
                                                                                     0.74% of the next $250 million
                                                                                     0.73% of the next $500 million
                                                                                     0.72% of the next $1.5 billion
                                                                                     0.71% of the next $2.5 billion
                                                                                     0.70% of the next $2.5 billion
                                                                                     0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10 billion

AIM V.I. Government Securities Fund          0.50% of the first $250 million                                    N/A       N/A
                                       0.45% of the excess over $250 million

AIM V.I. High Yield Fund                    0.625% of the first $200 million                                    N/A       N/A
                                              0.55% of the next $300 million
                                              0.50% of the next $500 million
                                         0.45% of the excess over $1 billion

AIM V.I. International Core Equity          0.935% of the first $250 million                                    N/A       N/A
Fund                                          0.91% of the next $250 million
                                              0.885% f the next $500 million
                                              0.86% of the next $1.5 billion
                                             0.835% of the next $2.5 billion
                                              0.81% of the next $2.5 billion
                                             0.785% of the next $2.5 billion
                                        0.76% of the excess over $10 billion

                                                                                                                        MAXIMUM
                                                                                                                       ADVISORY
                                                                                                                       FEE RATES
                                              ANNUAL RATE/NET ASSETS                 MAXIMUM ADVISORY FEE RATE         COMMITTED
             FUND NAME                        PER ADVISORY AGREEMENT                   AFTER JANUARY 1, 2005          UNTIL DATE
             ---------                        ----------------------                 -------------------------        ----------
AIM V.I. International Growth Fund           0.75% of the first $250 million      The current advisory fee schedule   06/30/2006
                                       0.70% of the excess over $250 million          is lower than the uniform fee
                                                                                      schedule at all asset levels.

AIM V.I. Large Cap Growth Fund                 0.75% of the first $1 billion       0.695% of the first $250 million   06/30/2006
                                                0.70% of the next $1 billion         0.67% of the next $250 million
                                        0.625% of the excess over $2 billion        0.645% of the next $500 million
                                                                                     0.62% of the next $1.5 billion
                                                                                    0.595% of the next $2.5 billion
                                                                                     0.57% of the next $2.5 billion
                                                                                    0.545% of the next $2.5 billion
                                                                               0.52% of the excess over $10 billion

AIM V.I. Leisure Fund                      0.75% of average daily net assets        0.75% of the first $250 million   06/30/2006
                                                                                     0.74% of the next $250 million
                                                                                     0.73% of the next $500 million
                                                                                     0.72% of the next $1.5 billion
                                                                                     0.71% of the next $2.5 billion
                                                                                     0.70% of the next $2.5 billion
                                                                                     0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10 billion

AIM V.I. Mid Cap Core Equity Fund           0.725% of the first $500 million      The current advisory fee schedule   06/30/2006
                                              0.70% of the next $500 million          is lower than the uniform fee
                                             0.675% of the next $500 million          schedule at all asset levels.
                                       0.65% of the excess over $1.5 billion

AIM V.I. Money Market Fund                   0.40% of the first $250 million                                    N/A       N/A
                                       0.35% of the excess over $250 million

AIM V.I. Real Estate Fund                  0.90% of average daily net assets        0.75% of the first $250 million   06/30/2006
                                                                                     0.74% of the next $250 million
                                                                                     0.73% of the next $500 million
                                                                                     0.72% of the next $1.5 billion
                                                                                     0.71% of the next $2.5 billion
                                                                                     0.70% of the next $2.5 billion
                                                                                     0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10 billion

AIM V.I. Small Cap Equity Fund             0.85% of average daily net assets       0.745% of the first $250 million   06/30/2006
                                                                                     0.73% of the next $250 million
                                                                                    0.715% of the next $500 million
                                                                                     0.70% of the next $1.5 billion
                                                                                    0.685% of the next $2.5 billion
                                                                                     0.67% of the next $2.5 billion
                                                                                    0.655% of the next $2.5 billion
                                                                               0.64% of the excess over $10 billion

AIM V.I. Small Company Growth Fund         0.75% of average daily net assets       0.745% of the first $250 million   06/30/2006
                                                                                     0.73% of the next $250 million
                                                                                    0.715% of the next $500 million
                                                                                     0.70% of the next $1.5 billion
                                                                                    0.685% of the next $2.5 billion
                                                                                     0.67% of the next $2.5 billion
                                                                                    0.655% of the next $2.5 billion
                                                                               0.64% of the excess over $10 billion

                                                                                                                        MAXIMUM
                                                                                                                       ADVISORY
                                                                                                                       FEE RATES
                                              ANNUAL RATE/NET ASSETS                 MAXIMUM ADVISORY FEE RATE         COMMITTED
             FUND NAME                        PER ADVISORY AGREEMENT                   AFTER JANUARY 1, 2005          UNTIL DATE
             ---------                        ----------------------                 -------------------------        ----------
AIM V.I. Technology Fund                   0.75% of average daily net assets        0.75% of the first $250 million   06/30/2006
                                                                                     0.74% of the next $250 million
                                                                                     0.73% of the next $500 million
                                                                                     0.72% of the next $1.5 billion
                                                                                     0.71% of the next $2.5 billion
                                                                                     0.70% of the next $2.5 billion
                                                                                     0.69% of the next $2.5 billion
                                                                               0.68% of the excess over $10 billion

AIM V.I. Utilities Fund                    0.60% of average daily net assets   The current advisory fee schedule is   06/30/2006
                                                                               lower than the uniform fee schedule
                                                                               at all asset levels.


     AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

     AIM has voluntarily agreed to waive a portion of advisory fees payable to each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See "Description of the Funds and Their Investments and Risks - Investment Strategies and Risks - Other Investments - Other Investment Companies."

     AIM has contractually agreed to waive advisory fees and/or reimburse expenses through April 30, 2007, to the extent necessary to limit Total Annual Fund Operating Expenses (excluding: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganizations as approved by each Fund's Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement) for the following Funds' shares as follows:

                                                    EXPENSE
                      FUND                        LIMITATION
                      ----                        ----------
AIM V.I. Basic Balanced Fund -         Series I      0.91%
                                      Series II      1.16%
AIM V.I. Basic Value Fund -            Series I      1.30%
                                      Series II      1.45%
AIM V.I. Blue Chip Fund -              Series I      1.01%
                                      Series II      1.26%
AIM V.I. Capital Appreciation Fund -   Series I      1.30%
                                      Series II      1.45%
AIM V.I. Capital Development Fund -    Series I      1.30%
                                      Series II      1.45%
AIM V.I. Core Equity Fund -            Series I      1.30%
                                      Series II      1.45%
AIM V.I. Demographic Trends Fund -     Series I      1.01%
                                      Series II      1.26%
AIM V.I. Diversified Income Fund -     Series I      0.75%
                                      Series II      1.00%
AIM V.I. Dynamics Fund -               Series I      1.30%
                                      Series II      1.45%

                                                    EXPENSE
                      FUND                        LIMITATION
                      ----                        ----------
AIM V.I. Financial Services Fund -     Series I      1.30%
                                      Series II      1.45%
AIM V.I. Global Health Care Fund -     Series I      1.30%
                                      Series II      1.45%
AIM V.I. Government Securities Fund -  Series I      0.73%
                                      Series II      0.98%
AIM V.I. High Yield Fund -             Series I      0.95%
                                      Series II      1.20%
AIM V.I. International Growth Fund -   Series I      1.30%
                                      Series II      1.45%
AIM V.I. Large Cap Growth Fund -       Series I      1.01%
                                      Series II      1.26%
AIM V.I. Leisure Fund -                Series I      1.01%
                                      Series II      1.26%
AIM V.I. Mid Cap Core Equity Fund -    Series I      1.30%
                                      Series II      1.45%
AIM V.I. Money Market Fund -           Series I      1.30%
                                      Series II      1.45%
AIM V.I. Real Estate Fund -            Series I      1.30%
                                      Series II      1.45%
AIM V.I. Small Cap Equity Fund -       Series I      1.15%
                                      Series II      1.40%
AIM V.I. Small Company Growth Fund -   Series I      1.20%
                                      Series II      1.45%
AIM V.I. Technology Fund -             Series I      1.30%
                                      Series II      1.45%
AIM V.I. Utilities Fund -              Series I      0.93%
                                      Series II      1.18%

     Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


INVESTMENT SUB-ADVISORS

     AIM has entered into a Sub-Advisory contract with INVESCO Global Asset Management (N.A.), Inc. ("IGAM") (a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. International Core Equity Fund, and has entered into a Sub-Advisory contract with INVESCO Institutional (N.A.), Inc. ("INVESCO Institutional") (a "Sub-Advisor") to provide investment sub-advisory services to AIM V.I. Real Estate Fund.

     Both IGAM and INVESCO Institutional are registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). INVESCO Institutional is responsible for AIM V.I. Real Estate Fund's day to day management, including the Fund's investment decisions and the execution of securities transactions, with respect to the Fund. IGAM provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies. IGAM and INVESCO Institutional are affiliates of AIM.

     For the services to be rendered by IGAM under its Master Sub-Advisory Contract, the Advisor will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of the Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the subadvisory fee is equal to 40% of the Advisor's compensation on the sub-advised assets per year.

     For the services to be rendered by INVESCO Institutional under its Sub-Advisory Contract with respect to AIM V.I. Real Estate Fund, AIM will pay a sub-advisory fee computed daily and paid monthly, at the rate of 40% of AIM's compensation on the sub-advised assets per year, on or before the last day of the next succeeding calendar month.


     Prior to April 30, 2004, INVESCO served as investment advisor to the VIF Funds. During the periods indicated in Appendix G, the VIF Funds paid AIM (INVESCO prior to April 30, 2004) advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Funds' fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and AIM (INVESCO prior to April 30, 2004).

     The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended December 31 are found in Appendix G.

     Prior to April 30, 2004, INVESCO served as investment advisor to the predecessor to the AIM V.I. Real Estate Fund. During periods outlined in Appendix G, AIM V.I. Real Estate Fund paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown in Appendix G, so that the AIM V.I. Real Estate Fund's fees were not in excess of the expense limitations shown, which have been voluntarily agreed to by the Trust and INVESCO.

PORTFOLIO MANAGERS

     Appendix H contains the following information regarding the portfolio managers identified in each Fund's prospectus:

          -    The dollar range of the manager's investments in each Fund.

          -    A description of the manager's compensation structure.

          - Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

SECURITIES LENDING ARRANGEMENTS

     If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The Advisory Agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

     ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the Advisory Agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services. In addition, AIM contracts with Participating Insurance Companies to provide certain services related to operations of the Trust. These services may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing Contract owners; the maintenance of master accounts; the facilitation of purchases and redemptions requested by Contract owners; and the servicing of Contract owner accounts.

     Each Participating Insurance Company negotiates the fees to be paid for the provision of these services. The cost of providing the services and the overall package of services provided may vary from one Participating Insurance Company to another. AIM does not make an independent assessment of the cost of providing such services.

     Effective May 1, 1998, the Funds agreed to reimburse AIM for its costs in paying the Participating Insurance Companies that provide these services, currently subject to an annual limit of 0.25% of the average net assets invested in each Fund by each Participating Insurance Company. Any amounts paid by AIM to a Participating Insurance Company in excess of 0.25% of the average net assets invested in each Fund are paid by AIM out of its own financial resources.

     AIM is entitled to reimbursement by a VIF Fund for any fees waived pursuant to expense limitation commitments between AIM and the VIF Funds if such reimbursement does not cause the Fund to exceed the current expense limitations and the reimbursement is made within three years after AIM incurred the expense.

     INVESCO served as the VIF Funds' administrative services agent until April 30, 2004. Administrative services fees paid to AIM by each Fund for the last three fiscal years ended December 31 are found in Appendix I.

OTHER SERVICE PROVIDERS

     TRANSFER AGENT. AIM Investment Services, Inc. ("AIS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a wholly owned subsidiary of AIM, is the Trust's transfer agent.

     The Transfer Agency and Service Agreement (the "TA Agreement") between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. The TA Agreement provides that AIS will receive a per trade fee plus out-of-pocket expenses to process orders for purchases, and redemptions of shares; prepare and transmit payments for dividends and distributions declared by the Funds; and maintain shareholder accounts.

     CUSTODIANS. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds (except AIM V.I. Money Market Fund). The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217-1431, is custodian of all securities and cash of AIM V.I. Money Market Fund.

     The Custodians are authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country. The Custodian is responsible for monitoring eligible foreign securities depositories.

     Under their contract with the Trust, the Custodians maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Funds' independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Audit Committee of the Board has appointed PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston, Texas 77002, as the independent registered public accounting firm to audit the financial statements of the Funds. Such appointment was ratified and approved by the Board.

     COUNSEL TO THE TRUST. Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599, has advised the Trust on certain federal securities law matters. Jorden Burt LLP, Washington, D.C., Special Insurance Counsel, has advised the Trust on certain variable annuity and variable life insurance matters.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Each Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, each Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

     AIM or the Sub-Advisor(s) makes decisions to buy and sell securities for each Fund, selects broker-dealers (each, a "Broker"), effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain best execution, which AIM defines as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Broker Selection" below.

     Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks. Purchases of underwritten issues include a commission or concession paid by the issuer (not the Funds) to the underwriter. Purchases of money market instruments may be made directly from issuers without the payment of commissions.

     Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

     Brokerage commissions paid by each of the Funds during the last three fiscal years ended December 31 are found in Appendix J.

COMMISSIONS

     During the last three fiscal years ended December 31, none of the Funds paid brokerage commissions to Brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

     The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to certain other AIM Funds or other accounts (and may invest in the Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKER SELECTION

     AIM's primary consideration in selecting Brokers to execute portfolio transactions for a Fund is to obtain best execution. In selecting a Broker to execute a portfolio transaction in equity securities for a Fund, AIM considers the full range and quality of a Broker's services, including the value of research and/or brokerage services provided, execution capability, commission rate, willingness to commit capital, anonymity and responsiveness. AIM's primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for a Fund is the Broker's ability to deliver or sell the relevant fixed income securities; however, AIM will also consider the various factors listed above. In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund. AIM will not select Brokers based upon their promotion or sale of Fund shares.

     In choosing Brokers to execute portfolio transactions for the Funds, AIM may select Brokers that provide brokerage and/or research services ("Soft Dollar Products") to the Funds and/or the other accounts over which AIM and its affiliates have investment discretion. Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the Broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, a Fund may pay a Broker higher commissions than those available from another Broker in recognition of such Broker's provision of Soft Dollar Products to AIM.

     AIM faces a potential conflict of interest when it uses client trades to obtain Soft Dollar Products. This conflict exists because AIM is able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces AIM's expenses to the extent that AIM would have purchased such products had they not been provided by Brokers. Section 28(e) permits AIM to use Soft Dollar Products for the benefit of any account it manages. Certain AIM-managed accounts may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other AIM-managed accounts, effectively cross subsidizing the other AIM-managed accounts that benefit directly from the product. AIM may not use all of the Soft Dollar Products provided by Brokers through which a Fund effects securities transactions in connection with managing such Fund.

     AIM and certain of its affiliates presently engage in the following instances of cross-subsidization:

     1. Fixed income funds normally do not generate soft dollar commissions to pay for Soft Dollar Products. Therefore, soft dollar commissions used to pay for Soft Dollar Products which are used to manage the fixed income AIM Funds are generated entirely by equity AIM Funds and other equity client accounts managed by AIM or A I M Capital, Inc. ("AIM Capital"), a subsidiary of AIM. In other words, the fixed income AIM Funds are cross-subsidized by the equity AIM Funds, in that the fixed income AIM Funds receive the benefit of Soft Dollar Products services for which they do not pay.

     2. The investment models used to manage many of the AIM Funds are also used to manage other accounts of AIM and/or AIM Capital. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the AIM Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by both of these advisory affiliates.

          This type of cross-subsidization occurs in both directions. For example, soft dollar commissions generated by transactions of the AIM Funds and/or other accounts managed by AIM are used for Soft Dollar Products which may benefit those AIM Funds and/or accounts as well as accounts managed by AIM Capital. Additionally, soft dollar commissions generated by transactions of accounts managed by AIM Capital are used for Soft Dollar Products which may benefit those accounts as well as accounts managed by AIM. In certain circumstances, AIM Capital accounts may indicate that their transactions should not be used to generate soft dollar commissions but may still receive the benefits of Soft Dollar Products received by AIM or AIM Capital.

     3. Some of the common investment models used to manage various Funds and other accounts of AIM and/or AIM Capital are also used to manage accounts of AIM Private Asset Management, Inc. ("APAM"), another AIM subsidiary. The Soft Dollar Products obtained through the use of soft dollar commissions generated by the transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used to maintain the investment models relied upon by AIM, AIM Capital and APAM. This cross-subsidization occurs in only one direction. Most of APAM's accounts do not generate soft dollar commissions which can be used to purchase Soft Dollar Products. The soft dollar commissions generated by transactions of the Funds and/or other accounts managed by AIM and/or AIM Capital are used for Soft Dollar Products which may benefit the accounts managed by AIM, AIM Capital and APAM; however, APAM does not provide any soft dollar research benefit to the Funds and/or other accounts managed by AIM or AIM Capital.

     AIM and AIM Capital attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if AIM and AIM Capital conclude that the Broker supplying the product is capable of providing best execution.

     Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars. AIM uses soft dollars to purchase two types of Soft Dollar Products:

     -    proprietary research created by the Broker executing the trade, and

     - other products created by third parties that are supplied to AIM through the Broker executing the trade.

     Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in house research staffs of broker-dealer firms. This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance. AIM periodically rates the quality of proprietary research produced by various Brokers. Based on the evaluation of the quality of information that AIM receives from each Broker, AIM develops an estimate of each Broker's share of AIM clients' commission dollars. AIM attempts to direct trades to the firms to meet these estimates.

     AIM also uses soft dollars to acquire products from third parties that are supplied to AIM through Brokers executing the trades or other Brokers who "step in" to a transaction and receive a portion of the brokerage commission for the trade. AIM may from time to time instruct the executing Broker to allocate or "step out" a portion of a transaction to another Broker. The Broker to which AIM has "stepped out" would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been "stepped out." Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

     Soft Dollar Products received from Brokers supplement AIM's own research (and the research of certain of its affiliates), and may include the following types of products and services:

     - Database Services - comprehensive databases containing current and/or historical information on companies and industries and indices. Examples include historical securities prices, earnings estimates and financial data. These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

     - Quotation/Trading/News Systems - products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

     - Economic Data/Forecasting Tools - various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.

     - Quantitative/Technical Analysis - software tools that assist in quantitative and technical analysis of investment data.

     - Fundamental/Industry Analysis - industry specific fundamental investment research.

     - Fixed Income Security Analysis - data and analytical tools that pertain specifically to fixed income securities. These tools assist in creating financial models, such as cash flow projections and interest rate sensitivity analyses, which are relevant to fixed income securities.

     - Other Specialized Tools - other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

     If AIM determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), AIM will allocate the costs of such service or product accordingly in its reasonable discretion. AIM will allocate brokerage commissions to Brokers only for the portion of the service or product that AIM determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

     Outside research assistance is useful to AIM since the Brokers used by AIM tend to provide more in-depth analysis of a broader universe of securities and other matters than AIM's staff follows. In addition, such services provide AIM with a diverse perspective on financial markets. Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any Broker in the execution of transactions in portfolio securities. In some cases, Soft Dollar Products are available only from the Broker providing them. In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments. AIM believes that because Broker research supplements rather than replaces AIM's research, the receipt of such research tends to improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. To the extent the Funds' portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Funds might exceed those that might otherwise have been paid.

     AIM may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the Broker; and (2) the research services provided by the Broker. Portfolio transactions may be effected through Brokers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients, provided that AIM believes such Brokers provide best execution and such transactions are executed in compliance with AIM's policy against using directed brokerage to compensate Brokers for promoting or selling AIM Fund shares. AIM will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

DIRECTED BROKERAGE (RESEARCH SERVICES)

     Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended December 31, 2005 are found in Appendix K.

REGULAR BROKERS

     Information concerning the Funds' acquisition of securities of their regular Brokers during the last fiscal year ended December 31, 2005 is found in Appendix K.

ALLOCATION OF PORTFOLIO TRANSACTIONS

     AIM and its affiliates manage numerous AIM Funds and other accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more other accounts. However, the position of each account in the same security and the length of time that each account may hold its investment in the same security may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more other accounts, and is considered at or about the same time, AIM will allocate transactions in such securities among the Fund(s) and these accounts on a pro rata basis based on order size or in such other manner believed by AIM to be fair and equitable. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

ALLOCATION OF EQUITY INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

     Certain of the AIM Funds or other accounts managed by AIM may become interested in participating in equity IPOs. Purchases of equity IPOs by one AIM Fund or other account may also be considered for purchase by one or more other AIM Funds or accounts. AIM shall combine indications of interest for equity IPOs for all AIM Funds and accounts participating in purchase transactions for that IPO. When the full amount of all IPO orders for such AIM Funds and accounts cannot be filled completely, AIM shall allocate such transactions in accordance with the following procedures:

     AIM will determine the eligibility of each AIM Fund and account that seeks to participate in a particular equity IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the AIM Fund's or account's investment objective, policies, strategies and current holdings. AIM will allocate equity securities issued in IPOs to eligible AIM Funds and accounts on a pro rata basis based on order size.

     INVESCO allocates equity IPOs on a pro rata basis based on account size or in such other manner believed by INVESCO to be fair and equitable.

                        PURCHASE AND REDEMPTION OF SHARES

     The Trust offers the shares of the Funds, on a continuous basis, to both registered and unregistered separate accounts of affiliated and unaffiliated Participating Insurance Companies to fund variable annuity contracts (the "Contracts") and variable life insurance policies ("Policies"). Each separate account contains divisions, each of which corresponds to a Fund in the Trust. Net purchase payments under the Contracts are placed in one or more of the divisions of the relevant separate account and the assets of each division are invested in the shares of the Fund which corresponds to that division. Each separate account purchases and redeems shares of these Funds for its divisions at net asset value without sales or redemption charges. Currently several insurance company separate accounts invest in the Funds.

     The Trust, in the future, may offer the shares of its Funds to certain pension and retirement plans ("Plans") qualified under the Internal Revenue Code. The relationships of Plans and Plan participants to the Fund would be subject, in part, to the provisions of the individual plans and applicable law. Accordingly, such relationships could be different from those described in this Prospectus for separate accounts and owners of Contracts and Policies, in such areas, for example, as tax matters and voting privileges.

     The Board monitors for possible conflicts among separate accounts (and will do so for plans) buying shares of the Funds. Conflicts could develop for a variety of reasons. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial actions were taken. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a separate account or Plan to withdraw its participation in a Fund. A Fund's net asset value could decrease if it had to sell investment securities to pay redemptions proceeds to a separate account (or plan) withdrawing because of a conflict.

CALCULATION OF NET ASSET VALUE

     For AIM V.I. Money Market Fund: The net asset value per share of the Fund is determined daily as of 12:00 noon and the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern time) on a particular day, the net asset value of the Fund is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all of its liabilities (including accrued expenses and dividends payable) attributable to that class, by the number of shares outstanding of that class and rounding the resulting per share net asset value to the nearest one cent. Determination of the net asset value per share is made in accordance with generally accepted accounting principles.

     The Fund uses the amortized cost method to determine its net asset value. Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

     The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

     The Board has established procedures designed to stabilize the Fund's net asset value per share at $1.00, to the extent reasonably possible. Such procedures include review of portfolio holdings by the trustees at such intervals as they may deem appropriate. The reviews are used to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the trustees determine that a material deviation exists, they intend to take such corrective action as they deem necessary and appropriate. Such actions may include selling portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redeeming shares in kind, or establishing a net asset value per share by using available market quotations, in which case the net asset value could possibly be more or less than $1.00 per share. AIM V.I. Money Market Fund intends to comply with any amendments made to Rule 2a-7 which may require corresponding changes in the Fund's procedures which are designed to stabilize the Fund's price per share at $1.00.

     Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold.

     For All Other Funds: Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund's financial statement due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

     Each equity security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each equity security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing vendors or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote on the basis of prices provided by an independent pricing vendor. Evaluated quotes provided by the pricing vendor may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

     Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not available, including situations where market quotations are unreliable, are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with procedures approved by the Board. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

     Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE. If AIM believes a development/event has actually caused a closing price to no longer reflect current market value, the closing price may be adjusted to reflect the fair value of the affected security as of the close of the NYSE as determined in good faith using procedures approved by the Board.

     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Trading in certain foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE. If an issuer specific event has occurred that AIM determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Issuer specific events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. AIM also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where AIM believes, at the approved degree of certainty, that the price is not reflective of current market value, AIM will use the indication of fair value from the pricing vendor to determine the fair value of the security. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Multiple factors may be considered by the independent pricing vendor in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

     Fund securities primarily traded in foreign markets may be traded in such markets on days that are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

     Although the Funds, except AIM V.I. Money Market Fund, generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to determine, in their sole discretion, whether to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). For instance, a Fund may make a redemption in kind if a cash redemption would disrupt its operations or performance. Securities that will be delivered as payment in redemptions in kind will be valued using the same methodologies that the Fund typically utilizes in valuing such securities. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. The Trust, on behalf of the Funds, has made an election under Rule 18f-1 under the 1940 Act (a "Rule 18f-1 Election"), and therefore, the Trust, on behalf of the Fund, is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. The Rule 18f-1 Election is irrevocable while Rule 18f-1 under the 1940 Act is in effect unless the SEC by order permits withdrawal of such Rule 18f-1 Election.

PAYMENTS TO PARTICIPATING INSURANCE COMPANIES AND/OR THEIR AFFILIATES

     AIM or AIM Distributors may, from time to time, at their expense out of their own financial resources, make cash payments to Participating Insurance Companies and/or their affiliates, as an incentive to promote the Funds and/or to retain Participating Insurance Companies' assets in the Funds. Such cash payments may be calculated on the average daily net assets of the applicable Fund(s) attributable to that particular Participating Insurance Company ("Asset-Based Payments"), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM or AIM Distributors may also make other cash payments to Participating Insurance Companies and/or their affiliates in addition to or in lieu of Asset-Based Payments, in the form of: payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in AIM's or AIM Distributors' discretion. In certain cases these other payments could be significant to the Participating Insurance Companies and/or their affiliates. Generally, commitments to make such payments are terminable upon notice to the Participating Insurance Company and/or their affiliates. However, AIM and AIM Distributors have entered into unique agreements with Ameriprise Financial Services, Inc. ("Ameriprise"), in respect of its affiliated Participating Insurance Companies, where the payment obligation of AIM or AIM Distributors can only be terminated on the occurrence of certain specified events. For example, in the event that a Participating Insurance Company affiliated with Ameriprise obtains an SEC order to substitute out such Participating Insurance Company assets in the Funds or such Participating Insurance Company's assets in the Funds falls below a pre-determined level, payments by AIM or AIM Distributors to Ameriprise can then be terminated. Any payments described above will not change the price paid by Participating Insurance Companies for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. AIM or AIM Distributors determines the cash payments described above in its discretion in response to requests from Participating Insurance Companies, based on factors it deems relevant. Participating Insurance Companies may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

     A list of certain entities that received payments as described in this Statement of Additional Information during the 2005 calendar year is attached as Appendix L. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to entities not listed below. Accordingly, please contact your Participating Insurance Company to determine whether they currently may be receiving such payments and to obtain further information regarding any such payments.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

     It is the present policy of each Fund to declare and distribute dividends representing substantially all net investment income as follows:

                                             DIVIDENDS   DIVIDENDS
                                              DECLARED      PAID
                                             ---------   ---------
AIM V.I. Basic Balanced Fund..............    annually    annually
AIM V.I. Basic Value Fund.................    annually    annually
AIM V.I. Blue Chip Fund...................    annually    annually
AIM V.I. Capital Appreciation Fund........    annually    annually
AIM V.I. Capital Development Fund.........    annually    annually
AIM V.I. Core Equity Fund.................    annually    annually
AIM V.I. Demographic Trends Fund..........    annually    annually
AIM V.I. Diversified Dividend Fund........    annually    annually
AIM V.I. Diversified Income Fund..........    annually    annually
AIM V.I. Dynamics Fund....................    annually    annually
AIM V.I. Financial Services Fund..........    annually    annually
AIM V.I. Global Equity Fund...............    annually    annually
AIM V.I. Global Health Care Fund..........    annually    annually
AIM V.I. Government Securities Fund.......    annually    annually
AIM V.I. High Yield Fund..................    annually    annually

AIM V.I. International Core Equity Fund...    annually    annually
AIM V.I. International Growth Fund........    annually    annually
AIM V.I. Large Cap Growth Fund............    annually    annually
AIM V.I. Leisure Fund.....................    annually    annually
AIM V.I. Mid Cap Core Equity Fund.........    annually    annually
AIM V.I. Money Market Fund................       daily     monthly
AIM V.I. Real Estate Fund.................    annually    annually
AIM V.I. Small Cap Equity Fund............    annually    annually
AIM V.I. Small Company Growth Fund........    annually    annually
AIM V.I. Technology Fund..................    annually    annually
AIM V.I. Utilities Fund...................    annually    annually

     It is also each Fund's intention to distribute annually substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital losses, if any, carried forward from previous fiscal periods.

     All such distributions will be automatically reinvested, at the election of Participating Insurance Companies, in shares of the Fund issuing the distribution at the net asset value determined on the reinvestment date.


     AIM V.I. Money Market Fund declares net investment income dividends daily and pays net investment income dividends monthly and declares and pays annually any capital gain distributions. The Fund does not expect to realize any long-term capital gains and losses. The Fund may distribute net realized short-term gain, if any, more frequently.

     It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gain to separate accounts of participating life insurance companies. At the election of participating life insurance companies, dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date.

     Should the Trust incur or anticipate any unusual expense, loss or depreciation, which would adversely affect the net asset value per share of AIM V.I. Money Market Fund or the net income per share of a class of the Fund for a particular period, the Board would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of AIM V.I. Money Market Fund was reduced, or was anticipated to be reduced, below $1.00, the Board might suspend further dividend payments on shares of the Fund until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Fund and/or its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

     Each series of shares of each Fund is treated as a separate association taxable as a corporation. Each Fund intends to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company ("RIC") for each taxable year. As a RIC, a Fund will not be subject to federal income tax to the extent it distributes to its shareholders its investment company taxable income and net capital gains as discussed below.

     In order to qualify as a RIC, each Fund must satisfy certain requirements concerning the nature of its income, diversification of its assets and distribution of its income to shareholders. In order to ensure that individuals holding the Contracts whose assets are invested in a Fund will not be subject to federal income tax on distributions made by the Fund prior to the receipt of payments under the Contracts, each Fund intends to comply with additional requirements of Section 817(h) of the Code relating to both diversification of its assets and eligibility of an investor to be its shareholder. Certain of these requirements in the aggregate may limit the ability of a Fund to engage in transactions involving options, futures contracts, forward contracts and foreign currency and related deposits.

     The holding of the foreign currencies and investments by a Fund in certain "passive foreign investment companies" may be limited in order to avoid imposition of a tax on such Fund.

     Each Fund investing in foreign securities may be subject to foreign withholding taxes on income from its investments. In any year in which more than 50% in value of a Fund's total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign taxes paid by it as if they had been paid by its shareholders. The insurance company segregated asset accounts holding Fund shares should consider the impact of this election.

     Holders of Contracts under which assets are invested in the Funds should refer to the prospectus for the Contracts for information regarding the tax aspects of ownership of such Contracts.

     Because each Fund intends to qualify under the Code as a RIC for each taxable year, each Fund must, among other things, meet the following requirements: (A) Each Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from certain publicly traded partnerships; and (B) Each Fund must satisfy an asset diversification test (the "Asset Diversification Test").

     The Asset Diversification Test requires that at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other RICs, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively of securities of certain publicly traded partnerships.

     For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

     Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on information rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

     Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification Test where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

     The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year the sum of 98% of its ordinary income for the calendar year, plus 98% of its capital gain net income for the 12-month period ending on October 31 of the calendar year. The amount which must be distributed is increased by undistributed income and gains from prior years and decreased by certain distributions in prior years. Each Fund intends to make sufficient distributions to avoid imposition of the excise tax. Some Funds meet an exception which results in their not being subject to excise tax.

     As a RIC, each Fund will not be subject to federal income tax on its income and gains distributed to shareholders if it distributes at least (i) 90% of its investment company taxable income for the taxable year; and (ii) 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) (the "Distribution Requirement"). Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

     Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on each Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on (i) the assets of the insurance company separate accounts that may be invested in securities of a single issuer and (ii) eligible investors. Because Section 817(h) and those regulations treat the assets of each Fund as assets of the corresponding division of the insurance company separate accounts, each Fund intends to comply with these diversification requirements. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. The regulations also provide that a Fund's shareholders are limited, generally, to life insurance company separate accounts, general accounts of the same life insurance company, an investment adviser or affiliate in connection with the creation or management of a Fund or the trustee of a qualified pension plan. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the Asset Diversification is satisfied and no more than 55% of the value of the account's total assets are cash and cash items (including receivables), government securities and securities of other RICs. Failure of a Fund to satisfy the Section 817(h) requirements would result in taxation of and treatment of the Contract holders investing in a corresponding division other than as described in the applicable prospectuses of the various insurance company separate accounts.

     SWAP AGREEMENTS. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund and AIM V.I. High Yield Fund may enter into swap agreements. The rules governing the tax aspects of certain types of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. AIM V.I. Basic Balanced Fund, AIM V.I. Diversified Income Fund and AIM V.I. High Yield Fund intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in certain types of swap agreements.

                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLAN

     The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Series II shares (the "Plan"). Each Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.25% of average daily net assets of Series II shares.

     The Plan compensates AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Series II shares of the Funds. Distribution activities appropriate for financing under the Plan include, but are not limited to, the following: expenses relating to the development, preparation, printing and distribution of advertisements and sales literature and other promotional materials describing and/or relating to the Fund; expenses of training sales personnel regarding the Fund; expenses of organizing and conducting seminars and sales meetings designed to promote the distribution of the Series II shares; compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Series II shares to fund variable annuity and variable insurance contracts investing directly in the Series II shares; compensation to sales personnel in connection with the allocation of cash values and premium of variable annuity and variable insurance contracts to investments in the Series II shares; compensation to and expenses of employees of AIM Distributors, including overhead and telephone expenses, who engage in the distribution of the Series II shares; and the costs of administering the Plan.

     Amounts payable by a Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plan does not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plan. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. No provision of this Distribution Plan shall be interpreted to prohibit any payments by the Trust during periods when the Trust has suspended or otherwise limited sales. Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

     AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Series II shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.


     AIM Distributors has entered into agreements with Participating Insurance Companies and other financial intermediaries to provide the distribution services in furtherance of the Plan. Currently, AIM Distributors pays Participating Insurance Companies and others at the annual rate of 0.25% of average daily net assets of Series II shares attributable to the Contracts issued by the Participating Insurance Company as compensation for providing such distribution services. AIM Distributors does not act as principal, but rather as agent for the Funds, in making distribution service payments. These payments are an obligation of the Funds and not of AIM Distributors.

     See Appendix M for a list of the amounts paid by Series II shares to AIM Distributors pursuant to the Plan for the year, or period, ended December 31, 2005 and Appendix N for an estimate by category of the allocation of actual fees paid by Series II shares of each Fund pursuant to its respective distribution plan for the year or period ended December 31, 2005.

     As required by Rule 12b-1, the Plan approved by the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the

Trustees considered various factors and determined that there is a reasonable likelihood that the Plan would benefit each Series II class of the Funds and its respective shareholders by, among other things, providing broker-dealers with an incentive to sell additional shares of the Trust, thereby helping to satisfy the Trust's liquidity needs and helping to increase the Trust's investment flexibility.

     Unless terminated earlier in accordance with its terms, the Plan continues from year to year as long as such continuance is specifically approved, in person, at least annually by the Board, including a majority of the Rule 12b-1 Trustees. The Plan requires AIM Distributors to provide the Board at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with their decisions with respect to the Plan. A Plan may be terminated as to any Fund or Series II shares by the vote of a majority of the Rule 12b-1 Trustees or, with respect to the Series II shares, by the vote of a majority of the outstanding voting securities of the Series II shares.

     Any change in the Plan that would increase materially the distribution expenses paid by the Series II shares requires shareholder approval. No material amendment to the Plan may be made unless approved by the affirmative vote of a majority of the Rule 12b-1 Trustees cast in person at a meeting called for the purpose of voting upon such amendment.

DISTRIBUTOR

     The Trust has entered into a master distribution agreement relating to the Funds (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

     The Distribution Agreement provides AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis.

     The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreement on sixty (60) days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

                              FINANCIAL STATEMENTS

     Each Fund's Financial Statements for the period ended December 31, 2005, including the Financial Highlights and the report of the independent registered public accounting firm pertaining thereto, are incorporated by reference into this Statement of Additional Information ("SAI") from such Fund's Annual Report to shareholders.

     The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not a part of this Registration Statement.

                               PENDING LITIGATION

     Regulatory Action Alleging Market Timing

     On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds) and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code
Section 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection
Act). The WVAG complaint is seeking injunctive relief; civil monetary penalties; a writ of quo warranto against the defendants; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief.

     If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP PLC ("AMVESCAP") from serving as an investment advisor to any registered investment company, including your Fund. Your Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as your Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

     On October 19, 2005, the WVAG lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

     On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

     Private Civil Actions Alleging Market Timing

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds' advisory agreements; interest; and attorneys' and experts' fees. A list identifying such lawsuits (excluding those lawsuits that have been recently transferred as mentioned herein) that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix O-1.

     All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court") for consolidated or coordinated pre-trial proceedings (excluding the Berdat excessive fees consolidated lawsuit that has been conditionally transferred to the MDL Court). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix O-2. Plaintiffs in two of the underlying lawsuits transferred to the MDL

Court continue to seek remand of their action to state court. These lawsuits are identified in Appendix O-1.

     Private Civil Actions Alleging Improper Use of Fair Value Pricing

     Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to:
(i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys' fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix O-2.

     Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. ("IINA"), ADI and/or INVESCO Distributors, Inc. ("INVESCO Distributors")) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds' advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix O-3.

     Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

     Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. ("AIS") and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of February 16, 2006 is set forth in Appendix O-4.


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

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

     The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

     Moody's corporate ratings areas follows:

     AAA: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

     A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

     Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

     Moody's municipal ratings are as follows:

            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     AAA: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     AA: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BAA: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     BA: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CAA: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     CA: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

     In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

     In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

     The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

     MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

     Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                          S&P COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

     An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS

     Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

     Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

     The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

     Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

                         FITCH SHORT-TERM CREDIT RATINGS

     The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B

                          PERSONS TO WHOM AIM PROVIDES
                NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS
                             (AS OF APRIL 15, 2006)

SERVICE PROVIDER                                        DISCLOSURE CATEGORY
----------------                                        -------------------
ABN AMRO Financial Services, Inc.                       Broker (for certain AIM funds)
AIM Investment Services, Inc.                           Transfer Agent
Anglemyer & Co.                                         Analyst (for certain AIM funds)
Ballard Spahr Andrews & Ingersoll, LLP                  Legal Counsel
BB&T Capital Markets                                    Broker (for certain AIM funds)
Belle Haven Investments L.P.                            Broker (for certain AIM funds)
Bloomberg                                               System Provider (for certain AIM funds)
BOSC, Inc.                                              Broker (for certain AIM funds)
BOWNE & Co.                                             Financial Printer
Brown Brothers Harriman & Co.                           Securities Lender (for certain AIM funds)
Cabrera Capital Markets                                 Broker (for certain AIM funds)
Cenveo                                                  Financial Printer
Classic Printers Inc.                                   Financial Printer
Coastal Securities, LP                                  Broker (for certain AIM funds)
Color Dynamics                                          Financial Printer
Duncan-Williams, Inc.                                   Broker (for certain AIM funds)
Earth Color Houston                                     Financial Printer
EMCO Press                                              Financial Printer
Empirical Research Partners                             Analyst (for certain AIM funds)
Fidelity Investments                                    Broker (for certain AIM funds)
First Albany Capital                                    Broker (for certain AIM funds)
First Tryon Securities                                  Broker (for certain AIM funds)
GainsKeeper                                             Software Provider (for certain AIM funds)
GCom2 Solutions                                         Software Provider (for certain AIM funds)
George K. Baum & Company                                Broker (for certain AIM funds)
Global Trading Analytics                                Analyst
Global Trend Alert                                      Analyst (for certain AIM funds)
Grover Printing                                         Financial Printer
Gulfstream Graphics Corp.                               Financial Printer
Hattier, Sanford & Reynoir                              Broker (for certain AIM funds)
Howe Barnes Investments, Inc.                           Broker (for certain AIM funds)
Hutchinson, Shockey, Erley & Co.                        Broker (for certain AIM funds)
iMoneyNet                                               Rating & Ranking Agency (for certain AIM funds)
Institutional Shareholder Services, Inc.                Proxy Voting Service (for certain AIM funds)
J.P. Morgan Chase                                       Analyst (for certain AIM funds)
JPMorgan Securities Inc.\Citigroup Global Markets       Lender (for certain AIM funds)
Inc.\JPMorgan Chase Bank
John Hancock Investment Management Services, LLC        Sub-advisor (for certain sub-advised accounts)
Kevin Dann & Partners                                   Analyst (for certain AIM funds)
Kirkpatrick, Pettis, Smith, Pollian, Inc.               Broker (for certain AIM funds)
Kramer, Levin Naftalis & Frankel LLP                    Legal Counsel
Legg Mason Wood Walker                                  Broker (for certain AIM funds)
Lehman Brothers, Inc.                                   Broker (for certain AIM funds)
Lipper, Inc.                                            Rating & Ranking Agency (for certain AIM funds)

SERVICE PROVIDER                                        DISCLOSURE CATEGORY
----------------                                        -------------------
Loan Pricing Corporation                                Pricing Service (for certain AIM funds)
Loop Capital Markets                                    Broker (for certain AIM funds)
M.R. Beal & Company                                     Broker (for certain AIM funds)
MS Securities Services, Inc. and Morgan Stanley & Co.   Securities Lender (for certain AIM funds)
Incorporated
McDonald Investments Inc.                               Broker (for certain AIM funds)
Mesirow Financial, Inc.                                 Broker (for certain AIM funds)
Moody's Investors Service                               Rating & Ranking Agency (for certain AIM funds)
Morgan Keegan & Company, Inc.                           Broker (for certain AIM funds)
Morrison Foerster LLP                                   Legal Counsel
Muzea Insider Consulting Services, LLC                  Analyst (for certain AIM funds)
Noah Financial, LLC                                     Analyst (for certain AIM funds)
Page International                                      Financial Printer
Piper Jaffray                                           Analyst and Broker (for certain AIM funds)
PricewaterhouseCoopers LLP                              Independent Registered Public Accounting Firm
                                                        (for certain AIM funds)
Printing Arts of Houston                                Financial Printer
Protective Securities                                   Broker (for certain AIM funds)
Ramirez & Co., Inc.                                     Broker (for certain AIM funds)
Raymond James & Associates, Inc.                        Broker (for certain AIM funds)
RBC Capital Markets                                     Analyst (for certain AIM funds)
RBC Dain Rauscher Incorporated                          Broker (for certain AIM funds)
Reuters America Inc.                                    Pricing Service (for certain AIM funds)
Robert W. Baird & Co. Incorporated                      Broker (for certain AIM funds)
RR Donnelley                                            Financial Printer
Salomon Smith Barney                                    Broker (for certain AIM funds)
SBK Brooks Investment Corp.                             Broker (for certain AIM funds)
Seattle Northwest Securities Corporation                Broker (for certain AIM funds)
Siebert Brandford Shank & Co., L.L.C.                   Broker (for certain AIM funds)
Signature                                               Financial Printer
Simon Printing Company                                  Financial Printer
Southwest Precision Printers, Inc.                      Financial Printer
Standard and Poor's/Standard and Poor's Securities      Pricing Service (for certain AIM funds)
Evaluations, Inc.
State Street Bank and Trust Company                     Custodian (for certain AIM funds); Lender (for
                                                        certain AIM Funds); Securities Lender (for
                                                        certain AIM funds)
Sterne, Agee & Leach, Inc.                              Broker (for certain AIM funds)
Stifel, Nicholaus & Company, Incorporated               Broker (for certain AIM funds)
The Bank of New York                                    Custodian (for certain AIM funds)
The MacGregor Group, Inc.                               Software Provider
Thomson Information Services Incorporated               Software Provider
UBS Financial Services, Inc.                            Broker (for certain AIM funds)
VCI Group Inc.                                          Financial Printer
Wachovia National Bank, N.A.                            Broker (for certain AIM funds)
Western Lithograph                                      Financial Printer
Wiley Bros. Aintree Capital L.L.C.                      Broker (for certain AIM funds)
XSP, LLC\Solutions Plus, Inc.                           Software Provider

                                   APPENDIX C
                              TRUSTEES AND OFFICERS

                              As of March 31, 2006

The addresss of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                     TRUSTEE                                                           OTHER
    NAME, YEAR OF BIRTH AND           AND/OR                                                    TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST   OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        BY TRUSTEE
-------------------------------   -------------   -------------------------------------------   -------------------
INTERESTED PERSONS

Robert H. Graham((1)) --  1946         1993       Director and Chairman, A I M Management       None
Trustee, Vice Chair, President                    Group Inc. (financial services holding
and Principal Executive Officer                   company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman of AMVESCAP PLC- AIM
                                                  Division (parent of AIM and a global
                                                  investment management firm); and Trustee,
                                                  Vice Chair, President and Principal
                                                  Executive Officer of the AIM Family of
                                                  Funds

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc. (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP PLC -
                                                  Managed Products

Mark H. Williamson((2)) -- 1951        2003       Director, President and Chief Executive       None
Trustee and Executive Vice                        Officer, A I M Management Group Inc.
President                                         (financial services holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc. (registered investment advisor);
                                                  Director, A I M Capital Management, Inc.
                                                  (registered investment advisor) and A I M
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director and Chairman, AIM
                                                  Investment Services, Inc. (registered
                                                  transfer agent), Fund Management Company
                                                  (registered broker dealer) and INVESCO
                                                  Distributors, Inc.; Chief Executive
                                                  Officer, AMVESCAP PLC - AIM Division
                                                  (parent of AIM and a global investment
                                                  management firm); and Trustee and Executive
                                                  Vice President of the AIM Family of Funds

                                                  Formerly: Director, Chairman, President and
                                                  Chief Executive Officer, INVESCO Funds
                                                  Group,

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

                                     TRUSTEE                                                           OTHER
    NAME, YEAR OF BIRTH AND           AND/OR                                                    TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST   OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        BY TRUSTEE
-------------------------------   -------------   -------------------------------------------   -------------------
                                                  Inc.; President and Chief Executive
                                                  Officer, INVESCO Distributors, Inc.; Chief
                                                  Executive Officer, AMVESCAP PLC - Managed
                                                  Products; and Chairman, A I M Advisors,
                                                  Inc.

INDEPENDENT TRUSTEES

Bruce L. Crockett -- 1944              1993       Chairman, Crockett Technology Associates      ACE Limited
Trustee and Chair                                 (technology consulting company)               (insurance
                                                                                                company); and
                                                                                                Captaris, Inc.
                                                                                                (unified messaging
                                                                                                provider)

Bob R. Baker - 1936                    2004       Retired                                       None
Trustee

Frank S. Bayley -- 1939                2001       Retired                                       Badgley Funds, Inc.
Trustee                                           Formerly: Partner, law firm of Baker &        (registered
                                                  McKenzie                                      investment company
                                                                                                (2 portfolios))

James T. Bunch - 1942                  2004       Founder, Green, Manning & Bunch Ltd.          None
Trustee                                           (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation

                                       2000       Director of a number of public and private    None
Albert R. Dowden --  1941                         business corporations, including the Boss
Trustee                                           Group, Ltd. (private investment and
                                                  management); Cortland Trust, Inc.(Chairman)
                                                  (registered investment company (3
                                                  portfolios)); Annuity and Life Re
                                                  (Holdings), Ltd. (insurance company);
                                                  CompuDyne Corporation (provider of products
                                                  and services to the public security
                                                  market); and Homeowners of America Holding
                                                  Corporation

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various affiliated
                                                  Volvo companies

Jack M. Fields -- 1952                 1997       Chief Executive Officer, Twenty First         Administaff; and
Trustee                                           Century Group, Inc. (government affairs       Discovery Global
                                                  company) and Owner, Dos Angelos Ranch, L.P.   Education Fund
                                                                                                (non-profit)

                                                  Formerly: Chief Executive Officer, Texana
                                                  Timber LP (sustainable forestry company)

Carl Frischling -- 1937                1993       Partner, law firm of Kramer Levin Naftalis    Cortland Trust,
Trustee                                           and Frankel LLP                               Inc. (registered
                                                                                                investment company
                                                                                                (3 portfolios))

                                     TRUSTEE                                                           OTHER
    NAME, YEAR OF BIRTH AND           AND/OR                                                    TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST   OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        BY TRUSTEE
-------------------------------   -------------   -------------------------------------------   -------------------
Prema Mathai-Davis -- 1950             1998       Formerly: Chief Executive Officer, YWCA of    None
Trustee                                           the USA

Lewis F. Pennock -- 1942               1993       Partner, law firm of Pennock & Cooper         None
Trustee

Ruth H. Quigley -- 1935                2001       Retired                                       None
Trustee

Larry Soll - 1942                      2004       Retired                                       None
Trustee

Raymond Stickel, Jr. - 1944            2005       Retired                                       Director, Mainstay
Trustee                                           Formerly: Partner, Deloitte & Touche          VP Series Funds,
                                                                                                Inc. (21
                                                                                                portfolios)

OTHER OFFICERS

Russell C. Burk - 1958                 2005       Senior Vice President and Senior Officer of   N/A
Senior Vice President and                         the AIM Family of Funds
Senior Officer
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON Advisers,
                                                  Inc.; Financial Consultant, Merrill Lynch;
                                                  General Counsel and Director of Compliance,
                                                  ALPS Mutual Funds, Inc.

John M. Zerr(3) - 1962                 2006       Director, Senior Vice President, Secretary    N/A
Senior Vice President, Chief                      and General Counsel, A I M Management Group
Legal Officer and Secretary                       Inc. (financial services holding company)
                                                  and A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.; Vice
                                                  President, A I M Capital Management, Inc.,
                                                  AIM Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice President,
                                                  A I M Distributors, Inc.; and Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of the AIM Family of Funds

                                                  Formerly: Chief Operating Officer, Senior
                                                  Vice President, General Counsel, and
                                                  Secretary, Liberty Ridge Capital, Inc. (an
                                                  investment adviser); Vice President and
                                                  Secretary, PBHG Funds (an investment
                                                  company); Vice President and Secretary,
                                                  PBHG Insurance Series Fund (an investment
                                                  company); General Counsel and Secretary,
                                                  Pilgrim Baxter Value Investors (an
                                                  investment adviser); Chief Operating
                                                  Officer, General Counsel and Secretary, Old
                                                  Mutual Investment Partners (a
                                                  broker/dealer); General Counsel and
                                                  Secretary, Old Mutual Fund

----------
(3) Mr. Zerr was elected Senior Vice President, Chief Legal Officer effective March 29, 2006.

                                     TRUSTEE                                                           OTHER
    NAME, YEAR OF BIRTH AND           AND/OR                                                    TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST   OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        BY TRUSTEE
-------------------------------   -------------   -------------------------------------------   -------------------
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and Secretary,
                                                  Old Mutual Capital, Inc. (an investment
                                                  adviser); and Vice President and Secretary,
                                                  Old Mutual Advisors Funds (an investment
                                                  company)

Lisa O. Brinkley - 1959                2004       Global Compliance Director, AMVESCAP; and     N/A
Vice President                                    Vice President of the AIM Family of Funds

                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware Investments
                                                  Family of Funds; Senior Vice President, A I
                                                  M Management Group Inc. (financial services
                                                  holding company); Senior Vice President and
                                                  Chief Compliance Officer, A I M Advisors,
                                                  Inc. and the AIM Family of Funds; Vice
                                                  President and Chief Compliance Officer, A I
                                                  M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; and Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company

Kevin M. Carome -- 1956                2003       Senior Vice President and General Counsel,    N/A
Vice President                                    AMVESCAP PLC; and Vice President of the AIM
                                                  Family of Funds

                                                  Formerly: Senior Vice President and General
                                                  Counsel, Liberty Financial Companies, Inc.
                                                  and Liberty Funds Group, LLC; Director,
                                                  General Counsel, and Vice President Fund
                                                  Management Company; Director, Senior Vice
                                                  President, Secretary and General Counsel, A
                                                  I M Management Group Inc. (financial
                                                  services holding company) and A I M
                                                  Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M Distributors,
                                                  Inc.; Vice President, A I M Capital
                                                  Management, Inc. and AIM Investment
                                                  Services, Inc. and Senior Vice President,
                                                  Chief Legal Officer and Secretary of the
                                                  AIM Family of Funds

Sidney M. Dilgren -- 1961              2004       Vice President and Fund Treasurer, A I M      N/A
Vice President, Treasurer and                     Advisors, Inc. and Vice President,
Principal Financial Officer                       Treasurer and Principal Financial Officer
                                                  of the AIM Family of Funds
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.

J. Philip Ferguson-- 1945              2005       Senior Vice President and Chief Investment    N/A
Vice President                                    Officer, A I M Advisors Inc.; Director,
                                                  Chairman, Chief Executive Officer,
                                                  President and Chief Investment Officer, A I
                                                  M Capital Management, Inc; Executive Vice
                                                  President, A I M Management Group Inc.; and
                                                  Vice President of

                                     TRUSTEE                                                           OTHER
    NAME, YEAR OF BIRTH AND           AND/OR                                                    TRUSTEESHIP(S) HELD
POSITION(S) HELD WITH THE TRUST   OFFICER SINCE   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS        BY TRUSTEE
-------------------------------   -------------   -------------------------------------------   -------------------
                                                  the AIM Family of Funds

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.

Karen Dunn Kelley -- 1960              1993       Director of Cash Management, Managing         N/A
Vice President                                    Director and Chief Cash Management Officer,
                                                  A I M Capital Management, Inc.; Director
                                                  and President, Fund Management Company;
                                                  Vice President, A I M Advisors, Inc.; and
                                                  Vice President of the AIM Family of Funds

Todd L. Spillane(4) - 1958             2006       Senior Vice President, A I M Management       N/A
Chief Compliance Officer                          Group Inc.; Senior Vice President and Chief
                                                  Compliance Officer, A I M Advisors, Inc.;
                                                  Vice President and Chief Compliance
                                                  Officer, A I M Capital Management, Inc.;
                                                  Vice President, A I M Distributors, Inc.,
                                                  AIM Investment Services, Inc. and Fund
                                                  Management Company; and Chief Compliance
                                                  Officer of the AIM Family of Funds

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment Group,
                                                  Inc.; Chief Compliance Officer and Deputy
                                                  General Counsel, AIG-SunAmerica Asset
                                                  Management, and Chief Compliance Officer,
                                                  Chief Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management

----------
(4)  Mr. Spillane was elected Chief Compliance Officer effective March 29, 2006.

                        TRUSTEE OWNERSHIP OF FUND SHARES
                             AS OF DECEMBER 31, 2005

                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN ALL REGISTERED INVESTMENT
                          DOLLAR RANGE OF EQUITY   COMPANIES OVERSEEN BY TRUSTEE IN THE AIM
NAME OF TRUSTEE             SECURITIES PER FUND      FAMILY OF FUNDS registered trademark
---------------           ----------------------   ----------------------------------------
Robert H. Graham                   - 0 -                       Over $100,000
Mark H. Williamson                 - 0 -                       Over $100,000
Bob R. Baker                       - 0 -                       Over $100,000
Frank S. Bayley                    - 0 -                       Over $100,000
James T. Bunch                     - 0 -                       Over $100,000(5)
Bruce L. Crockett                  - 0 -                       Over $100,000(5)
Albert R. Dowden                   - 0 -                       Over $100,000
Edward K. Dunn, Jr.(6)             - 0 -                       Over $100,000(5)
Jack M. Fields                     - 0 -                       Over $100,000(5)
Carl Frischling                    - 0 -                       Over $100,000(5)
Prema Mathai-Davis                 - 0 -                       Over $100,000(5)
Lewis F. Pennock                   - 0 -                       Over $100,000
Ruth H. Quigley                    - 0 -                      $50,001 - $100,000
Larry Soll                         - 0 -                       Over $100,000(5)
Raymond Stickel, Jr.(7)            - 0 -                       Over $100,000

(5) Includes the total amount of compensation deferred by the trustee at his or her election. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

(6)  Mr. Dunn retired, effective March 31, 2006.

(7)  Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                   APPENDIX D

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2005:

                                          RETIREMENT
                            AGGREGATE      BENEFITS     ESTIMATED ANNUAL       TOTAL
                          COMPENSATION      ACCRUED       BENEFITS UPON    COMPENSATION
                            FROM THE        BY ALL       RETIREMENT FROM   FROM ALL AIM
TRUSTEE                     TRUST(1)     AIM FUNDS(2)   ALL AIM FUNDS(3)     FUNDS(4)
-------                   ------------   ------------   ----------------   ------------
Bob R. Baker                 $35,602       $200,136         $162,613         $213,750
Frank S. Bayley               38,157        132,526          120,000          229,000
James T. Bunch                33,048        162,930          120,000          198,500
Bruce L. Crockett             59,946         83,764          120,000          359,000
Albert R. Dowden              38,157        112,024          120,000          229,000
Edward K. Dunn, Jr.(5)        38,157        141,485          120,000          229,000
Jack M. Fields                30,727         59,915          120,000          185,000
Carl Frischling(6)            32,486         59,042          120,000          195,250
Gerald J. Lewis(5)            33,048        162,930          114,375          198,500
Prema Mathai-Davis            35,602         69,131          120,000          213,750
Lewis F. Pennock              33,048         86,670          120,000          198,500
Ruth H. Quigley               35,602        154,658          120,000          213,750
Larry Soll                    33,048        201,483          138,990          198,500
Raymond Stickel, Jr.(7)        9,194             --          120,000           54,000

(1) Amounts shown are based on the fiscal year ended December 31, 2005. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended December 31, 2005, including earnings, was $97,961.

(2) During the fiscal year ended December 31, 2005, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $135,860.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as trustees of 19 registered investment companies advised by AIM.

(5) Mr. Dunn and Mr. Lewis retired effective March 31, 2006 and December 31, 2005, respectively.

(6) During the fiscal year ended December 31, 2005 the Trust paid $140,092 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

(7)  Mr. Stickel was elected as trustee of the Trust effective October 1, 2005.

                                   APPENDIX E

                          PROXY POLICIES AND PROCEDURES

THE PROXY VOTING POLICIES DATED OCTOBER 1, 2005 APPLICABLE TO EACH FUND (EXCEPT AIM V.I. INTERNATIONAL CORE EQUITY FUND AND AIM V.I. REAL ESTATE FUND) FOLLOW:

A.   PROXY POLICIES

     Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

     I.   BOARDS OF DIRECTORS

          A board that has at least a majority of independent directors is integral to good corporate governance. The key board committees (e.g., audit, Compensation and Nominating) should be composed of only independent trustees.

          There are some actions by directors that should result in votes being withheld. These instances include directors who:

          - Are not independent directors and (a) sit on the board's audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;

          - Attend less than 75 percent of the board and committee meetings without a valid excuse;

          - It is not clear that the director will be able to fulfill his function;

          -    Implement or renew a dead-hand or modified dead-hand poison pill;

          - Enacted egregious corporate governance or other policies or failed to replace management as appropriate;

          - Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

          - Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

          Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

          - Long-term financial performance of the target company relative to its industry;

          -    Management's track record;

          -    Portfolio manager's assessment;

          -    Qualifications of director nominees (both slates);

          - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

          -    Background to the proxy contest.

     II.  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

          - It is not clear that the auditors will be able to fulfill their function;

          - There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

          - The auditors have a significant professional or personal relationship with the issuer that compromises the auditor's independence.

     III. COMPENSATION PROGRAMS

          Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

          - We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

          - We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          - We will vote against plans that have any of the following structural features: ability to reprice underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

          - We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

          - We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

     IV.  CORPORATE MATTERS

          We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case-by-case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

          - We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospectus for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

          - We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

          - We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

          - We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

     V.   SHAREHOLDER PROPOSALS

          Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

          - We will generally abstain from shareholder social and environmental proposals.

          - We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

          - We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

          - We will generally vote for proposals to lower barriers to shareholder action.

          - We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

     VI.  OTHER

          - We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

          - We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

          - We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

          AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.   PROXY COMMITTEE PROCEDURES

     The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

     The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

     AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds' Board of Trustees on a periodic basis regarding issues where AIM's votes do not follow the recommendation of ISS or another provider because AIM's proxy policies differ from those of such provider.

     In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds' Board of Trustees.

     1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

     2. AIM will not publicly announce its voting intentions and the reasons therefore.

     3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

     4. All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussion AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.   BUSINESS/DISASTER RECOVERY

     If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such sub-committee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.   RESTRICTIONS AFFECTING VOTING

     If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.   CONFLICTS OF INTEREST

     The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

     If AIM's proxy policies and voting record do not guide the proxy committee's vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds' Board of Trustees in the next quarterly report.

     If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.   FUND OF FUNDS

     When an AIM Fund (an "Investing Fund") that invests in another AIM Fund(s) (an "Underlying Fund") has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

G.   CONFLICT IN THESE POLICIES

     If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM's advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM's advisory clients and will inform the Funds' Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

       THE PROXY VOTING POLICIES APPLICABLE TO AIM V.I. INTERNATIONAL CORE
                EQUITY FUND AND AIM V.I. REAL ESTATE FUND FOLLOW:

                                 GENERAL POLICY
                            (dated February 10, 2005)

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, "INVESCO"), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients' assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

                              PROXY VOTING POLICIES

VOTING OF PROXIES

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

BEST ECONOMIC INTERESTS OF CLIENTS

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS SERVICES

INVESCO has contracted with Institutional Shareholder Services ("ISS"), an independent third party service provider, to vote INVESCO's clients' proxies according to ISS's proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO's clients. This may include a review of ISS' Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client's account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

PROXY COMMITTEE

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS RECUSAL

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS's general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

OVERRIDE OF ISS RECOMMENDATION

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS's recommendations if they believe that ISS's recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients' best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

PROXY COMMITTEE MEETINGS

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

     (1)  describe any real or perceived conflict of interest,

     (2)  discuss any procedure used to address such conflict of interest,

     (3) report any contacts from outside parties (other than routine communications from proxy solicitors), and

     (4) include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

CERTAIN PROXY VOTES MAY NOT BE CAST

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

PROXY VOTING RECORDS

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

                              CONFLICTS OF INTEREST

PROCEDURES TO ADDRESS CONFLICTS OF INTEREST AND IMPROPER INFLUENCE

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO ("INVESCO person"), the interests of INVESCO's clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO's affiliates.

Accordingly, each INVESCO person must not put "personal benefit," whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

The following are examples of situations where a conflict may exist:

     - Business Relationships - where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

     - Personal Relationships - where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

     - Familial Relationships - where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO's Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company's representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company's Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO's Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

                           ISS PROXY VOTING GUIDELINES

A copy of ISS's Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

                                   APPENDIX A

                        ACKNOWLEDGEMENT AND CERTIFICATION

     I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                        ----------------------------------------
                                        Print Name


---------------                         ----------------------------------------
Date                                    Signature

                                   APPENDIX B

                    ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.   Operational Items

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal. Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent

     -    Fees for non-audit services are excessive, or

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse

     -    Implement or renew a dead-hand or modified dead-hand poison pill

     - Adopt a poison pill without shareholder approval since the company's last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

     - Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     - Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     - Failed to act on takeover offers where the majority of the shareholders tendered their shares

     - Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     - Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     - Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

     - Are inside directors or affiliated outside directors and the full board is less than majority independent

     - Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

     - Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

     - Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     -    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

     -    Two-thirds independent board


     -    All-independent key committees

     -    Established governance guidelines

Additionally, the company should not have under-performed its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

OPEN ACCESS

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.   Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

     - Long-term financial performance of the target company relative to its industry; management's track record

     -    Background to the proxy contest

     -    Qualifications of director nominees (both slates)

     - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.   Anti-takeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.   Mergers and Corporate Restructurings

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price

     -    Fairness opinion

     -    Financial and strategic benefits

     -    How the deal was negotiated

     -    Conflicts of interest

     -    Other alternatives for the business

     -    Non-completion risk

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Impact on the balance sheet/working capital

     -    Potential elimination of diseconomies

     -    Anticipated financial and operating benefits

     -    Anticipated use of funds

     -    Value received for the asset

     -    Fairness opinion

     -    How the deal was negotiated

     -    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    Dilution to existing shareholders' position

     -    Terms of the offer

     -    Financial issues

     -    Management's efforts to pursue other alternatives

     -    Control issues

     -    Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     -    The reasons for the change

     -    Any financial or tax benefits

     -    Regulatory benefits

     -    Increases in capital structure

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

     -    Capital Structure model

     -    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     - Prospects of the combined company, anticipated financial and operating benefits

     -    Offer price

     -    Fairness opinion

     -    How the deal was negotiated

     -    Changes in corporate governance

     -    Change in the capital structure

     -    Conflicts of interest

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPIN-OFFS

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

     -    Tax and regulatory advantages

     -    Planned use of the sale proceeds

     -    Valuation of spin-off

     -    Fairness opinion

     -    Benefits to the parent company

     -    Conflicts of interest

     -    Managerial incentives

     -    Corporate governance changes

     -    Changes in the capital structure

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.   State of Incorporation

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions.

GREENMAIL

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTI-TAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

6.   Capital Structure

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders

     - It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.   Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

          - Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

          -    Cash compensation, and

          -    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

TABLE 1: PROXY SEASON 2005 BURN RATE THRESHOLDS

                                                         RUSSELL 3000               NON-RUSSELL 3000
                                                  --------------------------   --------------------------
                                                          Standard    Mean +           Standard    Mean +
GICS                       GICS Dsec              Mean   Deviation   Std Dev   Mean   Deviation   Std Dev
----           --------------------------------   ----   ---------   -------   ----   ---------   -------
1010           Energy                             1.60%    1.02%      2.61%    2.59%    2.19%      4.78%
1510           Materials                          1.55%    0.81%      2.36%    2.54%    1.92%      4.46%
2010           Capital Goods                      1.86%    1.19%      3.05%    3.23%    2.93%      6.17%
2020           Commercial Services & Supplies     2.87%    1.53%      4.40%    4.39%    3.68%      8.07%
2030           Transportation                     2.10%    1.50%      3.60%    2.44%    2.22%      4.66%
2510           Automobiles & Components           2.10%    1.37%      3.48%    2.90%    2.28%      5.18%
2520           Consumer Durables & Apparel        2.40%    1.51%      3.90%    3.42%    2.79%      6.21%

                                                         RUSSELL 3000               NON-RUSSELL 3000
                                                  --------------------------   --------------------------
2530           Hotels Restaurants & Leisure       2.39%    1.08%      3.48%    3.30%    2.87%      6.17%
2540           Media                              2.34%    1.50%      3.84%    4.12%    2.89%      7.01%
2550           Retailing                          2.89%    1.95%      4.84%    4.26%    3.50%      7.75%
3010 to 3030   Food & Staples Retailing           1.98%    1.50%      3.48%    3.37%    3.32%      6.68%
3510           Health Care Equipment & Services   3.24%    1.96%      5.20%    4.55%    3.24%      7.79%
3520           Pharmaceuticals & Biotechnology    3.60%    1.72%      5.32%    5.77%    4.15%      9.92%
4010           Banks                              1.44%    1.17%      2.61%    1.65%    1.60%      3.25%
4020           Diversified Financials             3.12%    2.54%      5.66%    5.03%    3.35%      8.55%
4030           Insurance                          1.45%    0.88%      2.32%    2.47%    1.77%      4.24%
4040           Real Estate                        1.01%    0.89%      1.90%    1.51%    1.50%      3.01%
4510           Software & Services                5.44%    3.05%      8.49%    8.08%    6.01%      14.10%
4520           Technology Hardware & Equipment    4.00%    2.69%      6.68%    5.87%    4.25%      10.12%
4530           Semiconductors & Semiconductor     5.12%    2.86%      7.97%    6.79%    3.95%      10.74%
               Equipment
5010           Telecommunications Services        2.56%    2.39%      4.95%    4.66%    3.90%      8.56%
5510           Utilities                          0.90%    0.65%      1.55%    3.74%    4.63%      8.38%

A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives

          - Accumulative realized and unrealized stock option and restricted stock gains

          - Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $_____

          -    Payment if "not for cause" termination occurs within 12 months:
               $______

          - Payment if "change of control" termination occurs within 12 months: $_____

The compensation committee is committed to provide additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

(1)The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options' or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

(2)The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

          -    Director stock ownership guidelines

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

               -    A minimum of three times the annual cash retainer.

          -    Vesting schedule or mandatory holding/deferral period

               - A minimum vesting of three years for stock options or restricted stock, or

               - Deferred stock payable at the end of a three-year deferral period.

          -    Mix between cash and equity

               - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

               - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

          -    Retirement/Benefit and Perquisites programs

               - No retirement/benefits and perquisites provided to non-employee directors.

          -    Quality of disclosure

               - Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis. Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO RE-PRICE OPTIONS

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

          -    Historic trading patterns

          -    Rationale for the re-pricing

          -    Value-for-value exchange

          -    Treatment of surrendered options

          -    Option vesting

          -    Term of the option

          -    Exercise price

          -    Participation

QUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

          -    Purchase price is at least 85 percent of fair market value

          -    Offering period is 27 months or less, and

          - The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

          -    Purchase price is less than 85 percent of fair market value, or

          -    Offering period is greater than 27 months, or

          - The number of shares allocated to the plan is more than ten percent of the outstanding shares

NONQUALIFIED EMPLOYEE STOCK PURCHASE PLANS

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

          - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

          - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

          - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value

          - No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

          - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

          - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

GOLDEN PARACHUTES AND EXECUTIVE SEVERANCE AGREEMENTS

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

          - The triggering mechanism should be beyond the control of management

          - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

          - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. ISS defines change in control as a change in the company ownership structure

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.   Social and Environmental Issues

                        CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

          - The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

          - The availability and feasibility of alternatives to animal testing to ensure product safety, and

          -    The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

          - The company has already published a set of animal welfare standards and monitors compliance

          - The company's standards are comparable to or better than those of peer firms, and

          - There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

          -    Whether the proposal focuses on a specific drug and region

          - Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

          - terms of reduced profits, lower R&D spending, and harm to competitiveness

          - The extent that reduced prices can be offset through the company's marketing budget without affecting

          -    R&D spending

          - Whether the company already limits price increases of its products

          - Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

          -    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

          - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

          - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

          - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs

          - Any voluntary labeling initiatives undertaken or considered by the company

          - Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

          - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

          - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

          - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees

     - The company's existing healthcare policies, including benefits and healthcare access for local workers

     -    Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

     - Whether the company has adequately disclosed the financial risks of its sub-prime business

     - Whether the company has been subject to violations of lending laws or serious lending controversies

     -    Peer companies' policies to prevent abusive lending practices

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     -    Whether the company complies with all local ordinances and regulations

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

     - Whether the company has gone as far as peers in restricting advertising

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

     -    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected

     -    The feasibility of a spin-off

     -    Potential future liabilities related to the company's tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

                             ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

     - Environmentally conscious practices of peer companies, including endorsement of CERES

     -    Costs of membership and implementation.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors,

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance,

     -    The costs associated with implementing improved standards,

     - The potential costs associated with remediation resulting from poor environmental performance, and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected

     -    The extent that peer companies are recycling

     -    The timetable prescribed by the proposal

     -    The costs and methods of implementation

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

                            GENERAL CORPORATE ISSUES

OUTSOURCING/ OFFSHORING

Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets

     -    The utility of such a report to shareholders

     - The existence of a publicly available code of corporate conduct that applies to international operations

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay

     - The degree that social performance is already included in the company's pay structure and disclosed

     - The degree that social performance is used by peer companies in setting pay

     - Violations or complaints filed against the company relating to the particular social performance measure

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee

     -    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities, and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements. Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

                        LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations, and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country

     -    The company's workplace code of conduct

     -    Proprietary and confidential information involved

     -    Company compliance with U.S. regulations on investing in the country

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

     -    Agreements with foreign suppliers to meet certain workplace standards

     -    Whether company and vendor facilities are monitored and how

     -    Company participation in fair labor organizations

     -    Type of business

     -    Proportion of business conducted overseas

     -    Countries of operation with known human rights abuses

     - Whether the company has been recently involved in significant labor and human rights controversies or violations

     -    Peer company standards and practices

     -    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations

     -    The company has no recent human rights controversies or violations, or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     -    Company compliance with or violations of the Fair Employment Act of
          1989

     - Company antidiscrimination policies that already exceed the legal requirements

     -    The cost and feasibility of adopting all nine principles

The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

     -    The potential for charges of reverse discrimination

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

     -    The level of the company's investment in Northern Ireland

     -    The number of company employees in Northern Ireland

     -    The degree that industry peers have adopted the MacBride Principles

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

                                MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components

     -    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs

     - Whether the company currently or in the past has manufactured cluster bombs or their components

     -    The percentage of revenue derived from cluster bomb manufacture

     -    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in Iran, taking into account current disclosure on:

     - The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

     -    Compliance with U.S. sanctions and laws

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available or

          The disclosures sought could compromise proprietary information.

                               WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity

     -    Comparison with peer companies

     -    Established process for improving board diversity

     -    Existence of independent nominating committee

     -    Use of outside search firm

     -    History of EEO violations

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     -    The composition of senior management and the board is fairly inclusive

     - The company has well-documented programs addressing diversity initiatives and leadership development

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

     - The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.  Mutual Fund Proxies

ELECTION OF DIRECTORS

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

     - attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

     - In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

     -    are interested directors and sit on the audit or nominating committee;
          or

     -    are interested directors and the full board serves as the audit or

     - nominating committee or the company does not have one of these committees.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     -    Measures taken by the board to address the issues

     - Past shareholder activism, board activity, and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of directors

     -    Experience and skills of director candidates

     -    Governance profile of the company

     -    Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the advisor undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     - potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund's target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

CHANGE IN FUND'S SUB-CLASSIFICATION

Votes on changes in a fund's sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund's past performance; and terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation

     -    Regulatory standards and implications

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     - Removal of shareholder approval requirement for amendments to the new declaration of trust

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     - Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

Removal of shareholder approval requirement to change the domicile of the fund

CHANGING THE DOMICILE OF A FUND

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

     - regulations of both states; required fundamental policies of both states; and the increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUB-ADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     - fees charged to comparably sized funds with similar objectives, the proposed distributor's reputation and past performance, the competitiveness of the fund in the industry, and terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     - resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors: performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

     - performance of the fund's NAV, the fund's history of shareholder relations, and the performance of other funds under the advisor's management.

                                   APPENDIX F

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

     A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of April 6, 2006.

AIM V.I. BASIC BALANCED FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INS CO OF NEW YORK                                  6.25%
NY PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK                                                           12.07%
3100 SANDERAS ROAD
NORTHBROOK IL 60062-7155

ALLSTATE LIFE INSURANCE COMPANY                                   5.78%
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                                  51.39%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                                  12.41%
GLAC VA1
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO                                                          33.93%
GLAC VA3
PO BOX 94200
PALATINE IL 60094-4200

MINNESOTA LIFE INSURANCE CO                                                         49.57%
ATTN: A6-5216
400 ROBERT ST N
ST PAUL MN 55101-2015

AIM V.I. BASIC BALANCED FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
UNION CENTRAL LIFE INSURANCE                                     14.13%
FBO VARIABLE UNIVERSAL LIFE
ATTN ROBERTA UJVARY
PO BOX 40888
CINCINNATI OH 45240-0888
AIM V.I. BASIC VALUE FUND

AIM V.I. BASIC VALUE FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY                                      11.53%
ATTN: LYNNE MCENTEGART SEP ACCOUNT
440 LINCOLN STSREET
MAILSTOP S-310
WORCESTER MA 01653-0001

ALLSTATE LIFE INSURANCE CO                                                           5.40%
AIM VI-AIM VA3
3100 SANDERS RD STE K4A
NORTHBROOK IL 60062-7154

ALLSTATE LIFE INSURANCE COMPANY                                   5.60%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

AMERICAN ENTERPRISE LIFE INS CO                                                     13.50%
1497 AXP FINANCIAL CTR
MINNEAPOLIS MN 55474-0014

GE LIFE AND ANNUITY ASSURANCE CO                                                     8.46%
VARIABLE EXTRA CREDIT
ATTN: VARIABLE ACCOUNTING
6610 W BROAD ST
RICHMOND VA 23230-1702

HARTFORD LIFE AND ANNUITY                                        57.03%
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE SEPARATE ACCOUNT                                   19.15%
ATTN DAVE TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

AIM V.I. BASIC VALUE FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
LINCOLN BENEFIT LIFE                                               5.50%
2940 S 84TH ST
LINCOLN NE 68506-4142

NATIONWIDE INSURANCE COMPANY NWVAII                                                 14.39%
C/O IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS OH 43218-2029

TRANSAMERICA LIFE INSURANCE CO                                                      15.78%
LANDMARK
ATTN FMD OPERATIONAL ACCOUNTING
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499-0001

TRANSAMERICA LIFE INSURANCE CO                                                       5.46%
EXTRA
ATTN FMD OPERATIONAL ACCOUNTING
4333 EDGEWOOD DR NE
CEDAR RAPIDS IA 52499-0001

AIM V.I. BLUE CHIP FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLMERICA FINANCIAL LIFE INS & ANNUITY COMPANY                   14.72%
ATTN: LYNNE MCENTEGART SEP ACCOUNT
440 LINCOLN STREET
MAILSTOP S-310
WORCESTER MA 01653-0001

ALLSTATE LIFE OF NEW YORK                                                           23.95%
3100 SANDERAS ROAD
NORTHBROOK IL 60061-7155

ALLSTATE LIFE INS CO OF NEW YORK                                  5.37%
NY PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                                  15.59%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

AIM V.I. BLUE CHIP FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO                                                          76.03%
GLAC VA3
PO BOX 94200
PALATINE IL 60094-4200

HARTFORD LIFE                                                    40.40%
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK
P.O. BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE AND ANNUITY                                        17.05%
ATTN: DAVE TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

AIM V.I. CAPITAL APPRECIATION FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO                                        8.13%
ATTN FINANCIAL CONTROL- CIGNA
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                                   5.09%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

HARTFORD LIFE AND ANNUITY                                         6.41%
SEPARATE ACCOUNT
ATTN: DAVE TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

IDS LIFE INSURANCE CO                                            12.99%             77.76%
222 AXP FINANCIAL CENTER
MINNEAPOLIS MN 55474-0002

ING LIFE INSURANCE AND ANNUITY CO                                 5.58%
CONVEYOR
ATTN FUND OPERATIONS
151 FARMINGTON AVE TN41
HARTFORD CT 06156-0001

AIM V.I. CAPITAL APPRECIATION FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
MERRILL LYNCH PIERCE FENNER & SMITH                              12.77%
FBO THE SOLE BENEFIT OF CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

PHOENIX HOME LIFE                                                 5.91%
ATTN BRIAN COOPER
P.O. BOX 22012
ALBANY NY 12201-2012

AIM V.I. CAPITAL DEVELOPMENT FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INSURANCE COMPANY                                  17.48%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

IDS LIFE INSURANCE CO                                            54.93%             68.63%
222 AXP FINANCIAL CENTER
MINNEAPOLIS MN 55474-0002

NATIONWIDE INSURANCE CO  NWVAII                                                     20.18%
C/O IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS OH 43218-2029

NATIONWIDE INSURANCE CO                                          10.05%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029

AIM V.I. CORE EQUITY FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO                                                          11.26%
GLAC VA3
PO BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                                    5.41%
GLAC PROPRIETARY
PO BOX 94200
PALATINE IL 60094-4200

IDS LIFE INSURANCE COMPANY                                        61.41%
222 AXP FINANCIAL CTR
MINNEAPOLIS MN 55474-0002

ING LIFE INSURANCE AND ANNUITY CO                                  5.69%
CONVEYOR
ATTN FUND OPERATIONS
151 FARMINGTON AVE TN41
HARTFORD CT 06156-0001

PRINCIPAL LIFE INSURANCE COMPANY                                                     5.94%
ATTN CHAD NICHOLS
711 HIGH ST
DES MOINES IA 50392-9992

PRUDENTIAL INSURANCE CO OF AMERICA                                 6.13%
ATTN IGG FINL REP SEP ACCTS
213 WASHINGTON ST 7TH FL
NEWARK NJ 07102-2992

SAGE LIFE ASSURANCE OF AMERICA                                                      38.89%
175 KING ST
ARMONK NY 10504-1606

SUN LIFE FINANCIAL                                                                  10.58%
P.O. BOX 9137
WELLESLEY HILLS MA 02481-9137

TRANSAMERICA LIFE INSURANCE CO                                                      13.11%
HUNTINGTON ALLSTAR SELECT
4333 EDGEWOOD DR NE
CEDAR RAPIDS IA 52499-0001

TRANSAMERICA LIFE INSURANCE CO RIB III                                              12.29%
ATTN: FMD OPERATIONAL ACCOUNTING
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499-0001

AIM V.I. DEMOGRAPHIC TRENDS FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INSURANCE COMPANY                                  14.10%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO                                                          13.84%
GLAC VA3
P.O. BOX 94200
PALATINE IL 60094-4200

HARTFORD LIFE AND ANNUITY                                        42.20%
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK
P.O. BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE SEPARATE ACCOUNT                                   13.60%
ATTN DAVE TEN BROECK
P.O. BOX 2999
HARTFORD CT 06104-2999

LINCOLN BENEFIT LIFE                                                                34.30%
2940 S 84TH ST
LINCOLN NE 68506-4142

MINNESOTA LIFE INSURANCE CO                                                         39.65%
ATTN A6-5216
400 ROBERT ST N
ST PAUL MN 55101-2015

RELIASTAR LIFE INSURANCE CO                                      15.82%
FBO SELECT LIFE 2/3
RTE 5106 PO BOX 20
MINNEAPOLIS MN 55440-0020

TRANSAMERICA LIFE INSURANCE CO FBO                                                  6.70%
FIRST UNION PORTFOLIO
ATTN  FMD ACCOUNTING
4333 EDGEWOOD RD NE
CEDAR SPRINGS IA 52499

AIM V.I. DIVERSIFIED INCOME FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO                                       19.59%
ATTN FINANCIAL CONTROL- CIGNA
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK                                                           18.69%
3100 SANDERS ROAD
NORTHBROOK IL 60062-7155

ALLSTATE LIFE INSURANCE COMPANY                                  32.75%
GLAC PROPRIETARY
PO BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                                  17.30%
GLAC VA1
PO BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO                                                          81.31%
GLAC VA3
PO BOX 94200
PALATINE IL 60094-4200

AMERICAN GENERAL ANNUITY                                         5.10%
ATTN CHRIS BOUMAN
205 E 10TH ST
AMARILLO TX 79101-3507

GENERAL AMERICAN LIFE INSURANCE                                  6.29%
13045 TESSON FERRY RD
ST LOUIS MO 63128-3499

AIM V.I. DYNAMICS FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
A I M ADVISORS, INC                                                                 100.00%
ATTN: CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
AMERICAN SKANDIA LIFE ASSURANCE CO                               59.93%
VARIABLE ACCOUNT / SAQ
ATTN  INVESTMENT ACCOUNTING
P.O. BOX 883
1 CORPORATE DR
SHELTON CT 06484-6208

IDS LIFE INSURANCE COMPANY                                       13.26%
222 AXP FINANCIAL CTR
MINNEAPOLIS MN 55474-0002

AIM V.I. FINANCIAL SERVICES FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
A I M ADVISORS, INC                                                                 100.00%
ATTN: CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

AMERICAN SKANDIA LIFE ASSURANCE CO                               53.67%
VARIABLE ACCOUNT / SAQ
ATTN INVESTMENT ACCOUNTING
P.O. BOX 883
1 CORPORATE DR
SHELTON CT 06484-6208

CM LIFE INSURANCE CO                                              7.64%
FUND OPERATIONS
1295 STATE ST
SPRINGFIELD MA 01111-0001

IDS LIFE INSURANCE COMPANY                                       19.21%
222 AXP FINANCIAL CTR
MINNEAPOLIS MN 55474-0002

AIM V.I. GLOBAL HEALTH CARE FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
A I M ADVISORS, INC                                                                 100.00%
ATTN: CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

ALLMERICA FIN LIFE INS & ANNU                                     7.97%
GROUP VEL ACCOUNT
440 LINCOLN ST
SEPERATE ACCOUNTING
MAIL STATION S310
WORCESTER MA 01653-0002

AMERICAN SKANDIA LIFE ASSURANCE CO                               45.34%
VARIABLE ACCOUNT / SAQ
ATTN INVESTMENT ACCOUNTING
P.O. BOX 883
1 CORPORATE DR
SHELTON CT 06484-6208

CM LIFE INSURANCE CO                                              8.61%
FUND OPERATIONS/N255
1295 STATE ST
SPRINGFIELD MA 01111-0001

MASS MUTUAL LIFE INS CO                                           6.66%
FUND OPERATIONS/N255
1295 STATE ST
SPRINGFIELD MA 01111-0001

PRINCIPAL LIFE INSURANCE CO                                       5.53%
FVA-PRINCIPAL VARIABLE ANNUITY
ATTN LISA DAGUE - IND ACG G-008-N10
711 HIGH ST
DES MOINES IA 50392-0001

AIM V.I. GOVERNMENT SECURITIES FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO                                                          11.62%
GLAC VA3
P.O. BOX 94200
PALATINE IL 60094-4200

AIM V.I. GOVERNMENT SECURITIES FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
GUARDIAN INSURANCE & ANNUITY - 4RE                                                  20.61%
ATTN: PAUL IANNELLI
3900 BURGESS PL
EQUITY ACCOUNTING 3-S
BETHLEHEM PA 18017-9097

GUARDIAN INSURANCE & ANNUITY - 4RE                                                  20.41%
ATTN: PAUL IANNELLI
3900 BURGESS PL
EQUITY ACCOUNTING 3-S
BETHLEHEM PA 18017-9097

HARTFORD LIFE AND ANNUITY                                        62.99%
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE                                                    22.68%
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK
P.O. BOX 2999
HARTFORD CT 06104-2999

SAGE LIFE ASSURANCE OF AMERICA                                                      12.38%
175 KING ST
ARMONK NY 10504-1606

THE LINCOLN NATIONAL LIFE INS CO                                                    13.37%
ATTN SHIRLEY SMITH
1300 SOUTH CLINTON STREET
FORT WAYNE IN 46802-3506

TRANSAMERICA LIFE INSURANCE CO                                                      18.64%
PREFERRED ADVANTAGE
ATTN  FMD OPERATIONAL ACCOUNTING
4333 EDGEWOOD RD NE
CEDAR RAPIDS IA 52499

ALLSTATE LIFE INSURANCE CO                                                          11.62%
GLAC VA3
P.O. BOX 94200
PALATINE IL 60094-4200

AIM V.I. HIGH YIELD FUND

                                                             SERIES I SHARES   SERIES II SHARES
                                                            ----------------   ----------------
                                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER                            OF RECORD          OF RECORD
------------------------------------                        ----------------   ----------------
ALLSTATE LIFE INSURANCE COMPANY                                  23.87%
GLAC PROPRIETARY
PO BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO                                                          80.72%
GLAC VA3
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK                                                           19.28%
3100 SANDERS ROAD
NORTHBROOK IL 60062-7155

ANNUITY INVESTORS LIFE INS CO                                     7.57%
ATTN: TODD GAYHART
580 WALNUT ST
CINCINNATI OH 45202-3110

GREAT-WEST LIFE & ANNUITY                                        15.26%
UNIT VALUATIONS 2T2
ATTN: MUTUAL FUND TRADING 2T2
8515 E ORCHARD RD
ENGLEWOOD CO 80111-5002

HARTFORD LIFE INSURANCE CO                                       14.64%
SEPARATE ACCOUNT 2
ATTN DAVID TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

JEFFERSON NATIONAL LIFE INSURANCE                                11.90%
9920 CORPORATE CAMPUS DR STE 1000
LOUISVILLE KY 40223-4051

AIM V.I. INTERNATIONAL GROWTH FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO.                       9.12%
ATTN: FINANCIAL CONTROL-CIGNA
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                   7.00%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

GE LIFE AND ANNUITY ASSURANCE CO                                    26.20%
VARIABLE EXTRA CREDIT
ATTN: VARIABLE ACCOUNTING
6610 WEST BROAD ST
RICHMOND VA 23230-1702

HARTFORD LIFE AND ANNUITY                        14.50%
SEPARATE ACCOUNT
ATTN: DAVE TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE SEPARATE ACCOUNT                    6.40%
ATTN DAVE TEN BROECK
P.O. BOX 2999
HARTFORD CT 06104-2999

LINCOLN NATIONAL LIFE INSURANCE COMPANY           5.16%
1300 S. CLINTON STREET
FORT WAYNE IN 46802-3506

LINCOLN NATIONAL LIFE INSURANCE COMPANY                              9.58%
1300 S. CLINTON STREET
FORT WAYNE IN 46802-3506

MERRILL LYNCH LIFE INSURANCE CO                   5.57%
FBO THE SOLE BENEFIT OF CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

METLIFE INVESTORS VA/VL                                             11.47%
ACCOUNT ONE
ATTN: STACIE GANNON
PO BOX 295
DES MOINES IA 50301-0295

AIM V.I. INTERNATIONAL GROWTH FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
SECURITY BENEFIT LIFE                                               16.36%
FBO UNBUNDLED
C/O VARIABLE ANNUITY DEPT
1 SW SECURITY BENEFIT PL
TOPEKA KS 66606-2444

SECURITY BENEFIT LIFE                                               17.01%
SBL ADVANCE DESIGNS
C/O VARIABLE ANNUITY DEPT
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-0001

SUN LIFE FINANCIAL                                7.50%
RETIREMENT PRODUCTS & SERVICES
PO BOX 9134
WELLESLEY HILLS, MA 02481

SUN LIFE ASSURANCE COMPANY OF CANADA (US)         7.12%
P.O. BOX 9133
WELLESLEY HILLS MA 02481-9133

AIM V.I. LARGE CAP GROWTH FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
A I M ADVISORS, INC.                             12.66%            100.00%
ATTN: CORPORATE CONTROLLER
11 GREENWAY PLAZA SUITE 1919
HOUSTON TX 77046-1103

HARTFORD LIFE AND ANNUITY                        74.22%
SEPARATE ACCOUNT
P.O. BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE SEPARATE ACCOUNT                   13.12%
ATTN DAVE TEN BROECK
P.O. BOX 2999
HARTFORD CT 06104-2999

AIM V.I. LEISURE FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
A I M ADVISORS, INC                                                100.00%
ATTN: CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

ING USA ANNUITY AND LIFE INSURANCE CO            99.31%
1475 DUNWOODY DR
WEST CHESTER PA 19380-1478

AIM V.I. MID CAP CORE EQUITY FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO                                          10.40%
AIM VI-AIM VA3
3100 SANDERS RD STE K4A
NORTHBROOK IL 60062-7054

AMERICAN ENTERPRISE LIFE INS CO                                     15.46%
1497 AXP FINANCIAL CTR
MINNEAPOLIC MN 55474-0014

HARTFORD LIFE AND ANNUITY                        64.68%
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE SEPARATE ACCOUNT                   19.30%
ATTN DAVE TEN BROECK
PO BOX 2999
HARTFORD CT 06104-2999

LINCOLN BENEFIT LIFE                                                21.60%
2940 S 84TH ST
LINCOLN NE 68506-4142

SECURITY BENEFIT LIFE                                                6.95%
VARIFLEX Q NAVISYS
1 SW SECURITY BENEFIT PL
TOPEKA KS 66606-2444

AIM V.I. MID CAP CORE EQUITY FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
SECURITY BENEFIT LIFE                                                6.82%
FBO UNBUNDLED
C/O VARIABLE ANNUITY DEPARTMENT
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-1000

TRAVELERS INSURANCE COMPANY                                         10.23%
ATTN SHAREHOLDER ACCOUNTING
ONE TOWER SQUARE 6MS
HARTFORD CT 06183-0002

TRAVELERS LIFE & ANNUITY COMPANY                                     6.61%
ATTN SHAREHOLDER ACCOUNTING
ONE TOWER SQUARE 6MS
HARTFORD CT 06183-0002

AIM V.I. MONEY MARKET FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO                       15.86%
ATTN FINANCIAL CONTROL- CIGNA
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK                                           11.00%
3100 SANDERS ROAD
NORTHBROOK IL 60062-7155

ALLSTATE LIFE INSURANCE COMPANY                  35.97%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                  17.05%
GLAC VA1
P.O. BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE CO                                          89.00%
GLAC VA3
PO BOX 94200
PALATINE IL 60094-4200

AIM V.I. MONEY MARKET FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
SAGE LIFE ASSURANCE OF AMERICA                   19.67%
175 KING ST
ARMONK NY 10504-1606

AIM V.I. REAL ESTATE FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
A I M ADVISORS INC                                                  17.66%
ATTN: CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

AMERICAN NATIONAL GROUP UNALLOCATED               5.56%
1 MOODY PLZ
GALVESTON TX 77550-7947

GE CAPITAL LIFE ASSURANCE CO OF NY                                  65.46
NY CHOICE 160BP
6610 W BROAD ST
RICHMOND VA 23230-1702

GE LIFE AND ANNUITY ASSURANCE CO                                    16.89%
VARIABLE EXTRA CREDIT
ATTN VARIABLE ACCOUNTING
6610 W BROAD ST
RICHMOND VA 23230-1702

JEFFERSON NATIONAL LIFE INSURANCE                 8.52%
9920 CORPORATE CAMPUS DR STE 1000
LOUISVILLE KY 40223-4051

KEMPER INVESTORS LIFE INSURANCE CO               10.82%
VARIABLE SEPARATE ACCOUNT
1600 MCCONNOR PKWY
SCHAUMBURG IL 60196-6801

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
SECURITY BENEFIT LIFE                            17.32%
FBO UNBUNDLED
C/O VARIABLE ANNUITY DEPARTMENT
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-1000

SECURITY BENEFIT LIFE                             7.74%
VARIFLEX Q NAVISYS
1 SW SECURITY BENEFIT PL
TOPEKA KS 66606-2444

SECURITY BENEFIT LIFE                             5.24%
SBL ADVANCE DESIGNS
C/O VARIABLE ANNUITY DEPARTMENT
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-1000

SYMETRA LIFE INSURANCE CO                        26.84%
ATTN: MICHEAL ZHANG
SEP ACCTS SC-15
777 108TH AVE NE STE 1200
BELLEVUE WA 98004-5135

AIM V.I. SMALL CAP EQUITY FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
A I M ADVISORS INC                                                  98.01%
ATTN: CORPORATE CONTROLLER
11 GREENWAY PLAZA SUITE 1919
HOUSTON TX 77046-1103

HARTFORD LIFE & ANNUITY                          73.26%
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK
P.O. BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE INSURANCE COMPANY                  25.41%
SEPARATE ACCOUNT
ATTN DAVE TEN BROECK
P.O. BOX 2999
HARTFORD CT 06104-2999

AIM V.I. SMALL COMPANY GROWTH FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
A I M ADVISORS, INC                                                 16.41%
ATTN: CORPORATE CONTROLLER
11 E GREENWAY PLZ STE 1919
HOUSTON TX 77046-1103

AMERICAN NATL GROUP UNALLOCATED                   8.16%
1 MOODY PLZ
GALVESTON TX 77550-7947

ANNUITY INVESTORS LIFE INS CO                     5.87
ATTN TODD GAYHART
580 WALNUT ST
CINCINNATI OH 45202-3110

CONNECTICUT GENERAL LIFE INS                     39.24%
PRODUCT LOB #1501
ATTN BRENDA CHRISTIAN H18D
280 TRUMBULL ST
P.O. BOX 2975
HARTFORD CT 06104-2975

CONNECTICUT GENERAL LIFE INS CO                   8.15%
SEPARATE ACCOUNT FE
ATTN BRENDA CHRISTIAN H18D
280 TRUMBULL ST
P.O. BOX 2975
HARTFORD CT 06104-2975

PRINCIPAL LIFE INSURANCE CO                      12.92%
FVA - PRINCIPAL VARIABLE ANNUITY
ATTN LISA DAGUE
711 HIGH ST
DES MOINES IA 50392-0001

SEPARATE ACCOUNT 65 OF THE                                          83.59%
EQUITABLE LIFE ASSURANCE SOCIETY OF
THE U.S.
1290 AVENUE OF THE AMERICAS
NEW YORK NY 10104-0101

SUN LIFE ASSURANCE CO OF CANADA                  12.61%
FUTURITY (NY)
P.O. BOX 9134
WELLESLEY HLS MA 02481-9134

AIM V.I. TECHNOLOGY FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
ALLSTATE LIFE INSURANCE CO                                          93.21%
GLAC VA3
PO BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE OF NEW YORK                                            6.79%
3100 SANDERS RD
NORTHBROOK IL 60062-7155

AMERICAN SKANDIA LIFE ASSURANCE CO               36.39%
VARIABLE ACCOUNT / SAQ
ATTN INVESTMENT ACCOUNTING
P.O. BOX 883
1 CORPORATE DR
SHELTON CT 06484-6208

CM LIFE INSURANCE CO                              6.04%
FUND OPERATIONS/N255
1295 STATE ST
SPRINGFIELD MA 01111-0001

IDS LIFE INSURANCE COMPANY                       23.18%
222 AXP FINANCIAL CTR
MINNEAPOLIS MN 55474-0002

AIM V.I. UTILITIES FUND

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
ALLMERICA FIN LIFE INS & ANNU                    11.56%
GROUP VEL ACCOUNT
440 LINCOLN ST
SEPARATE ACCOUNTING
MAIL STATION S310
WORCESTER MA 01653-0002

ALLSTATE LIFE INSURANCE CO                                          41.58%
GLAC VA3
PO BOX 94200
PALATINE IL 60094-4200

ALLSTATE LIFE INSURANCE COMPANY                   9.45%
GLAC PROPRIETARY
P.O. BOX 94200
PALATINE IL 60094-4200

                                             SERIES I SHARES   SERIES II SHARES
                                            ----------------   ----------------
                                            PERCENTAGE OWNED   PERCENTAGE OWNED
NAME AND ADDRESS OF PRINCIPAL HOLDER            OF RECORD          OF RECORD
------------------------------------        ----------------   ----------------
ANNUITY INVESTORS LIFE INSURANCE                                    56.31%
580 WALNUT
CINCINNATI OH 45202-3110

KEMPER INVESTORS LIFE INSURANCE CO               27.04%
ATTN INVESTMENT ACCOUNTING LL-2W
P.O. BOX 19097
GREENVILLE SC 29602-9097

GUARDIAN INSURANCE & ANNUITY CO                   7.36%
ATTN EQUITY ACCOUNTING DEPT 3-S-18
BETHLEHEM PA 18017-9097

JOHN HANCOCK LIFE INS CO (USA)                    5.99%
500 BOYLSTON ST STE 400
BOSTON MA 02116-37875.99

MANAGEMENT OWNERSHIP

     As of April 6, 2006, the trustees and officers as a group owned less than 1% of the shares outstanding of each class of any Fund.

                                   APPENDIX G

                                 MANAGEMENT FEES

For the last three fiscal years ended December 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:

                                  2005                                  2004                                  2003
                  ------------------------------------  ------------------------------------  ------------------------------------
                                                NET                                   NET                                   NET
                   MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT
FUND NAME         FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID
---------         -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------  ----------
AIM V.I. Basic     $  740,114    $199,504   $  540,610   $  776,652    $   156    $  776,496   $  670,072    $ 1,157    $  668,915
Balanced Fund

AIM V.I. Basic      6,010,305     404,786    5,605,519    5,071,350      5,972     5,065,378    2,541,285      3,341     2,537,944
Value Fund

AIM V.I. Blue         941,739     122,565      819,174      970,308        792       969,516      675,009        854       674,155
Chip Fund

AIM V.I. Capital    6,447,166       8,070    6,439,096    6,192,972      6,076     6,186,896    5,305,478      5,898     5,299,580
Appreciation
Fund

AIM V.I. Capital    1,427,053      11,009    1,416,044    1,138,855      1,414     1,137,441      735,867      1,296       734,571
Development
Fund


AIM V.I. Core       8,283,089      24,520    8,258,569    9,144,411     22,212     9,122,199    8,597,730     71,875     8,525,855
Equity Fund


AIM V.I.              891,181     154,090      737,091    1,115,158      1,326     1,113,832      616,306        561       615,745
Demographic
Trends Fund


AIM V.I.              365,805     111,016      254,789      417,563        217       417,346      433,226        351       432,875
Diversified
Income Fund


AIM V.I.              859,238       7,530      851,708    1,032,136      2,585     1,029,551    1,023,701     16,682     1,007,019
Dynamics Fund

AIM V.I.            1,254,039       2,512    1,251,527    1,589,014      3,538     1,585,476    1,246,039      1,189     1,244,850
Financial
Services Fund

                                  2005                                  2004                                  2003
                  ------------------------------------  ------------------------------------  ------------------------------------
                                                NET                                   NET                                   NET
                   MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT   MANAGEMENT   MANAGEMENT  MANAGEMENT
FUND NAME         FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID   FEE PAYABLE  FEE WAIVERS   FEE PAID
---------         -----------  -----------  ----------  -----------  -----------  ----------  -----------  -----------  ----------
AIM V.I. Global    2,307,364       9,866     2,297,498   2,740,016       8,321     2,731,695   2,027,613         102     2,027,511
Health Care Fund

AIM V.I            3,556,610     218,537     3,338,073   2,816,229      35,684     2,780,545   2,629,869      10,193     2,619,676
Government
Securities Fund

AIM V.I. High        460,257     112,430       347,827     468,562         623       467,939     203,923         318       203,605
Yield Fund

AIM V.I            2,975,590       5,724     2,969,866   2,340,955       2,156     2,338,799   1,987,244       3,809     1,983,435
International
Growth Fund

AIM V.I. Large        17,816      17,816            --       8,341       8,341           -0-       2,683       2,683           -0-
Cap Growth Fund*

AIM V.I. Leisure     391,455      82,448       309,007     320,330      22,726       297,604     124,471      62,608        61,863
Fund

AIM V.I. Mid Cap   4,227,362      20,795     4,206,567   2,917,207      12,691     2,904,516   1,192,366       5,000     1,187,366
Core Equity Fund

AIM V.I. Money       218,849          --       218,849     279,009         -0-       279,009     430,021         -0-       430,021
Market Fund

AIM V.I. Real        774,807     131,049       643,758     413,031      50,176       362,855     161,033          62       160,971
Estate Fund**

AIM V.I. Small       278,323     115,253       163,070     124,241     103,556        20,685       3,921       3,921           -0-
Cap Equity Fund*

AIM V.I. Small       313,373      58,928       254,445     338,067      34,261       303,806     299,443      18,166       281,277
Company Growth
Fund

AIM V.I            1,352,694       2,094     1,350,600   1,387,379       2,413     1,384,966   1,027,939       1,660     1,026,279
Technology Fund

AIM V.I            1,043,296      43,450       999,846     614,369       3,095       611,274     258,226         263       257,963
Utilities Fund

*    Commenced operations on September 1, 2003.

**   Fee information prior to April 30, 2004, relates to predecessor fund.

                                   APPENDIX H
                               PORTFOLIO MANAGERS

PORTFOLIO MANAGER FUND HOLDINGS AND INFORMATION ON OTHER MANAGED ACCOUNTS

     AIM's portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers' investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and
(iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2005:

                                                                            OTHER POOLED
                                                                        INVESTMENT VEHICLES      OTHER ACCOUNTS
                                         OTHER REGISTERED MUTUAL FUNDS  (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)
                        DOLLAR RANGE OF      (ASSETS IN MILLIONS)       --------------------  --------------------
                         INVESTMENTS IN  -----------------------------    NUMBER OF            NUMBER OF
   PORTFOLIO MANAGER      EACH FUND(1)   NUMBER OF ACCOUNTS    ASSETS      ACCOUNTS  ASSETS     ACCOUNTS   ASSETS
   -----------------    ---------------  ------------------  ---------    ---------  ------    ---------  --------
                                         AIM V.I. AGGRESSIVE GROWTH FUND

Kirk L. Anderson              None               13          $11,545.0          1    $ 68.4      212(2)   $   30.6
James G. Birdsall             None               13          $12,707.2          1    $ 68.4      212(2)   $   30.6
Lanny H. Sachnowitz           None               14          $18,523.4          1    $ 68.4      212(2)   $   30.6

                                           AIM V.I. BASIC BALANCED FUND

R. Canon Coleman, II          None                7          $ 9,902.4          1    $ 16.7     3137(2)   $  977.7
Jan H. Friedli                None                5          $ 3,129.9          2    $748.1     None          None
Brendan D. Gau(3)             None             None               None       None      None     None          None
Scot W. Johnson               None                8          $ 4,896.2          2    $748.1     None          None
Matthew W. Seinsheimer        None                7          $ 9,902.4          1    $ 16.7     3137(2)   $  977.7

----------
(1) This column reflects investments in a Fund's shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

(3) Mr. Gau began serving as a portfolio manager on AIM V.I. Basic Balanced Fund and AIM V.I. Diversified Income Fund on May 1, 2006.

                                                                            OTHER POOLED
                                                                        INVESTMENT VEHICLES      OTHER ACCOUNTS
                                         OTHER REGISTERED MUTUAL FUNDS  (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)
                        DOLLAR RANGE OF      (ASSETS IN MILLIONS)       --------------------  --------------------
                         INVESTMENTS IN  -----------------------------    NUMBER OF            NUMBER OF
   PORTFOLIO MANAGER      EACH FUND(1)   NUMBER OF ACCOUNTS    ASSETS      ACCOUNTS  ASSETS     ACCOUNTS   ASSETS
   -----------------    ---------------  ------------------  ---------    ---------  ------    ---------  --------
Michael J. Simon              None               11          $11,186.1          1    $ 16.7     3137(2)   $  977.7
Bret W. Stanley               None               10          $18,986.6          1    $ 16.7     3137(2)   $  977.7

                                            AIM V.I. BASIC VALUE FUND

R. Canon Coleman, II          None                7          $ 9,147.4          1    $ 16.7     3137(2)   $  977.7
Matthew W. Seinsheimer        None                7          $ 9,147.4          1    $ 16.7     3137(2)   $  977.7
Michael J. Simon              None               11          $10,431.1          1    $ 16.7     3137(2)   $  977.7
Bret W. Stanley               None               10          $18,231.7          1    $ 16.7     3137(2)   $  977.7

                                             AIM V.I. BLUE CHIP FUND

Kirk L. Anderson              None               13          $11,568.6          1    $ 68.4      212(2)   $   30.6

                                        AIM V.I. CAPITAL APPRECIATION FUND

Kirk L. Anderson              None               13          $10,530.6          1    $ 68.4      212(2)   $   30.6
James G. Birdsall             None               13          $11,692.7          1    $ 68.4      212(2)   $   30.6
Robert J. Lloyd               None                7          $ 8,620.7          1    $ 68.4      212(2)   $   30.6
Lanny H. Sachnowitz           None               14          $17,509.0          1    $ 68.4      212(2)   $   30.6

                                        AIM V.I. CAPITAL DEVELOPMENT FUND

Paul R. Rasplicka             None                5          $ 3,517.5       None      None        1(2)   $    0.4

                                            AIM V.I. CORE EQUITY FUND

Ronald S. Sloan               None                9          $13,878.9          1    $ 11.1     9451(2)   $2,220.0

                                             AIM V.I. CORE STOCK FUND

Ronald S. Sloan               None                9          $15,046.9          1    $ 11.1     9451(2)   $2,220.0

                                         AIM V.I. DEMOGRAPHIC TRENDS FUND

Kirk L. Anderson              None               13          $11,625.4          1    $ 68.4      212(2)   $   30.6
James. G. Birdsall            None               13          $12,787.5          1    $ 68.4      212(2)   $   30.6
Lanny H. Sachnowitz           None               14          $18,603.8          1    $ 68.4      212(2)   $   30.6

                                        AIM V.I. DIVERSIFIED DIVIDEND FUND

Meggan M. Walsh               None                4          $ 2,888.9       None      None     None          None

                                                                            OTHER POOLED
                                                                        INVESTMENT VEHICLES      OTHER ACCOUNTS
                                         OTHER REGISTERED MUTUAL FUNDS  (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)
                        DOLLAR RANGE OF      (ASSETS IN MILLIONS)       --------------------  --------------------
                         INVESTMENTS IN  -----------------------------    NUMBER OF            NUMBER OF
   PORTFOLIO MANAGER      EACH FUND(1)   NUMBER OF ACCOUNTS    ASSETS      ACCOUNTS  ASSETS     ACCOUNTS   ASSETS
   -----------------    ---------------  ------------------  ---------    ---------  ------    ---------  --------
                                         AIM V.I. DIVERSIFIED INCOME FUND

Peter Ehret(4)                None                2          $ 1,013.7          1    $  7.1     None          None
Jan H. Friedli                None                5          $ 3,170.7          2    $748.1     None          None
Brendan D. Gau(3)             None             None               None       None      None     None          None
Carolyn L. Gibbs              None                3          $ 1,659.1          1    $  7.1     None          None
Darren S. Hughes(4)           None                2          $ 1,013.7          1    $  7.1     None          None
Scot W. Johnson               None                8          $ 4,937.0          2    $748.1     None          None

                                              AIM V.I. DYNAMICS FUND

Karl Farmer                   None                3           $2,106.3       None      None     None          None
Paul J. Rasplicka             None                5           $3,606.7       None      None        1(2)   $    0.4

                                         AIM V.I. FINANCIAL SERVICES FUND

Michael J. Simon              None               11          $11,141.2          1    $ 16.7     3137(2)   $  977.7
Meggan M. Walsh               None                3          $ 2,747.2       None      None     None          None

                                           AIM V.I. GLOBAL EQUITY FUND

Derek S. Izuel                None                5          $ 1,274.2          6    $901.9     None          None
Duy Nguyen                    None                5          $ 1,274.2          6    $901.9     None          None

                                         AIM V.I. GLOBAL HEALTH CARE FUND

Derek Tanner                  None                4          $ 1,864.2          4    $346.5     None          None

                                       AIM V.I. GOVERNMENT SECURITIES FUND

Clint W. Dudley               None                2          $   935.2       None      None     None          None
Scot W. Johnson               None                8          $ 4,161.9          2    $748.1     None          None

                                               AIM V.I. GROWTH FUND

James G. Birdsall             None               13          $12,535.8          1    $ 68.4      212(2)   $   30.6
Lanny H. Sachnowitz           None               14          $18,352.1          1    $ 68.4      212(2)   $   30.6

----------
(4) Mr. Ehret and Mr. Hughes began serving as portfolio managers on AIM V.I. Diversified Income Fund on May 1, 2006.

                                                                            OTHER POOLED
                                                                         INVESTMENT VEHICLES     OTHER ACCOUNTS
                                         OTHER REGISTERED MUTUAL FUNDS  (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)
                        DOLLAR RANGE OF       (ASSETS IN MILLIONS)      --------------------  --------------------
                         INVESTMENTS IN  -----------------------------   NUMBER OF            NUMBER OF
PORTFOLIO MANAGER         EACH FUND(1)   NUMBER OF ACCOUNTS    ASSETS     ACCOUNTS   ASSETS    ACCOUNTS    ASSETS
-----------------       ---------------  ------------------  ---------   ---------  --------  ---------  ---------
                                             AIM V.I. HIGH YIELD FUND
Peter Ehret                   None                1          $   956.7        1     $    7.1   None           None
Carolyn L. Gibbs              None                3          $ 1,658.1        1     $    7.1   None           None
Darren S. Hughes              None                1          $   956.7        1     $    7.1   None           None

                                     AIM V.I. INTERNATIONAL CORE EQUITY FUND

Erik B. Granade               None                3          $   777.9       10     $2,359.4    128      $14,645.4
W. Lindsay Davidson           None                3          $   777.9       10     $2,359.4    128      $14,645.4
Michele T. Garren             None                3          $   777.9       10     $2,359.4    128      $14,645.4
Kent A. Starke                None                3          $   777.9       10     $2,359.4    128      $14,645.4
Ingrid E. Baker               None                3          $   777.9       10     $2,359.4    128      $14,645.4

                                        AIM V.I. INTERNATIONAL GROWTH FUND

Shuxin Cao                    None                8          $ 4,667.9        1     $   30.6    692(2)   $   289.6
Matthew W. Dennis             None                5          $ 3,795.2        4     $  155.8   None           None
Jason T. Holzer               None                8          $ 5,368.5       10     $2,574.4    692(2)   $   289.6
Clas G. Olsson                None                6          $ 3,857.3       10     $2,574.4    692(2)   $   289.6
Barrett K. Sides              None                6          $ 3,166.6        1     $   30.6    692(2)   $   289.6

                                          AIM V.I. LARGE CAP GROWTH FUND

Geoffrey V. Keeling           None                3          $ 1,210.8        1     $    9.2     14(2)   $     3.8
Robert L. Shoss               None                3          $ 1,210.8        1     $    9.2     14(2)   $     3.8

                                              AIM V.I. LEISURE FUND

Mark D. Greenberg             None                2          $ 1,117.5        2     $   95.3   None           None

                                        AIM V.I. MID CAP CORE EQUITY FUND

Ronald S. Sloan               None                9          $14,495.7        1     $   11.1   9451(2)   $ 2,220.0

                                           AIM V.I. PREMIER EQUITY FUND

Lanny H. Sachnowitz           None               14          $17,109.2        1     $   68.4    212(2)   $    30.6
Ronald S. Sloan               None                9          $13,568.3        1     $   11.1   9451(2)   $ 2,220.0

                                                                            OTHER POOLED
                                                                         INVESTMENT VEHICLES     OTHER ACCOUNTS
                                         OTHER REGISTERED MUTUAL FUNDS  (ASSETS IN MILLIONS)  (ASSETS IN MILLIONS)
                        DOLLAR RANGE OF       (ASSETS IN MILLIONS)      --------------------  --------------------
                         INVESTMENTS IN  -----------------------------   NUMBER OF            NUMBER OF
PORTFOLIO MANAGER         EACH FUND(1)   NUMBER OF ACCOUNTS    ASSETS     ACCOUNTS   ASSETS    ACCOUNTS    ASSETS
-----------------       ---------------  ------------------  ---------   ---------  --------  ---------  ---------
Bret W. Stanley               None               10          $17,521.1        1     $   16.7   3137(2)   $   977.7

                                            AIM V.I. REAL ESTATE FUND

Mark Blackburn                None                6          $ 3,059.7        7     $  564.7     51      $ 3,134.0
James Cowen(5)                None              None              None      None        None   None           None
Joe V. Rodriguez, Jr          None                6          $ 3,059.7        7     $  564.7     51      $ 3,134.0
James W. Trowbridge           None                6          $ 3,059.7        7     $  564.7     51      $ 3,134.0
Ping-Ying Wang(5)             None              None              None      None        None   None           None

                                          AIM V.I. SMALL CAP EQUITY FUND

Juliet S. Ellis               None                8          $ 2,970.7      None        None   None           None
Juan R. Hartsfield(6)         None                7          $ 2,542.5      None        None   None           None

                                        AIM V.I. SMALL COMPANY GROWTH FUND

Juliet S. Ellis               None                8          $ 2,982.9      None        None   None           None
Juan R. Hartsfield            None                6          $ 2,511.4      None        None   None           None

                                             AIM V.I. TECHNOLOGY FUND

Michelle Fenton               None                1          $ 1,209.1        4     $  397.9   None           None

                                              AIM V.I. UTILITIES FUND

John S. Segner                None                4          $ 2,029.6        2     $  259.5      2(2)   $    28.3

POTENTIAL CONFLICTS OF INTEREST

          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

- The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio

----------
(5) Mr. Cowan and Ms. Wang each began serving as portfolio managers on AIM V.I. Real Estate Fund on January 1, 2006.

(6) Mr. Hartsfield began serving as a portfolio manager on AIM V.I. Small Cap Equity Fund on May 1, 2006.

     manager are managed using the same investment models that are used in connection with the management of the Funds.

- If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

- With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

- Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

          AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

DESCRIPTION OF COMPENSATION STRUCTURE

AIM ADVISORS, INC.

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary. In setting the base salary, AIM's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

- ANNUAL BONUS. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

     High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC. (SUB-ADVISOR TO AIM V.I. INTERNATIONAL CORE EQUITY FUND)

Each portfolio manager's compensation consists of the following five elements:

- BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

- ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

- EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

- PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

- PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

INVESCO INSTITUTIONAL, (N.A.) INC. (SUB-ADVISOR TO AIM V.I. REAL ESTATE FUND)

Each portfolio manager's compensation consists of the following five elements:

     - BASE SALARY. Each portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

     - ANNUAL BONUS. Each portfolio manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups.. The remaining portion of the bonus is discretionary and is determined by the sub-advisor's Chief Investment Officer and Chief Executive Officer.

     - EQUITY-BASED COMPENSATION. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

     - PARTICIPATION IN GROUP INSURANCE PROGRAMS. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

PARTICIPATION IN DEFERRED COMPENSATION PLAN. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

                                   APPENDIX I

                          ADMINISTRATIVE SERVICES FEES

     The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended December 31:

             FUND NAME                   2005         2004         2003
             ---------                ----------   ----------   ----------
AIM V.I. Basic Balanced Fund          $  255,807   $  265,946   $  240,713
AIM V.I. Basic Value Fund              2,271,261    1,908,101      948,718
AIM V.I. Blue Chip Fund                  350,680      359,043      265,238
AIM V.I. Capital Appreciation Fund     2,660,779    2,510,722    1,906,559
AIM V.I. Capital Development Fund        506,813      410,377      277,771
AIM V.I. Core Equity Fund              3,555,685    3,911,626    2,696,121
AIM V.I. Demographic Trends Fund         330,968      385,564      219,678
AIM V.I. Diversified Income Fund         154,692      164,221      158,727
AIM V.I. Dynamics Fund                   335,943      381,088      371,708
AIM V.I. Financial Services Fund         465,794      577,778      450,267
AIM V.I. Global Health Care Fund         840,377      994,456      726,423
AIM V.I. Government Securities Fund    2,024,797    1,561,525    1,416,373
AIM V.I. High Yield Fund                 223,050      223,282      116,171
AIM V.I. International Growth Fund       996,048      737,999      574,278
AIM V.I. Large Cap Growth Fund(1)         51,916       50,049       17,790
AIM V.I. Leisure Fund                    180,452      145,439       53,980
AIM V.I. Mid Cap Core Equity Fund      1,586,512    1,088,325      447,630
AIM V.I. Money Market Fund               151,196      177,043      234,416
AIM V.I. Real Estate Fund(2)             241,239      130,388       57,415
AIM V.I. Small Cap Equity Fund(1)        130,414       84,182       18,048
AIM V.I. Small Company Growth Fund       155,316      146,880      115,803
AIM V.I. Technology Fund                 494,632      500,491      373,205
AIM V.I. Utilities Fund                  463,332      277,440      124,050

(1)  Commenced operations on September 1, 2003.

(2) Prior to April 30, 2004, INVESCO either directly or through affiliated companies, provided certain administrative subaccounting, and recordkeeping services to AIM V.I. Real Estate Fund under a prior administrative service agreement.

                                   APPENDIX J

                              BROKERAGE COMMISSIONS

Brokerage commissions* paid by each of the Funds listed below during the last three fiscal years ended December 31, were as follows:

                 FUND                       2005         2004         2003
                 ----                    ----------   ----------   ----------
AIM V.I. Basic Balanced Fund .........   $   21,203   $   28,539   $  193,685
AIM V.I. Basic Value Fund ............      294,952      303,397      491,798
AIM V.I. Blue Chip Fund ..............      199,374      104,862       94,336
AIM V.I. Capital Appreciation Fund ...    2,068,125    1,715,908    1,510,636
AIM V.I. Capital Development Fund ....      525,615      396,080      313,340
AIM V.I. Core Equity Fund ............    1,662,414    1,863,698    1,346,577
AIM V.I. Demographic Trends Fund .....      288,272      499,491      424,117
AIM V.I. Diversified Income Fund .....            0           68          -0-
AIM V.I. Dynamics Fund ...............      299,712      468,914      276,545
AIM V.I. Financial Services Fund .....       48,974      350,290      107,416
AIM V.I. Global Health Care Fund .....      614,742    1,471,720      188,913
AIM V.I. Government Securities Fund ..          N/A          -0-          -0-
AIM V.I. High Yield Fund .............          150        2,287        1,105
AIM V.I. International Growth Fund ...      672,128      694,935      876,842
AIM V.I. Large Cap Growth Fund** .....        6,368        2,882        1,749
AIM V.I.  Leisure Fund ...............       33,323       33,290       12,212
AIM V.I. Mid Cap Core Equity Fund ....      881,607      609,099      341,186
AIM V.I. Money Market Fund ...........          N/A          -0-          -0-
AIM V.I. Real Estate Fund ............      129,032       75,806       42,840
AIM V.I. Small Cap Equity Fund** .....       62,530       88,814        4,140
AIM V.I. Small Company Growth Fund ...      301,980      352,979      137,507
AIM V.I. Technology Fund .............      760,447      992,768      153,086
AIM V.I. Utilities Fund ..............      150,751      273,041       57,944

* Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

**   Commenced operations on September 1, 2003.

                                   APPENDIX K

             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

     During the last fiscal year ended December 31, 2005, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

                                                            Related
                                                           Brokerage
                 Fund                     Transactions    Commissions
                 ----                    --------------   -----------
AIM V.I. Basic Balanced Fund .........   $   20,226,915    $   33,063
AIM V.I. Basic Value Fund ............      244,687,040       347,958
AIM V.I. Blue Chip Fund ..............      159,406,624       188,510
AIM V.I. Capital Appreciation Fund ...    1,635,964,988     2,013,720
AIM V.I. Capital Development Fund ....      318,323,239     1,035,614
AIM V.I. Core Equity Fund ............    1,246,754,316     1,599,117
AIM V.I. Demographic Trends Fund .....      211,626,435       291,228
AIM V.I. Diversified Income Fund .....                0             0
AIM V.I. Dynamics Fund ...............      183,664,616       520,741
AIM V.I. Financial Services Fund .....       82,983,126        86,664
AIM V.I. Global Health Care Fund .....      346,582,402       819,152
AIM V.I. Government Securities Fund ..              N/A           N/A
AIM V.I. High Yield Fund .............           69,341           150
AIM V.I. International Growth Fund ...      319,543,143       753,908
AIM V.I. Large Cap Growth Fund .......        6,976,748         5,643
AIM V.I. Leisure Fund ................       27,680,751        53,865
AIM V.I. Mid Cap Core Equity Fund ....      543,910,253       808,733
AIM V.I. Money Market Fund ...........              N/A           N/A
AIM V.I. Real Estate Fund ............       66,324,051       105,124
AIM V.I. Small Cap Equity Fund .......       36,872,086       134,376
AIM V.I. Small Company Growth Fund ...      100,643,752       415,401
AIM V.I. Technology Fund .............      321,938,972       927,587
AIMI V.I. Utilities Fund .............      117,361,450       139,797

* Amount is inclusive of commissions paid to, and brokerage transactions placed with, certain brokers that provide execution, research and other services.


     Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended December 31, 2005 were as follows:

           FUND / ISSUER                 SECURITY     MARKET VALUE
           -------------              -------------   ------------
AIM V.I. Basic Balanced Fund
   Credit Suisse First Boston, Inc.   Bonds & Notes    $    15,157
   JPMorgan Chase & Co.               Common Stock     $ 2,153,897
   Lehman Brothers Inc.               Bonds & Notes    $   101,143
   Merrill Lynch & Co., Inc.          Common Stock     $ 1,232,686
   Morgan Stanley                     Common Stock     $ 1,310,694
AIM V.I. Basic Value Fund
   JPMorgan Chase & Co.               Common Stock     $30,271,166
   Merrill Lynch & Co., Inc.          Common Stock     $17,057,801
   Morgan Stanley                     Common Stock     $19,005,063

           FUND / ISSUER                 SECURITY     MARKET VALUE
           -------------              -------------   ------------
AIM V.I. Blue Chip Fund
   Goldman Sachs Group, Inc. (The)    Common Stock     $ 3,326,973
   Lehman Brothers Holdings Inc.      Common Stock     $ 1,296,824
   Merrill Lynch & Co., Inc.          Common Stock     $ 1,497,443
AIM V.I. Capital Appreciation Fund
   Goldman Sachs Group, Inc. (The)    Common Stock     $14,699,421
   Merrill Lynch & Co., Inc.          Common Stock     $11,302,444
AIM V.I. Core Equity Fund
   Merrill Lynch & Co., Inc.          Common Stock     $17,704,351
   Morgan Stanley                     Common Stock     $17,657,715
AIM V.I. Demographic Trends Fund
   Goldman Sachs Group, Inc. (The)    Common Stock     $ 1,851,795
   Lehman Brothers Holding Inc.       Common Stock     $ 1,097,648
AIM V.I. Financial Services Fund
   JPMorgan Chase & Co.               Common Stock     $ 8,750,097
   Lehman Brothers Holdings Inc.      Common Stock     $ 2,548,789
   Merrill Lynch & Co., Inc.          Common Stock     $ 7,420,296
   Morgan Stanley                     Common Stock     $ 5,674,567
AIM V.I. Large Cap Growth Fund
   Bear Stearns Cos. Inc. (The)       Common Stock     $    41,591
   Goldman Sachs Group, Inc. (The)    Common Stock     $    91,313
   Lehman Brothers Holdings Inc.      Common Stock     $   114,071

                                   APPENDIX L

    CERTAIN FINANCIAL INSTITUTIONS THAT RECEIVE ONE OR MORE TYPES OF PAYMENTS

1ST Global Capital Corporation
A G Edwards & Sons, Inc.
ADP Broker Dealer, Inc.
Advantage Capital Corporation
Advest, Inc
Allstate Life Insurance Company
American General Securities, Inc.
American Skandia Life Assurance Corporation
American United Life Insurance Company
Ameriprise Financial Services, Inc.
Amsouth Investment Services, Inc.
Associated Investment Services
Associated Securities Corporation
B N Y Investment Center Inc.
Banc One Securities Corporation
Bank of Oklahoma N.A.
Cadaret Grant & Company, Inc.
Cambridge Investment Research, Inc.
Capital Analysts, Inc.
Charles Schwab & Company, Inc.
Chase Investment Services Corporation
CitiCorp Investment Services
Citigroup Global Markets, Inc.
Citistreet Equities LLC
City National Bank
Comerica Bank
Comerica Securities, Inc.
Commonwealth Financial Network
Compass Brokerage, Inc.
Contemporary Financial Solutions, Inc.
CUNA Brokerage Services, Inc.
CUSO Financial Services, Inc.
Equity Services, Inc.
Fidelity Brokerage Services, LLC
Fidelity Institutional Operations Company, Inc.
Financial Network Investment Corporation
Fintegra Financial Solutions
Frost Brokerage Services, Inc.
FSC Securities Corporation
Great West Life & Annuity Company
Guardian Insurance & Annuity Company, Inc.
H & R Block Financial Advisors, Inc.
H Beck, Inc.
H. D. Vest Investment Securities, Inc.
Hibernia Investments LLC
Hilliard Lyons, Inc.
Hornor Townsend & Kent, Inc.
HSBC Brokerage, Inc.
Infinex Investments, Inc.
ING Financial Partners, Inc.
ING USA Annuity and Life Insurance Company
Intersecurities, Inc.
INVEST Financial Corporation, Inc.
Investment Centers of America, Inc.
Investments By Planners, Inc.
Investors Capital Corporation
Jefferson Pilot Securities Corporation
Lasalle Street Securities LLC
Leg Mason Wood Walker, Inc.
Lincoln Financial Advisors Corporartion
Lincoln Investment Planning, Inc.
Linsco/Private Ledger Corporation
M & I Brokerage Services, Inc.
M & T Securities, Inc.
M M L Investors Services, Inc.
Manulife Wood Logan, Inc.
McDonald Investments, Inc.
Mellon Bank, N.A.
Merrill Lynch & Company, Inc.
Merrill Lynch Life Insurance Company
Metlife Securities, Inc.
Money Concepts Capital Corporation
Morgan Keegan & Company, Inc.
Morgan Stanley DW Inc.
Morningstar, Inc.
Multi-Financial Securities Corporation
Mutual Service Corporation
N F P Securities, Inc.
NatCity Investments, Inc.
National Planning Corporation
Nationwide Financial Services, Inc.
Nationwide Investment Services Corporation
Nationwide Life and Annuity Company of America
Nationwide Life and Annuity Insurance Company of America
Nationwide Life Insurance Company
New England Securities Corporation
Next Financial Group, Inc.
Northwestern Mutual Investment Services
NYLIFE Distributors, LLC
Oppenheimer & Company, Inc.
Pershing LLC
PFS Investments, Inc.
Piper Jaffray & Company
Popular Securities, Inc.
Prime Capital Services, Inc.
Primevest Financial Services, Inc.
Proequities, Inc.
R B C Centura Securities, Inc.
R B C Dain Rauscher, Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Royal Alliance Associates, Inc.
S I I Investments, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Benefit life Insurance Company
Sentra Securities Corporation
Sigma Financial Corporation
Signator Investors, Inc.
Spelman & Company, Inc.
State Farm VP Management Corp
Stifel Nicolaus & Company, Inc.
Sungard Investment Products, Inc.
SunTrust Bank, Central Florida, N.A.
TD Waterhouse Investor Services, Inc.
Terra Securities Corporation
TFS Securities, Inc.
Tower Square Securities, Inc.
Transamerica Financial Advisors, Inc.
Transamerica Life Insurance & Annuity Company
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
United Planner Financial Service
USAllianz Securities, Inc.
UVEST Financial Services, Inc.
V S R Financial Services, Inc.
VALIC Financial Advisors, Inc.
Wachovia Securities, LLC
Walnut Street Securities, Inc.
Waterstone Financial Group, Inc.
Webster Investments Service Inc.
Wells Fargo Bank, N.A.
Wells Fargo Investments, LLC
Woodbury Financial Services, Inc.
X C U Capital Corporation, Inc.

                                   APPENDIX M

     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLAN

     A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plan for the fiscal year or period ended December 31, 2005 are as follows:

                                              SERIES I   SERIES II
FUND                                           SHARES      SHARES
----                                          --------   ---------
AIM V.I. Basic Balanced Fund ..............      N/A      $ 14,086
AIM V.I. Basic Value Fund..................      N/A       884,933
AIM V.I. Blue Chip Fund....................      N/A         3,495
AIM V.I. Capital Appreciation Fund.........      N/A       562,106
AIM V.I. Capital Development Fund..........      N/A       189,905
AIM V.I. Core Equity Fund..................      N/A         9,800
AIM V.I. Demographic Trends Fund...........      N/A       118,911
AIM V.I. Diversified Income Fund...........      N/A         2,382
AIM V.I. Dynamics Fund.....................      N/A            29
AIM V.I. Financial Services Fund...........      N/A            27
AIM V.I. Global Health Care Fund...........      N/A            26
AIM V.I. Government Securities Fund........      N/A        45,415
AIM V.I. High Yield Fund...................      N/A         3,521
AIM V.I. International Growth Fund.........      N/A        87,003
AIM V.I. Large Cap Growth Fund.............      N/A         1,486
AIM V.I. Leisure Fund......................      N/A            27
AIM V.I. Mid Cap Core Equity Fund..........      N/A       111,000
AIM V.I. Money Market Fund.................      N/A        11,398
AIM V.I. Real Estate Fund..................      N/A            57
AIM V.I. Small Cap Equity Fund.............      N/A         1,582
AIM V.I. Small Company Growth Fund.........      N/A            29
AIM V.I. Technology Fund...................      N/A           371
AIM V.I. Utilities Fund....................      N/A         1,721

                                   APPENDIX N

          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLAN

     An estimate by category of the allocation of actual fees paid by Series II shares of the Funds during the fiscal year or period ended December 31, 2005 follows:

                                                    PRINTING              COMPENSATION   COMPENSATION    ANNUAL
                                                        &                      TO          TO SALES      REPORT
                                      ADVERTISING    MAILING   SEMINARS      DEALER*       PERSONNEL      TOTAL
                                      -----------   --------   --------   ------------   ------------   --------
AIM V.I. Basic Balanced Fund               --          --         --        $ 14,086          --        $ 14,086
AIM V.I. Basic Value Fund                  --          --         --         884,933          --         884,933
AIM V.I. Blue Chip Fund                    --          --         --           3,495          --           3,495
AIM V.I. Capital Appreciation Fund         --          --         --         562,106          --         562,106
AIM V.I. Capital Development Fund          --          --         --         189,905          --         189,905
AIM V.I. Core Equity Fund                  --          --         --           9,800          --           9,800
AIM V.I. Demographic Trends Fund           --          --         --         118,911          --         118,911
AIM V.I. Diversified Income Fund           --          --         --           2,382          --           2,382
AIM V.I. Dynamics Fund                     --          --         --              29          --              29
AIM V.I. Financial Services Fund           --          --         --              27          --              27
AIM V.I. Global Health Care Fund           --          --         --              26          --              26
AIM V.I. Government Securities Fund        --          --         --          45,415          --          45,415
AIM V.I. High Yield Fund                   --          --         --           2,929          --           2,929
AIM V.I. International Growth Fund         --          --         --          87,004          --          87,004
AIM V.I. Large Cap Growth Fund             --          --         --           1,199          --           1,199
AIM V.I. Leisure Fund                      --          --         --              22          --              22
AIM V.I. Mid Cap Core Equity Fund          --          --         --         110,999          --         110,999
AIM V.I. Money Market Fund                 --          --         --          11,398          --          11,398
AIM V.I. Real Estate Fund                  --          --         --              55          --              55
AIM V.I. Small Cap Equity Fund             --          --         --           1,280          --           1,280
AIM V.I. Small Company Growth Fund         --          --         --              23          --              23
AIM V.I. Technology Fund                   --          --         --             371          --             371
AIM V.I. Utilities Fund                    --          --         --           1,721          --           1,721

* Compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of the Shares to fund variable annuity and variable insurance contracts investing directly in the Shares.

                                  APPENDIX O-1
                    PENDING LITIGATION ALLEGING MARKET TIMING

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and are based on allegations of improper market timing and related activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of February 16, 2006 (with the exception of the Sayegh lawsuit discussed below).

     RICHARD LEPERA, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

     MIKE SAYEGH, ON BEHALF OF THE GENERAL PUBLIC, V. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

     RAJ SANYAL, DERIVATIVELY ON BEHALF OF NATIONS INTERNATIONAL EQUITY FUND, V. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

     State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

     L. SCOTT KARLIN, DERIVATIVELY ON BEHALF OF INVESCO FUNDS GROUP, INC. V. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of
     Section 36(b) of the Investment Company Act of 1940 ("Investment Company Act"), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     RICHARD RAVER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JERRY FATTAH, CUSTODIAN FOR BASIM FATTAH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE

     FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     EDWARD LOWINGER AND SHARON LOWINGER, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOEL GOODMAN, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

     STEVEN B. EHRLICH, CUSTODIAN FOR ALEXA P. EHRLICH, UGTMA/FLORIDA, AND DENNY
     P. JACOBSON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     JOSEPH R. RUSSO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act ("ERISA"). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the "Retirement Plan") resulting from the defendants' breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan's assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan's assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

     PAT B. GORSUCH AND GEORGE L. GORSUCH V. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

     LORI WEINRIB, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

     ROBERT S. BALLAGH, JR., INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     JONATHAN GALLO, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE

     OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of:
     Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

     EILEEN CLANCY, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER'S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER'S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS"), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (COLLECTIVELY KNOWN AS THE "INVESCO FUNDS REGISTRANTS"), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

     SCOTT WALDMAN, ON BEHALF OF HIMSELF AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     CARL E. VONDER HAAR AND MARILYN P. MARTIN, ON BEHALF OF THEMSELVES AND ALL OTHERS SIMILARLY SITUATED, V. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

     HENRY KRAMER, DERIVATIVELY ON BEHALF OF INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., DEFENDANTS, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, NOMINAL DEFENDANTS, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

     CYNTHIA L. ESSENMACHER, DERIVATIVELY ON BEHALF OF THE INVESCO DYNAMICS FUND AND THE REMAINING "INVESCO FUNDS" V. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, DEFENDANTS, AND INVESCO DYNAMICS FUND AND THE "INVESCO FUNDS", NOMINAL DEFENDANTS, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

     ANNE G. PERENTESIS (WIDOW) V. AIM INVESTMENTS, ET AL (INVESCO FUNDS GROUP, INC.), in the District Court of Maryland for Baltimore County (Case No. 080400228152005), filed on July 21, 2005. This claim alleges financial losses, mental anguish and emotional distress as a result of unlawful market timing and related activity by the defendants. The plaintiff in this case is seeking damages and costs ad expenses.

     Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al. and Mike Sayegh v. Janus Capital Corporation, et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar and Sayegh lawsuits continue to seek remand of their lawsuits to state court. Set forth below is detailed information about these three amended complaints.

     RICHARD LEPERA, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), V. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND

     FUNDS, AIM SECTOR FUNDS, AIM TREASURER'S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY
     J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a) (2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

     CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L. SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, DERIVATIVELY ON BEHALF OF THE MUTUAL FUNDS, TRUSTS AND CORPORATIONS COMPRISING THE INVESCO AND AIM FAMILY OF MUTUAL FUNDS V. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD
     J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT
     R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., DEFENDANTS, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT

     WERE MANAGED BY INVESCO AND AIM, NOMINAL DEFENDANTS, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

     MIRIAM CALDERON, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys' fees; and equitable restitution.

     On March 1, 2006, the MDL Court entered orders on Defendants' Motions to dismiss in the derivative (Essenmacher) and class action (Lepera) lawsuits. The MDL Court dismissed all derivative causes of action in the Essenmacher lawsuit but two: (i) the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"); and (ii) the "control person liability" claim under Section 48 of the 1940 Act. The MDL Court dismissed all claims asserted in the Lepera class action lawsuit but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934; (ii) the excessive fee claim under Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and (iii) the "control person liability" claim under Section 48 of the 1940 Act. Based on the MDL Court's March 1, 2006 orders, all claims asserted against the Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the derivative (Essenmacher) lawsuit.

     On February 27, 2006, Judge Motz for the MDL Court issued a memorandum opinion on the AMVESCAP defendants' motion to dismiss the ERISA (Calderon) lawsuit. Judge Motz granted the motion in part and denied the motion in part, holding that: (i) plaintiff has both constitutional and statutory standing to pursue her claims under ERISA Section 502(a)(2); (ii) plaintiff lacks standing under ERISA Section 502(a)(3) to obtain equitable relief; (iii) the motion is granted as to the claims alleged under ERISA Section 404 for failure to prudently and loyally manage plan assets against certain AMVESCAP defendants;
(iv) the motion is denied as to the claims alleged under ERISA Section 404 for failure to prudently and loyally manage plan assets against AMVESCAP and certain other AMVESCAP defendants. The opinion also: (i) confirmed plaintiff's abandonment of her claims that defendants engaged in prohibited transactions and/or misrepresentation; (ii) postponed consideration of the duty to monitor and co-fiduciary duty claims until after any possible amendments to the complaints; (iii) stated that plaintiff may seek leave to amend her complaint within 40 days of the date of filing of the memorandum opinion. Judge Motz requested that the parties submit proposed orders within 30 days of the opinion implementing his rulings.

                                  APPENDIX O-2
      PENDING LITIGATION ALLEGING INADEQUATELY EMPLOYED FAIR VALUE PRICING

     The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of February 16, 2006.

     T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in these cases are seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. The Third Judicial Circuit Court for Madison County, Illinois has issued an order severing the claims of plaintiff Parthasarathy from the claims of the other plaintiffs against AIM and other defendants. As a result, AIM is a defendant in the following severed action: EDMUND WOODBURY, STUART ALLEN SMITH and SHARON SMITH, Individually and On Behalf of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., ET AL., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 03-L-1253A). The claims made by plaintiffs and the relief sought in the Woodbury lawsuit are identical to those in the Parthasarathy lawsuit. On April 22, 2005, Defendants in the Woodbury lawsuit removed the action to Federal Court (U.S. District Court, Southern District of Illinois, No. 05-CV-302-DRH). Based on a recent Federal appellate court decision (the "Kircher" case), AIM and the other defendants in the Woodbury lawsuit removed the action to Federal court (U.S. District Court, Southern District of Illinois, Cause No. 05-CV-302-DRH) on April 22, 2005. On April 26, 2005, AIM and the other defendants filed their Motion to Dismiss the plaintiffs' state law based claims. On June 10, 2005, the Court dismissed the Woodbury lawsuit based upon the Kircher ruling and ordered the court clerk to close this case. Plaintiffs filed a Motion to Amend the Judgment arguing that the Kircher ruling does not apply to require the dismissal of the claims against AIM in the Woodbury lawsuit. On July 7, 2005, the Court denied this Motion. The plaintiffs filed a Notice of Appeal. On September 2, 2005, the Court combined the nine cases on this subject matter, including the case against AIM.

     JOHN BILSKI, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED,
     V. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys' fees and costs. This lawsuit has been transferred to the MDL Court by order of the United States District Court, Southern District of Illinois (East St. Louis).

                                  APPENDIX O-3
     PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, ADI and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of February 16, 2006

     All of the lawsuits discussed below have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. By order of the United States District Court for the Southern District of Texas, Houston Division, the Kondracki and Papia lawsuits discussed below have been consolidated for pre-trial purpose into the Berdat lawsuit discussed below and administratively closed. On December 8, 2005, the Court granted plaintiffs' Motion for Leave to File a Second Amended Consolidated Complaint. The result of the Court's order is to remove certain plaintiffs from the suit, remove certain claims by other plaintiffs relating to certain funds and bring in additional plaintiffs' claims relating to additional funds. On December 29, 2005, the defendants filed a Notice of Tag-Along case in the MDL Court regarding this matter due to the extensive allegations of market timing contained in the plaintiffs' Second Amended Consolidated Complaint. On February 1, 2006, the MDL Court issued a Conditional Transfer Order transferring the Berdat lawsuit to the MDL Court. The plaintiffs filed a Notice of Opposition to this Conditional Transfer Order on February 17, 2006. The parties are briefing this issue for the MDL Court's consideration and final decision.

     RONALD KONDRACKI V. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the "Investment Company Act"). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER AND RHONDA LECURU V. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

     FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES
     J. BEASLEY V. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

                                  APPENDIX O-4
        PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES
                       AND DIRECTED-BROKERAGE ARRANGEMENTS

     The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of February 16, 2006.

     By order of the United States District Court for the Southern District of Texas, Houston Division, the claims made in the Beasley, Kehlbeck Trust, Fry, Apu and Bendix lawsuits discussed below were consolidated into the Boyce lawsuit discussed below and these other lawsuits were administratively closed. On June 7, 2005, plaintiffs filed their Consolidated Amended Complaint in which they make substantially identical allegations to those of the individual underlying lawsuits. However, the City of Chicago Deferred Compensation Plan has been joined as an additional plaintiff in the Consolidated Amended Complaint. Plaintiffs added defendants, including current and former directors/trustees of the AIM Funds formerly advised by IFG. On December 16, 2005, the defendants filed their Motions to Dismiss these claims.

     JOY D. BEASLEY AND SHEILA MCDAID, INDIVIDUALLY AND ON BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY

     GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the "Investment Company Act") and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the "Advisers Act"). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     RICHARD TIM BOYCE V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK
     H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD
     K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES
     V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH
     H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH

     FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH

     INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

     HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST V. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, DEFENDANTS, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM

     SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, NOMINAL DEFENDANTS, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds' advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys' and experts' fees.

                                                                     APPENDIX II

SCHEDULE OF INVESTMENTS

June 30, 2006
(Unaudited)

                                                 SHARES         VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-85.32%

AEROSPACE & DEFENSE-4.55%

Boeing Co. (The)                                  309,842   $   25,379,158
--------------------------------------------------------------------------
General Dynamics Corp.                            265,026       17,348,602
--------------------------------------------------------------------------
Precision Castparts Corp.                         139,956        8,363,771
--------------------------------------------------------------------------
Rockwell Collins, Inc.                            158,513        8,856,121
--------------------------------------------------------------------------
United Technologies Corp.                         188,776       11,972,174
==========================================================================
                                                                71,919,826
==========================================================================

AGRICULTURAL PRODUCTS-0.47%

Archer-Daniels-Midland Co.                        177,766        7,338,180
==========================================================================

APPAREL RETAIL-2.49%

Aeropostale, Inc.(a)                              470,904       13,604,416
--------------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                         276,150       11,979,387
--------------------------------------------------------------------------
DSW Inc.-Class A(a)(b)                            203,265        7,402,911
--------------------------------------------------------------------------
Limited Brands, Inc.                              248,196        6,351,336
==========================================================================
                                                                39,338,050
==========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.30%

Carter's, Inc.(a)                                 181,330        4,792,552
==========================================================================

APPLICATION SOFTWARE-4.16%

Amdocs Ltd.(a)                                    996,164       36,459,603
--------------------------------------------------------------------------
BEA Systems, Inc.(a)                            1,257,502       16,460,701
--------------------------------------------------------------------------
Citrix Systems, Inc.(a)                           319,317       12,817,384
==========================================================================
                                                                65,737,688
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.06%

Janus Capital Group Inc.                          932,331       16,688,725
==========================================================================

BIOTECHNOLOGY-1.49%

Gilead Sciences, Inc.(a)                          398,513       23,576,029
==========================================================================

COMMUNICATIONS EQUIPMENT-5.93%

Cisco Systems, Inc.(a)                          2,084,688       40,713,956
--------------------------------------------------------------------------
Harris Corp.                                      211,302        8,771,146
--------------------------------------------------------------------------
QUALCOMM Inc.                                     735,870       29,486,311
--------------------------------------------------------------------------
Redback Networks Inc.(a)                          218,505        4,007,382
--------------------------------------------------------------------------
Tellabs, Inc.(a)                                  800,958       10,660,751
==========================================================================
                                                                93,639,546
==========================================================================

COMPUTER & ELECTRONICS RETAIL-1.78%

Best Buy Co., Inc.                                288,398       15,815,746
--------------------------------------------------------------------------
Circuit City Stores, Inc.                         453,477       12,343,644
==========================================================================
                                                                28,159,390
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

COMPUTER HARDWARE-1.72%

Apple Computer, Inc.(a)                           272,228   $   15,549,663
--------------------------------------------------------------------------
Hewlett-Packard Co.                               368,564       11,676,108
==========================================================================
                                                                27,225,771
==========================================================================

COMPUTER STORAGE & PERIPHERALS-1.21%

EMC Corp.(a)                                      510,680        5,602,159
--------------------------------------------------------------------------
Seagate Technology(a)                             288,439        6,530,259
--------------------------------------------------------------------------
Western Digital Corp.(a)                          350,943        6,952,181
==========================================================================
                                                                19,084,599
==========================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.01%

Joy Global Inc.                                   300,798       15,668,568
--------------------------------------------------------------------------
Oshkosh Truck Corp.                               137,119        6,515,895
--------------------------------------------------------------------------
Terex Corp.(a)                                     97,293        9,602,819
==========================================================================
                                                                31,787,282
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.23%

VeriFone Holdings, Inc.(a)                        119,264        3,635,167
==========================================================================

DEPARTMENT STORES-2.40%

Federated Department Stores, Inc.                 420,784       15,400,694
--------------------------------------------------------------------------
J.C. Penney Co., Inc.                             332,305       22,433,911
==========================================================================
                                                                37,834,605
==========================================================================

DIVERSIFIED METALS & MINING-0.56%

Phelps Dodge Corp.                                107,934        8,867,857
==========================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.59%

Cooper Industries, Ltd.-Class A                    90,355        8,395,787
--------------------------------------------------------------------------
Emerson Electric Co.                              199,860       16,750,266
==========================================================================
                                                                25,146,053
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.76%

Amphenol Corp.-Class A                            213,537       11,949,531
==========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.50%

Waste Management, Inc.                            219,704        7,882,980
==========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.75%

Monsanto Co.                                      140,378       11,818,424
==========================================================================

GENERAL MERCHANDISE STORES-1.46%

Family Dollar Stores, Inc.(b)                     609,993       14,902,129
--------------------------------------------------------------------------
Target Corp.                                      165,938        8,109,390
==========================================================================
                                                                23,011,519
==========================================================================

HEALTH CARE DISTRIBUTORS-1.18%

Cardinal Health, Inc.                             289,931       18,651,261
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                 SHARES         VALUE
--------------------------------------------------------------------------

HEALTH CARE EQUIPMENT-1.93%

Becton, Dickinson and Co.                         264,408   $   16,163,261
--------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   302,283       14,313,100
==========================================================================
                                                                30,476,361
==========================================================================

HEALTH CARE FACILITIES-0.66%

Manor Care, Inc.                                  222,676       10,447,958
==========================================================================

HEALTH CARE SERVICES-1.23%

Caremark Rx, Inc.                                 234,539       11,696,460
--------------------------------------------------------------------------
Omnicare, Inc.                                    161,619        7,663,973
==========================================================================
                                                                19,360,433
==========================================================================

HOME ENTERTAINMENT SOFTWARE-0.50%

Electronic Arts Inc.(a)                           183,746        7,908,428
==========================================================================

HOUSEHOLD PRODUCTS-1.48%

Colgate-Palmolive Co.                             246,682       14,776,252
--------------------------------------------------------------------------
Procter & Gamble Co. (The)                        153,002        8,506,911
==========================================================================
                                                                23,283,163
==========================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.51%

Robert Half International Inc.(b)                 191,762        8,054,004
==========================================================================

HYPERMARKETS & SUPER CENTERS-0.79%

Costco Wholesale Corp.                            216,878       12,390,240
==========================================================================

INDUSTRIAL CONGLOMERATES-1.88%

McDermott International, Inc.(a)                  218,688        9,943,743
--------------------------------------------------------------------------
Textron Inc.                                      214,649       19,786,345
==========================================================================
                                                                29,730,088
==========================================================================

INDUSTRIAL MACHINERY-0.55%

Parker Hannifin Corp.                             112,777        8,751,495
==========================================================================

INTEGRATED OIL & GAS-1.38%

Occidental Petroleum Corp.                        212,853       21,828,075
==========================================================================

INTERNET SOFTWARE & SERVICES-2.69%

eBay Inc.(a)                                      322,104        9,434,426
--------------------------------------------------------------------------
Google Inc.-Class A(a)                             78,611       32,963,951
==========================================================================
                                                                42,398,377
==========================================================================

INVESTMENT BANKING & BROKERAGE-5.31%

Goldman Sachs Group, Inc. (The)                   187,778       28,247,445
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         329,092       22,891,639
--------------------------------------------------------------------------
Morgan Stanley                                    135,000        8,533,350
--------------------------------------------------------------------------
Schwab (Charles) Corp. (The)                    1,514,058       24,194,647
==========================================================================
                                                                83,867,081
==========================================================================

MANAGED HEALTH CARE-1.79%

Aetna Inc.                                        374,837       14,967,242
--------------------------------------------------------------------------
Health Net Inc.(a)                                295,037       13,326,821
==========================================================================
                                                                28,294,063
==========================================================================

MOVIES & ENTERTAINMENT-0.74%

News Corp.-Class A                                604,848       11,600,985
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

MULTI-LINE INSURANCE-1.68%

Assurant, Inc.                                    354,181   $   17,142,360
--------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                      320,327        9,430,427
==========================================================================
                                                                26,572,787
==========================================================================

OIL & GAS DRILLING-1.45%

ENSCO International Inc.                          262,764       12,092,400
--------------------------------------------------------------------------
GlobalSantaFe Corp.                               187,399       10,822,292
==========================================================================
                                                                22,914,692
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-2.16%

Baker Hughes Inc.                                 217,628       17,812,852
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    256,615       16,248,862
==========================================================================
                                                                34,061,714
==========================================================================

OIL & GAS REFINING & MARKETING-1.01%

Valero Energy Corp.                               240,426       15,993,137
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.75%

JPMorgan Chase & Co.                              659,116       27,682,872
==========================================================================

PHARMACEUTICALS-3.57%

Allergan, Inc.                                    178,814       19,179,590
--------------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                      295,000       14,068,550
--------------------------------------------------------------------------
Johnson & Johnson                                 126,500        7,579,880
--------------------------------------------------------------------------
Wyeth                                             349,799       15,534,573
==========================================================================
                                                                56,362,593
==========================================================================

RAILROADS-2.63%

Burlington Northern Santa Fe Corp.                310,931       24,641,282
--------------------------------------------------------------------------
CSX Corp.                                         239,212       16,850,093
==========================================================================
                                                                41,491,375
==========================================================================

RESTAURANTS-1.66%

Burger King Holdings Inc.(a)(b)                   437,496        6,890,562
--------------------------------------------------------------------------
Darden Restaurants, Inc.                          318,599       12,552,800
--------------------------------------------------------------------------
Ruby Tuesday, Inc.                                279,529        6,823,303
==========================================================================
                                                                26,266,665
==========================================================================

SEMICONDUCTORS-6.08%

Analog Devices, Inc.                              889,131       28,576,670
--------------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)           765,118       22,494,469
--------------------------------------------------------------------------
Integrated Device Technology, Inc.(a)             259,141        3,674,619
--------------------------------------------------------------------------
Marvell Technology Group Ltd.(a)                  139,757        6,195,428
--------------------------------------------------------------------------
Microchip Technology Inc.                         676,596       22,699,796
--------------------------------------------------------------------------
PMC-Sierra, Inc.(a)                             1,320,744       12,414,994
==========================================================================
                                                                96,055,976
==========================================================================

SOFT DRINKS-1.16%

PepsiCo, Inc.                                     304,221       18,265,429
==========================================================================

SPECIALTY STORES-2.35%

Office Depot, Inc.(a)                             639,785       24,311,830
--------------------------------------------------------------------------
PetSmart, Inc.                                    500,000       12,800,000
==========================================================================
                                                                37,111,830
==========================================================================

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                 SHARES         VALUE
--------------------------------------------------------------------------

SYSTEMS SOFTWARE-0.87%

Red Hat, Inc.(a)(b)                               589,214   $   13,787,608
==========================================================================

THRIFTS & MORTGAGE FINANCE-0.34%

MGIC Investment Corp.                              83,142        5,404,230
==========================================================================

TRADING COMPANIES & DISTRIBUTORS-0.57%

WESCO International, Inc.(a)                      129,905        8,963,445
==========================================================================
    Total Domestic Common Stocks (Cost
    $1,163,557,607)                                          1,347,410,139
==========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-13.08%

AUSTRALIA-0.97%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(c)                                      707,444       15,236,185
==========================================================================

BRAZIL-0.84%

Companhia Vale do Rio Doce-ADR (Steel)(b)         548,486       13,185,603
==========================================================================

FINLAND-1.02%

Nokia Oyj-ADR (Communications Equipment)          797,189       16,151,049
==========================================================================

JAPAN-3.65%

FANUC Ltd. (Industrial Machinery)(c)               88,700        8,006,068
--------------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)(c)                                      1,613        9,954,552
--------------------------------------------------------------------------
Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(c)                                577,000       11,560,901
--------------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.
  (Consumer Electronics)(c)                       514,500       10,888,547
--------------------------------------------------------------------------
Millea Holdings, Inc. (Property & Casualty
  Insurance)(c)                                       375        7,016,575
--------------------------------------------------------------------------
Mitsui O.S.K. Lines, Ltd. (Marine)(b)(c)        1,500,000       10,234,108
==========================================================================
                                                                57,660,751
==========================================================================

NETHERLANDS-0.54%

ASML Holding N.V.-New York Shares
  (Semiconductor Equipment)(a)                    419,978        8,491,955
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

SOUTH KOREA-0.65%

Kookmin Bank (Diversified Banks)(c)               124,650   $   10,317,797
==========================================================================

SWITZERLAND-3.49%

ABB Ltd. (Heavy Electrical Equipment)             879,851       11,443,086
--------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)               288,744       15,569,077
--------------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)              170,381       28,165,950
==========================================================================
                                                                55,178,113
==========================================================================

UNITED KINGDOM-1.92%

AstraZeneca PLC-ADR (Pharmaceuticals)             259,683       15,534,237
--------------------------------------------------------------------------
Rio Tinto PLC (Diversified Metals &
  Mining)(c)                                      281,784       14,783,875
==========================================================================
                                                                30,318,112
==========================================================================
    Total Foreign Stocks & Other Equity
    Interests (Cost $187,199,958)                              206,539,565
==========================================================================
MONEY MARKET FUNDS-1.09%

Liquid Assets Portfolio-Institutional
  Class(d)                                      8,578,434        8,578,434
--------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)        8,578,434        8,578,434
==========================================================================
    Total Money Market Funds (Cost
    $17,156,868)                                                17,156,868
==========================================================================
TOTAL INVESTMENTS (excluding investments
  purchased with cash collateral from
  securities loaned)-99.49% (Cost
  $1,367,914,433)                                            1,571,106,572
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED-2.15%

MONEY MARKET FUNDS-2.15%

Liquid Assets Portfolio-Institutional
  Class(d)(e)                                  33,961,505       33,961,505
==========================================================================
    Total Money Market Funds (purchased with
    cash collateral from securities loaned)
    (Cost $33,961,505)                                          33,961,505
==========================================================================
TOTAL INVESTMENTS-101.64% (Cost
  $1,401,875,938)                                            1,605,068,077
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.64)%                          (25,831,571)
==========================================================================
NET ASSETS-100.00%                                          $1,579,236,506
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security was out on loan at June 30, 2006.
(c) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at June 30, 2006 was $97,998,608, which represented 6.21% of the Fund's Net Assets. See Note 1A.
(d) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(e) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2006
(Unaudited)

ASSETS:

Investments, at value (cost $1,350,757,565)*   $1,553,949,704
-------------------------------------------------------------
Investments in affiliated money market funds
  (cost $51,118,373)                               51,118,373
=============================================================
    Total investments (cost $1,401,875,938)     1,605,068,077
=============================================================
Foreign currencies, at value (cost
  $3,759,648)                                       3,807,250
-------------------------------------------------------------
Receivables for:
  Investments sold                                 24,010,241
-------------------------------------------------------------
  Fund shares sold                                    860,932
-------------------------------------------------------------
  Dividends                                           749,223
-------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                169,219
-------------------------------------------------------------
Other assets                                              387
=============================================================
    Total assets                                1,634,665,329
_____________________________________________________________
=============================================================
LIABILITIES:

Payables for:
  Investments purchased                            18,841,462
-------------------------------------------------------------
  Fund shares reacquired                              822,850
-------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  271,753
-------------------------------------------------------------
  Collateral upon return of securities loaned      33,961,505
-------------------------------------------------------------
Accrued administrative services fees                  974,809
-------------------------------------------------------------
Accrued distribution fees -- Series II                241,935
-------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              3,045
-------------------------------------------------------------
Accrued operating expenses                            311,464
=============================================================
    Total liabilities                              55,428,823
=============================================================
Net assets applicable to shares outstanding    $1,579,236,506
_____________________________________________________________
=============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                  $1,596,777,609
-------------------------------------------------------------
Undistributed net investment income                   763,957
-------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                     (221,546,639)
-------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               203,241,579
=============================================================
                                               $1,579,236,506
_____________________________________________________________
=============================================================
NET ASSETS:

Series I                                       $1,187,260,963
_____________________________________________________________
=============================================================
Series II                                      $  391,975,543
_____________________________________________________________
=============================================================
SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Series I                                           48,283,042
_____________________________________________________________
=============================================================
Series II                                          16,121,845
_____________________________________________________________
=============================================================
Series I:
  Net asset value per share                    $        24.59
_____________________________________________________________
=============================================================
Series II:
  Net asset value per share                    $        24.31
_____________________________________________________________
=============================================================

* At June 30, 2006, securities with an aggregate value of $33,049,981 were on loan to brokers.
STATEMENT OF OPERATIONS

For the six months ended June 30, 2006
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $223,809)                                     $   5,979,428
-------------------------------------------------------------
Dividends from affiliated money market funds
  (includes securities lending income of
  $150,494, after compensation to
  counterparties of $1,151,103)                       689,190
=============================================================
    Total investment income                         6,668,618
=============================================================
EXPENSES:

Advisory fees                                       4,059,883
-------------------------------------------------------------
Administrative services fees                        1,707,940
-------------------------------------------------------------
Custodian fees                                         97,020
-------------------------------------------------------------
Distribution fees -- Series II                        463,041
-------------------------------------------------------------
Transfer agent fees                                    30,747
-------------------------------------------------------------
Trustees' and officer's fees and benefits              27,645
-------------------------------------------------------------
Other                                                  96,500
=============================================================
    Total expenses                                  6,482,776
=============================================================
Less: Fees waived and expense offset
  arrangement                                          (3,682)
=============================================================
    Net expenses                                    6,479,094
=============================================================
Net investment income                                 189,524
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES

Net realized gain (loss) from:
  Investment securities (includes gains
    (losses) from securities sold to
    affiliates of $(95,376))                      102,185,900
-------------------------------------------------------------
  Foreign currencies                                  (98,845)
=============================================================
                                                  102,087,055
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (137,995,188)
-------------------------------------------------------------
  Foreign currencies                                   33,988
=============================================================
                                                 (137,961,200)
=============================================================
Net gain (loss) from investment securities and
  foreign currencies                              (35,874,145)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $ (35,684,621)
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2006 and the year ended December 31, 2005 (Unaudited)

                                                                 JUNE 30,        DECEMBER 31,
                                                                   2006              2005
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $      189,524    $      607,946
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                   102,087,055        99,452,610
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (137,961,200)       (5,854,578)
==============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (35,684,621)       94,205,978
==============================================================================================
Distributions to shareholders from net investment
  income-Series I                                                         --          (505,822)
==============================================================================================
Share transactions-net:
  Series l                                                       395,544,178      (131,492,019)
----------------------------------------------------------------------------------------------
  Series ll                                                       57,288,323       175,908,989
==============================================================================================
    Net increase in net assets resulting from share
     transactions                                                452,832,501        44,416,970
==============================================================================================
    Net increase in net assets                                   417,147,880       138,117,126
==============================================================================================

NET ASSETS:

  Beginning of period                                          1,162,088,626     1,023,971,500
==============================================================================================
  End of period (including undistributed net investment
    income of $763,957 and $574,433, respectively)            $1,579,236,506    $1,162,088,626
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                       AIM V.I. CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2006
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Capital Appreciation Fund (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-five separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                       AIM V.I. CAPITAL APPRECIATION FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

                       AIM V.I. CAPITAL APPRECIATION FUND

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.65%
-------------------------------------------------------------------
Over $250 million                                             0.60%
 __________________________________________________________________
===================================================================


    Effective May 1, 2006 through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund's average daily net assets) do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.695%
----------------------------------------------------------------------
Next $750 million                                               0.625%
----------------------------------------------------------------------
Next $1.5 billion                                               0.62%
----------------------------------------------------------------------
Next $2.5 billion                                               0.595%
----------------------------------------------------------------------
Next $2.5 billion                                               0.57%
----------------------------------------------------------------------
Next $2.5 billion                                               0.545%
----------------------------------------------------------------------
Over $10 billion                                                0.52%
 _____________________________________________________________________
======================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.30% and Series II shares to 1.45% of average daily net assets, through April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2006, AIM waived fees of $2,516.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2006, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things: the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2006, AIM was paid $158,212 for accounting and fund administrative services and reimbursed $1,549,728 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the six months ended June 30, 2006, the Fund paid AIS $30,747.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays

                       AIM V.I. CAPITAL APPRECIATION FUND

ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2006, the Series II shares paid $463,041.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and approved procedures by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2006.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      06/30/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $14,102,149      $109,892,562      $(115,416,277)        $   --         $ 8,578,434     $268,598       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                    --        10,822,907         (2,244,473)            --           8,578,434        3,808           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            14,102,149       107,157,998       (121,260,147)            --                  --      266,290           --
==================================================================================================================================
  Subtotal        $28,204,298      $227,873,467      $(238,920,897)        $   --         $17,156,868     $538,696       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/05          AT COST          FROM SALES       (DEPRECIATION)      06/30/06        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $66,155,830      $166,488,716      $(198,683,041)        $   --         $33,961,505     $150,494       $   --
==================================================================================================================================
  Total           $94,360,128      $394,362,183      $(437,603,938)        $   --         $51,118,373     $689,190       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2006, the Fund engaged in securities sales of $5,779,555, which resulted in net realized gains (losses) of $(95,376) and securities purchases of $33,835,240.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the six months ended June 30, 2006, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $1,166.

NOTE 6--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2006, the Fund paid legal fees of $3,756 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

    At June 30, 2006, securities with an aggregate value of $33,049,981 were on loan to brokers. The loans were secured by cash collateral of $33,961,505 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended June 30, 2006, the Fund received dividends on cash collateral investments of $150,494 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund had a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                               $103,221,919
-----------------------------------------------------------------------------
December 31, 2010                                                156,444,344
-----------------------------------------------------------------------------
December 31, 2011                                                 56,312,951
=============================================================================
Total capital loss carryforward                                 $315,979,214
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above has been reduced for limitations in effect as of that date, if any, to the extent required by the Internal Revenue Code. The amount does not include the effects on the capital loss carryforward of the reorganization of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund into the Fund on May 1, 2006, as it occurred after the Fund's most recent fiscal year end. To the extent that unrealized gains as of May 1, 2006, the date of the reorganization of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended June 30, 2006 was $954,960,052 and $793,427,011, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $233,905,545
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (36,593,720)
==============================================================================
Net unrealized appreciation of investment securities             $197,311,825
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,407,756,252.

NOTE 11--SHARE INFORMATION

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                   JUNE 30, 2006(A)               DECEMBER 31, 2005
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                     3,175,171    $  82,352,366      7,080,254    $158,159,074
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    1,594,842       40,202,276      8,650,154     194,868,060
========================================================================================================================
Issued as reinvestment of dividends:
  Series I                                                            --               --         17,427         439,171
========================================================================================================================
Issued in connection with acquisitions:(b)
  Series I                                                    15,874,072      417,607,202             --              --
------------------------------------------------------------------------------------------------------------------------
  Series II                                                    1,020,000       26,553,152             --              --
========================================================================================================================
Reacquired:
  Series I                                                    (4,116,330)    (104,415,390)   (12,847,505)   (290,090,264)
------------------------------------------------------------------------------------------------------------------------
  Series II                                                     (379,592)      (9,467,105)      (851,863)    (18,959,071)
========================================================================================================================
                                                              17,168,163    $ 452,832,501      2,048,467    $ 44,416,970
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are six entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 49% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, AIM, and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

(b) As of the open of business on May 1, 2006, the Fund acquired all the net asset of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund on April 4, 2006. The acquisition was accomplished by a tax-free exchange of 16,894,072 shares of the Fund for 11,361,885 shares outstanding of AIM V.I. Aggressive Growth Fund and 15,600,092 shares outstanding of AIM V.I. Growth Fund as of the close of business on April 28, 2006. AIM V.I. Aggressive Growth Fund's net assets at that date of $155,800,373 including $27,776,076 of unrealized appreciation and AIM V.I. Growth Fund's net assets at that date of $288,359,981 including $64,941,780 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,269,556,120.

                       AIM V.I. CAPITAL APPRECIATION FUND

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

NOTE 13 -- FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       SERIES I
                                                     ---------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                           YEAR ENDED DECEMBER 31,
                                                      JUNE 30,        ----------------------------------------------------------
                                                        2006            2005        2004        2003        2002         2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $   24.67        $  22.69    $  21.28    $  16.43    $  21.72    $    30.84
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            0.01            0.03        0.02(a)    (0.04)(b)    (0.05)(b)    (0.05)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      (0.09)           1.97        1.39        4.89       (5.24)        (7.17)
================================================================================================================================
    Total from investment operations                     (0.08)           2.00        1.41        4.85       (5.29)        (7.22)
================================================================================================================================
Less distributions:
  Dividends from net investment income                      --           (0.02)         --          --          --            --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --              --          --          --          --         (1.90)
================================================================================================================================
    Total distributions                                     --           (0.02)         --          --          --         (1.90)
================================================================================================================================
Net asset value, end of period                       $   24.59        $  24.67    $  22.69    $  21.28    $  16.43    $    21.72
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                          (0.32)%          8.79%       6.62%      29.52%     (24.35)%      (23.28)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)             $1,187,261       $822,899    $886,990    $938,820    $763,038    $1,160,236
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets                   0.90%(d)        0.89%       0.91%       0.85%       0.85%         0.85%
================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  0.10%(d)        0.11%       0.09%(a)    (0.23)%    (0.27)%       (0.22)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                  66%             97%         74%         61%         67%           65%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.17)%, respectively.
(b)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $970,173,600.
(e) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                       AIM V.I. CAPITAL APPRECIATION FUND

                                                                                     SERIES II
                                                   ------------------------------------------------------------------------------
                                                                                                                  AUGUST 21, 2001
                                                   SIX MONTHS                                                       (DATE SALES
                                                     ENDED                   YEAR ENDED DECEMBER 31,               COMMENCED) TO
                                                    JUNE 30,        ------------------------------------------     DECEMBER 31,
                                                      2006            2005        2004       2003       2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  24.43        $  22.50    $  21.16    $ 16.38    $ 21.70       $  23.19
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.02)          (0.03)      (0.02)(a)   (0.09)(b)   (0.09)(b)       (0.04)(b)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (0.10)           1.96        1.36       4.87      (5.23)          0.45
=================================================================================================================================
    Total from investment operations                   (0.12)           1.93        1.34       4.78      (5.32)          0.41
=================================================================================================================================
Less distributions from net realized gains                --              --          --         --         --          (1.90)
=================================================================================================================================
Net asset value, end of period                      $  24.31        $  24.43    $  22.50    $ 21.16    $ 16.38       $  21.70
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                        (0.49)%          8.58%       6.33%     29.18%    (24.52)%         1.94%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $391,976        $339,190    $136,982    $70,466    $23,893       $  3,527
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                 1.15%(d)        1.14%       1.16%      1.10%      1.10%          1.09%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (0.15)%(d)      (0.14)%     (0.16)%(a)   (0.48)%   (0.52)%       (0.46)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                66%             97%         74%        61%        67%            65%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.42)%, respectively.
(a)  Calculated using average shares outstanding.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $373,502,489.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 14 -- SUBSEQUENT EVENT

The Board of Trustees of the Trust unanimously approved, on August 1, 2006, a Plan of Reorganization pursuant to which the Fund would acquire all of the assets to AIM V.I. Demographic Trends Fund ("Buying Fund"), a series of the Trust ("the Reorganization"). Upon closing of the Reorganization, shareholders of the Selling Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the Selling Fund, and the Selling Fund will cease operations.

    The Plan of Reorganization requires approval of Selling Fund's shareholders. The Selling Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around October 31, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of the Selling Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective on or around November 6, 2006.

NOTE 15 -- LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

                       AIM V.I. CAPITAL APPRECIATION FUND

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

    On August 30, 2005, the West Virginia Office of the State Auditor-Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                       AIM V.I. CAPITAL APPRECIATION FUND

SCHEDULE OF INVESTMENTS

June 30, 2006
(Unaudited)


                                               SHARES       VALUE
--------------------------------------------------------------------
DOMESTIC COMMON STOCKS-85.37%

AEROSPACE & DEFENSE-3.87%

Boeing Co. (The)                               10,128    $   829,584
--------------------------------------------------------------------
General Dynamics Corp.                          9,445        618,270
--------------------------------------------------------------------
Precision Castparts Corp.                       5,019        299,935
--------------------------------------------------------------------
United Technologies Corp.                       6,773        429,544
====================================================================
                                                           2,177,333
====================================================================

AGRICULTURAL PRODUCTS-0.47%

Archer-Daniels-Midland Co.                      6,398        264,109
====================================================================

APPAREL RETAIL-2.99%

Aeropostale, Inc.(a)                           18,059        521,724
--------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                       9,758        423,302
--------------------------------------------------------------------
DSW Inc.-Class A(a)                            14,000        509,880
--------------------------------------------------------------------
Limited Brands, Inc.                            8,900        227,751
====================================================================
                                                           1,682,657
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.31%

Carter's, Inc.(a)                               6,627        175,152
====================================================================

APPLICATION SOFTWARE-4.39%

Amdocs Ltd.(a)                                 37,012      1,354,639
--------------------------------------------------------------------
BEA Systems, Inc.(a)                           48,397        633,517
--------------------------------------------------------------------
Citrix Systems, Inc.(a)                        11,948        479,593
====================================================================
                                                           2,467,749
====================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.11%

Janus Capital Group Inc.                       34,842        623,672
====================================================================

BIOTECHNOLOGY-1.57%

Gilead Sciences, Inc.(a)                       14,961        885,093
====================================================================

COMMUNICATIONS EQUIPMENT-6.00%

Cisco Systems, Inc.(a)                         74,955      1,463,871
--------------------------------------------------------------------
Harris Corp.                                    7,525        312,363
--------------------------------------------------------------------
QUALCOMM Inc.                                  26,544      1,063,618
--------------------------------------------------------------------
Redback Networks Inc.(a)                        7,370        135,166
--------------------------------------------------------------------
Tellabs, Inc.(a)                               30,119        400,884
====================================================================
                                                           3,375,902
====================================================================

COMPUTER & ELECTRONICS RETAIL-1.86%

Best Buy Co., Inc.                             10,430        571,981
--------------------------------------------------------------------
Circuit City Stores, Inc.                      17,434        474,554
====================================================================
                                                           1,046,535
====================================================================

                                               SHARES       VALUE
--------------------------------------------------------------------


COMPUTER HARDWARE-1.73%

Apple Computer, Inc.(a)                         9,753    $   557,091
--------------------------------------------------------------------
Hewlett-Packard Co.                            13,135        416,117
====================================================================
                                                             973,208
====================================================================

COMPUTER STORAGE & PERIPHERALS-1.21%

EMC Corp.(a)                                   18,199        199,643
--------------------------------------------------------------------
Seagate Technology(a)                          10,363        234,619
--------------------------------------------------------------------
Western Digital Corp.(a)                       12,430        246,238
====================================================================
                                                             680,500
====================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.36%

Joy Global Inc.                                10,786        561,843
--------------------------------------------------------------------
Oshkosh Truck Corp.                             5,600        266,112
--------------------------------------------------------------------
Terex Corp.(a)                                  5,088        502,185
====================================================================
                                                           1,330,140
====================================================================

DATA PROCESSING & OUTSOURCED SERVICES-0.23%

VeriFone Holdings, Inc.(a)                      4,280        130,454
====================================================================

DEPARTMENT STORES-2.45%

Federated Department Stores, Inc.              15,075        551,745
--------------------------------------------------------------------
J.C. Penney Co., Inc.                          12,251        827,065
====================================================================
                                                           1,378,810
====================================================================

DIVERSIFIED METALS & MINING-0.56%

Phelps Dodge Corp.                              3,867        317,713
====================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.78%

Cooper Industries, Ltd.-Class A                 4,240        393,981
--------------------------------------------------------------------
Emerson Electric Co.                            7,218        604,940
====================================================================
                                                             998,921
====================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.76%

Amphenol Corp.-Class A                          7,661        428,709
====================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.50%

Waste Management, Inc.                          7,878        282,663
====================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.77%

Monsanto Co.                                    5,147        433,326
====================================================================

GENERAL MERCHANDISE STORES-1.50%

Family Dollar Stores, Inc.                     22,801        557,029
--------------------------------------------------------------------
Target Corp.                                    5,867        286,720
====================================================================
                                                             843,749
====================================================================

                        AIM V.I. DEMOGRAPHIC TRENDS FUND


                                               SHARES       VALUE
--------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-1.20%

Cardinal Health, Inc.                          10,458    $   672,763
====================================================================

HEALTH CARE EQUIPMENT-2.02%

Becton, Dickinson and Co.                      10,002        611,422
--------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                11,117        526,390
====================================================================
                                                           1,137,812
====================================================================

HEALTH CARE FACILITIES-0.72%

Manor Care, Inc.                                8,579        402,527
====================================================================

HEALTH CARE SERVICES-1.30%

Caremark Rx, Inc.                               8,482        422,997
--------------------------------------------------------------------
Omnicare, Inc.                                  6,513        308,847
====================================================================
                                                             731,844
====================================================================

HOME ENTERTAINMENT SOFTWARE-0.50%

Electronic Arts Inc.(a)                         6,595        283,849
====================================================================

HOUSEHOLD PRODUCTS-1.51%

Colgate-Palmolive Co.                           8,921        534,368
--------------------------------------------------------------------
Procter & Gamble Co. (The)                      5,693        316,531
====================================================================
                                                             850,899
====================================================================

HYPERMARKETS & SUPER CENTERS-0.80%

Costco Wholesale Corp.                          7,843        448,070
====================================================================

INDUSTRIAL CONGLOMERATES-1.90%

McDermott International, Inc.(a)                7,953        361,623
--------------------------------------------------------------------
Textron Inc.                                    7,660        706,099
====================================================================
                                                           1,067,722
====================================================================

INDUSTRIAL MACHINERY-0.56%

Parker Hannifin Corp.                           4,044        313,814
====================================================================

INTEGRATED OIL & GAS-1.43%

Occidental Petroleum Corp.                      7,832        803,172
====================================================================

INTERNET SOFTWARE & SERVICES-2.70%

eBay Inc.(a)                                   11,479        336,220
--------------------------------------------------------------------
Google Inc.-Class A(a)                          2,822      1,183,349
====================================================================
                                                           1,519,569
====================================================================

INVESTMENT BANKING & BROKERAGE-5.59%

Goldman Sachs Group, Inc. (The)                 6,791      1,021,570
--------------------------------------------------------------------
Merrill Lynch & Co., Inc.                      13,571        943,999
--------------------------------------------------------------------
Morgan Stanley                                  4,790        302,776
--------------------------------------------------------------------
Schwab (Charles) Corp. (The)                   54,837        876,295
====================================================================
                                                           3,144,640
====================================================================

MANAGED HEALTH CARE-1.98%

Aetna Inc.                                     13,556        541,291
--------------------------------------------------------------------
Health Net Inc.(a)                             12,722        574,653
====================================================================
                                                           1,115,944
====================================================================

                                               SHARES       VALUE
--------------------------------------------------------------------


MOVIES & ENTERTAINMENT-0.74%

News Corp.-Class A                             21,669    $   415,611
====================================================================

MULTI-LINE INSURANCE-1.80%

Assurant, Inc.                                 12,775        618,310
--------------------------------------------------------------------
HCC Insurance Holdings, Inc.                   13,449        395,938
====================================================================
                                                           1,014,248
====================================================================

OIL & GAS EQUIPMENT & SERVICES-2.25%

Baker Hughes Inc.                               8,393        686,967
--------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                  9,158        579,885
====================================================================
                                                           1,266,852
====================================================================

OIL & GAS REFINING & MARKETING-1.02%

Valero Energy Corp.                             8,614        573,003
====================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.83%

JPMorgan Chase & Co.                           24,454      1,027,068
====================================================================

PHARMACEUTICALS-3.76%

Allergan, Inc.                                  6,589        706,736
--------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                   12,073        575,761
--------------------------------------------------------------------
Johnson & Johnson                               4,506        270,000
--------------------------------------------------------------------
Wyeth                                          12,618        560,365
====================================================================
                                                           2,112,862
====================================================================

RAILROADS-2.74%

Burlington Northern Santa Fe Corp.             11,313        896,555
--------------------------------------------------------------------
CSX Corp.                                       9,126        642,836
====================================================================
                                                           1,539,391
====================================================================

RESTAURANTS-1.80%

Burger King Holdings Inc.(a)                   15,591        245,558
--------------------------------------------------------------------
Darden Restaurants, Inc.                       11,541        454,716
--------------------------------------------------------------------
Ruby Tuesday, Inc.                             12,720        310,495
====================================================================
                                                           1,010,769
====================================================================

SEMICONDUCTORS-6.07%

Analog Devices, Inc.                           36,127      1,161,122
--------------------------------------------------------------------
Freescale Semiconductor Inc.-Class B(a)        25,952        762,989
--------------------------------------------------------------------
Marvell Technology Group Ltd.(a)                4,981        220,808
--------------------------------------------------------------------
Microchip Technology Inc.                      24,373        817,714
--------------------------------------------------------------------
PMC-Sierra, Inc.(a)                            48,269        453,728
====================================================================
                                                           3,416,361
====================================================================

SOFT DRINKS-1.16%

PepsiCo, Inc.                                  10,842        650,954
====================================================================

SPECIALTY STORES-2.35%

Office Depot, Inc.(a)                          22,921        870,998
--------------------------------------------------------------------
PetSmart, Inc.                                 17,722        453,683
====================================================================
                                                           1,324,681
====================================================================

                        AIM V.I. DEMOGRAPHIC TRENDS FUND


                                               SHARES       VALUE
--------------------------------------------------------------------

SYSTEMS SOFTWARE-0.88%

Red Hat, Inc.(a)                               21,109    $   493,951
====================================================================

THRIFTS & MORTGAGE FINANCE-0.34%

MGIC Investment Corp.                           2,987        194,155
====================================================================
  Total Domestic Common Stocks (Cost
  $45,285,614)                                            48,028,926
====================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-12.78%

AUSTRALIA-1.36%

BHP Billiton Ltd. (Diversified Metals &
  Mining)(b)                                   35,616        767,060
====================================================================

BRAZIL-1.05%

Companhia Vale do Rio Doce-ADR (Steel)         24,592        591,192
====================================================================

FINLAND-1.03%

Nokia Oyj-ADR (Communications Equipment)       28,560        578,625
====================================================================

JAPAN-2.53%

Fanuc Ltd. (Industrial Machinery)(b)            2,969        267,982
--------------------------------------------------------------------
KDDI Corp. (Wireless Telecommunication
  Services)(b)                                     57        351,773
--------------------------------------------------------------------
Komatsu Ltd. (Construction & Farm Machinery &
  Heavy Trucks)(b)                             22,352        447,850
--------------------------------------------------------------------
Matsushita Electric Industrial Co., Ltd.
  (Consumer Electronics)(b)                    17,000        359,777
====================================================================
                                                           1,427,382
====================================================================

NETHERLANDS-0.54%

ASML Holding N.V.-New York Shares
  (Semiconductor Equipment)(a)                 14,987        303,037
====================================================================

                                               SHARES       VALUE
--------------------------------------------------------------------


SOUTH KOREA-0.75%

Kookmin Bank (Diversified Banks)(b)             5,080    $   420,493
====================================================================

SWITZERLAND-3.77%

ABB Ltd. (Heavy Electrical Equipment)          31,550        410,330
--------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)            10,415        561,577
--------------------------------------------------------------------
Roche Holding A.G. (Pharmaceuticals)            6,955      1,149,742
====================================================================
                                                           2,121,649
====================================================================

UNITED KINGDOM-1.75%

AstraZeneca PLC-ADR (Pharmaceuticals)           9,971        596,465
--------------------------------------------------------------------
Rio Tinto PLC (Diversified Metals &
  Mining)(b)                                    7,379        387,141
====================================================================
                                                             983,606
====================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $6,493,316)                          7,193,044
====================================================================

MONEY MARKET FUNDS-2.02%

Liquid Assets Portfolio-Institutional
  Class(c)                                     567,668       567,668
--------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)       567,668       567,668
====================================================================
    Total Money Market Funds (Cost
      $1,135,336)                                          1,135,336
====================================================================
TOTAL INVESTMENTS-100.17% (Cost $52,914,266)              56,357,306
====================================================================
OTHER ASSETS LESS LIABILITIES-(0.17)%                        (95,982)
====================================================================
NET ASSETS-100.00%                                       $56,261,324
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at June 30, 2006 was $3,002,076, which represented 5.34% of the Fund's Net Assets. See Note 1A.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. DEMOGRAPHIC TRENDS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2006
(Unaudited)

ASSETS:

Investments, at value (cost $51,778,930)         $55,221,970
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,135,336)                                1,135,336
============================================================
    Total investments (cost $52,914,266)          56,357,306
============================================================
Foreign currencies, at value (cost $101,123)         101,796
------------------------------------------------------------
Receivables for:
  Investments sold                                   933,535
------------------------------------------------------------
  Fund shares sold                                    10,347
------------------------------------------------------------
  Dividends                                           34,403
------------------------------------------------------------
  Fund expenses absorbed                               4,023
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                24,908
============================================================
    Total assets                                  57,466,318
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            1,090,356
------------------------------------------------------------
  Fund shares reacquired                               4,834
------------------------------------------------------------
  Trustee deferred compensation and retirement
    plans                                             29,736
------------------------------------------------------------
Accrued administrative services fees                  36,042
------------------------------------------------------------
Accrued distribution fees -- Series II                 6,436
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               174
------------------------------------------------------------
Accrued transfer agent fees                            1,140
------------------------------------------------------------
Accrued operating expenses                            36,276
============================================================
    Total liabilities                              1,204,994
============================================================
Net assets applicable to shares outstanding      $56,261,324
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $57,792,581
------------------------------------------------------------
Undistributed net investment income (loss)           (55,570)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies    (4,919,639)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies                3,443,952
============================================================
                                                 $56,261,324
____________________________________________________________
============================================================

NET ASSETS:

Series I                                         $54,136,130
____________________________________________________________
============================================================
Series II                                        $ 2,125,194
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Series I                                           8,970,799
____________________________________________________________
============================================================
Series II                                            355,764
____________________________________________________________
============================================================
Series I:
  Net asset value per share                      $      6.03
____________________________________________________________
============================================================
Series II:
  Net asset value per share                      $      5.97
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 2006
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $12,251)                                        $   265,149
-------------------------------------------------------------
Dividends from affiliated money market funds           30,319
=============================================================
    Total investment income                           295,468
=============================================================

EXPENSES:

Advisory fees                                         246,536
-------------------------------------------------------------
Administrative services fees                          101,678
-------------------------------------------------------------
Custodian fees                                         13,925
-------------------------------------------------------------
Distribution fees -- Series II                          2,701
-------------------------------------------------------------
Transfer agent fees                                     6,650
-------------------------------------------------------------
Trustees' and officer's fees and benefits               8,135
-------------------------------------------------------------
Professional services fees                             22,102
-------------------------------------------------------------
Other                                                  12,534
=============================================================
    Total expenses                                    414,261
=============================================================
Less: Fees waived                                     (88,294)
=============================================================
    Net expenses                                      325,967
=============================================================
Net investment income (loss)                          (30,499)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized (loss) from:
  Investment securities (includes gains from
    securities sold to affiliates of $20,214)       8,344,018
-------------------------------------------------------------
  Foreign currencies                                   (5,365)
=============================================================
                                                    8,338,653
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (6,951,987)
-------------------------------------------------------------
  Foreign currencies                                    1,534
=============================================================
                                                   (6,950,453)
=============================================================
Net gain from investment securities and foreign
  currencies                                        1,388,200
=============================================================
Net increase in net assets resulting from
  operations                                      $ 1,357,701
_____________________________________________________________
=============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. DEMOGRAPHIC TRENDS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 2006 and the year ended December 31, 2005 (Unaudited)

                                                                JUNE 30,       DECEMBER 31,
                                                                  2006             2005
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (30,499)    $   (536,433)
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                              8,338,653       21,400,058
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (6,950,453)     (16,311,733)
=============================================================================================
    Net increase in net assets resulting from operations         1,357,701        4,551,892
=============================================================================================
Share transactions-net:
  Series I                                                     (12,869,443)     (14,201,030)
---------------------------------------------------------------------------------------------
  Series II                                                         (3,850)     (67,782,840)
=============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (12,873,293)     (81,983,870)
=============================================================================================
    Net increase (decrease) in net assets                      (11,515,592)     (77,431,978)
=============================================================================================

NET ASSETS:

  Beginning of period                                           67,776,916      145,208,894
=============================================================================================
  End of period (including undistributed net investment
    income (loss) of $(55,570) and $(25,071), respectively)   $ 56,261,324     $ 67,776,916
_____________________________________________________________________________________________
=============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
                        AIM V.I. DEMOGRAPHIC TRENDS FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2006
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM V.I. Demographic Trends, (the "Fund") is a series portfolio of AIM Variable Insurance Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twenty-five separate portfolios. The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies ("variable products"). Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. Current Securities and Exchange Commission ("SEC") guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to provide long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, A I M may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid to separate accounts of participating insurance companies annually and recorded on ex-dividend date.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with AIM Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $2 billion                                                0.77%
---------------------------------------------------------------------
Over $2 billion                                                 0.72%
 ____________________________________________________________________
=====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Series I shares to 1.01% and Series II shares to 1.26% of average daily net assets, through April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the six months ended June 30, 2006, AIM waived fees of $88,294.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the six months ended June 30, 2006, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse AIM for administrative services fees paid to insurance companies that have agreed to provide services to the participants of separate accounts. These administrative services provided by the insurance companies may include, among other things:

                        AIM V.I. DEMOGRAPHIC TRENDS FUND
the printing of prospectuses, financial reports and proxy statements and the delivery of the same to existing participants; the maintenance of master accounts; the facilitation of purchases and redemptions requested by the participants; and the servicing of participants' accounts. Pursuant to such agreement, for the six months ended June 30, 2006, AIM was paid $24,795 for accounting and fund administrative services and reimbursed $76,883 for services provided by insurance companies.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. For the six months ended June 30, 2006, the Fund paid AIS $6,650.

    The Trust has entered into a master distribution agreement with AIM Distributors, Inc. ("ADI") to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Series II shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Series II shares. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. Pursuant to the Plan, for the six months ended June 30, 2006, the Series II shares paid $2,701.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the SEC and procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended June 30, 2006.

                                                                         CHANGE IN
                                                                        UNREALIZED
                    VALUE          PURCHASES          PROCEEDS         APPRECIATION          VALUE         DIVIDEND      REALIZED
FUND               12/31/05         AT COST          FROM SALES       (DEPRECIATION)        06/30/06        INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class            $329,174       $10,223,342       $ (9,984,848)         $    --          $  567,668       $15,118       $    --
-----------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                  --           700,483           (132,815)              --             567,668           250            --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class             329,174        10,223,342        (10,552,516)              --                  --        14,951            --
===================================================================================================================================
  Total            $658,348       $21,147,167       $(20,670,179)         $    --          $1,135,336       $30,319       $    --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended June 30, 2006, the Fund engaged in securities sales of $217,476, which resulted in net realized gains of $20,214 and securities purchases of $3,137,823.

NOTE 5--TRUSTEES' AND OFFICERS FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the six months ended June 30, 2006, the Fund paid legal fees of $1,885 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by

                        AIM V.I. DEMOGRAPHIC TRENDS FUND
collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the six months ended June 30, 2006, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $2,838,512 of capital loss carryforward in the fiscal year ended December 31, 2006.

    The Fund had a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2009                                                $   590,799
-----------------------------------------------------------------------------
December 31, 2010                                                 13,601,762
=============================================================================
Total capital loss carryforward                                  $14,192,561
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

    On April 28, 2006, 242,808 Series I shares valued at $10,126,974 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $1,544,649 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized. Furthermore, the redemption may trigger limitations under the Internal Revenue Code and related regulations regarding the amount of capital loss carryforward available for future utilization by the Fund

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six month ended June 30, 2006 was $43,901,636 and $56,992,347, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as, wash sales that have occurred since the prior fiscal year-end.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $ 5,178,541
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (1,892,002)
===============================================================================
Net unrealized appreciation of investment securities               $ 3,286,539
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $53,070,767.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

NOTE 9--SHARE INFORMATION

                                             Changes in Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------
                                                                   SIX MONTHS ENDED                 Year ended
                                                                   JUNE 30, 2006(a)              December 31, 2005
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Series I                                                       895,056    $  5,396,941      3,629,070    $ 20,081,064
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                       48,993         302,090        483,710       2,637,149
=======================================================================================================================
Reacquired:
  Series I                                                    (2,887,620)    (18,266,384)    (6,149,473)    (34,282,094)
-----------------------------------------------------------------------------------------------------------------------
  Series II                                                      (49,652)       (305,940)   (12,475,751)    (70,419,989)
=======================================================================================================================
                                                              (1,993,223)   $(12,873,293)   (14,512,444)   $(81,983,870)
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 81% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate account funding variable products that are invested in the Fund. The fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  SERIES I
                                           --------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED                               YEAR ENDED DECEMBER 31,
                                            JUNE 30,      -----------------------------------------------------------------------
                                              2006           2005              2004           2003         2002          2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $  5.99        $  5.64          $  5.21         $  3.79      $  5.59       $  8.21
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 (0.00)         (0.02)(a)        (0.02)(a)(b)    (0.03)(a)    (0.03)(a)     (0.05)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                    0.04           0.37             0.45            1.45        (1.77)        (2.57)
=================================================================================================================================
    Total from investment operations            0.04           0.35             0.43            1.42        (1.80)        (2.62)
=================================================================================================================================
Net asset value, end of period               $  6.03        $  5.99          $  5.64         $  5.21      $  3.79       $  5.59
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                 0.67%          6.21%            8.25%          37.47%      (32.20)%      (31.91)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)     $54,136        $65,661          $76,040         $65,162      $26,747       $39,226
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                              1.01%(d)       1.02%            1.18%           1.30%        1.30%         1.38%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                              1.29%(d)       1.15%            1.19%           1.30%        1.43%         1.44%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           (0.09)%(d)     (0.36)%          (0.42)%(b)      (0.61)%      (0.67)%       (0.79)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                        69%           113%             141%            139%         208%          144%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special
  (c)dividend are $(0.03) and (0.52)%, respectively.
     Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection
  (d)with a variable product, which if included would reduce total returns. Ratios are annualized and based on average daily net assets of
  (e)$62,387,246.
     Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

                                                                                SERIES II
                                         ----------------------------------------------------------------------------------------
                                                                                                                 NOVEMBER 7, 2001
                                         SIX MONTHS                                                                (DATE SALES
                                           ENDED                      YEAR ENDED DECEMBER 31,                     COMMENCED) TO
                                          JUNE 30,       --------------------------------------------------        DECEMBER 31,
                                            2006          2005        2004           2003            2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 5.94        $ 5.60      $  5.19        $  3.78         $  5.58           $ 5.33
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.01)        (0.03)(a)    (0.03)(a)(b)   (0.03)(a)       (0.04)(a)        (0.01)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)           0.04          0.37         0.44           1.44           (1.76)            0.26
=================================================================================================================================
    Total from investment operations         0.03          0.34         0.41           1.41           (1.80)            0.25
=================================================================================================================================
Net asset value, end of period             $ 5.97        $ 5.94      $  5.60        $  5.19         $  3.78           $ 5.58
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                              0.50%         6.07%        7.90%         37.30%         (32.26)%           4.69%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                 $2,125        $2,116      $69,169        $59,358         $11,498           $3,552
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers and/or expense
    reimbursements                           1.26%(d)      1.27%        1.43%          1.45%           1.45%            1.45%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           1.54%(d)      1.40%        1.44%          1.55%           1.68%            1.61%(e)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                     (0.34)%(d)    (0.61)%      (0.67)%(b)     (0.76)%         (0.82)%          (0.85)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                     69%          113%         141%           139%            208%             144%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.77)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.
(d) Ratios are annualized and based on average daily net assets of $2,178,834.
(e)  Annualized.
(f) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENT

The Board of Trustees of the Trust unanimously approved, on August 1, 2006, a Plan of Reorganization pursuant to which the Fund would transfer all of its assets to AIM V.I. Capital Appreciation Fund ("Buying Fund"), a series of the Trust ("the Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around October 31, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of the Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective on or around November 6, 2006.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds, including those formerly advised by IFG, and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;
  - that certain AIM Funds inadequately employed fair value pricing;
  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and
  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.



    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

    As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                        AIM V.I. DEMOGRAPHIC TRENDS FUND

PART C. OTHER INFORMATION

Item 15. - Indemnification

           The Registrant's Amended and Restated Agreement and Declaration of Trust, dated September 14, 2005, as amended, provides, among other things (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

           A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $55,000,000 limit of liability (an additional $10,000,000 coverage applies to independent directors/trustees only).

           Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.   Exhibits
--------   --------
1   (a)  - Amended and Restated Agreement and Declaration of Trust of
           Registrant, dated September 14, 2005.(26)

    (b)  - Amendment No. 1, dated December 21, 2005, effective as of December
           21, 2005, to the Amended and Restated Agreement and Declaration of
           Trust of Registrant.(26)

    (c)  - Amendment No. 2, dated December 7, 2005, effective as of July 3,
           2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant.(26)

    (d)  - Amendment No. 3, dated January 9, 2006, effective as of January 9,
           2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant.(27)

    (e)  - Amendment No. 4, dated February 2, 2006, effective as of July 3,
           2006, to the Amended and Restated Agreement and Declaration of Trust of Registrant.(27)

2        - Amended and Restated By-Laws of Registrant, adopted effective
           September 14, 2005.(26)

3        - Voting Trust Agreements - None

4        - Form of Plan Reorganization of Registrant on behalf of AIM V.I.
           Demographic Trends Fund and AIM V.I. Capital Appreciation Fund is
           attached as Appendix I to the Combined Proxy Statement Prospectus
           relating to AIM V.I. Demographic Trends Fund contained in this
           Registrant Statement.

5        - All rights of security holders are contained in the Registrant's
           Amended and Restated Agreement and Declaration of Trust.

6   (a)  - (1) Master Investment Advisory Agreement, dated May 1, 2000, between
           Registrant and A I M Advisors, Inc.(14)

         - (2) Amendment No. 1, dated May 1, 2001, to Master Investment Advisory
           Agreement, dated May 1, 2000, between Registrant and A I M Advisors,
           Inc.(15)

         - (3) Amendment No. 2 to Master Investment Advisory Agreement of
           Registrant dated September 7, 2001, between Registrant and A I M
           Advisors, Inc.(18)

         - (4) Amendment No. 3 to Master Investment Advisory Agreement of
           Registrant dated May 1, 2002, between Registrant and A I M Advisors,
           Inc.(20)

         - (5) Amendment No. 4, dated August 29, 2003, to Master Investment
           Advisory Agreement, dated May 1, 2000, between Registrant and A I M
           Advisors, Inc.(22)

         - (6) Amendment No. 5, dated April 30, 2004 to Master Investment
           Advisory Agreement between Registrant and A I M Advisors, Inc.(24)

         - (7) Amendment No. 6, dated July 1, 2004, to Master Investment
           Advisory Agreement between Registrant and A I M Advisors, Inc.(24)

         - (8) Amendment No. 7, dated October 15, 2004, to Master Investment
           Advisory Agreement between Registrant and A I M Advisors, Inc.(24)

         - (9) Amendment No. 8, dated July 1, 2005, to Master Investment
           Advisory Agreement between Registrant and A I M Advisors, Inc.(26)

         - (10) Amendment No. 9, dated December 21, 2005, to Master Investment
           Advisory Agreement between Registrant and A I M Advisors, Inc.(26)

         - (11) Form of Amendment No. 10 to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(26)

         - (12) Form of Amendment No. 11 to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(27)

         - (13) Form of Amendment No. 12 to Master Investment Advisory Agreement between Registrant and A I M Advisors, Inc.(27)

    (b)  - (1) Master Intergoup Sub-Advisory Contract for Mutual Funds, dated
           April 30, 2004, between A I M Advisors, Inc. and INVESCO
           Institutional (N.A.), Inc.(24)

         - (2) Amendment No. 1, dated July 16, 2004, to Master Intergroup
           Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc.
           and INVESCO Institutional (N.A.), Inc.(24)

         - (3) Amendment No. 2, dated September 30, 2004, to Master Intergroup
           Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc.
           and INVESCO Institutional (N.A.), Inc.(24)

         - (4) Amendment No. 3, dated October 15, 2004, to Master Intergroup
           Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc.
           and INVESCO Institutional (N.A.), Inc. (24)

         - (5) Amendment No. 4, dated June 1, 2005, to Master Intergroup
           Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc.
           and INVESCO Institutional (N.A.), Inc.(26)

         - (6) Form of Amendment No. 5 to Master Intergroup Sub-Advisory
           Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO
           Institutional (N.A.), Inc.(27)

    (c) - Form of Master Intergroup Sub-Advisory Contract for Mutual Funds between A I M Advisors, Inc. and INVESCO Global Asset Management
           (N.A.), Inc.(26)

7   (a)  - (1) First Amended and Restated Master Distribution Agreement, dated
           July 16, 2001, between Registrant and A I M Distributors, Inc.(17)

         - (2) Amendment No. 1, dated September 7, 2001, to First Amended and
           Restated Master Distribution Agreement, between Registrant and A I M
           Distributors, Inc., dated July 16, 2001.(18)

         - (3) Amendment No. 2, dated May 1, 2002, to First Amended and Restated
           Master Distribution Agreement between Registrant and A I M
           Distributors Inc., dated July 16, 2001.(20)

         - (4) Amendment No. 3, dated August 29, 2003, to First Amended and
           Restated Master Distribution Agreement, between Registrant and A I M
           Distributors, Inc., dated July 16, 2001.(22)

         - (5) Amendment No. 4, dated April 30, 2004, to First Amended and
           Restated Master Distribution Agreement between Registrant and A I M
           Distributors, Inc.(24)

         - (6) Amendment No. 5, dated October 15, 2004, to First Amended and
           Restated Master Distribution Agreement between Registrant and A I M
           Distributors, Inc.(24)

         - (7) Amendment No. 6, dated July 1, 2005, to First Amended and
           Restated Master Distribution Agreement between Registrant and A I M
           Distributors, Inc.(26)

         - (8) Amendment No. 7, dated December 21, 2005, to First Amended and
           Restated Master Distribution Agreement between Registrant and A I M
           Distributors, Inc.(26)

         - (9) Form of Amendment No. 8 to First Amended and Restated Master
           Distribution Agreement between Registrant and A I M Distributors,
           Inc.(26)

         - (10) Form of Amendment No. 9 to First Amended and Restated Master
           Distribution Agreement between Registrant and A I M Distributors,
           Inc.(27)

         - (11) Form of Amendment No. 10 to First Amended and Restated Master
           Distribution Agreement between Registrant and A I M Distributors,
           Inc.(27)

8   (a)  - Retirement Plan of Registrant's Non-Affiliated Directors, effective
           March 8, 1994, as restated September 18, 1995.(4)

    (b)  - Retirement Plan for Eligible Directors/Trustees effective as of March
           8, 1994, as Restated September 18, 1995 and as Restated March 7,
           2000.(14)

    (c)  - Form of Director Deferred Compensation Agreement effective as Amended
           March 7, 2000, September 28, 2001 and September 26, 2002.(22)

9   (a)  - (1) Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(15)

         - (2) Amendment, dated May 1, 2000, to Master Custodian Contract, dated
           May 1, 2000, between Registrant and State Street Bank and Trust
           Company.(15)

         - (3) Amendment, dated June 29, 2001, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust
           Company.(20)

         - (4) Amendment, dated April 2, 2002, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust
           Company.(20)

         - (5) Amendment, dated September 8, 2004, to Master Custodian Contract dated May 1, 2000, between Registrant and State Street Bank and Trust
           Company.(24)

    (b)  - Custody Agreement, dated September 19, 2000, between Registrant and
           The Bank of New York.(15)

10  (a)  - (1) Registrant's Master Distribution Plan pursuant to Rule 12b-1 for
           Series II shares.(17)

         - (2) Amendment No. 1 to the Registrant's Master Distribution Plan, dated September 7, 2001.(18)

         - (3) Amendment No. 2 to the Registrant's Master Distribution Plan, dated May 1, 2002.(20)

         - (4) Amendment No. 3 to the Registrant's Master Distribution Plan, dated August 29, 2003.(22)

         - (5) Amendment No. 4 to the Registrant's Master Distribution Plan, dated April 30, 2004.(24)

         - (6) Amendment No. 5 to the Registrant's Master Distribution Plan, dated October 15, 2004.(24)

         - (7) Amendment No. 6 to the Registrant's Master Distribution Plan, dated July 1, 2005.(26)

         - (8) Amendment No. 7 to the Registrant's Master Distribution Plan, dated December 21, 2005.(26)

         - (9) Form of Amendment No. 8 to the Registrant's Master Distribution
           Plan.(26)

         - (10) Form of Amendment No. 9 to the Registrant's Master Distribution
           Plan.(27)

         - (11) Form of Amendment No. 10 to the Registrant's Master Distribution
           Plan.(27)

    (b)  - Registrant's Amended and Restated Multiple Class Plan, effective July
           16, 2001, as amended and restated August 18, 2003.(22)

11       - Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll,
           LLP, as to the legality of the securities being registered is filed herewith.

12       - Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll,
           LLP, supporting the tax matters and consequences to shareholders will be filed as part of a Post-effective Amendment to this Registration
           Statement.

13  (a)  - (1) Second Amended and Restated Master Administrative Services
           Agreement, dated July 1, 2004, between Registrant and A I M Advisors,
           Inc.(24)

         - (2) Amendment No. 1, dated October 15, 2004, to Second Amended and
           Restated Master Administrative Services Agreement, dated July 1,
           2004, between Registrant and A I M Advisors, Inc.(24)

         - (3) Amendment No. 2, dated December 2, 2004, to Second Amended and
           Restated Master Administrative Services Agreement, dated July 1,
           2004, between Registrant and A I M Advisors, Inc.(24)

         - (4) Amendment No. 3, dated July 1, 2005, to Second Amended and
           Restated Master Administrative Services Agreement, dated July 1,
           2004, between Registrant and A I M Advisors, Inc.(26)

         - (5) Amendment No. 4, dated December 21, 2005, to Second Amended and
           Restated Master Administrative Services Agreement, dated July 1,
           2004, between Registrant and A I M Advisors, Inc.(26)

         - (6) Form of Amendment No. 5 to Second Amended and Restated Master
           Administrative Services Agreement, dated July 1, 2004, between
           Registrant and A I M Advisors, Inc.(26)

         - (7) Form of Amendment No. 6 to Second Amended and Restated Master
           Administrative Services Agreement, dated July 1, 2004, between
           Registrant and A I M Advisors, Inc.(27)

         - (8) Form of Amendment No. 7 to Second Amended and Restated Master
           Administrative Services Agreement, dated July 1, 2004, between
           Registrant and A I M Advisors, Inc.(27)

    (b) - (1) Transfer Agency and Service Agreement, dated October 15, 2001, between Registrant and A I M Fund Services, Inc., (now known as AIM
           Investment Services, Inc.).(18)

         - (2) Amendment No. 1, dated July 1, 2005, to the Transfer Agency and
           Service Agreement, dated October 15, 2001, between Registrant and A I
           M Fund Services, Inc. (now known as AIM Investment Services,
           Inc.).(26)

    (c)  - Participation Agreement, dated February 25, 1993, between Registrant,
           Connecticut General Life Insurance Company and A I M Distributors,
           Inc.(4)

    (d)  - (1) Participation Agreement, dated February 10, 1995, between
           Registrant and Citicorp Life Insurance Company.(4)

         - (2) Amendment No. 1, dated February 3, 1997, to the Participation
           Agreement dated February 10, 1995, between Registrant and Citicorp
           Life Insurance Company.(6)

    (e)  - (1) Participation Agreement, dated February 10, 1995, between
           Registrant and First Citicorp Life Insurance Company.(4)

         - (2) Amendment No. 1, dated February 3, 1997, to the Participation
           Agreement, dated February 10, 1995, between Registrant and First
           Citicorp Life Insurance Company.(6)

    (f)  - (1a) Participation Agreement, dated December 19, 1995, between
           Registrant and Glenbrook Life and Annuity Company.(4)

         - (1b) Side Letter Agreement, dated December 1, 1995, among Registrant and Glenbrook Life and Annuity Company.(5)

         - (2) Amendment No. 1, dated November 7, 1997, to the Participation
           Agreement, dated December 19, 1995, between Registrant and Glenbrook
           Life and Annuity Company.(7)

         - (3) Amendment No. 2, dated September 2, 1997, to the Participation
           Agreement, dated December 19, 1995, between Registrant and Glenbrook
           Life and Annuity Company.(6)

         - (4) Amendment No. 3, dated January 26, 1998, to the Participation
           Agreement, dated December 19, 1995, between Registrant and Glenbrook
           Life and Annuity Company.(7)

         - (5) Amendment No. 4, dated May 1, 1998, to the Participation
           Agreement, dated December 19, 1995, between Registrant and Glenbrook
           Life and Annuity Company.(7)

         - (6) Amendment No. 5, dated January 12, 1999, to the Participation
           Agreement,

           dated December 19, 1995, between Registrant and Glenbrook Life and
           Annuity Insurance Company.(8)

         - (7) Amendment No. 6, dated September 26, 2001, to the Participation
           Agreement, dated December 19, 1995, between Registrant and Glenbrook
           Life and Annuity Company.(20)

         - (8) Amendment No. 7, dated May 1, 2004, to the Participation
           Agreement, dated December 19, 1995, between Registrant and Glenbrook
           Life and Annuity Insurance Company.(27)

    (g)  - Participation Agreement, dated March 4, 1996, between Registrant and
           IDS Life Insurance Company.(4)

    (h)  - (1a) Participation Agreement, dated October 7, 1996, between
           Registrant and IDS Life Insurance Company (supersedes and replaces
           Participation Agreement dated March 4, 1996).(5)

         - (1b) Side Letter Agreement, dated September 27, 1996, between
           Registrant, IDS Life Insurance Company and IDS Life Insurance Company of New York.(6)

         - (2) Amendment No. 1, dated November 11, 1997, to the Participation
           Agreement, dated October 7, 1996, between Registrant and IDS Life
           Insurance Company.(8)

         - (3) Amendment No. 2, dated August 13, 2001, to the Participation
           Agreement, dated October 7, 1996, between Registrant and IDS Life
           Insurance Company.(27)

         - (4) Amendment No. 3, dated May 1, 2002, to the Participation
           Agreement, dated October 7, 1996, between Registrant and IDS Life
           Insurance Company.(27)

         - (5) Amendment January 1, 2003, to the Participation Agreement, dated
           October 7, 1996, between Registrant and IDS Life Insurance
           Company.(27)

         - (6) Amendment dated September 30, 2003, to the Participation
           Agreement, dated October 7, 1996, between Registrant and IDS Life
           Insurance Company.(27)

         - (7) Amendment dated April 30, 2004, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance
           Company.(27)

    (i)  - (1) Participation Agreement, dated October 7, 1996, between
           Registrant and IDS Life Insurance Company of New York.(5)

         - (2) Amendment No. 1, dated November 11, 1997, to the Participation
           Agreement, dated October 7, 1996 between Registrant and IDS Life
           Insurance Company of New York.(8)

         - (3) Amendment No. 2, dated August 13, 2001, to the Participation
           Agreement, dated October 7, 1996, between Registrant and IDS Life
           Insurance Company of New York.(27)

         - (4) Amendment No. 3, dated May 1, 2002, to the Participation
           Agreement, dated October 7, 1996, between Registrant and IDS Life
           Insurance Company of New York.(27)

         - (5) Amendment dated January 1, 2003, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance
           Company of New

           York.(27)

         - (6) Amendment dated August 18, 2003, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance
           Company of New York.(27)

         - (7) Amendment dated April 30, 2004, to the Participation Agreement, dated October 7, 1996, between Registrant and IDS Life Insurance
           Company of New York.(27)

    (j) - (1) Participation Agreement, dated April 8, 1996, between Registrant and Connecticut General Life Insurance Company.(4)

         - (2) Amendment No. 1, dated April 30, 2004, to the Participation
           Agreement, dated April 8, 1996, between Registrant and Connecticut
           General Life Insurance Company.(27)

    (k)  - (1) Participation Agreement, dated September 21, 1996, between
           Registrant and Pruco Life Insurance Company.(5)

         - (2) Amendment No. 1, dated July 1, 1997, to the Participation
           Agreement, dated September 21, 1996, between Registrant and Pruco
           Life Insurance Company.(6)

         - (3) Amendment No. 2, dated August 1, 1998, to the Participation
           Agreement, dated September 21, 1996, between Registrant and Pruco
           Life Insurance Company.(7)

         - (4) Amendment No. 3, dated November 8, 1999, to the Participation
           Agreement dated September 21, 1996, between Registrant and Pruco Life
           Insurance Company.(14)

         - (5) Amendment No. 4 dated April 10, 2000, to the Participation
           Agreement dated September 21, 1996, between Registrant and Pruco Life
           Insurance Company.(14)

    (l)  - (1a) Participation Agreement, dated October 1, 1996, between
           Registrant and Allstate Life Insurance Company of New York.(5)

         - (1b) Side Letter Agreement, dated October 1, 1996, between Registrant and Allstate Life Insurance Company of New York.(7)

         - (2) Amendment No. 1, dated November 7, 1997, to the Participation
           Agreement, dated October 1, 1996, between Registrant and Allstate
           Life Insurance Company of New York.(9)

         - (3) Amendment No. 2, dated December 18, 2002, to the Participation
           Agreement, dated October 1, 1996, between Registrant and Allstate
           Life Insurance Company of New York.(27)

         - (4) Amendment No. 3, dated May 1, 2003, to the Participation
           Agreement, dated October 1, 1996, between Registrant and Allstate
           Life Insurance Company of New York.(27)

    (m)  - (1a) Participation Agreement, dated December 18, 1996, between
           Registrant and Merrill Lynch Life Insurance Company.(5)

         - (1b) Side Letter Agreement, dated December 18, 1996, between
           Registrant and

           Merrill, Lynch, Pierce, Fenner & Smith, Incorporated.(5)

         - (2) Amendment No. 1, dated May 1, 1997, to the Participation
           Agreement, dated December 18, 1996, between Registrant and Merrill
           Lynch Life Insurance Company.(6)

         - (3) Amendment No. 2, dated April 13, 2000, to the Participation
           Agreement, dated December 18, 1996, between Registrant and Merrill
           Lynch Life Insurance Company.(14)

         - (4) Amendment No. 3, dated February 16, 2001, to the Participation
           Agreement, dated December 18, 1996, between Registrant and Merrill
           Lynch Life Insurance Company.(18)

         - (5) Amendment No. 4, dated May 1, 2001, to the Participation
           Agreement, dated December 18, 1996, between Registrant and Merrill
           Lynch Life Insurance Company.(18)

         - (6) Amendment No. 5, dated October 5, 2001, to the Participation
           Agreement, dated December 18, 1996, between Registrant and Merrill
           Lynch Life Insurance Company.(18)

         - (7) Agreement No. 6, dated September 10, 2002, to the Participation
           Agreement, dated December 18, 1996, between Registrant and Merrill
           Lynch Life Insurance Company.(20)

         - (8) Amendment No. 7, dated March 1, 2005, to the Participation
           Agreement, dated December 18, 1996, between Registrant and Merrill
           Lynch Life Insurance Company.(27)

         - (9) Amendment No. 8, dated May 1, 2006, to the Participation
           Agreement, dated December 18, 1996, between Registrant and Merrill
           Lynch Life Insurance Company.(27)

    (n)  - (1) Participation Agreement, dated December 18, 1996, between
           Registrant and ML Life Insurance Company of New York.(5)

         - (2) Amendment No. 1, dated May 1, 1997, to the Participation
           Agreement, dated December 18, 1996, between Registrant and ML Life
           Insurance Company of New York.(6)

         - (3) Amendment No. 2, dated April 3, 2000, to the Participation
           Agreement, dated December 18, 1996, by and between Registrant and ML
           Life Insurance Company of New York.(14)

         - (4) Amendment No. 3 dated February 16, 2001, to the Participation
           Agreement, dated December 18, 1996, between Registrant and ML Life
           Insurance Company of New York.(18)

         - (5) Amendment No. 4, dated May 1, 2001, to the Participation
           Agreement, dated December 18, 1996, between Registrant and ML Life
           Insurance Company of New York.(18)

         - (6) Amendment No. 5, dated October 5, 2001, to the Participation
           Agreement, dated, December 18, 1996, between Registrant and ML Life
           Insurance Company of New York.(18)

         - (7) Amendment No. 6, dated September 10, 2002, to the Participation
           Agreement, dated December 18, 1996, between Registrant and ML Life
           Insurance Company of New York.(20)

         - (8) Amendment No. 7, dated March 1, 2005, to the Participation
           Agreement, dated December 18, 1996, between Registrant and ML Life
           Insurance Company of New York.(27)

         - (9) Amendment No. 8, dated May 1, 2006, to the Participation
           Agreement, dated December 18, 1996, between Registrant and ML Life
           Insurance Company of New York.(27)

    (o)  - (1) Participation Agreement, dated February 14, 1997, between
           Registrant and Pruco Life Insurance Company of New Jersey.(5)

         - (2) Amendment No. 1, dated November 8, 1999, to the Participation
           Agreement, dated February 14, 1997, between Registrant and Pruco Life
           Insurance Company of New Jersey.(14)

         - (3) Amendment No. 2, dated April 10, 2000, to the Participation
           Agreement, dated February 14, 1997, between Registrant and Pruco Life
           Insurance Company of New Jersey.(14)

         - (4) Amendment dated April 30, 2004, to the Participation Agreement, dated February 14, 1997, between Registrant and Pruco Life Insurance
           Company of New Jersey.(27)

    (p)  - Participation Agreement, dated April 30, 1997, between Registrant and
           Prudential Insurance Company of America.(6)

    (q)  - (1) Participation Agreement, dated October 30, 1997, between
           Registrant and American Centurion Life Assurance Company.(6)

         - (2) Amendment No. 1, dated May 1, 2002, to the Participation
           Agreement, dated October 30, 1997, between Registrant and American
           Centurion Life Assurance Company.(27)

         - (3) Amendment dated January 1, 2003, to the Participation Agreement, dated October 30, 1997, between Registrant and American Centurion
           Life Assurance Company.(27)

         - (4) Amendment dated April 30, 2004, to the Participation Agreement, dated October 30, 1997, between Registrant and American Centurion
           Life Assurance Company.(27)

         - (5) Amendment dated September 14, 2004, to the Participation
           Agreement, dated October 30, 1997, between Registrant and American
           Centurion Life Assurance Company.(27)

    (r)  - (1a) Participation Agreement, dated October 30, 1997, between
           Registrant and American Enterprise Life Insurance Company.(6)

         - (1b) Letter Agreement, dated October 30, 1997, between American
           Enterprise Life Insurance Company and American Centurion Life
           Assurance Company.(6)

         - (2) Amendment No. 1, dated January 1, 2000, to the Participation Agreement, dated October 30, 1997, between Registrant and American Enterprise Life Insurance Company.(27)

         - (3) Amendment No. 2, dated May 1, 2002, to the Participation Agreement, dated October 30, 1997, between Registrant and American Enterprise Life Insurance Company.(27)

         - (4) Amendment dated January 1, 2003, to the Participation Agreement, dated October 30, 1997, between Registrant and American Enterprise Life Insurance Company.(27)

         - (5) Amendment dated April 30, 2004, to the Participation Agreement, dated October 30, 1997, between Registrant and American Enterprise Life Insurance Company.(27)

         - (6) Amendment dated September 16, 2004, to the Participation Agreement, dated October 30, 1997, between Registrant and American Enterprise Life Insurance Company.(27)

    (s) - (1) Participation Agreement, dated November 20, 1997, between Registrant and AIG Life Insurance Company.(6)

         - (2) Amendment No. 1, dated October 11, 1999, to the Participation Agreement, dated November 20, 1997, between Registrant and AIG Life Insurance Company.(27)

    (t) - Participation Agreement, dated November 20, 1997, between Registrant and American International Life Assurance Company of New York.(6)

    (u) - (1) Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life Insurance Company.(6)

         - (2) Amendment No. 1, dated June 15, 1998, to the Participation Agreement, dated November 4, 1997, between Registrant and Nationwide Life Insurance Company.(7)

    (v) - (1) Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver.(6)

         - (2) Amendment No. 1, dated June 23, 1998, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver.(7)

         - (3) Amendment No. 2, dated May 20, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(10)

         - (4) Amendment No. 3, dated November 1, 1999, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(12)

         - (5) Amendment No. 4, dated March 2, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

         - (6) Amendment No. 5, dated December 28, 2000, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(14)

         - (7) Amendment No. 6, dated September 5, 2001, to the Participation Agreement, dated December 3, 1997, between Registrant and Security Life of Denver Insurance Company.(18)

    (w) - (1) Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(6)

         - (2) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(12)

         - (3) Amendment No. 2, dated September 1, 2000, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Services Life Insurance Company.(14)

         - (4) Amendment No. 3, dated February 12, 2001, to the Participation Agreement, dated December 31, 1997, between Registrant and Met Life Investors Insurance Company (formerly Cova Financial Services Life Insurance Company).(18)

    (x) - (1) Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life Insurance Company.(6)

         - (2) Amendment No. 1, dated April 23, 1999, to the Participation Agreement, dated December 31, 1997, between Registrant and Cova Financial Life Insurance Company.(10)

         - (3) Amendment No. 2, dated February 12, 2001, to the Participation Agreement, dated April 23, 1999, between Registrant and Met Life Investors Insurance Company (formerly Cova Financial Life Insurance Company).(18)

    (y) - (1) Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Insurance & Annuity Company, Inc.(7)

         - (2) Amendment No. 1, dated July 1, 1999, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(11)

         - (3) Amendment No. 2, dated May 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company, Inc.(14)

         - (4) Amendment No. 3, dated August 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance & Annuity Company.(14)

         - (5) Amendment No. 4, dated December 1, 2000, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance and Annuity Company, Inc.(18)

         - (6) Amendment dated January 1, 2003, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance and Annuity Company, Inc.(27)

         - (7) Amendment No. 5, dated May 1, 2004, to the Participation Agreement, dated February 2, 1998, between Registrant and The Guardian Life Insurance and Annuity Company, Inc.(27)

    (z) - (1) Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(7)

         - (2) Amendment No. 1, dated December 11, 1998, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(8)

         - (3) Amendment No. 2, dated March 15, 1999, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

         - (4) Amendment No. 3, dated April 17, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(14)

         - (5) Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S).(18)

         - (6) Amendment No. 5, dated May 1, 2001, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

         - (7) Amendment No. 6, dated September 1, 2001, to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(18)

         - (8) Amendment No. 7, date April 1, 2002 to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

         - (9) Amendment No. 8, dated August 5, 2002, to the Participation Agreement dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(20)

         - (10) Amendment No. 9, dated August 20, 2003, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(27)

         - (11) Amendment No. 10, dated December 31, 2003, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(27)

         - (12) Amendment No. 11, dated April 30, 2004, to the Participation Agreement, dated February 17, 1998, between Registrant and Sun Life Assurance Company of Canada (U.S.).(27)

    (aa) - Participation Agreement, dated April 1, 1998, between Registrant and United Life & Annuity Insurance Company.(7)

    (bb) - (1) Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(7)

         - (2) Amendment No. 1, dated December 28, 1998, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(8)

         - (3) Amendment No. 2, dated March 12, 2001, to the Participation Agreement, dated April 21, 1998, between Registrant and Keyport Life Insurance Company.(18)

    (cc) - (1) Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

         - (2) Amendment No. 1, dated June 30, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(7)

         - (3) Amendment No. 2, dated November 27, 1998, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(8)

         - (4) Amendment No. 3, dated August 1, 1999, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

         - (5) Amendment No. 4, dated February 28, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and PFL Life Insurance Company.(18)

         - (6) Amendment No. 5, dated July 1, 2001, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(18)

         - (7) Amendment No. 6, dated August 15, 2001, to the Participation Agreement dated May 1, 1998, between Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(18)

         - (8) Amendment No. 7 dated May 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

         - (9) Amendment No. 8 dated July 15, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

         - (10) Amendment No. 9 dated December 1, 2002, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(20)

         - (11) Amendment No. 10, dated May 1, 2003, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(27)

         - (12) Amendment No. 11, dated December 1, 2003, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(27)

         - (13) Amendment No. 12, dated May 1, 2004, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(27)

         - (14) Amendment No. 13, dated September 1, 2005, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(27)

         - (15) Amendment No. 14, dated May 1, 2006, to the Participation Agreement, dated May 1, 1998, between Registrant and Transamerica Life Insurance Company (formerly PFL Life Insurance Company).(27)

    (dd) - (1) Participation Agreement, dated May 1, 1998, between Registrant and Fortis Benefits Insurance Company.(7)

         - (2) Form of Amendment No. 1, dated April 30, 2004, to the Participation Agreement, dated May 1, 1998, between Registrant and Fortis Benefits Insurance Company (n/k/a Union Security Insurance Company).(27)

    (ee) - (1) Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(7)

         - (2) Amendment No. 1, dated January 1, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(9)

         - (3) Amendment No. 2, dated September 29, 1999, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

         - (4) Amendment No. 3, dated February 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(14)

         - (5) Amendment No. 4, dated November 1, 2000, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(18)

         - (6) Amendment No. 5, dated May 14, 2002, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(20)

         - (7) Amendment No. 6, dated October 1, 2002, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(27)

         - (8) Amendment No. 7, dated January 15, 2004, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(27)

         - (9) Amendment No. 8, dated January 1, 1005, to the Participation Agreement, dated June 1, 1998, between Registrant and American General Life Insurance Company.(27)

    (ff) - (1) Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(7)

         - (2) Amendment No. 1, dated November 20, 1998, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(8)

         - (3) Amendment No. 2, dated May 1, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

         - (4) Amendment No. 3, dated October 14, 1999, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

         - (5) Amendment No. 4, dated May 1, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(14)

         - (6) Amendment No. 5, dated July 15, 2000, to the Participation Agreement, dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

         - (7) Amendment No. 6, dated July 15, 2001, to the Participation Agreement dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(18)

         - (8) Amendment No. 7, dated May 1, 2003, to the Participation Agreement dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(27)

         - (9) Amendment No. 8, dated April 30, 2004, to the Participation Agreement dated June 16, 1998, between Registrant and Lincoln National Life Insurance Company.(27)

    (gg) - (1) Participation Agreement, dated June 30, 1998, between Registrant and Aetna Life Insurance and Annuity Company.(7)

         - (2) Amendment No. 1, dated October 1, 2000, to the Participation Agreement, dated June 20, 1998, between Registrant and AETNA Life Insurance and Annuity Company.(18)

         - (3) Amendment dated July 12, 2002, to the Participation Agreement, dated June 30, 1998, between Registrant and AETNA Life Insurance and Annuity Company.(27)

    (hh) - (1) Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(8)

         - (2) Amendment dated January 1, 2003, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company.(20)

         - (3) Amendment dated April 30, 2004, to the Participation Agreement, dated July 1, 1998, between Registrant and The Union Central Life Insurance Company (ING Life Insurance and Annuity Company).(27)

    (ii) - (1) Participation Agreement, dated July 1, 1998, between Registrant and United Investors Life Insurance Company.(8)

         - (2) Amendment No. 1, dated July 1, 2002, to the Participation Agreement, dated July 1, 1998, between Registrant and United Investors Life Insurance Company.(27)

(jj)     - (1) Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(7)

         - (2) Amendment No. 1, dated April 29, 2002, to be effective as of November 1, 2000, to the Participation Agreement, dated July 2, 1998, between Registration and Hartford Life Insurance Company.(20)

         - (3) Amendment No. 2, dated September 20, 2001, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(20)

         - (4) Amendment No. 3, dated June 1, 2003, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(27)

         - (5) Amendment No. 4, dated November 1, 2003, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(27)

         - (6) Amendment No. 5, dated May 1, 2004, to the Participation Agreement, dated July 2, 1998, between Registrant and Hartford Life Insurance Company.(27)

(kk)     - (1) Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(7)

         - (2) Amendment No. 1, dated December 28, 1998 to the Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(8)

         - (3) Amendment No. 2, dated March 12, 2001, to the Participation Agreement, dated July 13, 1998, between Registrant and Keyport Benefit Life Insurance Company.(27)

(ll)     - (1) Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(7)

         - (2) Amendment No. 1, dated February 11, 2000, to the Participation Agreement dated July 27, 1998 between Registrant and Allmerica Financial Life Insurance and Annuity Company.(13)

         - (3) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

         - (4) Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

         - (5) Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

         - (6) Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

         - (7) Amendment No. 6, dated May 1, 2001, to the Participation Agreement dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(18)

         - (8) Amendment No. 7, dated May 1, 2002, to the Participation Agreement dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(20)

         - (9) Amendment dated January 1, 2003, to the Participation Agreement dated July 27, 1998, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(27)

    (mm) - (1) Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(7)

         - (2) Amendment No. 1, dated February 11, 2000, to the Participation Agreement dated July 27, 1998 between Registrant and First Allmerica Financial Life Insurance Company.(13)

         - (3) Amendment No. 2, dated April 10, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

         - (4) Amendment No. 3, dated May 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

         - (5) Amendment No. 4, dated October 4, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(14)

         - (6) Amendment No. 5, dated December 1, 2000, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

         - (7) Amendment No. 6, dated May 1, 2001, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(18)

         - (8) Amendment No. 7, dated May 1, 2002, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(20)

         - (9) Amendment dated January 1, 2003, to the Participation Agreement, dated July 27, 1998, between Registrant and First Allmerica Financial Life Insurance Company.(27)

    (nn) - (1) Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(9)

         - (2) Amendment No. 1, dated February 15, 2000, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

         - (3) Amendment No. 2, dated May 1, 2000, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

         - (4) Amendment No. 3, dated July 15, 2000, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

         - (5) Amendment dated January 1, 2003, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

         - (6) Amendment No. 5, dated April 30, 2004, to the Participation Agreement, dated October 15, 1998, between Registrant and Lincoln Life & Annuity Insurance Company of New York.(27)

    (oo) - (1) Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(8)

         - (2) Amendment No. 1, dated July 1, 1999, to the Participation Agreement dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(11)

         - (3) Amendment No. 2, dated August 1, 2000, to the Participation Agreement, dated November 23, 1998, between Registrant and American General Annuity Insurance Company.(14)

    (pp) - (1) Participation Agreement, dated December 1, 1998, between Registrant and the Prudential Insurance Company of America.(8)

         - (2) Amendment No. 1, dated March 8, 2000, to the Participation Agreement, dated December 1, 1998, between Registrant and the Prudential Insurance Company of America.(27)

         - (3) Amendment dated April 30, 2004, to the Participation Agreement, dated December 1, 1998, between Registrant and the Prudential Insurance Company of America.(27)

         - (4) Form of Amendment dated May 1, 2006, to the Participation Agreement, dated December 1, 1998, between Registrant and the Prudential Insurance Company of America.(27)

    (qq) - (1) Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(9)

         - (2) Amendment No. 1, dated October 1, 2001, to the Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(18)

         - (3) Amendment No. 2, dated February 1, 2002, to the Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(27)

         - (4) Amendment No. 3, dated May 1, 2003, to the Participation Agreement, dated February 1, 1999, between Registrant and Sage Life Assurance of America, Inc.(27)

    (rr) - (1) Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(9)

         - (2) Amendment No. 1, dated May 1, 2001, to the Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(18)

         - (3) Amendment No. 2, dated April 30, 2004, to the Participation Agreement, dated April 1, 1999, between Registrant and Liberty Life Assurance Company of Boston.(27)

    (ss) - Participation Agreement, dated April 13, 1999, between Registrant and Western-Southern Life Insurance Company.(10)

    (tt) - (1) Participation Agreement, dated May 1, 1999, between Registrant and Columbus Life Insurance Company.(10)

         - (2) Amendment dated April 25, 2003, to the Participation Agreement, dated May 1, 1999, between Registrant and Columbus Life Insurance Company.(27)

         - (3) Amendment No. 2, dated April 30, 2004, to the Participation Agreement, dated May 1, 1999, between Registrant and Columbus Life Insurance Company.(27)

    (uu) - (1) Participation Agreement, dated April 26, 1999, between Registrant and First Variable Life Insurance Company.(10)

         - (2) Amendment dated April 30, 2004, to the Participation Agreement, dated April 26, 1999, between Registrant and Protective Life Insurance Company (formerly, First Variable Life Insurance Company).(27)

    (vv) - Participation Agreement, dated August 21, 1999, between Registrant and Life Investors Insurance Company of America.(11)

    (ww) - Participation Agreement, dated June 8, 1999, between Registrant and The Principal Life Insurance Company.(10)

    (xx) - (1) Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(11)

         - (2) Amendment, dated April 1, 2001, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

         - (3) Amendment, dated May 1, 2002, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(20)

         - (4) Amendment, dated August 15, 2002, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(20)

         - (5) Amendment dated January 8, 2003, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

         - (6) Amendment dated February 14, 2003, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

         - (7) Amendment, dated April 30, 2004, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance Company.(27)

         - (8) Amendment dated April 29, 2005, to the Participation Agreement, dated June 8, 1999, between Registrant and Principal Life Insurance
           Company.(27)

         - (9) Form of Amendment No. 8, dated May 1, 2006, to the Participation
           Agreement, dated June 8, 1999, between Registrant and Principal Life
           Insurance Company.(27)

(yy)     - Participation Agreement, dated June 14, 1999, between Registrant and
           Security First Life Insurance Company.(11)

(zz)     - (1) Participation Agreement, dated July 1, 1999, between Registrant and Allstate Life Insurance Company.(11)

         - (2) Amendment No. 1, dated December 20, 2001, to the Participation
           Agreement, dated July 1, 1999, between Registrant and Allstate Life
           Insurance Company.(18)

         - (3) Amendment No. 2, dated May 1, 2003, to the Participation
           Agreement, dated July 1, 1999, between Registrant and Allstate Life
           Insurance Company.(27)

(aaa)    - Participation Agreement, dated July 27, 1999, between Registrant and
           Allianz Life Insurance Company of North America.(11)

(bbb)    - Participation Agreement, dated July 27, 1999, between Registrant and
           Preferred Life Insurance Company of New York.(11)

(ccc)    - (1) Participation Agreement, dated August 31, 1999, between
           Registrant and John Hancock Mutual Life Insurance Company.(11)

(ddd)    - (1) Participation Agreement, dated August 31, 1999, between
           Registrant and The United States Life Insurance Company in the City of New York.(11)

         - (2) Amendment No. 1, dated October 1, 2001, to the Participation
           Agreement, dated August 31, 1999, between Registrant and The United
           States Life Insurance Company in the City of New York.(27)

         - (3) Amendment No. 2, dated December 31, 2002, to the Participation
           Agreement, dated August 31, 1999, between Registrant and The United
           States Insurance Company in the City of New York.(27)

         - (4) Amendment No. 3, dated September 5, 2003, to the Participation
           Agreement, dated August 31, 1999, between Registrant and The United
           States Insurance Company in the City of New York.(27)

(eee)    - (1) Participation Agreement, dated November 1, 1999, between
           Registrant and AETNA Insurance Company of America.(12)

         - (2) Amendment No. 1, dated November 17, 2000, to the Participation
           Agreement dated November 1, 1999, between Registrant and AETNA
           Insurance Company of America.(18)

         - (3) Amendment dated July 21, 2002, to the Participation Agreement, dated November 1, 1999, between Registrant and AETNA Insurance
           Company of America.(27)

(fff)    - Participation Agreement, dated January 28, 2000, between Registrant and Northbrook Life Insurance Company.(13)

(ggg)    - (1) Participation Agreement, dated March 2, 2000, between Registrant and GE Life and Annuity Assurance Company.(14)

         - (2) Amendment No. 1, dated January 12, 2005, to the Participation
           Agreement, dated January 28, 2000, between Registrant and GE Life and
           Annuity Assurance Company.(27)

         - (3) Amendment No. 2, dated April 29, 2005, to the Participation
           Agreement, dated January 28, 2000, between Registrant and GE Life and
           Annuity Assurance Company.(27)

(hhh)    - Participation Agreement, dated March 27, 2000, between Registrant and
           Reliastar Life Insurance Company of New York.(14)

(iii)    - Participation Agreement, dated March 27, 2000, between Registrant and
           Northern Life Insurance Company.(14)

(jjj)    - Participation Agreement, dated March 27, 2000, between Registrant and
           Reliastar Life Insurance Company.(14)

(kkk)    - (1) Participation Agreement, dated April 10, 2000, between Registrant and Allmerica Financial Life Insurance and Annuity Company.(14)

         - (2) Amendment No. 1, dated December 1, 2000, to the Participation
           Agreement, dated April 10, 2000, between Registrant and Allmerica
           Financial Life Insurance and Annuity Company.(18)

(lll)    - (1) Participation Agreement, dated April 14, 2000, between Registrant and United Investors Life Insurance Company.(14)

         - (2) Amendment dated April 30, 2004, to the Participation Agreement, dated April 14, 2000, between Registrant and United Investors Life
           Insurance Company.(27)

(mmm)    - (1) Participation Agreement, dated April 17, 2000, between Registrant and Sun Life Insurance and Annuity Company of New York.(14)

         - (2) Amendment No. 1, dated April 27, 2000, to the Participation
           Agreement, dated April 17, 2000, between Registrant and Sun Life
           Insurance and Annuity Company of New York.(20)

         - (3) Amendment No. 2, dated September 1, 2001, to the Participation
           Agreement, dated April 17, 2000, between Registrant and Sun Life
           Insurance and Annuity Company of New York.(20)

         - (4) Amendment No. 3, dated April 1, 2002, to the Participation
           Agreement, dated April 17, 2000, between Registrant and Sun Life
           Insurance and Annuity Company of New York.(20)

         - (5) Amendment No. 4, dated December 31, 2002, to the Participation
           Agreement, dated April 17, 2000, between Registrant and Sun Life
           Insurance and Annuity Company of New York.(20)

         - (6) Amendment No. 5, dated August 20, 2003, to the Participation
           Agreement, dated April 17, 2000, between Registrant and Sun Life
           Insurance and Annuity Company of New York.(27)

         - (7) Amendment No. 6, dated April 30, 2004, to the Participation
           Agreement, dated April 17, 2000, between Registrant and Sun Life
           Insurance and Annuity Company of New York.(27)

(nnn)    - (1) Participation Agreement, dated August 1, 2000, between Registrant and Kansas City Life Insurance Company.(14)

         - (2) Amendment dated October 31, 2002, to the Participation Agreement, dated August 1, 2000, between Registrant and Kansas City Life
           Insurance Company.(27)

(ooo)    - (1) Participation Agreement, dated September 25, 2000, between
           Registrant and Security Life of Denver Insurance Company.(14)

         - (2) Amendment No. 1, dated September 5, 2001, to the Private
           Placement Participation Agreement, dated September 25, 2000, between
           Registrant and Security Life of Denver Insurance Company.(18)

(ppp)    - (1) Participation Agreement, dated February 26, 1999, between
           Registrant and American General Life Insurance Company.(18)

         - (2) Amendment No. 1, dated November 1, 2000, to the Participation
           Agreement, dated February 26, 1999, between Registrant and American
           General Life Insurance Company.(18)

         - (3) Amendment No. 2, dated October 12, 2002, to the Participation
           Agreement, dated February 26, 1999, between Registrant and American
           General Life Insurance Company.(27)

(qqq)    - (1) Participation Agreement, dated April 3, 2000, between Registrant and First Cova Life Insurance Company.(18)

         - (2) Amendment No. 1, dated February 12, 2001, to the Participation
           Agreement dated December 31, 1997, between Registrant and First Met
           Life Investors Insurance Company (formerly, First Cova Life Insurance
           Company).(18)

(rrr)    -            (1) Participation Agreement, dated February 1, 2001, between
           Registrant and Peoples Benefit Life Insurance Company.(18)

         - (2) Amendment dated April 6, 2004, to the Participation Agreement, dated February 1, 2001, between Registrant and Peoples Benefit Life
           Insurance Company.(27)

(sss)    - (1) Participation Agreement, dated March 28, 2001, between Registrant and Security Benefit Life Insurance Company.(18)

         - (2) Amendment No. 1, dated May 1, 2003, to the Participation
           Agreement, dated March 28, 2001, between Registrant and Security
           Benefit Life Insurance Company.(27)

         - (3) Amendment No. 2, dated September 29, 2005, to the Participation
           Agreement, dated March 28, 2001, between Registrant and Security
           Benefit Life Insurance Company.(27)

(ttt)    - Participation Agreement, dated March 29, 2001, between Registrant and
           Phoenix Home Life Mutual Insurance Company.(18)

(uuu)    - Participation Agreement, dated March 29, 2001, between Registrant and
           Phoenix Life and Annuity Company.(18)

(vvv)    - Participation Agreement, dated March 29, 2001, between Registrant and
           PHL Variable Insurance Company.(18)

(www)    - (1) Participation Agreement, dated April 4, 2001, between Registrant and Annuity Investors Life Insurance Company.(18)

         - (2) Amendment No. 1, dated July 1, 2002, to the Participation
           Agreement, dated April 4, 2001, between Registrant and Annuity
           Investors Life Insurance Company.(27)

         - (3) Amendment dated April 30, 2004, to the Participation Agreement, dated April 4, 2001, between Registrant and Annuity Investors Life
           Insurance Company.(27)

(xxx)    - Participation Agreement, dated April 17, 2001, between Registrant and
           Sun Life Insurance and Annuity Company of New York.(18)

(yyy)    - (1) Participation Agreement, dated April 30, 2001, between Registrant and Western Reserve Life Assurance Co. of Ohio.(18)

         - (2) Amendment dated April 30, 2001, to the Participation Agreement, dated April 30, 2001, between Registrant and Western Reserve Life
           Assurance Co. of Ohio.(27)

(zzz)    - (1) Participation Agreement, dated July 13, 2001, between Registrant and Golden American Life Insurance Company.(18)

         - (2) Amendment dated April 30, 2004, to the Participation Agreement, dated July 13, 2001, between Registrant and Golden American Life
           Insurance Company.(27)

(aaaa)   - (1) Participation Agreement, dated July 24, 2001, between Registrant and Lincoln Benefit Life Company.(18)

         - (2) Amendment No. 1, dated December 18, 2002, to the Participation
           Agreement, dated July 24, 2001, between Registrant and Lincoln
           Benefit Life Company.(20)

(bbbb)   - (1) Participation Agreement, dated October 1, 2001, between
           Registrant and The Travelers Life and Annuity Company.(18)

         - (2) Amendment dated May 1, 2003, to the Participation Agreement, dated October 1, 2001, between Registrant and The Travelers Life and
           Annuity Company.(27)

         - (3) Amendment dated March 31, 2005, to the Participation Agreement, dated October 1, 2001, between Registrant and The Travelers Life and
           Annuity Company.(27)

(cccc)   - Participation Agreement, dated November 1, 2001, between Registrant and The American Life Insurance Company of New York.(18)

(dddd)   - (1) Participation Agreement, dated May 1, 2002, between the
           Registrant and Hartford Life and Annuity Insurance Company.(27)

         - (2) Amendment No. 1, dated April 30, 2004, to the Participation
           Agreement, dated May 1, 2002, between Registrant and Hartford Life and Annuity Insurance Company.(27)

(eeee)   - (1) Participation Agreement, dated March 4, 2002, between Registrant and Minnesota Life Insurance Company.(19)

         - (2) Amendment No. 1, dated April 30, 2004, to the Participation
           Agreement, dated March 4, 2002, between Registrant and Minnesota Life
           Insurance Company.(27)

(ffff)   - (1) Participation Agreement, dated May 1, 2002, between Registrant and AUSA Life Insurance Company, Inc.(20)

         - (2) Amendment No. 1, dated May 1, 2004, to the Participation
           Agreement, dated May 1, 2002, between Registrant and AUSA Life
           Insurance Company, Inc.(27)

(gggg)   - Participation Agreement, dated October 1, 2002, between Registrant and CUNA Mutual Life Insurance Company.(20)

(hhhh)   - (1) Participation Agreement, dated May 1, 2000, between Registrant and SAFECO Life Insurance Company.(27)

         - (2) Amendment dated May 1, 2003, to the Participation Agreement, dated May 1, 2000, between Registrant and SAFECO Life Insurance
           Company.(27)

         - (3) Amendment dated April 30, 2004, to the Participation Agreement, dated May 1, 2000, between Registrant and SAFECO Life Insurance
           Company.(27)

         - (4) Amendment dated July 15, 2005, to the Participation Agreement, dated May 1, 2000, between Registrant and SAFECO Life Insurance
           Company.(27)

(iiii)   - (1) Participation Agreement, dated May 22, 2002, between Registrant and The Penn Mutual Life Insurance Company.(27)

         - (2) Amendment No. 1, dated May 1, 2004, to the Participation
           Agreement, dated May 22, 2002, between Registrant and The Penn Mutual
           Life Insurance Company.(27)

(jjjj)   - (1) Participation Agreement, dated June 21, 2002, between Registrant and First Security Benefit Life Insurance and Annuity Company.(27)

         - (2) Amendment No. 1, dated May 1, 2003, to the Participation
           Agreement, dated June 21, 2002, between Registrant and First Security
           Benefit Life Insurance and Annuity Company.(27)

         - (3) Amendment No. 2, dated September 29, 2005, to the Participation
           Agreement, dated June 21, 2002, between Registrant and First Security
           Benefit Life Insurance and Annuity Company.(27)

(kkkk)   - Participation Agreement, dated April 30, 2003, between Registrant and
           MONY Life Insurance Company.(27)

(llll)   - Participation Agreement, dated April 30, 2003, between Registrant and
           MONY Life Insurance Company of America.(27)

(mmmm)   - Participation Agreement, dated September 1, 2005, between Registrant and American National Insurance Company.(27)

(nnnn)   - (1) Participation Agreement, dated October 12, 1999, between
           Registrant and Security Equity Life Insurance Company.(27)

         - (2) Amendment No. 1, dated October 31, 2003, to the Participation
           Agreement, dated October 12, 1999, between Registrant and Security
           Equity Life Insurance Company.(27)

(oooo)   - (1) Participation Agreement, dated October 12, 1999, between
           Registrant and General American Life Insurance Company.(27)

         - (2) Amendment dated September 2, 2002, to the Participation
           Agreement, dated October 12, 1999, between Registrant and General
           American Life Insurance Company.(27)

(pppp)   - (1) Participation Agreement, dated May 1, 2003, between Registrant and Jefferson National Life Insurance Company.(27)

         - (2) Amendment dated April 30, 2004, to the Participation Agreement, dated May 1, 2003, between Registrant and Jefferson National Life
           Insurance Company.(27)

         - (3) Amendment dated May 1, 2006, to the Participation Agreement, dated May 1, 2003, between Registrant and Jefferson National Life
           Insurance Company.(27)

(qqqq)   - Participation Agreement, dated April 30, 2004, between Registrant and
           Midland National Life Insurance Company.(27)

(rrrr)   - Participation Agreement, dated April 30, 2004, between Registrant and
           National Life Insurance Company.(27)

(ssss)   - Participation Agreement, dated April 30, 2004, between Registrant and
           Metropolitan Life Insurance Company.(27)

(tttt)   - Participation Agreement, dated April 30, 2004, between Registrant and
           Ameritas Variable Life Insurance Company.(27)

(uuuu)   - Participation Agreement, dated April 30, 2004, between Registrant and
           Ameritas Life Insurance Company.(27)

(vvvv)   - Participation Agreement, dated April 30, 2004, between Registrant and
           Business Men's Assurance Company of America.(27)

(wwww)   - Participation Agreement, dated April 30, 2004, between Registrant and
           American Skandia Life Assurance Corp.(27)

(xxxx)   - Participation Agreement, dated April 30, 2004, between Registrant and
           Great-West Life Annuity Insurance Company.(27)

(yyyy)   - Participation Agreement, dated April 30, 2004, between Registrant and
           American United Life Insurance Company.(27)

(zzzz)   - (1) Participation Agreement, dated March 2, 2003, between Registrant and GE Capital Life Assurance Company of New York.(27)

         - (2) Amendment No. 1, dated April 29, 2005, to the Participation
           Agreement, dated March 2, 2003, between Registrant and GE Capital
           Life Assurance Company of New York.(27)

(aaaaa)  - Participation Agreement, dated April 30, 2004, between Registrant and
           American Partners Life Insurance Company.(27)

(bbbbb)  - Participation Agreement, dated April 30, 2004, between Registrant and
           Massachusetts Mutual Life Insurance Company.(27)

(ccccc)  - Participation Agreement, dated April 30, 2004, between Registrant and
           C.M. Life Insurance Company.(27)

(ddddd)  - Participation Agreement, dated July 1, 2005, between Registrant and
           AXA Equitable Life Insurance Company.(27)

(eeeee)  - (1) Participation Agreement, dated September 14, 2005, between
           Registrant and New York Life Insurance and Annuity Corp.(27)

         - (2) Addendum dated March 17, 2006, to the Participation Agreement, dated September 14, 2005, between Registrant and New York Life
           Insurance and Annuity Corp.(27)

(fffff)  - Participation Agreement, dated April 30, 2004, between Registrant and
           Chase Insurance Life and Annuity Company.(27)

(ggggg)  - Participation Agreement, dated April 30, 2004, between Registrant and
           Kemper Investors Life Insurance Company.(27)

(hhhhh)  - (1) Participation Agreement, dated January 6, 2003, between
           Registrant and Nationwide Life Insurance Company.(27)

         - (2) Amendment No. 1, dated April 30, 2004, to the Participation
           Agreement, dated January 6, 2003, between Registrant and Nationwide
           Life Insurance Company.(27)

         - (3) Amendment No. 2, dated July 1, 2005, to the Participation
           Agreement, dated January 6, 2003, between Registrant and Nationwide
           Life Insurance Company.(27)

(iiiii)  - Accounting Services Agreement, dated March 31, 1993, between the
           Registrant and State Street Bank and Trust Company.(4)

(jjjjj)  - Agreement and Plan of Reorganization, dated December 7, 1999, between
           Registrant and AIM Variable Insurance Funds.(12)

(kkkkk)  - (1) Memorandum of Agreement between Registrant, on behalf of AIM V.I.
           Basic Value Fund and AIM V.I. Mid Cap Equity Fund, and A I M
           Advisors, Inc., dated July 1, 2001.(18)

         - (2) Memorandum of Agreement, between Registrant, on behalf of AIM
           V.I. Basic Value Fund and AIM V.I. Mid Cap Equity Fund, and A I M
           Advisors, Inc. regarding securities lending, dated July 1, 2001.(18)

(lllll)  - (1) Form of Memorandum of Agreement between Registrant, on behalf of
           AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund, and A I M Advisors, Inc. (21)

         - (2) Form of Memorandum of Agreement between Registrant, on behalf of AIM V.I. Large Cap Growth Fund and AIM V.I. Small Cap Equity Fund, and A I M Advisors, Inc. regarding securities lending.(21)

(mmmmm)  - Second Amended and Restated Interfund Loan Agreement, dated April 30,
           2004, between Registrant and A I M Advisors, Inc.(24)

(nnnnn)  - Memorandum of Agreement, dated as of January 1, 2005, between
           Registrant and A I M Advisors, Inc. with respect to AIM V.I.
           Aggressive Growth Fund, AIM V.I. Balanced Fund, AIM V.I. Basic Value
           Fund, AIM V.I. Blue Chip Fund, AIM V.I. Capital Appreciation Fund,
           AIM V.I. Capital Development Fund, AIM V.I. Core Equity Fund, AIM
           V.I. Core Stock Fund, AIM V.I. Dent Demographic Trends Fund, AIM V.I.
           Dynamics Fund, AIM V.I. Financial Services Fund, AIM V.I. Growth
           Fund, AIM V.I. Health Sciences Fund, AIM V.I. International Growth
           Fund, AIM V.I. Large Cap Growth Fund, AIM V.I. Leisure Fund, AIM V.I.
           Mid Cap Core Equity Fund, AIM V.I. Premier Equity Fund, AIM V.I. Real
           Estate Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Small Company
           Growth Fund, AIM V.I. Technology Fund, AIM V.I. Total Return Fund and
           AIM V.I. Utilities Fund.(24)

(ooooo)  - (1) Memorandum of Agreement, dated as of January 1, 2005, between
           Registrant, on behalf of all funds, and A I M Advisors, Inc.(24)

         - (2) Memorandum of Agreement, dated as of July 1, 2005, between
           Registrant, on behalf of all funds and A I M Advisors, Inc.(26)

         - (3) Memorandum of Agreement, dated as of November 1, 2005, between
           Registrant, on behalf of all funds, and A I M Advisors, Inc.(26)

         - (4) Memorandum of Agreement, dated as of January 1, 2006, between
           Registrant, on behalf of all funds, and A I M Advisors, Inc.(26)

         - (5) Memorandum of Agreement, dated as of April 1, 2006, between
           Registrant, on behalf of all funds, and A I M Advisors, Inc.(27)

(ppppp)  - Memorandum of Agreement, dated as of January 1, 2005, between
           Registrant, on behalf of all funds, and A I M Distributors, Inc.(24)

14 (a)   - Consent of Tait Weller & Baker is filed herewith.

   (b)   - Consent of PricewaterhouseCoopers LLP is filed herewith.

15       - Financial Statements for the period ended December 31, 2005 and June
           30, 2006 are incorporated by reference to AIM V.I. Demographic Trends
           Fund's and AIM V.I. Capital Appreciation Fund's annual and semi-annual reports to shareholders contained in the Registrant's
           Form N-CSR filed on March 3, 2006 and [August __, 2006],
           respectively.

16       - Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden,
           Fields, Frischling, Graham, Mathai-Davis, Pennock, Quigley, Soll,
           Stickel and Williamson.(26)

17       - Form of Proxy relating to the Special Meeting of Shareholders of AIM
           V.I. Demographic Trends Fund is filed herewith.

----------
(1) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, filed on April 19, 1993.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A, filed on November 3, 1994.

(3) Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, filed on April 26, 1995.

(4) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A, filed electronically on April 23, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A, filed electronically on February 13, 1998.

(7) Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A, filed electronically on October 2, 1998.

(8) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed electronically on February 18, 1999.

(9) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 1999.

(10) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A, filed electronically on July 13, 1999.

(11) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A, filed electronically on September 28, 1999.

(12) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed electronically on February 16, 2000.

(13) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A, filed electronically on February 17, 2000.

(14) Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, filed electronically on February 16, 2001.

(15) Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed electronically on April 12, 2001.

(16) Incorporated herein by reference to Post Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A, filed electronically on May 29, 2001.

(17) Incorporated herein by reference to Post Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A, filed electronically on July 18, 2001.

(18) Incorporated herein by reference to Post Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, filed electronically on February 12, 2002.

(19) Incorporated herein by reference to Post Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A, filed electronically on April 30, 2002.

(20) Incorporated herein by reference to Post Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A, filed electronically on April 29, 2003.

(21) Incorporated herein by reference to Post Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A, filed electronically on June 18, 2003.

(22) Incorporated herein by reference to Post Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A, filed electronically on February 13, 2004.

(23) Incorporated herein by reference to Post Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A, filed electronically on April 13, 2004.

(24) Incorporated herein by reference to Post Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A, filed electronically on February 28, 2005.

(25) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, filed electronically on April 28, 2005.

(26) Incorporated herein by reference to Post-Effective Amendment No. 31, to Registrant's Registration Statement on Form N-1A, filed electronically on February 14, 2006.

(27) Incorporated herein by reference to Post-Effective Amendment No. 32, to Registrant's Registration Statement on Form N-1A, filed electronically on April 27, 2006.

Item 17. Undertakings.

          (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145C], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned Registrant agrees that every prospectus that is filled under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          (3) The undersigned Registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the prospectus in a post-effective amendment to this registration statement.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, State of Texas, on the 16th day of August, 2006.

                    REGISTRANT: AIM VARIABLE INSURANCE FUNDS

                                       By: /s/ PHILIP A. TAYLOR
                                           ------------------------------------
                                           Philip A. Taylor, President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.


               SIGNATURES                                         TITLE                          DATE
               ----------                                         -----                          ----
       /s/ Robert H. Graham                                      Trustee                      August 16, 2006
   -----------------------------------
        (Robert H. Graham)

        /s/ Bob R. Baker*                                        Trustee                      August 16, 2006
   -----------------------------------
           (Bob R. Baker)

        /s/ Frank S. Bayley*                                     Trustee                      August 16, 2006
   -----------------------------------
          (Frank S. Bayley)

        /s/ James T. Bunch*                                      Trustee                      August 16, 2006
   -----------------------------------
          (James T. Bunch)

        /s/ Bruce L. Crockett*                               Chair & Trustee                  August 16, 2006
   -----------------------------------
         (Bruce L. Crockett)

        /s/ Albert R. Dowden*                                    Trustee                      August 16, 2006
   -----------------------------------
         (Albert R. Dowden)

        /s/ Jack M. Fields*                                      Trustee                      August 16, 2006
   -----------------------------------
          (Jack M. Fields)

        /s/ Carl Frischling*                                     Trustee                      August 16, 2006
   -----------------------------------
          (Carl Frischling)

        /s/ Prema Mathai-Davis*                                  Trustee                      August 16, 2006
   -----------------------------------
        (Prema Mathai-Davis)

        /s/ Lewis F. Pennock*                                    Trustee                      August 16, 2006
   -----------------------------------
         (Lewis F. Pennock)

        /s/ Ruth H. Quigley*                                     Trustee                      August 16, 2006
   -----------------------------------
         (Ruth H. Quigley)

        /s/ Larry Soll*                                          Trustee                      August 16, 2006
   -----------------------------------
            (Larry Soll)

        /s/ Raymond Stickel, Jr.*                                Trustee                      August 16, 2006
   -----------------------------------
      (Raymond Stickel, Jr.)


        /s/ Mark H. Williamson*                                  Trustee &                    August 16, 2006
   -----------------------------------                  Executive Vice President
       (Mark H. Williamson)

        /s/ Philip A. Taylor                                    President                     August 16, 2006
   -----------------------------------                (Principal Executive Officer)
        (Philip A. Taylor)

       /s/ Sidney M. Dilgren                          Vice President & Treasurer             August 16, 2006
   -----------------------------------                  (Principal Financial and
        (Sidney M. Dilgren)                                 Accounting Officer)

*By    /s/ Robert H. Graham                                                                   August 16, 2006
   -----------------------------------
         Robert H. Graham
         Attorney-in-Fact



*Robert H. Graham, pursuant to powers of attorney filed in Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A on February 14, 2006.

                                INDEX TO EXHIBITS

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
Exhibit
 Number   Description
-------   -----------
11 Opinion of Counsel and Consent of Ballard Spahr Andrews & Ingersoll, LLP, as to the legality of the securities being registered

14(a)     Consent of Tait Weller & Baker

14(b)     Consent of PricewaterhouseCoopers LLP

17 Form of Proxy relating to the Special Meeting of Shareholders of AIM V.I. Demographic Trends Fund
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